--------------------------------------------------------------------------------
                                 SMITH BARNEY
                             DIVERSIFIED STRATEGIC
                                  INCOME FUND

--------------------------------------------------------------------------------

          CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  JANUARY 31, 2001


                       [LOGO OF SMITH BARNEY MUTUAL FUNDS]


                Your Serious Money. Professionally Managed.(/SM/)

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

    [PHOTO]                    [PHOTO]                     [PHOTO]
JOHN C. BIANCHI,           JAMES E. CONROY,           SIMON HILDRETH,
PORTFOLIO MANAGER          PORTFOLIO MANAGER          PORTFOLIO MANAGER



  [GRAPHIC] Classic Series


 Semi-Annual Report . January 31, 2001

 SMITH BARNEY DIVERSIFIED
 STRATEGIC INCOME FUND


      JOHN C. BIANCHI, CFA

      John C. Bianchi, CFA, has more than 23 years of securities business experience.

      JAMES E. CONROY

      James E. Conroy has more than 25 years of securities business experience.

      SIMON HILDRETH

      Simon Hildreth has more than 18 years of securities business experience.

      FUND OBJECTIVE

      Seeks high current income by investing primarily in U.S. government securities and U.S. government mortgage-related securities, foreign government securities, including securities issued by supranational organizations and U.S. and foreign corporate debt securities.

      FUND FACTS

      FUND INCEPTION
      -----------------
      December 28, 1989

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      -------------------
      23 Years (John C. Bianchi)
      25 Years (James E. Conroy)
      18 Years (Simon Hildreth)

          CLASS A CLASS B  CLASS L
----------------------------------
NASDAQ     SDSAX   SLDSX    SDSIX
----------------------------------
INCEPTION 11/6/92 12/28/89 3/19/93
----------------------------------

Average Annual Total Returns as of January 31, 2001


                                   Without Sales Charges/(1)/

                                   Class A   Class B  Class L

                  -------------------------------------------
                  Six-Month+          3.18%     2.76%    2.77

                  -------------------------------------------
                  One-Year            6.15      5.59     5.60

                  -------------------------------------------
                  Five-Year           5.60      5.09     5.13

                  -------------------------------------------
                  Ten-Year             N/A      7.14      N/A

                  -------------------------------------------
                  Since Inception++   6.62      7.37     5.71

                  -------------------------------------------


                                     With Sales Charges/(2)/

                                   Class A   Class B  Class L

                  -------------------------------------------
                  Six-Month+         (1.48)%   (1.67)%   0.80

                  -------------------------------------------
                  One-Year            1.39      1.19     3.62

                  -------------------------------------------
                  Five-Year           4.62      4.94     4.92

                  -------------------------------------------
                  Ten-Year             N/A      7.14      N/A

                  -------------------------------------------
                  Since Inception++   6.02      7.37     5.58

                  -------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

  + Total return is not annualized, as it may not be representative of the total return for the year.

 ++ Inception dates for Class A, B and L shares are November 6, 1992, December 28, 1989 and March 19, 1993, respectively.


--------------------------------------------------------------------------------
What's Inside
Your Investment in the Smith Barney Diversified Strategic Income Fund.........1
A Message from the Chairman...................................................2
Fund at a Glance..............................................................3
A Letter from the Portfolio Managers......................................... 4
Historical Performance........................................................8
Growth of $10,000........................................................... 11
Schedule of Investments......................................................12
Bond Ratings.................................................................24
Statement of Assets and Liabilities..........................................25
Statement of Operations......................................................26
Statements of Changes in Net Assets..........................................27
Notes to Financial Statements................................................28
Financial Highlights.........................................................34


[LOGO OF SMITH BARNEY MUTUAL FUNDS]


Your Serious Money. Professionally Managed/(SM)/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

     YOUR INVESTMENT IN THE SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND

An Opportunity to Diversify Your Income Sources
The Smith Barney Diversified Strategic Income Fund brings together three fixed-income opportunities: U.S. government securities, foreign government debt and high-yielding corporate bonds.

[GRAPHIC]
Broad Income Diversification
Portfolio managers John Bianchi, Jim Conroy and Simon Hildreth believe that one way to minimize portfolio volatility is to diversify broadly across regions, asset classes and currencies. Keep in mind, diversification does not protect against market loss.

[GRAPHIC]
A Comprehensive Investment Process
John, Jim and Simon follow an investment process that incorporates in-depth fundamental and quantitative analysis covering 15 of the world's major government bond markets, focusing on opportunities in U.S. government and agency securities, high-yield corporate bonds and foreign government bonds. (Please note that investments in foreign securities are subject to special risks such as those associated with currency fluctuations.)

[GRAPHIC]
A Distinguished History of Managing Your Serious Money
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients timely information, advice and insightful asset management. Today, Citigroup Asset Management ("Citigroup") unites the distinguished history of Smith Barney & Co. with the unparalleled global reach of its parent, Citigroup.

At Citigroup you have access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed options.


 1 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

                          A MESSAGE FROM THE CHAIRMAN

                          [PHOTO OF HEATH B. MCLENDON]

                               HEATH B. MCLENDON
                               CHAIRMAN

                               -----------------


The year 2001 has begun as a period of transition and consolidation for U.S. securities markets. The bond markets in particular have witnessed a dramatic change over the past year, reflecting a shift in Federal Reserve Board ("Fed") policy from monetary tightening to easing. The stock market's volatility continues to make headlines, and we have seen investors move more of their assets into bonds -- attracted by the steady stream of interest income.

In addition, many corporations continue to experience negative earnings pressure as business has slowed, inventories are being reduced and excess capacity weighs on margins. In January, the Fed reduced interest rates by cutting the federal funds rate/1 /("fed funds rate") twice, for a total decrease of 1%. Even though recent economic indicators have hinted at a rising level of inflation, today's worsening financial environment would seem to suggest that the Fed may continue its course of easing interest rates. The problems that plagued a number of corporate bond issuers last year -- especially in the high yield sector -- would appear to be well on their way to being worked out. While there are no guarantees, we believe that all these factors may serve to build a framework that could well lead to improved profitability setting the stage for a possible recovery in the latter half of 2001.

Based on the portfolio managers analysis of current economic and market conditions the Diversified Strategic Income Fund ("Fund") assets are allocated across three classes of bonds: U.S. government and mortgage-backed securities, high-yield corporate bonds and foreign government debt securities./2/ In our opinion, investing in these asset classes enables the Fund to achieve its objective of high

As the global economy strives to reach a new equilibrium, it has become more important than ever to choose an investment manager you trust. When you invest with Citigroup Asset Management, you have access to the experience and resources of one of the world's largest and most well-respected financial institutions.

Sincerely,

/s/ McLendon
Heath B. McLendon
Chairman

February 28, 2001
--------
1 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
2 Please note that the Fund is subject to certain risks of overseas investing, including currency fluctuations. In addition, the Fund invests in high-yield securities. Although these issues are lower-rated and inherently more risky than higher-rated fixed-income securities, they typically provide shareholders with more income. Also, government securities are guaranteed as to the timely payment of interest and provide a guaranteed return of principal.
3 Please note that diversification may not protect against market loss.


 2 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

          Smith Barney Diversified Strategic Income Fund at a Glance

 Top Ten Holdings*+

               1. Government National Mortgage Association. 24.5%

               2. Federal National Mortgage Association.... 12.7

               3. Federal Home Loan Mortgage Corporation...  5.6

               4. U.S. Treasury Principal Strips...........  5.2

               5. Bundesobligation (Germany)...............  3.5

               6. Kingdom of Denmark.......................  2.8

               7. Swedish Government.......................  2.7

               8  NYKREDIT (Denmark).......................  2.0

               9. Fannie Mae (United Kingdom)..............  1.6

              10. New Zealand Government...................  1.6


                          Industry Diversification*++

                                     [GRAPH]



Alternative Power Generation      3.7%

Cable/Satellite TV               13.3%

Casinos/Gambling                  2.6%

Containers/Packaging              4.6%

Contract Drilling                 3.2%

Oil & Gas Production              5.8%

Pulp and Paper                    2.4%

Specialty Communications          9.1%

Wireless Telecommunications      11.6%

Other                            43.7%

                             Investment Breakdown*+

                                     [GRAPH]


Corporate Bonds and Notes      25.5%

International Bonds            24.3%

Common Stock,
Preferred Stock
and Warrants                    0.3%

Repurchase Agreements           0.4%

U.S. Government Agencies
& Obligations                  49.5%

* These holdings are as of January 31, 2001 and are subject to change. + As a percentage of total investments.
++ As a percentage of total high-yield sector.


 3 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney Diversified Strategic Income Fund ("Fund") for the period ended January 31, 2001. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Performance Update
For the six months ended January 31, 2001, the Fund's Class A shares, without and with sales charges, returned 3.18% and negative 1.48%, respectively, for the period. In comparison, the Lehman Brothers Aggregate Bond Index ("Lehman Index")/1/ returned 8.12% for the same period. The Fund is also measured against a combination of 35% of the Merrill Lynch Master GNMA Index/2/, 30% of the Merrill Lynch High Yield Master Index/3/ and 30% of the Merrill Lynch Global Bond Index./4/ For the six months ended January 31, 2001, the Merrill Lynch Master GNMA Index returned 7.83%, the Merrill Lynch High Yield Master Index returned 1.36% and the Merrill Lynch Global Bond Index returned 5.30%. Past performance is not indicative of future results.

Investment Strategy
The Fund seeks high current income. The Fund invests primarily in three types of fixed-income securities:

    . U.S. government securities and U.S. government mortgage-related securities;

    . Foreign government securities, including securities issued by supranational organizations; and

    .   U.S. and foreign corporate debt securities.

The Fund relies on our ability to manage its asset allocation in response to rapidly changing global market conditions. Our goal is to provide shareholders with a dividend level consistent with maintaining a relatively stable net asset value.

Market and Economic Overview
As the new millennium dawned, fears of potential computer catastrophes were replaced with the prospects for continued prosperity, as measured by the buoyant hopes for the stock market. The newfound wealth enjoyed by many over the past few years fueled consumer spending to levels never seen before. Home sales escalated as low interest rates on an absolute basis, combined with the stock mania phenomena, appeared to mean "bigger and better." Would 2001 see more of the same?


--------
1 The Lehman Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The index is comprised of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds. Please note than an investor cannot invest directly in an index.
2 The Merrill Lynch Master GNMA Index includes various weighting of all outstanding coupons issued in 15- and 30-year GNMA mortgage pass-throughs. Please note that an investor cannot invest directly in an index.
3 The Merrill Lynch High Yield Master Index is a market capitalization-weighted index of all domestic and Yankee high-yield bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB/Baa3, but are not in default. Please note that an investor cannot invest directly in an index.
4 The Merrill Lynch Global Bond Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.


 4 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

In 2000, many investors believed that the Federal Reserve Board's ("Fed") tightening (i.e., 175 basis points/5 /since the beginning of 1999) was insufficient. However, the demise of many once-promising dot-com companies and the hint of weaker corporate earnings began to seemingly affect economic reports negatively beginning in the late summer of 2000.

The bond market took its cue from these events as interest rates declined, allowing short-term interest rates to fall below longer-term maturity fixed-income securities for the first time since mid January 2000. On January 3, 2001, the Fed made a bold, inter-meeting adjustment in monetary policy by decreasing short-term interest rates by 50 basis points. This move was prompted by the sharp plunge in consumer confidence, continued erosion in the stock market and the continued weakness in the manufacturing sector. At the scheduled January 31, 2001 Federal Open Market Committee meeting ("FOMC"),/6/ policymakers lowered interest rates by an additional 50 basis points. We believe this rapid response by the Fed was deemed necessary since consumer and business confidence has continued to erode and rising energy prices have drained consumer purchasing power and added pressure on business profit margins.

The continued buyback of U.S. Treasuries (in light of their customary role as the hedging vehicle of choice for many investors) by the federal government during 2000 also negatively impacted corporate bonds and, to a lesser degree, mortgage-backed securities.

U.S. Government and Mortgage-Backed Securities
It has been an eventful and in many ways unprecedented period for the six months ended January 31, 2001. The U.S. presidential election was ultimately settled in the courts, and corporate bond spreads/7/ widened versus similar-maturity U.S. Treasuries to unimaginable levels. As a backdrop, the Fed deliberated about the seeming trend toward weaker and weaker economic data. The bond market was virtually frozen by the magic of the CNN television network broadcasting unprecedented numbers of 'breaking news' in trading rooms throughout Wall Street.

During the latter part of the period, interest rates very quietly declined with most of the movement being in U.S. Treasury securities with maturities 10 years and shorter. In our view, this action reflected market anticipation that the Fed would reverse its money-tightening bias. The yield curve's inversion/8/ (i.e., higher rates in short maturities vs. long maturities) dating back to January 2000 changed during the period. In our opinion, this trend confirmed the market's conviction that the nation's central bank may have to act faster than expected.

Throughout the period, the bond market was trying to take its cue from stocks. Although there were random hints of weakness in corporate earnings early in the period, stocks continued to climb. However, this trend was soon erased, as random hints became steady evidence of a possible economic slowdown in the U.S.

It was a two-dimensional and volatile period for the Fund's U.S. government and mortgage-backed securities holdings. During the period, the U.S. Treasury market steadily appreciated in value while the corporate bond market returns varied depending on yield-spread widening.


--------
5 A basis point is 0.01% or one one-hundredth of a percent.
6 FOMC is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
7 Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
8 Inverted yield curve is an unusual situation where short-term interest rates are higher than long-term rates.


 5 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

High-Yield Corporate Bonds
The high-yield bond market began a long overdue recovery in the month of January 2001 as the Fed began the process of loosening monetary policy by lowering short-term interest rates. In 1990, we saw a similar turn of events with the Fed reducing interest rates to stem an economic slowdown. Unfortunately, the Fed moved too slowly in 1990 to prevent a recession from taking hold. Not surprisingly, the high-yield bond market suffered similar price declines in 1999 and 2000 compared to 1989 and 1990. In fact, ten years ago, high-yield bond prices bottomed in November 1990 before staging a significant three-year recovery. In our opinion, if the Fed follows through with its shift in monetary policy and continues to cut interest rates we could see a recovery in high-yield bond prices. (Of course, there are no guarantees that this will occur.)

At current median spread levels of over 900 basis points above U.S. Treasuries, we think the high-yield bond market may be anticipating an economic recession in the U.S. Investor sentiment is extremely negative at this time, which we view as a positive. We also believe most of the bad news of slowing U.S. economic growth and corporate profits has already been reflected in high-yield bond market prices.

In the Fund's high-yield corporate bond portion, our overweighting in B/B rated telecommunications issues held back its performance during the period. These same issues are now benefiting the Fund's performance as the high-yield bond market appears to be recovering so far in 2001. In addition, we continue to believe these issues may continue to outperform if the performance of the high-yield bond market improves.

Foreign Government Securities
Our investment strategy regarding the Fund's foreign government securities holdings currently emphasizes three factors:

    .   To be fully invested and earn high yield;

    . To stay in for a moderately long duration and be prepared to take advantage of potential spread tightening; and

    .   To focus on countries with low external financing requirements.

We were disappointed by the weakness of the euro during 2000. During the period, we have, on occasion, taken positions in the euro against the U.S. dollar and the Japanese yen because of our expectations for an improvement in the Euroland currency's performance to reflect slowing growth in the U.S relative to Europe.

This has hardly occurred however, and when it has happened, has been promptly reversed as the euro plummeted to staggering lows against the major world currencies. In our opinion due to our emphasis on risk control and conservative investing style, however, we believe that any losses resulting from these positions have been contained. (Past performance is not indicative of future results.) Yet, we still feel that the euro may eventually rebound against the U.S. dollar and Japanese yen.

In our opinion, the key influences driving foreign government bond market behavior during the period were the rising price of oil, the perceived slowdown of the U.S. economy and the continuing weakness of the euro, culminating in European central bank intervention to help support the currency.



 6 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

Throughout the fourth quarter of 2000, it became increasingly evident to us that the interest rate cycle in North America had probably peaked, while the European central bank was still in a tightening mode with the currency situation likely to heighten the probability of further interest rate increases on the continent. Against this backdrop, it was unsurprising that European bond markets underperformed for the most part during the period.

Thank you for investing in the Smith Barney Diversified Strategic Income Fund.

Sincerely,




  /s/ John C. Bianchi                   /s/ James E. Conroy


  John C. Bianchi, CFA                  James E. Conroy
  Vice President and                    Vice President and
  Investment Officer                    Investment Officer


  /s/ Simon Hildreth

Simon Hildreth
Investment Officer

February 28, 2001

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 12 through 23 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of January 31, 2001 and is subject to change.



 7 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Class A Shares


                      Net Asset Value
                      ----------------
                      Beginning End of  Income   Capital Gain    Return      Total
Period Ended          of Period Period Dividends Distributions of Capital Returns/(1)/

--------------------------------------------------------------------------------------
1/31/01                   $7.19  $7.09     $0.32         $0.00      $0.00      3.18%+

--------------------------------------------------------------------------------------
7/31/00                    7.46   7.19      0.51          0.00       0.00       3.35

--------------------------------------------------------------------------------------
7/31/99                    7.96   7.46      0.49          0.01       0.04       0.41

--------------------------------------------------------------------------------------
7/31/98                    8.01   7.96      0.58          0.05       0.00       7.47

--------------------------------------------------------------------------------------
7/31/97                    7.82   8.01      0.67          0.00       0.00      11.36

--------------------------------------------------------------------------------------
7/31/96                    7.85   7.82      0.62          0.00       0.05       8.39

--------------------------------------------------------------------------------------
7/31/95                    7.76   7.85      0.48          0.00       0.19      10.35

--------------------------------------------------------------------------------------
7/31/94                    8.41   7.76      0.62          0.10       0.04       1.16

--------------------------------------------------------------------------------------
Inception* -- 7/31/93      8.24   8.41      0.45          0.12       0.00      9.30+

--------------------------------------------------------------------------------------
 Total                                     $4.74         $0.28      $0.32

--------------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

             Net Asset Value
             ----------------
             Beginning End of  Income   Capital Gain    Return      Total
Period Ended of Period Period Dividends Distributions of Capital Returns/(1)/

-----------------------------------------------------------------------------
1/31/01          $7.22  $7.11     $0.30         $0.00      $0.00      2.76%+

-----------------------------------------------------------------------------
7/31/00           7.48   7.22      0.47          0.00       0.00       2.98

-----------------------------------------------------------------------------
7/31/99           7.98   7.48      0.46          0.01       0.03      (0.06)

-----------------------------------------------------------------------------
7/31/98           8.03   7.98      0.54          0.05       0.00       6.93

-----------------------------------------------------------------------------
7/31/97           7.83   8.03      0.62          0.00       0.00      10.89

-----------------------------------------------------------------------------
7/31/96           7.86   7.83      0.57          0.00       0.05       7.80

-----------------------------------------------------------------------------
7/31/95           7.76   7.86      0.44          0.00       0.18      10.00

-----------------------------------------------------------------------------
7/31/94           8.41   7.76      0.60          0.10       0.03       0.66

-----------------------------------------------------------------------------
7/31/93           8.55   8.41      0.58          0.14       0.00       7.28

-----------------------------------------------------------------------------
7/31/92           7.98   8.55      0.68          0.00       0.07      17.12

-----------------------------------------------------------------------------
7/31/91           8.06   7.98      0.71          0.06       0.09      10.42

-----------------------------------------------------------------------------
 Total                            $5.97         $0.36      $0.45

-----------------------------------------------------------------------------



 8 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Class L Shares



                      Net Asset Value
                      ----------------
                      Beginning End of  Income   Capital Gain    Return     Total
Period Ended          of Period Period Dividends Distributions of Capital Returns/(1)/

--------------------------------------------------------------------------------------
1/31/01                   $7.21  $7.10     $0.30         $0.00      $0.00     2.77%+

--------------------------------------------------------------------------------------
7/31/00                    7.48   7.21      0.47          0.00       0.00      2.84

--------------------------------------------------------------------------------------
7/31/99                    7.97   7.48      0.46          0.01       0.03      0.08

--------------------------------------------------------------------------------------
7/31/98                    8.01   7.97      0.54          0.05       0.00      7.08

--------------------------------------------------------------------------------------
7/31/97                    7.81   8.01      0.62          0.00       0.00     10.92

--------------------------------------------------------------------------------------
7/31/96                    7.84   7.81      0.57          0.00       0.05      7.82

--------------------------------------------------------------------------------------
7/31/95                    7.76   7.84      0.44          0.00       0.18      9.73

--------------------------------------------------------------------------------------
7/31/94                    8.41   7.76      0.60          0.10       0.03      0.66

--------------------------------------------------------------------------------------
Inception* -- 7/31/93      8.36   8.41      0.20          0.03       0.00     3.41+

--------------------------------------------------------------------------------------
 Total                                     $4.20         $0.19      $0.29

--------------------------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                      Net Asset Value
                      ----------------
                      Beginning End of  Income   Capital Gain    Return     Total
Period Ended          of Period Period Dividends Distributions of Capital Returns/(1)/

--------------------------------------------------------------------------------------
1/31/01                   $7.20  $7.09     $0.33         $0.00      $0.00     3.21%+

--------------------------------------------------------------------------------------
7/31/00                    7.46   7.20      0.53          0.00       0.00      3.83

--------------------------------------------------------------------------------------
7/31/99                    7.96   7.46      0.51          0.01       0.04      0.72

--------------------------------------------------------------------------------------
7/31/98                    8.00   7.96      0.60          0.05       0.00      7.96

--------------------------------------------------------------------------------------
7/31/97                    7.82   8.00      0.70          0.00       0.00     11.64

--------------------------------------------------------------------------------------
Inception* -- 7/31/96      7.89   7.82      0.53          0.00       0.05     6.65+

--------------------------------------------------------------------------------------
 Total                                     $3.20         $0.06      $0.09

--------------------------------------------------------------------------------------

 Historical Performance -- Class Z Shares

                      Net Asset Value
                      ----------------
                      Beginning End of  Income   Capital Gain    Return     Total
Period Ended          of Period Period Dividends Distributions of Capital Returns/(1)/

--------------------------------------------------------------------------------------
1/31/01                   $7.21  $7.10     $0.33         $0.00      $0.00     3.20%+

--------------------------------------------------------------------------------------
7/31/00                    7.47   7.21      0.53          0.00       0.00      3.83

--------------------------------------------------------------------------------------
7/31/99                    7.96   7.47      0.51          0.01       0.04      0.84

--------------------------------------------------------------------------------------
7/31/98                    8.01   7.96      0.60          0.05       0.00      7.78

--------------------------------------------------------------------------------------
7/31/97                    7.82   8.01      0.69          0.00       0.00     11.69

--------------------------------------------------------------------------------------
7/31/96                    7.85   7.82      0.63          0.00       0.06      8.72

--------------------------------------------------------------------------------------
7/31/95                    7.76   7.85      0.49          0.00       0.20     10.94

--------------------------------------------------------------------------------------
7/31/94                    8.41   7.76      0.65          0.10       0.04      1.43

--------------------------------------------------------------------------------------
Inception* -- 7/31/93      8.24   8.41      0.47          0.12       0.00     9.47+

--------------------------------------------------------------------------------------
 Total                                     $4.90         $0.28      $0.34

--------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


 9 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Average Annual Total Returns




                                        Without Sales Charges/(1)/
                                  ---------------------------------------
                                  Class A Class B Class L Class Y Class Z

       ------------------------------------------------------------------
       Six Months Ended 1/31/01+   3.18%   2.76%    2.77%   3.21%   3.20%

       ------------------------------------------------------------------
       Year Ended 1/31/01          6.15    5.59     5.60    6.50    6.49

       ------------------------------------------------------------------
       Five Years Ended 1/31/01    5.60    5.09     5.13    5.96    5.95

       ------------------------------------------------------------------
       Ten Years Ended 1/31/01      N/A    7.14      N/A     N/A     N/A

       ------------------------------------------------------------------
       Inception* through 1/31/01  6.62    7.37     5.71    6.36    6.97

       ------------------------------------------------------------------
                                          With Sales Charges/(2)/
                                  ---------------------------------------
                                  Class A Class B Class L Class Y Class Z

       ------------------------------------------------------------------
       Six Months Ended 1/31/01+  (1.48)% (1.67)%   0.80%   3.21%   3.20%

       ------------------------------------------------------------------
       Year Ended 1/31/01          1.39    1.19     3.62    6.50    6.49

       ------------------------------------------------------------------
       Five Years Ended 1/31/01    4.62    4.94     4.92    5.96    5.95

       ------------------------------------------------------------------
       Ten Years Ended 1/31/01      N/A    7.14      N/A     N/A     N/A

       ------------------------------------------------------------------
       Inception* through 1/31/01  6.02    7.37     5.58    6.36    6.97

       ------------------------------------------------------------------

 Cumulative Total Returns

                                             Without Sales Charges/(1)/

        ---------------------------------------------------------------
        Class A (Inception* through 1/31/01)                   69.49%

        ---------------------------------------------------------------
        Class B (1/31/91 through 1/31/01)                      99.40

        ---------------------------------------------------------------
        Class L (Inception* through 1/31/01)                   54.80

        ---------------------------------------------------------------
        Class Y (Inception* through 1/31/01)                   38.74

        ---------------------------------------------------------------
        Class Z (Inception* through 1/31/01)                   74.21

        ---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B, L, Y and Z shares are November 6, 1992, December 28, 1989, March 19, 1993, October 10, 1995 and November 6, 1992, respectively.



10 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance (unaudited)


Growth of $10,000 Invested in Class B Shares of the
Smith Barney Diversified Strategic Income Fund vs. Lehman Brothers Aggregate Bond Index+

--------------------------------------------------------------------------------

                         January 1991 -- January 2001

                                     [GRAPH]



                     Smith Barney       Lehman Brothers

                Diversified Strategic      Aggregate

                     Income Fund           Bond Index

Jan 1991                10,000               10,000

July 1991               10,202               10,463

July 1992               12,117               12,010

July 1993               13,120               13,231

July 1994               13,309               13,244

July 1995               14,748               14,583

July 1996               15,899               15,390

July 1997               17,630               17,047

July 1998               18,853               18,388

July 1999               18,843               18,845

July 2000               19,403               19,971

Jan 2001                19,940               21,592

+ Hypothetical illustration of $10,000 invested in Class B shares on January
  31, 1991, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2001. The Lehman Brothers Aggregate Bond Index is composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed issues. The index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.



11 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited)                           January 31, 2001



    FACE
   AMOUNT                                                    SECURITY                                           VALUE

-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 49.5%
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 49.5%
                       U.S. Treasury Principal Strip:
$ 30,000,000            Zero coupon bond to yield 5.597% due 11/15/09                                        $ 18,705,900
 133,000,000            Zero coupon bond to yield 6.206% due 2/15/15                                           60,753,070
  42,000,000            Zero coupon bond to yield 6.229% due 2/15/19                                           14,948,220
  25,000,000           Federal Home Loan Bank 6.500% due 11/15/05                                              26,156,250
  98,428,068           Federal Home Loan Mortgage Corporation (FHLMC), 7.500% due 12/1/30 (a)                 100,703,726
                       Federal National Mortgage Association (FNMA):
  25,000,000            6.625% due 11/15/10                                                                    26,468,750
  92,474,229            6.500% due 11/1/30 (a)                                                                 92,069,230
  49,774,430            7.000% due 12/1/30 (a)                                                                 50,334,393
  60,000,000            7.500% due 2/1/31 (a)(b)                                                               61,368,600
                       Government National Mortgage Association (GNMA):
      24,727            7.000% due 10/15/25                                                                        25,021
  24,199,599            7.500% due 7/15/29 (a)                                                                 24,834,838
 168,850,310            8.500% due 5/15/30 (a)(c)                                                             175,920,073
  10,778,379            9.000% due 6/15/30 (a)                                                                 11,280,221
 224,039,783            8.000% due 7/15/30 (a)                                                                231,740,031
-------------------------------------------------------------------------------------------------------------------------
                       TOTAL U.S. GOVERNMENT SECTOR
                       (Cost -- $869,637,039)                                                                 895,308,323

-------------------------------------------------------------------------------------------------------------------------

    FACE
   AMOUNT    RATING(d)                                       SECURITY                                           VALUE

-------------------------------------------------------------------------------------------------------------------------
HIGH YIELD SECTOR -- 25.8%
CORPORATE BONDS AND NOTES -- 25.4%
Aerospace and Defense -- 0.1 %
     175,000 B         BE Aerospace, Sr. Sub. Notes, Series B, 8.000% due 3/1/08+                                 169,313
   2,120,000 B-        Dunlop Standard Aerospace Holdings Sr. Notes, 11.875% due 5/15/09                        2,215,400
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,384,713

-------------------------------------------------------------------------------------------------------------------------
Airlines -- 0.4%
   9,212,791 BB        Airplanes Pass Through Trust, Corporate Collateralized Mortgage Obligation, Series D,
                         10.875% due 3/15/19                                                                    6,794,525
-------------------------------------------------------------------------------------------------------------------------
Alternative Power Generation -- 1.0%
                       AES Corp.:
                        Sr. Notes:
     125,000 Ba1*         9.500% due 6/1/09                                                                       132,813
     665,000 Ba1*         9.375% due 9/15/10                                                                      703,238
   6,975,000 Ba3*       Sr. Sub. Notes, 10.250% due 7/15/06                                                     7,288,875
   1,020,000 Ba2*      AES Drax Energy Ltd., Sr. Sub Secured Notes, 11.500% due 8/30/10 (e)                     1,119,450
   7,675,000 BB+       Calpine Corp., Sr. Notes, 10.500% due 5/15/06+                                           7,972,407
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               17,216,783
-------------------------------------------------------------------------------------------------------------------------
Aluminum -- 0.4%
                       Kaiser Aluminum & Chemical Corp.:
                        Sr. Notes:
     600,000 B            Series B, 10.875% due 10/15/06                                                          543,000
     935,000 B            Series D, 10.875% due 10/15/06                                                          846,175
   6,775,000 CCC+       Sr. Sub. Notes, 12.750% due 2/1/03                                                      5,250,625
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                6,639,800

-------------------------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



12 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001



   FACE
  AMOUNT    RATING(d)                                   SECURITY                                     VALUE

-------------------------------------------------------------------------------------------------------------
Apparel/Footwear -- 0.2%
$   715,000 BB-       Levi Strauss & Co., Sr. Notes, 11.625% 1/15/08 (e)                           $  745,388
                      Tommy Hilfiger USA Inc., Company Guaranteed:
    735,000 BBB-       6.500% due 6/1/03+                                                             663,338
  1,530,000 BBB-       6.850% due 6/1/08+                                                           1,239,300
  1,150,000 B-        Tropical Sportswear International Corp., 11.000% due 6/15/08+                 1,081,000
-------------------------------------------------------------------------------------------------------------
                                                                                                    3,729,026
-------------------------------------------------------------------------------------------------------------
Apparel/Footwear Retail -- 0.2%
  1,950,000 CCC+      J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due 10/15/07                 1,784,250
  1,245,000 Baa3*     Saks Inc., Company Guaranteed, 7.250% due 12/1/04                             1,083,150
-------------------------------------------------------------------------------------------------------------
                                                                                                    2,867,400
-------------------------------------------------------------------------------------------------------------
Auto Parts: O.E.M. -- 0.1%
  2,570,000 B         Collins & Aikman Products, Company Guaranteed, 11.500% due 4/15/06+           2,300,150
-------------------------------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.1%
  1,010,000 BB-       Pep Boys-Manny Moe Jack, 6.520% due 7/16/07                                     819,363
-------------------------------------------------------------------------------------------------------------
Broadcasting -- 0.4%
  3,955,800 NR        AMFM Operating Inc., Payment-in-Kind, 12.625% due 10/31/06                    4,381,049
    930,000 CCC+      Sirius Satellite Radio, 14.500% due 5/15/09                                     669,600
                      Young Broadcasting Corp., Sr. Sub. Notes:
    935,000 B          11.750% due 11/15/04+                                                          965,388
    535,000 B          10.125% due 2/15/05                                                            541,688
-------------------------------------------------------------------------------------------------------------
                                                                                                    6,557,725
-------------------------------------------------------------------------------------------------------------
Building Products -- 0.2%
  1,480,000 B         Amatek Industries Property Ltd., Sr. Sub. Notes, 12.000% due 2/15/08          1,269,100
  2,510,000 B-        Atrium Companies Inc., Series B, Company Guaranteed, 10.500% due 5/1/09       2,158,600
-------------------------------------------------------------------------------------------------------------
                                                                                                    3,427,700
-------------------------------------------------------------------------------------------------------------
Cable/Satellite TV -- 3.4%
                      Adelphia Communications Corp.:
  1,880,000 B+         Sr. Discount Notes, Series B, zero coupon bond to yield 11.987% due 1/15/08    864,800
                       Sr. Notes:
    480,000 B+           8.375% due 2/1/08                                                            457,200
    810,000 B+           7.875% due 5/1/09+                                                           741,150
    920,000 CCC+      Cable Satisfaction International, Sr. Notes, 12.750% due 3/1/10                 602,600
                      Charter Communications Holdings LLC:
                       Sr. Discount Notes:
 12,020,000 B+           Step bond to yield 11.721% due 1/15/10                                     7,933,200
  5,090,000 B+           Step bond to yield 13.500% due 1/15/11 (e)                                 3,092,175
                       Sr. Notes:
  1,530,000 B+           8.625% due 4/1/09+                                                         1,476,450
  1,755,000 B+           11.125% due 1/15/11 (e)                                                    1,860,300
  4,570,000 BB-       CSC Holdings, Inc., Sr. Sub. Debentures, 10.500% due 5/15/16                  5,055,563
                      Echostar DBS Corp., Sr. Notes:
  4,455,000 B          10.375% due 10/1/07 (e)                                                      4,677,750
  1,515,000 B+         9.375% due 2/1/09+                                                           1,568,025
  2,750,000 B+        Insight Midwest, LP, Sr. Notes, 10.500% due 11/1/10 (e)                       2,942,500
                      NTL Communications Corp., Sr. Notes, Series B:
  6,335,000 B          11.500% due 10/1/08+                                                         6,081,600
  1,735,000 B          Step bond to yield 14.939% due 2/1/06                                        1,656,925


                      See Notes to Financial Statements.



13 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

Schedule of Investments (unaudited) (continued)               January 31, 2001

   FACE
  AMOUNT    RATING(d)                                       SECURITY                                          VALUE

----------------------------------------------------------------------------------------------------------------------
Cable/Satellite TV -- 3.4% (continued)
$ 7,580,000 Ba2*      Rogers Cablesystems Ltd., Sr. Sub. Debentures, 11.000% due 12/1/15                   $ 8,593,825
 15,410,000 B-        United International Holdings, Sr. Discount Notes, Series B,
                        step bond to yield 11.189% due 2/15/08                                               7,859,100
 18,290,000 B         United Pan-Europe Communications N.V., Sr. Discount Notes, Series B,
                        step bond to yield 12.500% due 8/1/09+                                               6,675,850
----------------------------------------------------------------------------------------------------------------------
                                                                                                            62,139,013
----------------------------------------------------------------------------------------------------------------------
Casinos/Gaming -- 0.7%
  1,375,000 B         Hollywood Casino Corp., Company Guaranteed, 11.250% due 5/1/07                         1,454,063
    940,000 B         Hollywood Park, Series B, Company Guaranteed, 9.250% due 2/15/07                         935,300
                      Mandalay Resort Group:
  1,315,000 BB-        Sr. Sub. Debentures, 7.625% due 7/15/13+                                              1,055,288
    615,000 BB-        Sr. Sub. Notes, Series B, 10.250% due 8/1/07+                                           630,375
  1,500,000 BB+       Park Place Entertainment Corp., Sr. Sub. Notes, 8.875% due 9/15/08+                    1,541,250
  1,880,000 B+        Station Casinos Inc., Sr. Sub. Notes, 9.875% due 7/1/10                                1,966,950
                      Sun International Hotels, Company Guaranteed:
    885,000 B+         9.000% due 3/15/07                                                                      831,900
    920,000 B+         8.625% due 12/15/07                                                                     844,100
  2,985,000 B-        Venetian Casino Resort LLC, Company Guaranteed, 12.250% due 11/15/04+                  3,126,788
----------------------------------------------------------------------------------------------------------------------
                                                                                                            12,386,014
----------------------------------------------------------------------------------------------------------------------
Chemicals: Major Diversified -- 0.4%
                      Huntsman ICI Chemicals LLC:
    430,000 B+         Company Guaranteed, 10.125% due 7/1/09                                                  445,050
 21,275,000 B+         Sr. Discount Notes, zero coupon bond to yield 13.067% due 12/31/09                    7,339,875
----------------------------------------------------------------------------------------------------------------------
                                                                                                             7,784,925
----------------------------------------------------------------------------------------------------------------------
Chemicals: Specialty -- 0.1%
  1,105,000 B         Avecia Group PLC, Company Guaranteed, 11.000% due 7/1/09+                              1,149,200
    250,000 BB-       ISP Holdings Inc., Sr. Notes, Series B, 9.000% due 10/15/03                              217,500
----------------------------------------------------------------------------------------------------------------------
                                                                                                             1,366,700
----------------------------------------------------------------------------------------------------------------------
Computer Processing Hardware -- 0.1%
  1,870,000 B+        Seagate Technology International, Inc., Company Guaranteed, 12.500% due 11/15/07 (e)   1,865,325
----------------------------------------------------------------------------------------------------------------------
Construction Materials -- 0.1%
                      Nortek Inc.:
    145,000 B+         Sr. Notes, Series B, 9.125% due 9/1/07                                                  142,100
  1,190,000 B-         Sr. Sub. Notes, 9.875% due 3/1/04+                                                    1,210,825
----------------------------------------------------------------------------------------------------------------------
                                                                                                             1,352,925
----------------------------------------------------------------------------------------------------------------------
Consumer Specialties -- 0.0%
    490,000 B         Jostens, Inc., Sr. Sub. Notes, 12.750% due 5/1/10                                        491,225
----------------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 1.2%
  2,250,000 BB        Crown Cork & Seal Co., Inc., Sr. Sub. Notes, 7.125% due 9/1/02+                        1,856,250
  1,725,000 B-        SF Holdings Group, Inc., Sr. Discount Notes, Series B,
                        step bond to yield 18.081% due 3/15/08                                                 664,125
                      Stone Container Corp.:
  8,705,000 B          Company Guaranteed, 11.500% due 8/15/06 (e)                                           9,194,657
                       Secured Term Loans:
  1,822,500 Ba3*         9.125% due 12/31/06                                                                 1,820,223
  1,822,500 Ba3*         10.375% due 12/31/06                                                                1,820,223
    675,000 B          Sr. Notes, 9.750% due 2/1/11 (e)                                                        691,875


                      See Notes to Financial Statements.



14 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001


   FACE
  AMOUNT   RATING(d)                                SECURITY                                   VALUE

-------------------------------------------------------------------------------------------------------
Containers/Packaging -- 1.2% (continued)
$3,390,000 B-        Sweetheart Cup Corp., Inc., Sr. Sub. Notes, 10.500% due 9/1/03+        $ 3,034,050
 2,715,000 B-        Tekni-Plex Inc., Series B, Company Guaranteed, 12.750% due 6/15/10+      2,579,250
-------------------------------------------------------------------------------------------------------
                                                                                             21,660,653
-------------------------------------------------------------------------------------------------------
Contract Drilling -- 0.8%

   870,000 B+        Parker Drilling Co., Sr. Notes, 9.750% due 11/15/06+                       900,450
 5,175,000 BB        Pride International Inc., Sr. Notes, 10.000% due 6/1/09+                 5,576,063
 3,135,000 Ba3*      R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06                         3,871,725
 3,745,000 BB-       RBF Finance Co., Sr. Secured Notes, 11.375% due 3/15/09                  4,419,100
-------------------------------------------------------------------------------------------------------
                                                                                             14,767,338
-------------------------------------------------------------------------------------------------------
Discount Chains -- 0.2%
 3,695,000 Baa3*     K-Mart Corp., Debentures, 12.500% due 3/1/05+                            3,745,807
-------------------------------------------------------------------------------------------------------
Electric Utilities -- 0.3%
 1,840,000 BB        CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07                         1,978,000
 3,420,000 Ba3*      Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10 (e)            3,753,450
-------------------------------------------------------------------------------------------------------
                                                                                              5,731,450
-------------------------------------------------------------------------------------------------------
Electronic Components -- 0.3%
 2,160,000 BB-       Celestica International Inc., Sr. Sub. Notes, 10.500% due 12/31/06       2,316,600
 3,700,000 BB-       Flextronics International Ltd., Sr. Sub. Notes, 9.875% due 7/1/10+       3,949,750
-------------------------------------------------------------------------------------------------------
                                                                                              6,266,350
-------------------------------------------------------------------------------------------------------
Electronic Production Equipment -- 0.1%
 1,905,000 B1*       Amkor Technologies, Inc., Sr. Sub. Notes, 10.500% due 5/1/09+            1,928,813
-------------------------------------------------------------------------------------------------------
Electronics/Appliances -- 0.1%
 1,850,000 Ba3*      Polaroid Corp., Sr. Notes, 11.500% due 2/15/06+                          1,285,750
-------------------------------------------------------------------------------------------------------
Engineering and Construction -- 0.4%
 1,360,000 BB-       Integrated Electrical Services Inc., Sr. Sub. Notes, 9.375% due 2/1/09   1,292,000
                     Metromedia Fiber Network, Inc., Sr. Notes:
   250,000 B+         10.000% due 12/15/09                                                      233,750
 5,705,000 B+         Series B, 10.000% due 11/15/08+                                         5,334,175
-------------------------------------------------------------------------------------------------------
                                                                                              6,859,925
-------------------------------------------------------------------------------------------------------
Environmental Services -- 0.4%
                     Allied Waste Industries, Inc.:
                      Secured Term Loans:
   540,800 BB           9.375% due 7/21/06                                                      531,336
   169,000 BB           9.688% due 7/21/06                                                      166,043
   135,200 BB           9.438% due 7/21/06                                                      132,834
   236,600 BB           9.675% due 7/21/07                                                      232,459
   169,000 BB           8.125% due 7/21/07                                                      166,042
   473,200 BB           9.688% due 7/21/07                                                      464,919
   135,200 BB           8.750% due 7/21/07                                                      132,834
 2,770,000 B+         Series B, Company Guaranteed,
                        10.000% due 8/1/09                                                    2,811,550
 2,875,000 B+        URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09                            2,946,875
-------------------------------------------------------------------------------------------------------
                                                                                              7,584,892
-------------------------------------------------------------------------------------------------------
Finance/Rental/Leasing -- 0.2%
 4,165,000 BB-       Avis Rent A Car Inc., Sr. Sub. Notes, 11.000% due 5/1/09                 4,519,025
-------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



15 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001


   FACE
  AMOUNT   RATING(d)                                    SECURITY                                       VALUE

---------------------------------------------------------------------------------------------------------------
Financial Conglomerates -- 0.2%
                     Amresco Inc., Sr. Sub. Notes:
$3,640,000 Caa*       10.000% due 3/15/04                                                           $ 2,093,000
 1,575,000 Caa*       9.875% due 3/15/05                                                                905,625
---------------------------------------------------------------------------------------------------------------
                                                                                                      2,998,625
---------------------------------------------------------------------------------------------------------------
Food Distributors -- 0.6%
                     Aurora Foods Inc., Sr. Sub. Notes:
   590,000 CCC+       Series B, 9.875% due 2/15/07+                                                     410,050
   540,000 CCC+       Series B, 8.750% due 7/1/08                                                       353,700
   785,000 CCC+       Series D, 9.875% due 2/15/07                                                      545,575
 1,880,000 B-        Carrols Corp., Sr. Sub. Notes, Company Guaranteed, 9.500% due 12/1/08            1,569,800
                     Fleming Cos., Inc., Series B, Company Guaranteed:
   370,000 B          10.500% due 12/1/04+                                                              323,750
 3,045,000 B          10.625% due 7/31/07                                                             2,352,263
 4,705,000 B         SC International Services Inc., Sr. Sub. Notes, 9.250% due 9/1/07                4,634,425
---------------------------------------------------------------------------------------------------------------
                                                                                                     10,189,563
---------------------------------------------------------------------------------------------------------------
Foods: Specialty/Candy -- 0.1%
 3,825,000 B-        B&G Foods Inc., Sr. Sub. Notes, Company Guaranteed, 9.625% due 8/1/07+           2,601,000
---------------------------------------------------------------------------------------------------------------
Forest Products -- 0.2%
 4,060,000 B         Ainsworth Lumber Co. Ltd., Sr. Notes, 12.500% due 7/15/07                        3,369,800
---------------------------------------------------------------------------------------------------------------
Home Furnishings -- 0.1%
 1,460,000 B         Falcon Products Inc., Sr. Sub. Notes, 11.375% due 6/15/09                        1,365,100
   820,000 B3*       Remington Product Co., LLC, Sr. Sub. Notes, Series B, 11.000% due 5/15/06          725,700
---------------------------------------------------------------------------------------------------------------
                                                                                                      2,090,800
---------------------------------------------------------------------------------------------------------------
Homebuilding -- 0.3%
 1,900,000 Ba1*      D.R. Horton, Inc., Company Guaranteed, 8.000% due 2/1/09                         1,871,500
 2,845,000 BB+       Lennar Corp., Sr. Notes, Series B, Company Guaranteed, 9.950% due 5/1/10         3,044,150
                     Standard Pacific Corp., Sr. Notes:
   230,000 BB         8.500% due 4/1/09                                                                 219,938
   385,000 BB         9.500% due 9/15/10                                                                398,475
---------------------------------------------------------------------------------------------------------------
                                                                                                      5,534,063
---------------------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.1%
 1,325,000 B-        Magellan Health Services, Sr. Sub. Notes, 9.000% due 2/15/08                     1,185,875
---------------------------------------------------------------------------------------------------------------
Hotels/Resorts/Cruiselines -- 0.6%
 2,665,000 Ba3*      Courtyard by Marriott, Sr. Secured Notes, 10.750% due 2/1/08                     2,714,968
                     Intrawest Corp., Sr. Notes:
 3,590,000 B+         9.750% due 8/15/08                                                              3,715,650
 3,705,000 B+         10.500% due 2/1/10                                                              3,927,300
---------------------------------------------------------------------------------------------------------------
                                                                                                     10,357,918
---------------------------------------------------------------------------------------------------------------
Industrial Machinery -- 0.1%
 1,840,000 B         Flowserve Corp., Company Guaranteed, 12.250% due 8/15/10                         1,941,200
---------------------------------------------------------------------------------------------------------------
Internet Software/Services -- 0.5%
   995,000 NR        COLO.COM, 13.875% due 3/15/10 (e)(f)                                               562,175
 2,095,000 Caa*      Cybernet Internet Services International, Inc., Sr. Notes, 14.000% due 7/1/09+     618,025
                     Exodus Communications, Inc., Sr. Notes:
   505,000 B          10.750% due 12/15/09 (e)+                                                         479,750
 6,180,000 B          11.625% due 7/15/10+                                                            6,118,200


                      See Notes to Financial Statements.



16 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001



   FACE
  AMOUNT   RATING(d)                                      SECURITY                                          VALUE

--------------------------------------------------------------------------------------------------------------------
Internet Software/Services -- 0.5% (continued)
$4,140,000 CCC+      Rhythms Netconnections, Inc., Sr. Discount Notes, Series B, step bond to yield
                       24.297% due 5/15/08                                                               $   683,100
 1,340,000 CCC+      WAM!NET Inc., Series B, Company Guaranteed, step bond to yield 12.734% due 3/1/05       542,700
--------------------------------------------------------------------------------------------------------------------
                                                                                                           9,003,950
--------------------------------------------------------------------------------------------------------------------
Major Telecommunications -- 0.0%
 1,910,000 B3*       USA Mobile Communications Holdings, Inc., Sr. Notes, 9.500% due 2/1/04                  773,550
--------------------------------------------------------------------------------------------------------------------
Marine Shipping -- 0.1%
 2,410,000 B-        Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09                                2,120,800
--------------------------------------------------------------------------------------------------------------------
Medical/Nursing Services -- 0.1%
 1,025,000 BBB-      HEALTHSOUTH Corp., Sr. Notes, 6.875% due 6/15/05+                                       991,688
--------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 0.0%
   500,000 B+        Elizabeth Arden Inc., 11.750% due 2/1/11 (e)                                            522,500
--------------------------------------------------------------------------------------------------------------------
Miscellaneous Commercial Services -- 0.1%
 1,900,000 B2*       Intertek Finance PLC, Series B, Company Guaranteed, 10.250% due 11/1/06               1,244,500
 1,395,000 B-        Outsourcing Solutions Inc., Sr. Sub. Notes, 11.000% due 11/1/06                       1,122,975
--------------------------------------------------------------------------------------------------------------------
                                                                                                           2,367,475
--------------------------------------------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 0.3%
 2,000,000 A3*       Cooper Tire & Rubber Co., 7.625% due 3/15/27                                          1,532,500
 4,640,000 B         Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due 12/1/07                         3,503,200
   375,000 B         Polymer Group Inc., Sr. Sub. Notes, Series B, Company Guaranteed, 9.000% due 7/1/07     281,250
--------------------------------------------------------------------------------------------------------------------
                                                                                                           5,316,950
--------------------------------------------------------------------------------------------------------------------
Movies/Entertainment -- 0.1%
 1,285,000 B-        Premier Parks, Inc., Sr. Discount Notes, step bond to yield 11.411% due 4/1/08          995,875
--------------------------------------------------------------------------------------------------------------------
Oil and Gas Pipelines -- 0.2%
 3,670,000 BB-       Leviathan Gas Pipeline Partners, LP, Sr. Sub. Notes, 10.375% due 6/1/09               3,890,200
--------------------------------------------------------------------------------------------------------------------
Oil and Gas Production -- 1.5%
                     Belco Oil & Gas Corp., Sr. Sub. Notes:
 1,500,000 B1*        10.500% due 4/1/06                                                                   1,515,000
 2,780,000 B1*        8.875% due 9/15/07                                                                   2,668,800
 2,345,000 Caa*      Belden & Blake Corp., Series B, Company Guaranteed, 9.875% due 6/15/07                2,016,700
 1,285,000 B+        Canadian Forest Oil Corp., Company Guaranteed, 10.500% due 1/15/06                    1,355,675
 4,300,000 B         Chesapeake Energy Corp., Company Guaranteed, 9.625% due 5/1/05                        4,450,500
 1,360,000 B         Houston Exploration Co., Sr. Sub. Notes, Series B, 8.625% due 1/1/08                  1,319,200
 1,650,000 B         Magnum Hunter Resources, Inc., Company Guaranteed, 10.000% due 6/1/07                 1,633,500
 4,080,000 B+        Nuevo Energy Corp., Sr. Sub. Notes, 9.500% due 6/1/08                                 4,100,400
                     Plains Resources Inc., Company Guaranteed:
 1,465,000 B2*        10.250% due 3/15/06 (e)+                                                             1,479,650
 1,125,000 B2*        Series B, 10.250% due 3/15/06                                                        1,136,250
 1,940,000 B-        Range Resources Corp., Company Guaranteed, 8.750% due 1/15/07                         1,901,200
 2,815,000 B         Stone Energy Corp., Sr. Sub. Notes, 8.750% due 9/15/07+                               2,864,263
   855,000 BB-       Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due 6/30/09+                            927,675
--------------------------------------------------------------------------------------------------------------------
                                                                                                          27,368,813
--------------------------------------------------------------------------------------------------------------------
Oil Refining/Marketing -- 0.0%
   180,000 BB-       Clark Oil & Refining Corp., Sr. Notes, 9.500% due 9/15/04                               144,000
 1,395,000 B         Clark USA Inc., Sr. Notes, 10.875% due 12/1/05                                          592,875
--------------------------------------------------------------------------------------------------------------------
                                                                                                             736,875
--------------------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



17 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001



   FACE
  AMOUNT      RATING(d)                                       SECURITY                                          VALUE

------------------------------------------------------------------------------------------------------------------------
 Oilfield Services/Equipment -- 0.1%
$ 1,680,000   BB        Compagnie Generale de Geophysique S.A., Sr. Notes, 10.625% due 11/15/07 (e)          $ 1,772,400
------------------------------------------------------------------------------------------------------------------------
 Pharmaceuticals: Generic -- 0.1%
  2,495,000   BB        ICN Pharmaceuticals, Inc., Sr. Notes, 9.250% due 8/15/05                               2,532,425
------------------------------------------------------------------------------------------------------------------------
 Pharmaceuticals: Other -- 0.2%
  3,018,000   B+        King Pharmaceuticals, Inc., Sr. Sub. Notes, 10.750% due 2/15/09                        3,214,170
------------------------------------------------------------------------------------------------------------------------
 Publishing Newspapers -- 0.1%
  2,800,000   B+        Garden State Newspapers, Sr. Sub. Notes, 8.625% due 7/1/11+                            2,607,500
------------------------------------------------------------------------------------------------------------------------
 Pulp and Paper -- 0.6%
  2,480,000   BBB       Repap New Brunswick, Sr. Secured Notes, 10.625% due 4/15/05+                           2,585,400
                        Riverwood International Corp.:
  3,300,000   B-         Company Guaranteed, 10.625% due 8/1/07                                                3,456,750
  3,315,000   CCC+       Sr. Sub. Notes, 10.875% due 4/1/08+                                                   3,281,850
  1,816,750   Ba3*      SD Warren Co., Debentures, Payment-in-kind, 14.000% due 12/15/06                       1,980,258
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,304,258
------------------------------------------------------------------------------------------------------------------------
 Real Estate Investment Trust -- 0.1%
                        Felcor Suites LP:
    435,000   BB         9.500% due 9/15/08 (e)                                                                  447,506
    925,000   BB         Company Guaranteed, 7.375% due 10/1/04                                                  879,906
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,327,412
------------------------------------------------------------------------------------------------------------------------
 Savings Banks -- 0.2%
  3,920,000   B2*       Ocwen Capital Trust I, Jr. Sub. Notes, 10.875% due 8/1/27+                             2,391,200
  1,525,000   B+        Ocwen Financial Corp., 11.875% due 10/1/03                                             1,334,375
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,725,575
------------------------------------------------------------------------------------------------------------------------
 Semiconductors -- 0.6%
  7,325,000   B         Fairchild Semiconductor Corp., Sr. Sub. Notes, 10.125% due 3/15/07+                    7,343,313
  3,630,000   B         SCG Holding & Semiconductor Co., Company Guaranteed, 12.000% due 8/1/09                3,375,900
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,719,213
------------------------------------------------------------------------------------------------------------------------
 Specialty Stores -- 0.0%
    500,000   B-        Advance Stores Co., Sr. Sub. Notes, Series B, Company Guaranteed 10.250% due 4/15/08     422,500
------------------------------------------------------------------------------------------------------------------------
 Specialty Telecommunications -- 2.4%
  1,155,000   B+        Call-Net Enterprises, Inc., Sr. Notes, 9.375% due 5/15/09                                433,125
  2,915,000   B-        Focal Communications Corp., Sr. Discount Notes, Series B,step bond to yield
                          13.148% due 2/15/08                                                                  1,836,450
  1,780,000   B-        GT Group Telecom Inc., Sr. Discount Notes, step bond to yield 13.250% due 2/1/10         890,000
                        Hermes Europe Railtel BV, Sr. Notes:
  2,765,000   CCC+       11.500% due 8/15/07                                                                   1,285,725
  3,085,000   CCC+       10.375% due 1/15/09                                                                   1,434,525
                        ITC Deltacom Inc., Sr. Notes:
    150,000   B+         11.000% due 6/1/07                                                                      129,750
    940,000   B+         9.750% due 11/15/08                                                                     766,100
 11,895,000   B         Level 3 Communications, Inc., Sr. Discount Notes, step bond to yield 12.848%
                          due 3/15/10                                                                          6,839,625
  1,940,000   CCC+      Madison River Capital LLC, Sr. Notes, 13.250% due 3/1/10                               1,425,900
                        McLeodUSA Inc.:
  1,000,000   B+         Sr. Discount Notes, step bond to yield 11.216% due 3/1/07                               890,000
                         Sr. Notes:
  2,760,000   B+           11.375% due 1/1/09                                                                  2,939,400
    950,000   B+           8.125% due 2/15/09+                                                                   881,125
                                                                                                           .




                      See Notes to Financial Statements.



18 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001


   FACE
  AMOUNT    RATING(d)                                        SECURITY                                           VALUE

------------------------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 2.4% (continued)
$ 3,540,000 B-        MGC Communications, Inc., Sr. Notes, 13.000% due 4/1/10+                               $ 2,035,500
                      NEXTLINK Communications, Inc.:
 10,515,000 B          Sr. Discount Notes, step bond to yield 12.086% due 6/1/09                               6,046,130
  4,050,000 B          Sr. Notes, 12.500% due 4/15/06                                                          3,989,250
  2,710,000 B-        Tele1 Europe B.V., Sr. Notes, 13.000% due 5/15/09+                                       2,696,450
                      Time Warner Telecom Inc., Sr. Notes:
  1,510,000 B2*        9.750% due 7/15/08+                                                                     1,532,650
  1,180,000 B2*        10.125% due 2/1/11 (e)                                                                  1,212,450
  5,845,000 B-        Versatel Telecom B.V., Sr. Notes, 13.250% due 5/15/08+                                   4,763,675
  4,245,000 B-        Viatel, Inc., Sr. Discount Notes, step bond to yield 29.753% due 4/15/08                   594,300
------------------------------------------------------------------------------------------------------------------------
                                                                                                              42,622,130
------------------------------------------------------------------------------------------------------------------------
Steel -- 0.2%
  1,885,000 B+        WCI Steel, Inc., Sr. Notes, 10.000% due 12/1/04+                                         1,460,875
  3,215,000 B-        WHX Corp., Sr. Notes, 10.500% due 4/15/05                                                2,105,825
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,566,700
------------------------------------------------------------------------------------------------------------------------
Telecommunications Equipment -- .2%
  5,685,000 B-        World Access, Inc., Sr. Notes, 13.250% due 1/15/08+                                      3,894,225
------------------------------------------------------------------------------------------------------------------------
Textiles -- 0.2%
  4,185,000 BB-       WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05+                                   3,264,300
------------------------------------------------------------------------------------------------------------------------
Tobacco -- 0.1%
  1,485,000 BB-       Standard Commercial Tobacco Co., Company Guaranteed, 8.875% due 8/1/05                   1,299,375
------------------------------------------------------------------------------------------------------------------------
Trucks/Construction/Farm Machinery -- 0.1%
  2,775,000 B         Columbus McKinnon Corp., Sr. Sub. Notes, 8.500% due 4/1/08                               2,372,625
------------------------------------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.1%
  1,875,000 B         Buhrman U.S. Inc., Company Guaranteed, 12.250% due 11/1/09+                              1,959,375
------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 3.0%
  1,340,000 B         American Tower Corp., Sr. Notes, 9.375% due 2/1/09 (e)                                   1,361,775
  3,080,000 B-        Centennial Cellular, Sr. Sub. Notes, 10.750% due 12/15/08+                               3,118,500
                      Crown Castle International Corp.:
    330,000 B          Sr. Discount Notes, step bond to yield 10.658% due 5/15/11                                234,300
  2,560,000 B          Sr. Notes, 10.750% due 8/1/11+                                                          2,752,000
    615,000 B         Dobson Communications Corp., Sr. Notes, 10.875% due 7/1/10                                 651,900
  2,940,000 B3*       Dobson/Sygnet Communications Corp., Sr. Notes, 12.250% due 12/15/08+                     3,123,750
  1,185,000 CCC       Horizon PCS, Inc., Sr. Discount Notes, step bond to yield 14.000% due 10/1/10 (e)(f)       586,575
  1,000,000 CCC       IWO Holdings Inc., 14.000% due 1/15/11 (e)                                               1,007,500
  4,925,000 B-        Millicom International Cellular S.A., Sr. Discount Notes,
                        step bond to yield 13.500% due 6/1/06+                                                 4,309,375
                      Nextel Communications:
                       Sr. Discount Notes:
  1,595,000 B-           Step bond to yield 18.599% due 4/15/07                                                1,092,575
  4,255,000 B1*          Step bond to yield 10.904% due 9/15/07+                                               3,606,113
  8,055,000 B1*          Step bond to yield 10.749% due 2/15/08+                                               6,262,763
  1,840,000 B1*        Sr. Notes, 9.375% due 11/15/09                                                          1,826,200
  6,685,000 B-        Spectrasite Holdings, Inc., Sr. Discount Notes, step bond to yield 11.118% due 4/15/09   4,261,688
    780,000 B3*       Telecorp PCS Inc., Sr. Sub. Notes, Company Guaranteed, 10.625% due 7/15/10                 824,850
                      Telesystems International Wireless, Sr. Discount Notes:
 15,085,000 CCC+       Series B, step bond to yield 12.601% due 6/30/07                                        7,184,232
  3,385,000 CCC+       Series C, step bond to yield 12.597% due 11/1/07                                        1,341,307


                      See Notes to Financial Statements.



19 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001


   FACE
  AMOUNT   RATING(d)                                 SECURITY                                     VALUE

-----------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 3.0% (continued)
$1,350,000 B3*       Tritel PCS Inc., Sr. Sub. Notes, 10.375% due 1/15/11 (e)                  $  1,373,625
 2,590,000 CCC+      U.S. Unwired Inc., Sr. Sub. Discount Notes, Series B, Company Guaranteed,    1,456,875
                       step bond to yield 13.550% due 11/1/09
                     VoiceStream Wireless Corp.:
 3,718,000 B+         Secured Term Loan, 9.640% due 2/25/09                                       3,694,764
 1,555,000 B2*        Sr. Discount Notes, step bond to yield 11.875% due 11/15/09                 1,236,226
 1,908,737 B2*        Sr. Notes, 10.375% due 11/15/09                                             2,190,277
 1,745,000 B-        Winstar Communications, Inc., Sr. Discount Notes, step bond to yield
                       14.996% due 4/15/10                                                          706,725
-----------------------------------------------------------------------------------------------------------
                                                                                                 54,203,895
-----------------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $500,515,817)                                                     459,638,913

-----------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE NOTES -- 0.1%
Contract Drilling -- 0.0%
   230,000 B-        Parker Drilling Co., Sub. Notes, 5.500% due 8/1/04                             201,250
-----------------------------------------------------------------------------------------------------------
Medical Specialties -- 0.1%
 2,525,000 B-        Total Renal Care, Sub. Notes, 7.000% due 5/15/09                             2,231,470
-----------------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 0.0%
   385,000 B-        At Home Corp., Sub. Notes, 4.750% due 12/15/06                                 228,595
-----------------------------------------------------------------------------------------------------------
                     TOTAL CONVERTIBLE CORPORATE NOTES
                     (Cost -- $2,273,127)                                                         2,661,315

-----------------------------------------------------------------------------------------------------------

  SHARES                                             SECURITY                                     VALUE

-----------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
Hospital/Nursing Management -- 0.2%
 3,785,000           Fresenius Medical Care Preferred Capital Trust, 9.000%                       3,832,312
-----------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
       119           Dobson Communications Corp., Payment-in-kind, 13.000%                           10,940
-----------------------------------------------------------------------------------------------------------
                     TOTAL PREFERRED STOCK
                     (Cost -- $3,766,426)                                                         3,843,252

-----------------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.0%
Containers/Packaging -- 0.0%
       359           SF Holdings Group, Inc., Class C Shares (g)                                         11
-----------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
    19,250           Pagemart Nationwide Inc. (g)                                                    38,500
    78,124           Tele1 Europe Holding AB-ADR (g)                                                532,220
-----------------------------------------------------------------------------------------------------------
                                                                                                    570,720
-----------------------------------------------------------------------------------------------------------
                     TOTAL COMMON STOCK
                     (Cost -- $399)                                                                 570,731

-----------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.

20 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001



    SHARES                                       SECURITY                                 VALUE

---------------------------------------------------------------------------------------------------
WARRANTS (g) -- 0.1%
Broadcasting -- 0.0%
       6,775         Australis Holdings, Expire 10/30/01 (e)                           $          0
      12,325         UIH Australia, Expire 5/15/06                                           12,326
---------------------------------------------------------------------------------------------------
                                                                                             12,326
---------------------------------------------------------------------------------------------------
Cable/Satellite TV -- 0.0%
         965         Cable Satisfaction, Expire 3/1/10                                       10,254
---------------------------------------------------------------------------------------------------
Commercial Printing/Forms -- 0.0%
       1,865         Merrill Corp., Expire 5/1/09                                               187
---------------------------------------------------------------------------------------------------
Consumer Specialties -- 0.0%
         490         Jostens Inc., Class E, Expire 5/1/10                                     9,861
---------------------------------------------------------------------------------------------------
Internet Software/Services -- 0.1%
       2,095         Cybernet Internet Services International, Inc., Expire 7/1/09 (e)        8,380
       6,975         Splitrock Service, Expire 7/15/08                                    1,197,085
      12,450         WAM!NET Inc., Expire 3/1/05                                            144,731
---------------------------------------------------------------------------------------------------
                                                                                          1,350,196
---------------------------------------------------------------------------------------------------
Pulp and Paper -- 0.0%
       8,500         SD Warren Co., Expire 12/15/06                                               0
---------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
       1,780         GT Group Telecom Inc., Expire 2/1/10 (e)                               101,015
      42,090         Pagemart Inc., Expire 12/31/03                                          42,090
       7,800         RSL Communications Ltd., Expire 11/15/06                                 9,750
---------------------------------------------------------------------------------------------------
                                                                                            152,855
---------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
       5,000         Iridium World Communications, Expire 7/15/05 (e)                            50
---------------------------------------------------------------------------------------------------
                     TOTAL WARRANTS
                     (Cost -- $176,168)                                                   1,535,729
---------------------------------------------------------------------------------------------------
                     TOTAL HIGH YIELD SECTOR
                     (Cost -- $506,731,937)                                             468,249,940
---------------------------------------------------------------------------------------------------

        FACE
      AMOUNT++                                   SECURITY                                 VALUE

---------------------------------------------------------------------------------------------------
INTERNATIONAL SECTOR -- 24.3%
BONDS -- 24.3%
Austria -- 1.5%
31,000,000/EUR/      Republic of Austria, 3.400% due 10/20/04                            27,607,584
---------------------------------------------------------------------------------------------------
Belgium -- 0.2%
 3,350,000/EUR/      Flag Telecom Holdings Ltd., 11.625% due 3/30/10+                     2,897,411
---------------------------------------------------------------------------------------------------
Canada -- 0.1%
   4,275,000         Microcell Telecommunications Inc., Sr. Discount Notes, Series B,
                       step bond to yield 16.714% due 10/15/07                            2,106,893
---------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



21 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001



      FACE
    AMOUNT++                                                SECURITY                                           VALUE

------------------------------------------------------------------------------------------------------------------------
 Denmark -- 4.7%
  400,000,000        Kingdom of Denmark, 5.000% due 11/15/03                                                $ 49,978,194
                     NYKREDIT:
  163,929,000         6.000% due 10/1/19                                                                      20,067,520
  124,198,000         7.000% due 10/1/29                                                                      15,483,932
------------------------------------------------------------------------------------------------------------------------
                                                                                                              85,529,646
------------------------------------------------------------------------------------------------------------------------
 Europe -- 1.1%
  1,250,000/EUR/     ESAT Telecom Group PLC, 11.875% due 11/1/09                                               1,437,255
 10,000,000/EUR/     Export - Import Japan, 4.625% due 7/23/03                                                 9,271,625
 10,000,000/EUR/     Republic of Portugal, 6.000% due 2/16/04                                                  9,631,070
------------------------------------------------------------------------------------------------------------------------
                                                                                                              20,339,950
------------------------------------------------------------------------------------------------------------------------
 Germany -- 3.5%
                     Bundesobligation:
 25,000,000/EUR/      3.250% due 2/17/04                                                                      22,476,913
 45,000,000/EUR/      4.125% due 8/27/04                                                                      41,385,420
------------------------------------------------------------------------------------------------------------------------
                                                                                                              63,862,333
------------------------------------------------------------------------------------------------------------------------
 Luxembourg -- 0.6%
  6,900,000/GBP/     International Bank Reconstruction & Development, 5.375% due 12/3/01                      10,064,895
------------------------------------------------------------------------------------------------------------------------
 Netherlands -- 0.1%
  2,125,000/EUR/     Versatel Telecom BV, 4.000% due 3/30/05 (e)                                               1,358,670
------------------------------------------------------------------------------------------------------------------------
 New Zealand -- 2.1%
   20,000,000        International Bank Reconstruction & Development, 7.250% due 1/16/02                       8,936,769
   65,000,000        New Zealand Government, 5.500% due 4/15/03                                               28,691,195
------------------------------------------------------------------------------------------------------------------------
                                                                                                              37,627,964
------------------------------------------------------------------------------------------------------------------------
 Sweden -- 3.2%
  6,000,000/GBP/     Kingdom of Sweden, 7.500% due 12/30/02+                                                   9,065,487
  450,000,000        Swedish Government, 5.500% due 4/12/02                                                   47,972,522
------------------------------------------------------------------------------------------------------------------------
                                                                                                              57,038,009
------------------------------------------------------------------------------------------------------------------------
 United Kingdom -- 6.9%
    2,375,000        Diamond Holdings PLC, Company Guaranteed, 10.000% due 2/1/08                              3,008,739
                     European Investment Bank:
    3,500,000         8.500% due 11/6/01                                                                       5,220,442
   10,000,000         7.000% due 12/8/03                                                                      15,180,035
   20,000,000        Fannie Mae, 6.875% due 6/7/02                                                            29,729,522
                     International Bank Reconstruction & Development:
   13,500,000         7.000% due 6/7/02                                                                       20,086,679
    5,500,000         6.500% due 1/7/03                                                                        8,181,051
    250,000/EUR/     Jazztel PLC, 14.000% due 7/15/10 (e)                                                        196,463
   10,000,000        Nordic Investment Bank, 6.000% due 8/10/04+                                              14,786,243
      500,000        NTL Inc., Sr. Sub. Notes, 9.500% due 4/1/08                                                 599,047
    2,650,000        Telewest Communication PLC, Sr. Discount Notes, step bond to yield 17.321% due 4/15/09    2,025,386
   17,500,000        U.K. Treasury, 6.500% due 12/7/03                                                        26,466,570
------------------------------------------------------------------------------------------------------------------------
                                                                                                             125,480,177
------------------------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



22 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001


     FACE
   AMOUNT++                                                 SECURITY                                              VALUE

----------------------------------------------------------------------------------------------------------------------------
 United States -- 0.3%
 6,000,000/EUR/     Level 3 Communications, 11.250% due 3/15/10 (e)                                           $    5,189,395
   2,000,000        United Mexican States -- Value Recovery Rights, Expire 6/30/03                                         0
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   5,189,395
----------------------------------------------------------------------------------------------------------------------------
                    TOTAL INTERNATIONAL SECTOR
                     (Cost -- $469,057,908)                                                                      439,102,927
----------------------------------------------------------------------------------------------------------------------------

     FACE
    AMOUNT                                                  SECURITY                                              VALUE

----------------------------------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 0.4%
  $7,145,000        CIBC Oppenheimer Corp., 5.550% due 2/1/01; Proceeds at maturity -- $7,146,102; (Fully collateralized by U.S. Treasury Notes, 5.875% due 10/31/01; Market value -- $7,288,333)
                      (Cost -- $7,145,000)                                                                         7,145,000
----------------------------------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $1,852,571,884**)                                                                $1,809,806,190
----------------------------------------------------------------------------------------------------------------------------

(a) Date shown represents the last in range of maturity dates of mortgage certificates owned.
(b) Security is traded on a "to-be-announced" ("TBA") basis (See Note 9).
(c) Securities with an aggregate market value of $175,920,073 are segregated as collateral for TBAs.
(d) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Services, Inc.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f) Security issued with attached warrants.
(g) Non-income producing security.
 +  All or a portion of this security is on loan (See Note 10).
 ++ Face amount represents local currency unless otherwise indicated.
**  Aggregate cost for Federal income tax purposes is substantially the same.

 Currency abbreviations used in this schedule:
 EUR -- European Currency Unit
 GBP -- British Pound

 See page 24 for definition of bond ratings.


                      See Notes to Financial Statements.



23 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Bond Ratings (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "BBB" to "C" may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories.

BBB          -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC,  -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating classification from "Baa" through "Caa". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Baa          -- Bonds rated "Baa" are considered to be medium grade
                obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba           -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B            -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa          -- Bonds that are rated "Caa" are of poor standing. Such issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR           -- Indicates that the bond is not rated by Standard & Poor's or
                Moody's.


24 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities (unaudited)               January 31, 2001



ASSETS:
   Investments, at value (Cost -- $1,852,571,884)                                   $1,809,806,190
   Foreign currency, at value (Cost -- $22,242,131)                                     22,427,372
   Collateral for securities on loan (Note 10)                                         125,917,170
   Receivable for securities sold                                                       62,646,961
   Dividends and interest receivable                                                    25,465,024
   Receivable for open forward currency contracts (Note 6)                               5,482,865
   Receivable for Fund shares sold                                                       3,095,003

---------------------------------------------------------------------------------------------------
   Total Assets                                                                      2,054,840,585

---------------------------------------------------------------------------------------------------

LIABILITIES:
   Payable for securities on loan (Note 10)                                            125,917,170
   Payable for securities purchased                                                     63,580,336
   Payable for open forward foreign currency contracts (Note 6)                            939,158
   Investment advisory fees payable                                                        709,894
   Payable to bank                                                                         632,833
   Distribution fees payable                                                               618,273
   Administration fees payable                                                             315,509
   Accrued expenses                                                                        733,883

---------------------------------------------------------------------------------------------------
   Total Liabilities                                                                   193,447,056

---------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $1,861,393,529

---------------------------------------------------------------------------------------------------

NET ASSETS:
   Par value of shares of beneficial interest                                       $      262,068
   Capital paid in excess of par value                                               2,135,672,057
   Overdistributed net investment income                                                (7,128,415)
   Accumulated net realized loss from security transactions and foreign currencies    (229,418,532)
   Net unrealized depreciation of investments and foreign currencies                   (37,993,649)

---------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $1,861,393,529

---------------------------------------------------------------------------------------------------

Shares Outstanding:
      Class A                                                                           79,465,428

      Class B                                                                          135,989,629

      Class L                                                                           21,040,255

      Class Y                                                                           22,049,601

      Class Z                                                                            3,522,588

Net Asset Value:
      Class A (and redemption price)                                                  $       7.09

      Class B *                                                                       $       7.11

      Class L **                                                                      $       7.10

      Class Y (and redemption price)                                                  $       7.09

      Class Z (and redemption price)                                                  $       7.10

Maximum Public Offering Price Per Share:
      Class A (net asset value plus 4.71% of net asset value per share)               $       7.42

      Class L (net asset value plus 1.01% of net asset value per share)               $       7.17

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.



25 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Statement of Operations (unaudited)  For the Six Months Ended January 31, 2001



INVESTMENT INCOME:
   Interest                                                                      $ 77,912,071
   Dividends                                                                          183,004

----------------------------------------------------------------------------------------------
   Total Investment Income                                                         78,095,075

----------------------------------------------------------------------------------------------

EXPENSES:
   Distribution fees (Note 2)                                                       5,125,670
   Investment advisory fees (Note 2)                                                4,347,008
   Administration fees (Note 2)                                                     1,932,003
   Shareholder and system servicing fees                                              648,193
   Shareholder communications                                                          65,458
   Custody                                                                             29,821
   Pricing                                                                             11,839
   Trustees' fees                                                                      10,015
   Audit and legal fees                                                                 9,556

----------------------------------------------------------------------------------------------
   Total Expenses                                                                  12,179,563

----------------------------------------------------------------------------------------------
Net Investment Income                                                              65,915,512

----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES (NOTES 3 AND 6):
   Realized Loss From:
     Security transactions (excluding short-term securities)                      (43,560,223)
     Foreign currency transactions                                                (14,058,602)

----------------------------------------------------------------------------------------------
   Net Realized Loss                                                              (57,618,825)

----------------------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of Investments and Foreign Currencies:
     Beginning of period                                                          (83,654,534)
     End of period                                                                (37,993,649)

----------------------------------------------------------------------------------------------
   Decrease in Net Unrealized Depreciation                                         45,660,885

----------------------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                                    (11,957,940)

----------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                           $ 53,957,572

----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


26 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Statements of Changes in Net Assets


For the Six Months Ended January 31, 2001 (unaudited) and the Year Ended July 31, 2000

                                                                          2001             2000

-----------------------------------------------------------------------------------------------------

OPERATIONS:
   Net investment income                                             $   65,915,512  $   154,218,615
   Net realized loss                                                    (57,618,825)     (78,032,126)
   (Increase) decrease in net unrealized depreciation                    45,660,885       (9,486,795)

-----------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                                53,957,572       66,699,694

-----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                (83,191,625)    (153,408,367)

-----------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders            (83,191,625)    (153,408,367)

-----------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 12):
   Net proceeds from sales                                              649,714,437    1,579,903,084
   Net asset value of shares issued for reinvestment of dividends        42,002,229       78,341,841
   Cost of shares reacquired                                           (814,112,758)  (2,248,303,565)

-----------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions                 (122,396,092)    (590,058,640)

-----------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                 (151,630,145)    (676,767,313)


NET ASSETS:
   Beginning of period                                                2,013,023,674    2,689,790,987

-----------------------------------------------------------------------------------------------------
   End of period*                                                    $1,861,393,529  $ 2,013,023,674

-----------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:    $(7,128,415)     $24,206,300

-----------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


27 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Notes to Financial Statements (unaudited)



1. Significant Accounting Policies

The Smith Barney Diversified Strategic Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales were reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor to the Fund. The Fund pays SSBC, an


28 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders
investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets. The Fund has also entered into a sub-advisory agreement with Smith Barney Global Capital Management Inc. ("Global Capital Management"), a subsidiary of SSBH. From its fee, SSBC pays Global Capital Management a sub-advisory fee calculated at an annual rate of 0.10% of the Fund's average daily net assets. These fees are calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeep-ing and financial processing for all shareholder accounts and is paid by CFTC. During the six months ended January 31, 2001, the Fund paid transfer agent fees of $567,029 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charge of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2001, SSB received sales charges of approximately $351,000 and $211,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB for the six months ended January 31, 2001 were approximately:

                               Class A Class B  Class L

                         ------------------------------
                         CDSCs  $6,000 $694,000 $14,000

                         ------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the six months ended January 31, 2001, total Distribution Plan fees incurred were:

                                     Class A   Class B   Class L

              ---------------------------------------------------
              Distribution Plan Fees $697,588 $3,890,824 $537,258

              ---------------------------------------------------

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the six months ended January 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                             Purchases $896,647,979

                             ----------------------
                             Sales      877,729,972

                             ----------------------

At January 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                  Gross unrealized appreciation $ 50,739,829
                  Gross unrealized depreciation  (93,505,523)

                  -------------------------------------------
                  Net unrealized depreciation   $(42,765,694)

                  -------------------------------------------

4. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to


29 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders
the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At January 31, 2001, the Fund held no open futures contracts.

5. Fund Concentration

The Fund's investment in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest and or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

6. Forward Foreign Currency Contracts

At January 31, 2001, the Fund had forward foreign currency contracts open as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                                  Local       Market    Settlement Unrealized
Foreign Currency                                                Currency      Value        Date    Gain (Loss)

--------------------------------------------------------------------------------------------------------------
To Sell:
British Pound                                                   96,640,000 $141,187,935    2/16/01 $  921,185
British Pound                                                    3,593,240    5,244,841    6/22/01     59,500
Canadian Dollar                                                  3,088,688    2,057,877     6/8/01    (30,287)
Danish Krone                                                   790,690,000   98,534,652    2/16/01  1,249,548
Danish Krone                                                     1,960,000      244,252    2/16/01      1,143
Euro                                                           172,589,371  160,561,175    2/16/01  2,138,825
Euro                                                               716,880      666,918    2/16/01     (8,456)
Euro                                                             5,144,352    4,795,613    6/15/01   (186,789)
New Zealand Dollar                                              63,250,000   27,989,785    2/16/01    502,016
New Zealand Dollar                                              21,750,000    9,624,946    2/16/01     53,804
Swedish Krone                                                  477,710,000   50,151,877    2/16/01    548,597

--------------------------------------------------------------------------------------------------------------
                                                                                                    5,249,086

--------------------------------------------------------------------------------------------------------------
To Buy:
Danish Krone                                                     5,350,000      666,709    2/16/01      8,247
Euro                                                            29,860,541   27,779,483    2/16/01   (712,318)
Euro                                                               262,372      244,087    2/16/01     (1,308)

--------------------------------------------------------------------------------------------------------------
                                                                                                     (705,379)

--------------------------------------------------------------------------------------------------------------
Net Unrealized Gain on Open Forward Foreign Currency Contracts                                     $4,543,707

--------------------------------------------------------------------------------------------------------------



30 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

7.  Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

8.  Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the six months ended January 31, 2001, the Fund did not enter into any reverse repurchase agreements.

9.  Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in FNMA/GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At January 31, 2001, the Fund held one TBA security with a total cost of $61,092,188.

10. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.


31 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

At January 31, 2001, the Fund had loaned common stocks having a value of $122,610,880 and holds the following collateral for loaned securities:

     Security Description                                         Value

     ----------------------------------------------------------------------
     Time Deposits:
       Banco Bilbao Viz Argentaria, Madrid, 6.306% due 2/1/01  $  5,579,274
       Credit Industrial et Commercial, 6.06% due 2/1/01          5,579,274
       Caja De Madrid, 6.03% due 2/1/01                           5,579,274
       BNP Paribas, 6.03% due 2/1/01                              5,579,274
       Landesbank Hessen Thuringen, 6.03% due 2/1/01              5,579,274
       Landesbank Baden - Wuerttemberg, 6.03% due 2/1/01          5,579,274
       Nat'l Bank Canada, London, 6.03% due 2/1/01                5,579,274
       Den Danske-Copenhagen, 6.03% due 2/1/01                    5,579,274
       Dexia Bnk Bxl, 6.03% due 2/1/01                            5,579,274
       Credit Commerciale de France, 6.03% due 2/1/01             5,579,274
       Credit Agricole Indozuez Singapore, 6.03% due 2/1/01       5,579,274
       Societe Generale H.K., 6.03% due 2/1/01                    5,579,274
       KBC, Paris, 5.95% due 2/1/01                               5,579,274
       Banca Intesa Ldn, 5.84% due 2/1/01                         5,579,274
       Rabobank, London, 5.77% due 2/1/01                         5,579,274
       Credit Suisse, G.C., 5.77% due 2/1/01                      5,579,274
       Chase Manhattan London, 5.81% due 2/1/01                   5,579,274
       Commerzbank AG, Frankfurt, 5.81% due 2/1/01                5,579,274
       Barclays Bank PLC, 5.80% due 2/1/01                        5,579,274
       Bank of Ireland, 6.00% due 2/1/01                          5,579,274
       Royal Bank of Scotland Singapore, 6.00% due 2/1/01         5,579,274
       Nordeutsche Landesbank Singapore, 6.00% due 2/1/01         5,579,274
     Repurchase Agreements:
       CS First Boston Corp., 5.75% due 2/1/01                    2,931,517
     Commercial Paper:
       UBS Finance (Delaware) Inc., 5.79% due 2/1/01                241,625
     ----------------------------------------------------------------------
     Total                                                     $125,917,170

     ----------------------------------------------------------------------

Interest income earned by the Fund from securities loaned for the six months ended January 31, 2001 was $225,952.

11. Capital Loss Carryforward

At July 31, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $104,877,000, available to offset future capital gains expiring July 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

12. Shares of Beneficial Interest

At January 31, 2001, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At January 31, 2001, total paid-in capital amounted to the following for each class:

                        Class A       Class B       Class L      Class Y      Class Z

---------------------------------------------------------------------------------------
Total Paid-in Capital $608,535,328 $1,160,672,649 $166,388,791 $172,338,473 $27,998,884

---------------------------------------------------------------------------------------


32 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

Transactions in shares of each class were as follows:

                                   Six Months Ended                Year Ended
                                   January 31, 2001              July 31, 2000
                              --------------------------- ----------------------------
                                 Shares        Amount        Shares         Amount

--------------------------------------------------------------------------------------
Class A
Shares sold                    16,058,071  $ 114,059,081   101,513,330  $ 740,848,671
Shares issued on reinvestment   1,950,555     13,699,074     2,656,440     19,334,944
Shares reacquired             (13,008,646)   (92,112,242)  (91,974,710)  (671,356,621)
--------------------------------------------------------------------------------------
Net Increase                    4,999,980  $  35,645,913    12,195,060  $  88,826,994

--------------------------------------------------------------------------------------
Class B
Shares sold                     4,917,174  $  34,901,480    10,697,959  $  78,680,561
Shares issued on reinvestment   3,244,512     22,877,456     6,822,479     49,923,241
Shares reacquired             (31,284,891)  (222,695,855) (105,504,666)  (773,729,343)
--------------------------------------------------------------------------------------
Net Decrease                  (23,123,205) $(164,916,919)  (87,984,228) $(645,125,541)

--------------------------------------------------------------------------------------
Class L
Shares sold                    69,522,914  $ 494,453,489   101,951,580  $ 745,134,537
Shares issued on reinvestment     606,582      4,269,126       969,035      7,076,033
Shares reacquired             (69,345,797)  (492,770,670) (107,242,862)  (783,640,334)
--------------------------------------------------------------------------------------
Net Increase (Decrease)           783,699  $   5,951,945    (4,322,247) $ (31,429,764)

--------------------------------------------------------------------------------------
Class Y
Shares sold                       620,701  $   4,374,733     1,701,444  $  12,495,260
Shares issued on reinvestment          --             --         2,982         21,719
Shares reacquired                (459,061)    (3,289,503)   (1,610,810)   (11,680,392)
--------------------------------------------------------------------------------------
Net Increase                      161,640  $   1,085,230        93,616  $     836,587

--------------------------------------------------------------------------------------
Class Z
Shares sold                       271,352  $   1,925,654       375,081  $   2,744,055
Shares issued on reinvestment     164,342      1,156,573       272,226      1,985,904
Shares reacquired                (457,645)    (3,244,488)   (1,079,087)    (7,896,875)
--------------------------------------------------------------------------------------
Net Decrease                      (21,951) $    (162,261)     (431,780) $  (3,166,916)

--------------------------------------------------------------------------------------


33 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders


 Notes to Financial Statements (unaudited) (continued)

 Financial Highlights


For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class A Shares                                2001/(1)(2)/     2000/(2)/       1999/(2)/     1998/(2)/     1997      1996

--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $ 7.19           $ 7.46          $ 7.96        $ 8.01       $ 7.82    $ 7.85

--------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                         0.26             0.51            0.50          0.53         0.62      0.61
 Net realized and unrealized gain (loss)      (0.04)           (0.27)          (0.46)         0.05         0.24      0.03

--------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                   0.22             0.24            0.04          0.58         0.86      0.64

--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        (0.32)           (0.51)          (0.49)        (0.58)       (0.67)    (0.62)
 Net realized gains                              --               --           (0.01)        (0.05)          --        --
 Capital                                         --               --           (0.04)           --           --     (0.05)

--------------------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.32)           (0.51)          (0.54)        (0.63)       (0.67)    (0.67)

--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $ 7.09           $ 7.19          $ 7.46        $ 7.96       $ 8.01    $ 7.82

--------------------------------------------------------------------------------------------------------------------------
Total Return                                 3.18%++            3.35%           0.41%         7.47%       11.36%     8.39%

--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $563,232         $535,525        $464,652      $397,127     $267,272  $202,700

--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                        7.09%+            6.93%           6.38%         6.51%        7.75%     7.85%
 Interest expense                                --               --              --          0.06         0.06      0.01
 Other expenses                               0.98+             1.03            1.02          1.01         1.03      1.04
 Total expenses                               0.98+             1.03            1.02          1.07         1.09      1.05

--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          49%             110%            150%          128%          85%       90%

--------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended January 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


34 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class B Shares                              2001/(1)(2)/   2000/(2)/   1999/(2)/   1998/(2)/   1997    1996

------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $ 7.22        $ 7.48      $ 7.98      $ 8.03     $ 7.83  $ 7.86

------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.23          0.47        0.46        0.49       0.59    0.58
 Net realized and unrealized gain (loss)     (0.04)        (0.26)      (0.46)       0.05       0.23    0.01

------------------------------------------------------------------------------------------------------------
Total Income From Operations                  0.19          0.21        0.00        0.54       0.82    0.59

------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.30)        (0.47)      (0.46)      (0.54)     (0.62)  (0.57)
 Net realized gains                             --            --       (0.01)      (0.05)        --      --
 Capital                                        --            --       (0.03)         --         --   (0.05)

------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.30)        (0.47)      (0.50)      (0.59)     (0.62)  (0.62)

------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $  7.11        $ 7.22      $ 7.48      $ 7.98     $ 8.03  $ 7.83

------------------------------------------------------------------------------------------------------------
Total Return                                2.76%++         2.98%      (0.06)%      6.93%     10.89%   7.80%

------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)          $967        $1,148      $1,849      $2,280     $2,440  $2,380

------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                       6.59%+         6.46%       5.88%       6.12%      7.34%   7.36%
 Interest expense                               --            --          --        0.06       0.06    0.01
 Other expenses                              1.49+          1.50        1.49        1.50       1.51    1.52
 Total expenses                              1.49+          1.50        1.49        1.56       1.57    1.53

------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         49%          110%        150%        128%        85%     90%

------------------------------------------------------------------------------------------------------------

(1) For the six months ended January 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


35 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class L Shares                           2001/(1)(2)/        2000/(2)/     1999/(2)/     1998/(2)(3)/    1997     1996

-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $ 7.21      $ 7.48        $ 7.97        $ 8.01         $ 7.81   $ 7.84

-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                            0.24        0.48          0.47          0.49           0.58     0.52
 Net realized and unrealized gain (loss)         (0.05)      (0.28)        (0.46)         0.06           0.24     0.07

-----------------------------------------------------------------------------------------------------------------------
Total Income From Operations                      0.19        0.20          0.01          0.55           0.82     0.59

-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           (0.30)      (0.47)        (0.46)        (0.54)         (0.62)   (0.57)
 Net realized gains                                 --          --         (0.01)        (0.05)            --       --
 Capital                                            --          --         (0.03)           --             --    (0.05)

-----------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.30)      (0.47)        (0.50)        (0.59)         (0.62)   (0.62)

-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $ 7.10      $ 7.21        $ 7.48        $ 7.97         $ 8.01   $ 7.81

-----------------------------------------------------------------------------------------------------------------------
Total Return                                    2.77%++       2.84%         0.08%         7.08%         10.92%    7.82%

-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $149,449    $146,086      $183,740      $135,485        $83,543  $42,222

-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                           6.63%+       6.50%         6.01%         6.09%          7.19%    7.61%
 Interest expense                                   --          --            --          0.06           0.06     0.01
 Other expenses                                  1.45+        1.46          1.45          1.45           1.46     1.47
 Total expenses                                  1.45+        1.46          1.45          1.51           1.52     1.48

-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             49%        110%          150%          128%            85%      90%

-----------------------------------------------------------------------------------------------------------------------

(1) For the six months ended January 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


36 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class Y Shares                           2001/(1)(2)/ 2000/(2)/     1999/(2)/ 1998/(2)/     1997  1996/(3)/

-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $ 7.20     $ 7.46        $ 7.96     $ .00   $ 7.82     $ 7.89

-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                         0.26       0.53          0.53      0.55     0.64       0.50
 Net realized and unrealized gain (loss)      (0.04)     (0.26)        (0.47)     0.06     0.24       0.01

-----------------------------------------------------------------------------------------------------------
Total Income From Operations                   0.22       0.27          0.06      0.61     0.88       0.51

-----------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        (0.33)     (0.53)        (0.51)    (0.60)   (0.70)     (0.53)
 Net realized gains                              --         --         (0.01)    (0.05)      --         --
 Capital                                         --         --         (0.04)       --       --      (0.05)

-----------------------------------------------------------------------------------------------------------
Total Distributions                           (0.33)     (0.53)        (0.56)    (0.65)   (0.70)     (0.58)

-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $ 7.09     $ 7.20        $ 7.46    $ 7.96   $ 8.00     $ 7.82

-----------------------------------------------------------------------------------------------------------
Total Return                                 3.21%++      3.83%         0.72%     7.96%   11.64%    6.65%++

-----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $156,382   $157,526      $162,674  $124,559  $80,479    $26,940

-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                        7.41%+      7.28%         6.76%     6.88%    7.84%     8.54%+
 Interest expense                                --         --            --      0.06     0.06      0.01+
 Other expenses                               0.66+       0.69          0.67      0.66     0.70      0.69+
 Total expenses                               0.66+       0.69          0.67      0.72     0.76      0.70+

-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          49%       110%          150%      128%      85%        90%

-----------------------------------------------------------------------------------------------------------

(1) For the six months ended January 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from October 10, 1995 (inception date) to July 31, 1996. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.



37 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class Z Shares                           2001/(1)(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)/     1997     1996

-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $ 7.21    $ 7.47    $ 7.96    $ 8.01    $ 7.82   $ 7.85

-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                         0.26      0.53      0.53      0.55      0.65     0.64
 Net realized and unrealized gain (loss)      (0.04)    (0.26)    (0.46)     0.05      0.23     0.02

-----------------------------------------------------------------------------------------------------
Total Income From Operations                   0.22      0.27      0.07      0.60      0.88     0.66

-----------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        (0.33)    (0.53)    (0.51)    (0.60)    (0.69)   (0.63)
 Net realized gains                              --        --     (0.01)    (0.05)       --       --
 Capital                                         --        --     (0.04)       --        --    (0.06)

-----------------------------------------------------------------------------------------------------
Total Distributions                           (0.33)    (0.53)    (0.56)    (0.65)    (0.69)   (0.69)

-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $ 7.10    $ 7.21    $ 7.47    $ 7.96    $ 8.01   $ 7.82

-----------------------------------------------------------------------------------------------------
Total Return                                 3.20%++     3.83%     0.84%     7.78%    11.69%    8.72%

-----------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $25,012   $25,538   $29,710   $21,670   $20,397  $16,270

-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                        7.42%+     7.28%     6.80%     6.85%     8.08%    8.19%
 Interest expense                                --        --        --      0.06      0.06     0.01
 Other expenses                               0.66+      0.69      0.67      0.74      0.69     0.70
 Total expenses                               0.66+      0.69      0.67      0.80      0.75     0.71

-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          49%      110%      150%      128%       85%      90%

-----------------------------------------------------------------------------------------------------

(1) For the six months ended January 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


38 Smith Barney Diversified Strategic Income Fund | 2001 Semi-Annual Report to
                                 Shareholders

                     (This page intentionally left blank.)

                                 SMITH BARNEY
                       DIVERSIFIED STRATEGIC INCOME FUND



TRUSTEES                    INVESTMENT ADVISOR
Lee Abraham                 SSB Citi Fund Management LLC
Allan J. Bloostein
Jane F. Dasher              DISTRIBUTORS
Donald Foley                Salomon Smith Barney Inc.
Richard E. Hanson, Jr.      PFS Distributors, Inc.
Paul Hardin
Heath B. McLendon, Chairman CUSTODIAN
Roderick C. Rasmussen       The Chase Manhattan Bank
John P. Toolan
                            TRANSFER AGENT
OFFICERS                    Citi Fiduciary Trust Company
Heath B. McLendon           125 Broad Street, 11th Floor
President and               New York, New York 10004
Chief Executive Officer
                            SUB-TRANSFER AGENT
Lewis E. Daidone            PFPC Global Fund Services
Senior Vice President and   P.O. Box 9699
Treasurer                   Providence, Rhode Island
                            02940-9699
John C. Bianchi, CFA
Vice President and
Investment Officer

James E. Conroy
Vice President and
Investment Officer

Simon Hildreth
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

   Smith Barney Diversified Strategic Income Fund





 This report is submitted for the general information of shareholders of Smith Barney Income Funds -- Smith Barney Diversified Strategic Income Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY DIVERSIFIED
 STRATEGIC INCOME FUND
 Smith Barney Mutual Funds
 388 Greenwich Street, MF-2
 New York, New York 10013

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


[LOGO OF SALOMON SMITH BARNEY]

A member of citigroup

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
 FD2174 3/01

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                                 BALANCED FUND

--------------------------------------------------------------------------------

          CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  JANUARY 31, 2001

                       [LOGO OF SMITH BARNEY MUTUAL FUNDS]


               Your Serious Money. Professionally Managed.(/SM/)

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]

[PHOTO]

[PHOTO]




     JOHN C. BIANCHI,      JAMES E. CONROY,       CHARLES P. GRAVES III,
     PORTFOLIO MANAGER     PORTFOLIO MANAGER      PORTFOLIO MANAGER




 [GRAPHIC]     Classic Series


 Semi-Annual Report . January 31, 2001

 SMITH BARNEY
 BALANCED FUND


      JOHN C. BIANCHI, CFA

      John C. Bianchi, CFA, has more than 23 years of securities business experIence.

      JAMES E. CONROY

      James E. Conroy has more than 25 years of securities business experience.

      CHARLES P. GRAVES

      Charles P. Graves III, CFA, has more than 15 years of securities business experience.

      OBJECTIVE

      The Fund seeks current income and long-term capital appreciation by investing in equity and debt securities. The Fund will maintain a target asset allocation of approximately 60% of its total assets in equity securities and 40% of its total assets in fixed-income securities. Up to 25% of the Fund's assets may be invested in below-investment grade securities.

      FUND INCEPTION
-----------------------
      March 28, 1988

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
-----------------------
      22 Years (John C. Bianchi)
      24 Years (James E. Conroy)
      14 Years (Charles P. Graves, III)

          Class A Class B Class L Class O
-----------------------------------------
NASDAQ     SUTAX   SLSUX   SBBFL   SBBOX
-----------------------------------------
INCEPTION 11/6/92 3/28/88 6/15/98 2/4/93
-----------------------------------------




Average Annual Total Returns as of January 31, 2001

                                   Without Sales Charges/(1)/

                                 Class A Class B Class L Class O

               -------------------------------------------------
               Six-Months+       (0.63)% (0.93)% (1.05)% (0.89)%
               -------------------------------------------------
               One-Year           3.88    3.35    3.05    3.42
               -------------------------------------------------
               Five-Year          9.53    9.00     N/A    9.06
               -------------------------------------------------
               Ten-Year            N/A   10.17     N/A     N/A
               -------------------------------------------------
               Since Inception++  9.98   10.28    6.62    8.74
               -------------------------------------------------

                                     With Sales Charges/(2)/

                                 Class A Class B Class L Class O

               -------------------------------------------------
               Six-Months+       (5.59)% (5.80)% (3.01)% (1.86)%
               -------------------------------------------------
               One-Year          (1.34)  (1.65)   1.07    2.42
               -------------------------------------------------
               Five-Year          8.41    8.87     N/A    9.06
               -------------------------------------------------
               Ten-Year            N/A   10.17     N/A     N/A
               -------------------------------------------------
               Since Inception++  9.30   10.28    6.22    8.74
               -------------------------------------------------


/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges (''CDSC'') with respect to Class B, L and O shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized as it may not be representative of the total return for the year.

++ Inception dates for Class A, B, L and O shares are November 6, 1992,
   March 28, 1988, June 15, 1998 and February 4, 1993, respectively.



What's Inside

                    A Message from the Chairman.........  1

                    A Letter from the Portfolio Managers  2

                    Historical Performance..............  6

                    Fund at a Glance....................  9

                    Schedule of Investments............. 10

                    Bond Ratings........................ 26

                    Statement of Assets and Liabilities. 28

                    Statement of Operations............. 29

                    Statements of Changes in Net Assets. 30

                    Notes to Financial Statements....... 31

                    Financial Highlights................ 36

[LOGO OF SMITH BARNEY MUTUAL FUNDS]

Your Serious Money. Professionally Managed(/SM/)

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                          A MESSAGE FROM THE CHAIRMAN

                              [PHOTO OF McLendon]

HEATH B. MCLENDON
CHAIRMAN

---------------------

The year 2001 has begun as a period of transition in the U.S. Investors have experienced a widespread revaluation of stock values across many industries--most notably in the New Economy sectors of technology and telecommunications. A clear trend has yet to develop as the markets continue to find their way amid high levels of volatility.

Our opinion is that the stock markets in general have experienced a significant correction and appear to be in a period of consolidation. We believe, however, that the major part of the stock market correction is behind us because the long-term, positive fundamentals such as moderate inflation and higher labor productivity are still in place.

Yet, the economy faces significant short-term challenges. Many corporations continue to experience pressure on earnings as business slows, inventories are reduced, and layoffs increase. While there are no guarantees we believe that the present retrenchment, however, may serve as a framework for improved profitability in the months and quarters ahead, setting the stage for a possible recovery in the second half of 2001.

The Smith Barney Balanced Fund ("Fund") invests in equity and debt securities, normally allocating roughly 60% of the Fund's portfolio in equity and 40% in fixed income securities. In selecting stocks, the Fund invests in a broad range of companies, industries and sectors. The managers attempt to identify companies that they think have favorable valuations relative to their growth characteristics. In selecting bonds, the managers primarily focus on yields of securities and various maturities that they believe are modestly priced relative to credit quality. The managers also take into consideration economic and market conditions as well as the relative risks and opportunities of these different types of bonds.

As the global economy becomes more balanced and the U.S. markets are marked by higher volatility and continued earnings pressure, it has become more important than ever to choose an investment manager you trust. When you invest with Citigroup Asset Management you have access to the experience and resources of one of the world's largest and most well respected financial institutions.

We thank you for entrusting us with the management of your assets.

Sincerely,

/s/ McLendon


Heath B. McLendon
Chairman

January 9, 2001



 1    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney Balanced Fund ("Fund") for the period ended January 31, 2001. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined the Fund's investment strategy. We hope you find this report to be useful and informative.

Performance Update
For the six months ended January 31, 2001, the Fund's Class A shares, without and with sales charges, reported negative total returns of 0.63% and 5.59%, respectively. In comparison, the Lehman Brothers Government/Corporate Bond Index ("Lehman Index")/1/ and Standard & Poor's 500 Index ("S&P 500")/2/ returned 8.02% and negative 3.98%, respectively, for the same period.

Investment Strategy
The Fund seeks current income and long-term capital appreciation. The Fund invests in both equity and debt securities. In addition, the Fund normally maintains approximately 60% of its portfolio in equity securities and 40% in fixed income securities. These percentages, however, may vary based on the managers' outlook.

Stock Market and Portfolio Update
What a difference a year makes. At this time last year, technology and telecommunication stocks were reaching new highs every day. Many Internet companies with no real sales and certainly no foreseeable future earnings reached market values greater than some of America's best and strongest companies. Traditional measures of stock valuation such as price-to-earnings ("P/E")/3/ multiples were being ignored in favor of methods such as value. And we had just finished the fifth year in a row where returns for the S&P 500 exceeded 20% with P/E multiples in the thirties.

Yet, many investors seemed to think that investing had become a one-dimensional exercise where the only concerns were about returns and no thought was given to the associated risks. Indeed, much has changed in the stock market in the last twelve months. Thankfully, "concept value" disappeared as quickly as it appeared and P/E multiples appeared to matter once again. Also, many overvalued Internet companies that earlier in the period traded with stock prices measured in hundreds of dollars, today, if they still exist at all, trade at prices measured in hundreds of cents. When all was said and done in 2000, the stock market, as measured by the S&P 500, suffered its worst year-end to year-end loss since 1977, down 9.10% for 2000.

In our view, 2000 also was a year that highlighted the virtues of portfolio diversification. Growth stocks/4/ dominated early in the year while value stocks/5/ dominated the second half of the year. During the period, we think this was an important element to the Fund's success in its stock portion as the shift we made to more of a value orientation in late 1999 and early 2000 helped to protect the portfolio's value. Past performance is not indicative of future results.

--------
1 The Lehman Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
2 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
3 P/E ratio is the price of a stock divided by its earnings per share.
4 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
5 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.


 2    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

Bond Market and Portfolio Update
The high-yield bond market began a long overdue recovery in the month of January 2001 as the Federal Reserve Board ("Fed") began the process of loosening its monetary policy by lowering short-term interest rates. In 1990, we saw a similar turn of events with the Fed reducing interest rates to stem an economic slowdown. Unfortunately the Fed moved too slowly in 1990 to prevent a recession from taking hold.

Not surprisingly, the high-yield bond market has suffered similar price declines in 1999 and 2000 compared to 1989 and 1990. In fact, high-yield bond prices bottomed in November 1990 before staging a significant three-year recovery. In our opinion, we are now poised for a meaningful recovery in high-yield bond prices over the next two to three years, especially if the Fed follows through with its shift in monetary policy and continues to cut interest rates.

At current median spread/6/ levels of over 900 basis points/7/ above U.S. Treasuries, we think the high-yield bond market is clearly anticipating an economic recession in the U.S.

Investor sentiment was extremely negative at the end of the period, which we view as a positive. We believe most of the bad news on slowing U.S. economic growth and corporate profits has already been discounted by the high-yield bond market.

In the Fund's fixed-income portion, our overweighting in B/B rated telecommunications issues held back its performance during the period. These same issues are now benefiting the Fund's performance as the high-yield bond market begins to recover so far in 2001. In addition, we continue to believe these issues may continue to outperform as the high-yield bond market continues to improve.

It was a tale of two markets in the high-grade/8/ bond arena. The U.S. Treasury bond market turned in its best performance since 1994 whereas the spread markets (non-Treasury markets such as corporate bonds) put in its worst performance since the recession of 1991. Record budget surpluses caused the U.S. Treasury to buy back long-term debt through monthly reverse auctions. Lack of supply fears caused rates to drop across the entire yield curve/9/, but because the buy backs would occur mainly in longer-term paper the yield curve inverted/10/ for the first time since 1991. Simultaneously, as rates were dropping, the Fed was on its most intensive tightening campaign. This caused corporate bonds to widen to levels not seen since the 1991 recession.

Early in the first quarter of 2000, we took advantage of the inverted yield curve and moved down the maturity curve into the same or similar names and gave up little or no yield and in some cases picked up yield. We maintained a neutral U.S. Treasury exposure to the long end of the curve, but remained underweighted in U.S. Treasuries during the period.

--------
6 Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
7  A basis point is 0.01% or one one-hundredth of a percent.
8 High-grade bonds are rated triple-A or double-A by Standard & Poor's or Moody's Investors Service or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.
9 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
10 Inverted yield curve is an unusual situation where short-term interest rates are higher than long-term rates.


 3    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

Market Outlook
We see better times ahead for the stock market in 2001. In our opinion, if there is a silver lining in last year's stock market decline, it is that stocks are much more attractively valued today than they were one year ago. The P/E multiple on the S&P 500 was, at the beginning of last year close to 30, today it is about 21. Although the U.S. economy remains unsettled, we believe the U.S. economy may suffer only a slowdown in economic growth, and not go into a severe recession. Our relatively optimistic outlook for the U.S. economy is the result of a number of growth-stimulating factors we see building throughout 2001 such as:

  . Both short-term and long-term interest rates have been coming down for months. The impact of lower interest rates is most directly seen in the drop in mortgage rates. Mortgage refinancing booms like the one we are currently experiencing have historically had a positive impact on consumer sentiment;

  . We believe there may be some form of tax relief in 2001. Three things have surprised us about this years tax debates. First, the idea to make any tax relief retroactive to January 1, 2001. Second, the tepid response so far from the Democrats. Third, Fed Chairman Alan Greenspan's support of using tax cuts to stimulate the U.S. economy. All of these factors lead us to believe that tax cuts may occur this year and may be larger than was imagined only two to three months ago; and

  . We also believe that oil prices may continue to go moderately lower as production increases and improved conservation efforts work to bring supply and demand back into better balance. In our view, a reduction in the price of gasoline or home heating oil may have the same effect as a tax cut, immediately putting more money in consumers' pockets.

In our view, all of these factors may help prevent the U.S. economy from slipping into a recession, which is important, as this should allow for continued moderate corporate profit growth. We believe investors should be comfortable with a combination of decent macroeconomic fundamentals, moderate corporate profit growth and favorable stock valuations which may result in a friendlier market environment for stocks than what was experienced in 2000. (Of course no guarantees can be given that our expectations will be met.)

But this does not mean that the same stocks that worked well for us last year will do so again this year. Although value stocks like Federal Home Loan Mortgage Corp., Southwest Airlines Co. and Coastal Corp. worked well for the Fund during the period, we expect more growth stocks to perform better this year. Why? Growth stocks typically do well when interest rates are declining and profit growth is moderate.

We recently established or added to positions in Oracle Corp., Univision Communications Inc., Solectron Corp. and Texas Instruments Inc. because these companies, in our view, represent solid investment opportunities. But just as our shift into value stocks was not dramatic early in the period, neither will be our shift back into growth stocks. The one thing that last year's stock market's dismal performance reminded us of, is that diversification matters. In our opinion, successful investing is not just a one-dimensional exercise, but in fact a multi-dimensional one where helping to control risk can be an equally important consideration as is seeking high potential returns.

With respect to the Fund's high-yield bond holdings, we will continue over the near term to emphasize the less economically sensitive growth sectors and maintain a reasonable balance in overall credit quality while looking for opportunities in this highly volatile market. Moreover, we will continue to invest in the deepest discount issues of the better quality companies in an effort to build as much upside potential in the Fund. (Of course, no guarantees can be given that our strategy will be successful.) We remain highly positive on the high-yield bond market and believe that the long awaited recovery in this asset class may have finally begun.


 4    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

With respect to our high-grade bond holdings, during the fourth quarter of 2000, we moved back into the long end of the corporate bond yield curve from the short end, but purchased ultra high quality bonds. At the end of the period, the top five corporate bonds we owned (roughly 2% of the portfolio) were United Parcel Service Inc., Johnson & Johnson, Procter & Gamble Co., Chevron Corp. and Costco Wholesale Corp. We maintain a strategic overweight position in short-term corporate bonds and remain neutral in the longer end of the yield curve (i.e., 10 years or more).

Thank you for investing in the Smith Barney Balanced Fund.



Sincerely,

/s/ John C. Bianchi

John C. Bianchi, CFA
Vice President

/s/ Charles P. Graves III, CFA

Charles P. Graves III, CFA
Vice President

February 28, 2001



/s/ James E. Conroy

James E. Conroy
Vice President


The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 10 through 25 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of January 31, 2001 and is subject to change.


 5    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Historical Performance -- Class A Shares



                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain    Return     Total
Period Ended          of Period of Period Dividends Distributions of Capital Returns/(1)/

-----------------------------------------------------------------------------------------
1/31/01                  $14.83    $14.45     $0.24         $0.05      $0.00   (0.63)%+

-----------------------------------------------------------------------------------------
7/31/00                   13.86     14.83      0.40          0.08       0.00    10.62

-----------------------------------------------------------------------------------------
7/31/99                   16.52     13.86      0.37          3.66       0.00    12.27

-----------------------------------------------------------------------------------------
7/31/98                   15.53     16.52      0.68          0.83       0.00    16.70

-----------------------------------------------------------------------------------------
7/31/97                   14.51     15.53      0.82          0.32       0.00    15.48

-----------------------------------------------------------------------------------------
7/31/96                   14.03     14.51      0.82          0.00       0.00     9.21

-----------------------------------------------------------------------------------------
7/31/95                   13.28     14.03      0.82          0.08       0.02    13.24

-----------------------------------------------------------------------------------------
7/31/94                   15.97     13.28      0.83          0.50       0.00    (8.99)

-----------------------------------------------------------------------------------------
Inception* -- 7/31/93     14.36     15.97      0.64          0.13       0.00   17.01+

-----------------------------------------------------------------------------------------
 Total                                        $5.62         $5.65      $0.02

-----------------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

               Net Asset Value
       -     -------------------
             Beginning    End     Income   Capital Gain    Return     Total
Period Ended of Period of Period Dividends Distributions of Capital Returns/(1)/

--------------------------------------------------------------------------------
1/31/01         $14.78    $14.39     $0.21         $0.05      $0.00   (0.93)%+

--------------------------------------------------------------------------------
7/31/00          13.82     14.78      0.34          0.08       0.00    10.09

--------------------------------------------------------------------------------
7/31/99          16.49     13.82      0.32          3.66       0.00    11.78

--------------------------------------------------------------------------------
7/31/98          15.52     16.49      0.62          0.83       0.00    16.17

--------------------------------------------------------------------------------
7/31/97          14.51     15.52      0.75          0.32       0.00    14.88

--------------------------------------------------------------------------------
7/31/96          14.02     14.51      0.75          0.00       0.00     8.78

--------------------------------------------------------------------------------
7/31/95          13.28     14.02      0.76          0.08       0.02    12.62

--------------------------------------------------------------------------------
7/31/94          15.97     13.28      0.75          0.50       0.00    (9.52)

--------------------------------------------------------------------------------
7/31/93          14.83     15.97      0.80          0.15       0.00    14.69

--------------------------------------------------------------------------------
7/31/92++        13.95     14.83      0.35          0.00       0.01    8.98+

--------------------------------------------------------------------------------
2/28/92          13.21     13.95      0.84          0.15       0.03    13.63

--------------------------------------------------------------------------------
2/28/91          12.93     13.21      0.90          0.10       0.00    10.46

--------------------------------------------------------------------------------
 Total                               $7.39         $5.92      $0.06

--------------------------------------------------------------------------------

 Historical Performance -- Class L Shares

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain    Return     Total
Period Ended          of Period of Period Dividends Distributions of Capital Returns/(1)/

-----------------------------------------------------------------------------------------
1/31/01                  $14.79    $14.40     $0.19         $0.05      $0.00   (1.05)%+

-----------------------------------------------------------------------------------------
7/31/00                   13.83     14.79      0.31          0.08       0.00     9.87

-----------------------------------------------------------------------------------------
7/31/99                   16.52     13.83      0.29          3.66       0.00    11.43

-----------------------------------------------------------------------------------------
Inception* -- 7/31/98     17.14     16.52      0.00          0.23       0.00   (2.28)+

-----------------------------------------------------------------------------------------
 Total                                        $0.79         $4.02      $0.00

-----------------------------------------------------------------------------------------


 6   Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Historical Performance -- Class O Shares



                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain    Return     Total
Period Ended          of Period of Period Dividends Distributions of Capital Returns/(1)/

-----------------------------------------------------------------------------------------
1/31/01                  $14.79    $14.40     $0.21         $0.05      $0.00   (0.89)%+

-----------------------------------------------------------------------------------------
7/31/00                   13.83     14.79      0.34          0.08       0.00    10.13

-----------------------------------------------------------------------------------------
7/31/99                   16.50     13.83      0.32          3.66       0.00    11.79

-----------------------------------------------------------------------------------------
7/31/98                   15.53     16.50      0.63          0.83       0.00    16.19

-----------------------------------------------------------------------------------------
7/31/97                   14.51     15.53      0.75          0.32       0.00    15.01

-----------------------------------------------------------------------------------------
7/31/96                   14.02     14.51      0.75          0.00       0.00     8.80

-----------------------------------------------------------------------------------------
7/31/95                   13.28     14.02      0.76          0.08       0.02    12.62

-----------------------------------------------------------------------------------------
7/31/94                   15.97     13.28      0.75          0.50       0.00    (9.52)

-----------------------------------------------------------------------------------------
Inception* -- 7/31/93     15.17     15.97      0.39          0.02       0.00    8.08+

-----------------------------------------------------------------------------------------
 Total                                        $4.90         $5.54      $0.02

-----------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

 Average Annual Total Returns

                             Without Sales Charges/(1)/
                           -------------------------------
                           Class A Class B Class L Class O

----------------------------------------------------------
Six Months Ended 1/31/01+  (0.63)% (0.93)% (1.05)% (0.89)%

----------------------------------------------------------
Year Ended 1/31/01          3.88    3.35    3.05    3.42

----------------------------------------------------------
Five Years Ended 1/31/01    9.53    9.00     N/A    9.06

----------------------------------------------------------
Ten Years Ended 1/31/01      N/A   10.17     N/A     N/A

----------------------------------------------------------
Inception* through 1/31/01  9.98   10.28    6.62    8.74

----------------------------------------------------------

                                          With Sales Charges/(2)/
                                      -------------------------------
                                      Class A Class B Class L Class O

           ----------------------------------------------------------
           Six Months Ended 1/31/01+  (5.59)% (5.80)% (3.01)% (1.86)%

           ----------------------------------------------------------
           Year Ended 1/31/01         (1.34)  (1.65)   1.07    2.42

           ----------------------------------------------------------
           Five Years Ended 1/31/01    8.41    8.87     N/A    9.06

           ----------------------------------------------------------
           Ten Years Ended 1/31/01      N/A   10.17     N/A     N/A

           ----------------------------------------------------------
           Inception* through 1/31/01  9.30   10.28    6.22    8.74

           ----------------------------------------------------------



 7    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Cumulative Total Returns




                                             Without Sales Charges/(1)/

        ---------------------------------------------------------------
        Class A (Inception* through 1/31/01)                  118.96%

        ---------------------------------------------------------------
        Class B (1/31/91 through 1/31/01)                     163.34

        ---------------------------------------------------------------
        Class L (Inception* through 1/31/01)                   18.37

        ---------------------------------------------------------------
        Class O (Inception* through 1/31/01)                   95.34

        ---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC charge is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 ++ For the period from March 1, 1992 to July 31, 1992, which reflects a change in the fiscal year end of the Fund.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B, L and O shares are November 6, 1992, March 28, 1988, June 15, 1998 and February 4, 1993, respectively.


 8   Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Smith Barney Balanced Fund at a Glance (unaudited)




Growth of $10,000 Invested in Class B Shares of the Smith Barney Balanced Fund vs. Standard & Poor's 500 Index and Lehman Brothers Government/Corporate Bond Index+

--------------------------------------------------------------------------------
                         January 1991 -- January 2001

                                                      [CHART]



                           Smith Barney     Lehman Brothers

                           Balanced Fund      Gov't/Corp.

                              Class B         Bond Index       S&P 500 Index

                           -------------    ---------------    -------------

      January 1991            10,000            10,000            10,000

      July 1991               10,560            10,438            11,457

      July 1992               12,634            12,070            12,920

      July 1993               14,605            13,401            14,046

      July 1994               13,213            13,384            14,769

      July 1995               14,880            14,740            18,618

      July 1996               16,186            15,522            21,701

      July 1997               18,594            17,196            33,009

      July 1998               21,600            18,584            39,381

      July 1999               24,145            19,016            47,334

      July 2000               26,581            20,102            51,574

      January 2001            26,334            21,714            49,522
+ Hypothetical illustration of $10,000 invested in Class B shares on January
  31, 1991, assuming deduction of the maximum 5.00% CDSC for Class B shares and reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2001. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Lehman Brothers Government /Corporate Bond Index is a combination of publicly issued intermediate and long-term U.S. government bonds and corporate bonds. Figures for the indices include reinvestment of dividends. The indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.
 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.




                           Top Five Equity Holdings*


                         1. J.P. Morgan Chase & Co. 2.4%

                         2. Merck & Co., Inc....... 2.2

                         3. AES Corp............... 1.9

                         4. El Paso Energy Corp.... 1.9

                         5. EMC Corp............... 1.8

                            Top Five Bond Holdings*


                     1. United Parcel Service.......... 0.6%

                     2. General Motors Acceptance Corp. 0.5

                     3. Procter & Gamble Co............ 0.5

                     4. Johnson & Johnson.............. 0.5

                     5. Chevron Corp................... 0.5

                             Investment Breakdown*


                                          [CHART]



Corporate Bonds

and Notes                  30.1%



Collateralized

Mortgage Obligations        0.2%



U.S. Government

and Agency Obligations      8.4%



Repurchase Agreement        1.5%



Common and

Preferred Stock            59.7%



Warrants                    0.1%
* As a percentage of total investments. These holdings are as of January 31, 2001 and are subject to change.

 9   Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited)                           January 31, 2001



SHARES                        SECURITY                          VALUE

------------------------------------------------------------------------------
COMMON STOCK -- 59.7%
Air Freight/Couriers -- 0.7%
120,100 United Parcel Service Inc., Class B Shares           $  7,434,190
------------------------------------------------------------------------------
Airlines -- 1.0%
337,000 Southwest Airlines Co.                                 10,558,210
------------------------------------------------------------------------------
Alternative Power Generation -- 1.9%
343,000 AES Corp. (a)                                          19,767,090
------------------------------------------------------------------------------
Beverages: Non-Alcoholic -- 0.3%
 74,977 PepsiCo, Inc.                                           3,304,236
------------------------------------------------------------------------------
Biotechnology -- 1.5%
226,065 Amgen, Inc. (a)                                        15,895,195
------------------------------------------------------------------------------
Broadcasting -- 2.5%
 85,000 Clear Channel Communications, Inc. (a)                  5,542,850
 90,000 Entravision Communications Corp., Class A Shares (a)    1,539,000
175,000 Infinity Broadcasting Corp. (a)                         5,731,250
312,000 Univision Communications Inc., Class A Shares (a)      13,300,560
------------------------------------------------------------------------------
                                                               26,113,660
------------------------------------------------------------------------------
Cable/Satellite TV -- 0.3%
 81,000 Comcast Corp., Special Class A Shares (a)               3,467,813
------------------------------------------------------------------------------
Chemicals: Major Diversifed -- 0.4%
 67,440 Dow Chemical Co.                                        2,313,192
 43,889 E.I. du Pont de Nemours & Co.                           1,918,388
------------------------------------------------------------------------------
                                                                4,231,580
------------------------------------------------------------------------------
Chemicals: Specialty -- 0.3%
 78,000 Praxair Inc.                                            3,457,740
------------------------------------------------------------------------------
Computer Communications -- 1.5%
 20,392 Avici Systems Inc. (a)                                    723,916
403,870 Cisco Systems, Inc. (a)                                15,119,883
------------------------------------------------------------------------------
                                                               15,843,799
------------------------------------------------------------------------------
Computer Peripherals -- 1.8%
244,131 EMC Corp. (a)                                          18,551,515
------------------------------------------------------------------------------
Computer Hardware -- 1.8%
400,000 Compaq Computer Corp.                                   9,484,000
280,204 Sun Microsystems Inc. (a)                               8,563,735
------------------------------------------------------------------------------
                                                               18,047,735
------------------------------------------------------------------------------
Discount Chains -- 0.4%
 80,000 Costco Wholesale Corp.                                  3,700,000
------------------------------------------------------------------------------
Electric Utilities -- 0.5%
102,160 Duke Energy Corp.                                       3,735,991
 44,700 Mirant Corp. (a)                                        1,086,210
------------------------------------------------------------------------------
                                                                4,822,201
------------------------------------------------------------------------------
Electrical Products -- 0.3%
 70,138 Capstone Turbine Corp. (a)                              2,875,658
------------------------------------------------------------------------------
Electronic Components -- 1.5%
182,665 Konninklijke Philips Electronics NV                     6,979,356
220,000 Solectron Corp. (a)                                     8,767,000
------------------------------------------------------------------------------
                                                               15,746,356
------------------------------------------------------------------------------


                      See Notes to Financial Statements.



10    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001


                SHARES             SECURITY               VALUE

              ----------------------------------------------------
              Electronic Equipment/Instruments -- 0.4%
                  75,007 JDS Uniphase Corp. (a)        $ 4,111,321
              ----------------------------------------------------
              Finance/Rental/Leasing -- 1.5%
                  19,850 Fannie Mae                      1,472,473
                 229,049 Freddie Mac                    13,971,989
              ----------------------------------------------------
                                                        15,444,462
              ----------------------------------------------------
              Financial Conglomerates -- 0.8%
                 180,124 American Express Co.            8,483,840
              ----------------------------------------------------
              Financial Publishing /Services -- 0.3%
                  44,362 McGraw-Hill Cos., Inc.          2,832,514
              ----------------------------------------------------
              Food -- 0.0%
                   1,948 Aurora Foods Inc.                   9,350
              ----------------------------------------------------
              Home Improvement Chains -- 1.4%
                  68,888 Home Depot Inc.                 3,320,402
                 203,000 Lowe's Cos., Inc.              10,850,350
              ----------------------------------------------------
                                                        14,170,752
              ----------------------------------------------------
              Household/Personal Care -- 2.0%
                 228,000 Colgate-Palmolive Co.          13,698,240
                  73,353 Gillette Co.                    2,319,422
                  67,869 Kimberly Clark Corp.            4,394,518
              ----------------------------------------------------
                                                        20,412,180
              ----------------------------------------------------
              Industrial Conglomerates -- 3.8%
                 373,780 General Electric Co.           17,193,880
                 300,000 Tyco International Ltd.        18,480,000
                  50,298 United Technologies Corp.       3,771,344
              ----------------------------------------------------
                                                        39,445,224
              ----------------------------------------------------
              Insurance Brokers/Services -- 0.9%
                  83,320 Marsh & McLennan Cos., Inc.     9,011,058
              ----------------------------------------------------
              Integrated Oil -- 1.1%
                 107,252 BP Amoco PLC, Sponsored ADR     5,523,478
                  97,930 Conoco Inc., Class A Shares     2,697,972
                  35,459 Exxon Mobil Corp.               2,983,875
              ----------------------------------------------------
                                                        11,205,325
              ----------------------------------------------------
              Internet Software/Services -- 0.6%
                 110,139 AOL Time Warner Inc.            5,788,906
              ----------------------------------------------------
              Investment Banks/Brokers -- 1.2%
                 365,083 Charles Schwab Corp.            9,641,842
                  35,957 Merrill Lynch & Co., Inc.       2,606,883
              ----------------------------------------------------
                                                        12,248,725
              ----------------------------------------------------
              Major Banks -- 5.2%
                  52,467 Bank of America Corp.           2,823,774
                  90,048 Bank of New York Co., Inc.      4,928,327
                 100,000 Bank One Corp.                  3,920,000
                 124,362 FleetBoston Financial Corp.     5,389,849
                 446,251 J.P. Morgan Chase & Co.        24,539,342


                      See Notes to Financial Statements.



11    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001


        SHARES                   SECURITY                      VALUE

        ----------------------------------------------------------------
        Major Banks -- 5.2% (continued)
         70,681 Mellon Financial Corp.                      $  3,293,735
         77,009 State Street Corp.                             8,696,626
        ----------------------------------------------------------------
                                                              53,591,653
        ----------------------------------------------------------------
        Major Telecommunications -- 2.7%
         44,587 ALLTEL Corp.                                   2,638,659
         54,654 Bellsouth Corp.                                2,303,666
        273,795 SBC Communications Inc.                       13,237,988
         48,443 Sprint Corp.                                   1,201,386
         33,240 Verizon Communications Inc.                    1,826,538
        290,500 WorldCom, Inc. (a)                             6,263,906
        ----------------------------------------------------------------
                                                              27,472,143
        ----------------------------------------------------------------
        Media Conglomerates -- 1.6%
        238,700 Viacom Inc., Class B Shares (a)               13,176,240
        100,000 The Walt Disney Co.                            3,045,000
        ----------------------------------------------------------------
                                                              16,221,240
        ----------------------------------------------------------------
        Medical Specialties -- 1.6%
        203,087 Medtronic Inc.                                10,966,698
         75,000 Sepracor Inc.                                  4,950,000
        ----------------------------------------------------------------
                                                              15,916,698
        ----------------------------------------------------------------
        Miscellaneous Commercial Services --1.1%
        247,000 Convergys Corp. (a)                           11,734,970
        ----------------------------------------------------------------
        Multi-Line Insurance -- 1.8%
        178,125 American International Group, Inc.            15,144,188
         47,633 The Hartford Financial Services Group, Inc.    2,929,430
        ----------------------------------------------------------------
                                                              18,073,618
        ----------------------------------------------------------------
        Oil and Gas Pipelines -- 2.8%
        308,918 El Paso Energy Corp.                          19,430,942
         35,000 Enron Corp.                                    2,800,000
        168,210 Williams Cos., Inc.                            6,582,057
        ----------------------------------------------------------------
                                                              28,812,999
        ----------------------------------------------------------------
        Oil Field Services/Equipment -- 0.5%
         72,000 Schlumberger Ltd.                              5,529,600
          2,718 Varco International Inc. (a)                      56,562
        ----------------------------------------------------------------
                                                               5,586,162
        ----------------------------------------------------------------
        Packaged Software -- 2.1%
        214,000 Computer Associates International, Inc.        7,706,140
        420,345 Oracle Corp. (a)                              12,242,548
         12,000 Veritas Software Corp. (a)                     1,138,500
        ----------------------------------------------------------------
                                                              21,087,188
        ----------------------------------------------------------------
        Pharmaceuticals: Major -- 4.8%
         56,164 American Home Products Corp.                   3,319,292
        175,796 Bristol-Myers Squibb Co.                      10,880,014
        113,095 Johnson & Johnson                             10,532,537
        270,123 Merck & Co, Inc.                              22,198,708
         54,129 Schering Plough Corp.                          2,728,102
        ----------------------------------------------------------------
                                                              49,658,653
        ----------------------------------------------------------------


                      See Notes to Financial Statements.



12    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001


 SHARES                                             SECURITY                                    VALUE

---------------------------------------------------------------------------------------------------------
Property Casualty Insurance -- 0.7%
   39,400           Chubb Corp.                                                              $  2,836,800
   65,000           XL Capital Ltd., Class A Shares                                             4,821,700
---------------------------------------------------------------------------------------------------------
                                                                                                7,658,500
---------------------------------------------------------------------------------------------------------
Pulp and Paper -- 0.3%
   69,514           International Paper Co.                                                     2,686,716
---------------------------------------------------------------------------------------------------------
Railroads -- 0.2%
   41,039           Union Pacific Corp.                                                         2,174,246
---------------------------------------------------------------------------------------------------------
Semiconductors -- 1.3%
  280,424           Intel Corp.                                                                10,375,688
   72,106           Texas Instruments Inc.                                                      3,158,243
---------------------------------------------------------------------------------------------------------
                                                                                               13,533,931
---------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.3%
   18,026           Tele1 Europe Holding AB ADR (a)                                               122,802
   37,350           Time Warner Telecom Inc., Class A Shares (a)                                2,840,934
---------------------------------------------------------------------------------------------------------
                                                                                                2,963,736
---------------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 1.7%
  124,000           Amdocs Ltd.                                                                 9,710,440
   27,034           Corning Inc.                                                                1,533,098
  195,000           Motorola Inc.                                                               4,447,950
   40,000           Nokia Oyj                                                                   1,374,000
---------------------------------------------------------------------------------------------------------
                                                                                               17,065,488
---------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.3%
   99,000           AT & T Wireless Group (a)                                                   2,571,030
---------------------------------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost -- $453,642,849)                                                    613,789,606

---------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.0%
Wireless Telecommunications -- 0.0%
      279           Dobson Communications, 13.000% (b) (Cost -- $27,061)                           25,526

---------------------------------------------------------------------------------------------------------

  FACE
AMOUNT(c) RATING(d)                                 SECURITY                                    VALUE

---------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 30.1%
Aerospace -- 0.3%
                    BE Aerospace Inc., Sr. Sub. Notes:
   40,000 B          8.000% due 3/1/08                                                             38,700
  130,000 B          9.500% due 11/1/08                                                           133,250
  430,000 B-        Dunlop Standard Aerospace Holdings, Sr. Notes, 11.875% due 5/15/09            449,350
  210,000 B         Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09                              195,300
2,000,000 Baa2*     Raytheon Co., 6.450% due 8/15/02                                            2,012,452
---------------------------------------------------------------------------------------------------------
                                                                                                2,829,052
---------------------------------------------------------------------------------------------------------
Airlines -- 0.2%
2,064,309 AA+       Continental Airlines Inc., Secured Notes, Series 974A, 6.900% due 1/2/18    2,050,292
---------------------------------------------------------------------------------------------------------
Alternative Power Generation -- 0.5%
                    AES Corp.:
  975,000 Ba1*       Sr. Notes, 9.500% due 6/1/09                                               1,035,938
  230,000 Ba1*       Sr. Notes, 9.375% due 9/15/10                                                243,225
1,555,000 Ba3*       Sr. Sub. Notes, 10.250% due 7/15/06                                        1,624,975


                      See Notes to Financial Statements.



13    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001



  FACE
AMOUNT(c) RATING(d)                                        SECURITY                                           VALUE

-----------------------------------------------------------------------------------------------------------------------
Alternative Power Generation -- 0.5% (continued)
  320,000 BB-       AES Drax Energy Ltd., Sr. Secured Notes, 11.500% due 8/30/10                           $    351,200
2,000,000 BB+       Calpine Corp., Sr. Notes, 10.500% due 5/15/06                                             2,077,500
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              5,332,838
-----------------------------------------------------------------------------------------------------------------------
Aluminum -- 0.1%
                    Kaiser Aluminum & Chemicals:
  125,000 B          Sr. Notes, Series B, 10.875% due 10/15/06                                                  113,125
  220,000 B          Sr. Notes, Series D, 10.875% due 10/15/06                                                  199,100
  890,000 CCC+       Sr. Sub. Notes, 12.750% due 2/1/03                                                         689,750
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              1,001,975
-----------------------------------------------------------------------------------------------------------------------
Apparel/Footware -- 0.1%
  350,000 BB-       Levi Strauss & Co., Sr. Notes, 11.625% due 1/15/08 (e)                                      364,875
                    Tommy Hilfiger USA, Inc.:
  150,000 BBB-       Guaranteed Notes, 6.500% due 6/1/03                                                        135,335
  595,000 BBB-       Guaranteed Notes, 6.850% due 6/1/08                                                        481,888
  265,000 B-        Tropical Sportswear International Corp., Sr. Sub. Notes, Series A, 11.000% due 6/15/08      249,100
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              1,231,198
-----------------------------------------------------------------------------------------------------------------------
Apparel/Footware Retail -- 0.1%
  270,000 CCC+      J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due 10/15/07                               247,050
  500,000 BBB-      J.C. Penney Co., Unsecured Notes, 7.250% due 4/1/02                                         471,774
  420,000 BB+       Saks Inc., Guaranteed Notes, 7.250% due 12/1/04                                             365,400
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              1,084,224
-----------------------------------------------------------------------------------------------------------------------
Auto Parts: O.E.M. -- 0.1%
  680,000 B         Collins & Aikman Products, Guaranteed Sub. Notes, 11.500% due 4/15/06                       608,600
  283,000 NR        Key Plastics Inc., Sr. Sub. Unsecured Notes, Series B, 10.250% due 3/15/07 (f)               12,735
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                621,335
-----------------------------------------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.5%
4,586,000 A         DaimlerChrysler NA Holdings Corp., Guaranteed Notes, 7.750% due 5/27/03                   4,726,061
  395,000 BB-       Pep Boys - Manny, Moe & Jack, Medium-Term Notes, Series A, 6.520% due 7/16/07               320,412
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              5,046,473
-----------------------------------------------------------------------------------------------------------------------
Banking -- 0.6%
1,176,000 Aa3*      Bank of America Corp., Sub. Notes, 7.800% due 2/15/10                                     1,256,069
2,000,000 AAA       International Bank for Reconstruction & Development, 8.625% due 10/15/16                  2,458,080
1,050,000 A3*       Popular North America Inc., Medium-Term Note, Series A, 6.875% due 6/15/01                1,055,162
  979,000 Aa2*      Wells Fargo Bank NA, Sub. Notes, Series BKNT, 7.800% due 6/15/10                          1,036,416
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              5,805,727
-----------------------------------------------------------------------------------------------------------------------
Beverages: Non-Alcoholic -- 0.2%
2,000,000 A         Coca-Cola Enterprises, Inc., Debentures, 8.500% due 2/1/22                                2,388,748
-----------------------------------------------------------------------------------------------------------------------
Broadcasting -- 0.3%
  791,000 NR        AMFM Operating Inc., Debentures, 12.625% due 10/31/06 (b)                                   876,033
1,395,000 BBB-      AT&T Liberty Media Corp., Sr. Debentures, 8.250% due 2/1/30                               1,343,702
  485,000 Caa1*     Sirius Satellite Radio Inc., Sr. Secured Notes, 14.500% due 5/15/09                         349,200
                    Young Broadcasting Corp., Sr. Sub. Notes:
  160,000 B2*        11.750% due 11/15/04                                                                       165,200
  160,000 B2*        10.125% due 2/15/05                                                                        162,000
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              2,896,135
-----------------------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



14    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001



     FACE
  AMOUNT(c)    RATING(d)                                       SECURITY                                           VALUE

---------------------------------------------------------------------------------------------------------------------------
Building Products -- 0.1%
    555,000    B         Amatek Industries Property Ltd., Sr. Sub. Notes, 12.000% due 2/15/08                  $    475,913
    580,000    B-        Atrium Cos., Inc., Guaranteed Sr. Sub. Notes, Series B, 10.500% due 5/1/09                 498,800
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    974,713
---------------------------------------------------------------------------------------------------------------------------
Cable/Satellite TV -- 1.8%
    415,000    B+        Adelphia Communications, Sr. Notes, 7.875% due 5/1/09                                      379,725
    260,000    CCC+      Cable Satisfaction International, Sr. Notes, 12.750% due 3/1/10                            170,300
    570,000    B+        Century Communications, Series B, zero coupon due 1/15/08                                  262,200
                         Charter Communications Holdings Inc.:
                          Sr. Discount Notes:
  2,490,000    B+          Step bond to yield 11.713% due 1/15/10                                                 1,643,400
  2,090,000    B+          Step bond to yield 13.501% due 1/15/11 (e)                                             1,269,675
                          Sr. Notes:
    180,000    B+          8.625% due 4/1/09                                                                        173,700
    720,000    B+          11.125% due 1/15/11 (e)                                                                  763,200
  1,695,000    BB-       CSC Holdings Inc., Sr. Sub. Debentures, 10.500% due 5/15/16                              1,875,094
  1,220,000    B         Echostar Broadband Corp., Sr. Notes, 10.375% due 10/1/07 (e)                             1,281,000
    425,000    B+        Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09                                           439,875
  1,120,000    B+        Insight Midwest LP/Insight Capital Inc., Sr. Notes, 10.500% due 11/1/10 (e)              1,198,400
  2,145,000    B         NTL Communications Corp., Sr. Notes, Series B, 11.500% due 10/1/08                       2,059,200
  1,760,000    Ba2*      Rogers Cablesystems Ltd., Guaranteed Sr. Sub. Debentures, 11.000% due 12/1/15            1,995,400
  800,000/GBP/ B+        Telewest Communication PLC, step bond to yield 7.995% due 4/15/09                          625,351
  4,820,000    B-        United International Holdings, Series B, step bond to yield 13.218% due 2/15/08          2,458,200
  5,685,000    B         United Pan-Europe Communications, Series B, step bond to yield 14.463% due 8/1/09        2,075,025
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 18,669,745
---------------------------------------------------------------------------------------------------------------------------
Casinos/Gambling  -- 0.4%
    155,000    B         Hollywood Casino Corp., Guaranteed Sr. Secured Notes, 11.250% due 5/1/07                   163,913
    290,000    B+        Horseshoe Gaming Holding, Guaranteed Sr. Sub. Notes, Series B, 8.625% due 5/15/09          288,550
    530,000    B-        Las Vegas Sands, Inc./Venetian Casino Resort LLC, Guaranteed Mortgage Notes,
                           12.250% due 11/15/04                                                                     555,175
                         Mandalay Resort Group:
    610,000    BB-        Sr. Sub. Debentures, 7.625% due 7/15/13                                                   489,525
    175,000    NR         Sr. Sub. Notes, Series B, 10.250% due 8/1/07                                              179,375
    480,000    BB+       Park Place Entertainment Corp., Sr. Sub. Notes, 8.875% due 9/15/08                         493,200
    490,000    B         Pinnacle Entertainment, Guaranteed Sr. Sub. Notes, Series B, 9.250% due 2/15/07 (e)        487,550
    565,000    NR        Station Casinos Inc., Sr. Sub Notes, 9.875% due 7/1/10 (e)                                 591,131
    380,000    B+        Sun International Hotels Ltd., Guaranteed Sr. Sub. Notes, 9.000% due 3/15/07               366,700
    445,000    B+        Sun International North America, Inc., Guaranteed Sr. Sub. Notes, 8.625% due 12/15/07      408,288
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  4,023,407
---------------------------------------------------------------------------------------------------------------------------
Chemicals Major Diversified -- 0.4%
                         Huntsman ICI Chemicals:
    205,000    B+         Guaranteed Sr. Sub. Notes, 10.125% due 7/1/09                                             212,175
  5,165,000    B+         Sr. Discount Notes, zero coupon due 12/31/09                                            1,781,925
  2,500,000    A-        Rohm & Haas Co., Sr. Unsecured Notes, 6.950% due 7/15/04                                 2,557,955
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  4,552,055
---------------------------------------------------------------------------------------------------------------------------
Chemicals Specialty -- 0.0%
     30,000    B         Avecia Group PLC, Guaranteed Sr. Notes, 11.000% due 7/1/09                                  31,200
    130,000    BB-       ISP Holdings Inc., Sr. Notes, Series B, 9.000% due 10/15/03                                113,100
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    144,300
---------------------------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



15    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001


   FACE
AMOUNT(c)  RATING(d)                                     SECURITY                                         VALUE

-------------------------------------------------------------------------------------------------------------------
Computer Processing Hardware -- 0.0%
   475,000 B+        Seagate Technology International, Guaranteed Sr. Sub. Notes,
                       12.500% due 11/15/07 (e)                                                        $    473,813
-------------------------------------------------------------------------------------------------------------------
Construction Materials -- 0.1%
                     Nortek Inc.:
   435,000 B+         Sr. Notes, Series B, 9.125% due 9/1/07                                                426,300
   275,000 B-         Sr. Sub. Notes, 9.875% due 3/1/04 (g)                                                 279,813
-------------------------------------------------------------------------------------------------------------------
                                                                                                            706,113
-------------------------------------------------------------------------------------------------------------------
Consumer Specialties -- 0.5%
    65,000 B         Jostens Inc., Sr. Sub. Notes, 12.750% due 5/1/10                                        65,163
 5,000,000 B         Unilever Capital Corp., Sr. Unsecured-Unsubordinated Notes, 6.750% due 11/1/03       5,143,560
-------------------------------------------------------------------------------------------------------------------
                                                                                                          5,208,723
-------------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 0.5%
   775,000 BB        Crown Cork & Seal Co. Inc., Notes, 7.125% due 9/1/02                                   639,375
   235,000 B-        SF Holding Group Inc., Sr. Discount Notes, step bond to yield 18.292% due 3/15/08       90,475
                     Stone Container Corp., Sr. Notes:
 1,610,000 B          11.500% due 8/15/06 (e)                                                             1,700,563
 1,075,000 Ba3*       10.281% due 12/31/06                                                                1,073,656
   345,000 B          9.750% due 2/1/11                                                                     353,625
   930,000 B-        Sweetheart Cup Co., Sr. Sub. Notes, 10.500% due 9/1/03                                 832,350
   840,000 NR        Tekni-Plex, Inc., Sr. Sub. Notes, 12.750% due 6/15/10 (e)                              798,000
-------------------------------------------------------------------------------------------------------------------
                                                                                                          5,488,044
-------------------------------------------------------------------------------------------------------------------
Contract Drilling -- 0.3%
   570,000 B+        Parker Drilling Co., Guaranteed Sr. Notes, Series D, 9.750% due 11/15/06               589,950
 1,215,000 BB        Pride International Inc., Sr. Notes, 10.000% due 6/1/09                              1,309,163
   900,000 A-        RBF Finance Co., Guaranteed Sr. Secured Notes, 11.375% due 3/15/09                   1,062,000
-------------------------------------------------------------------------------------------------------------------
                                                                                                          2,961,113
-------------------------------------------------------------------------------------------------------------------
Discount Stores -- 0.5%
                     Kmart Corp., Sr. Notes:
   850,000 Baa3*      12.500% due 3/1/05                                                                    861,662
   835,000 Baa3*      8.540% due 1/2/15                                                                     702,519
                     Wal-Mart Stores, Inc.:
 2,500,000 AA         6.875% due 8/1/02                                                                   2,558,673
 1,000,000 AA         7.250% due 6/1/13                                                                   1,102,666
-------------------------------------------------------------------------------------------------------------------
                                                                                                          5,225,520
-------------------------------------------------------------------------------------------------------------------
Electric Utilities -- 0.3%
   540,000 BB        CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07                                       580,377
   905,000 Ba3*      Orion Power Holdings Inc., Sr. Notes, 12.000% due 5/1/10 (e)                           993,238
 1,910,000 BB+       Tiverton/Rumford Power Associates Ltd., 9.000% due 7/15/18 (e)                       1,917,134
-------------------------------------------------------------------------------------------------------------------
                                                                                                          3,490,749
-------------------------------------------------------------------------------------------------------------------
Electronic Components -- 0.2%
   640,000 BB-       Celestica International Inc., Sr. Sub. Notes, 10.500% due 12/31/06                     686,400
 1,020,000 BB-       Flextronics International Ltd., Sr. Sub. Notes, 9.875% due 7/1/10                    1,088,850
-------------------------------------------------------------------------------------------------------------------
                                                                                                          1,775,250
-------------------------------------------------------------------------------------------------------------------
Electronic Production Equipment -- 0.1%
   805,000 B1*       Amkor Technology Inc., Sr. Sub. Notes, 10.500% due 5/1/09                              815,063
-------------------------------------------------------------------------------------------------------------------
Electronics/Appliances -- 0.0%
   555,000 Ba3*      Polaroid Corp., Sr. Notes, 11.500% due 2/15/06                                         385,725
-------------------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



16    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001


   FACE
AMOUNT(c)  RATING(d)                                     SECURITY                                        VALUE

------------------------------------------------------------------------------------------------------------------
Engineering and Construction -- 0.3%
   240,000 BB-       Integrated Electrical Services, Guaranteed Notes, Series B, 9.375% due 2/1/09    $    228,000
                     Metromedia Fiber Network Inc., Sr. Notes:
   735,000 B+         10.000% due 12/15/09                                                                 687,225
 1,430,000 B+         Series B, 10.000% due 11/15/08                                                     1,337,050
   640,000 NR        NATG Holding LLC /Orius Capital Corp., Sr. Sub. Notes, 12.750% due 2/1/10 (e)         572,800
------------------------------------------------------------------------------------------------------------------
                                                                                                         2,825,075
------------------------------------------------------------------------------------------------------------------
Environmental Services -- 0.7%
                     Allied Waste North America:
 3,000,000 B+         Series B, Sr. Sub. Notes, 10.000% due 8/1/09                                       3,045,000
   250,000 NR         Term Loan, 9.518% due 7/21/06                                                        245,625
   300,000 NR         Term Loan, 9.725% due 7/21/07                                                        294,750
   690,000 B+        URS Corp., Sr. Sub. Notes, Series B, 12.250% due 5/1/09                               707,250
 2,500,000 BBB       USA Waste Services Inc., Sr. Notes, 6.500% due 12/15/02                             2,489,440
------------------------------------------------------------------------------------------------------------------
                                                                                                         6,782,065
------------------------------------------------------------------------------------------------------------------
Finance Companies -- 3.5%
 2,000,000 A+        American General Finance Corp., Sr. Notes, 5.875% due 7/15/01                       2,006,038
 2,009,097 NR        Asset Securitization Corp., 7.384% due 8/13/29                                      2,130,416
 2,790,000 AA-       Associates Corp. of North America, Sr. Notes, 5.750% due 10/15/03                   2,789,141
    95,000 BB-       Avis Group Holdings Inc., Guaranteed Sr. Sub. Exchange Notes, 11.000% due 5/1/09      103,075
    79,295 BBB       CoMed Financing I, 8.480% due 9/30/35                                               1,964,137
 2,525,000 A         Countrywide Home Loan., Medium-Term Notes, Series E, 7.200% due 10/30/06            2,581,257
   854,000 A         Ford Credit Co., 7.600% due 8/1/05                                                    890,105
 5,000,000 AAA       General Electric Capital Corp., Medium-Term Notes, Series A, 7.000% due 2/3/03      5,160,340
 5,111,000 A         General Motors Acceptance Corp., 7.500% due 7/15/05                                 5,311,080
                     GMAC Commercial Mortgage Securities Inc.:
   890,994 AAA        6.420% due 8/15/08                                                                   901,098
 2,892,073 AAA        7.724% due 12/15/09                                                                3,128,354
 2,500,000 AA-       International Lease Finance Corp., 5.950% due 6/1/01                                2,504,215
 1,156,000 AA-       Merrill Lynch & Co., Medium-Term Notes, Series B, 7.080% due 10/3/05                1,202,242
   360,459 AAA       Merrill Lynch Mortgage Investors, Inc., 6.950% due 6/18/29                            369,522
 1,166,000 AA        National Rural Utilities Coopertive Financing, 6.200% due 2/1/08                    1,154,030
    25,000 B         NationsRent Inc., Guaranteed Sr. Sub. Notes, 10.375% due 12/15/08                       9,375
                     Private Export Funding Corp.:
 1,000,000 AAA        Series AAA, 7.010% due 4/30/04                                                     1,052,144
 2,500,000 AAA        Series G, 6.670% due 9/15/09                                                       2,641,635
------------------------------------------------------------------------------------------------------------------
                                                                                                        35,898,204
------------------------------------------------------------------------------------------------------------------
Financial Conglomerates -- 0.2%
                     Amresco, Sr. Sub. Notes:
   600,000 Caa3*      Series 97-A, 10.000% due 3/15/04                                                     345,000
 2,265,000 Caa3*      Series 98-A, 9.875% due 3/15/05                                                    1,302,375
------------------------------------------------------------------------------------------------------------------
                                                                                                         1,647,375
------------------------------------------------------------------------------------------------------------------
Food Distributors -- 0.5%
                     Aurora Foods Inc., Sr. Sub. Notes, Series B:
   110,000 CCC+       9.875% due 2/15/07                                                                    76,450
   165,000 CCC+       8.750% due 7/1/08                                                                    108,075
   165,000 B         Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08                                     137,775
                     Fleming Cos., Inc., Guaranteed Sr. Sub. Notes, Series B:
   140,000 B          10.500% due 12/1/04                                                                  122,500
 1,155,000 B          10.625% due 7/31/07                                                                  892,238


                      See Notes to Financial Statements.



17    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001


  FACE
AMOUNT(c) RATING(d)                                    SECURITY                                       VALUE

---------------------------------------------------------------------------------------------------------------
Food Distributors -- 0.5% (continued)
2,400,000 A+        Grand Metropolitian Investment Corp., 8.625% due 8/15/01                       $  2,439,024
  885,000 B         SC International Services Inc., Series B, 9.250% due 9/1/07                         871,725
---------------------------------------------------------------------------------------------------------------
                                                                                                      4,647,787
---------------------------------------------------------------------------------------------------------------
Foods: Meat/Fish/Dairy -- 0.2%
2,265,000 BBB+      Conagra Foods Inc., Sr. Notes, 5.500% due 10/15/02                                2,272,762
---------------------------------------------------------------------------------------------------------------
Forest Products -- 0.0%
  270,000 CCC+      Ainsworth Lumber Ltd., Sr. Notes, 12.500% due 7/15/07                               224,100
---------------------------------------------------------------------------------------------------------------
Gas Distributors -- 0.1%
  642,000 BBB       Coastal Corp., 7.750% due 6/15/10                                                   689,228
---------------------------------------------------------------------------------------------------------------
Home Furnishings -- 0.1%
  560,000 B         Falcon Products Inc., Guaranteed Sr. Sub. Notes, Series B, 11.375% due 6/15/09      523,600
  350,000 B3*       Remington Product Co., LLC, Sr. Sub. Notes, Series B, 11.000% due 5/15/06           309,750
---------------------------------------------------------------------------------------------------------------
                                                                                                        833,350
---------------------------------------------------------------------------------------------------------------
Home Improvement Chains -- 0.3%
2,500,000 AA        Home Depot Inc., Sr. Notes, 6.500% due 9/15/04                                    2,568,953
---------------------------------------------------------------------------------------------------------------
Homebuilding -- 0.2%
  365,000 BB        D.R. Horton Inc., Guaranteed Sr. Notes, 8.000% due 2/1/09                           359,525
  795,000 BB+       Lennar Corp., Sr. Notes, 9.950% due 5/1/10 (e)                                      850,650
  370,000 BB        Ryland Group Inc., Sr. Notes, 9.750% due 9/1/10                                     382,950
                    Standard-Pacific Corp., Sr. Notes:
  510,000 BB         8.500% due 4/1/09                                                                  487,688
  295,000 BB         9.500% due 9/15/10                                                                 305,325
---------------------------------------------------------------------------------------------------------------
                                                                                                      2,386,138
---------------------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.1%
    6,400 Ba3*      Fresenius Medical Care Capital Trust 1, Guaranteed Trust Preferred Securities,
                      9.000% due 12/1/06                                                                648,000
  580,000 B-        Magellan Health Services, Sr. Sub. Notes, 9.000% due 2/15/08                        519,100
---------------------------------------------------------------------------------------------------------------
                                                                                                      1,167,100
---------------------------------------------------------------------------------------------------------------
Hotels/Resorts -- 0.6%
2,500,000 A         Carnival Corp., 6.150% due 4/15/08                                                2,365,620
1,915,000 Ba3*      Courtyard by Marriott, Sr. Notes, Series B, 10.750% due 2/1/08                    1,950,906
  340,000 B2*       Extended Stay America, Sr. Sub. Notes, 9.150% due 3/15/08                           328,100
   50,000 BB        HMH Properties, Inc., Sr. Notes, Series C, 8.450% due 12/1/08                        50,250
                    Intrawest Corp., Sr. Notes:
  555,000 B+         9.750% due 8/15/08                                                                 574,425
1,040,000 B+         10.500% due 2/1/10                                                               1,102,400
---------------------------------------------------------------------------------------------------------------
                                                                                                      6,371,701
---------------------------------------------------------------------------------------------------------------
Household/Personal Care -- 0.5%
5,000,000 AA        Procter & Gamble Co., 6.875% due 9/15/09                                          5,297,705
---------------------------------------------------------------------------------------------------------------
Industrial Conglomerates -- 0.4%
3,000,000 A+        United Technologies Corp., 8.875% due 11/15/19                                    3,601,884
---------------------------------------------------------------------------------------------------------------
Industrial Machinery -- 0.5%
2,500,000 A+        Deere & Co., 6.550% due 7/15/04                                                   2,560,843
  525,000 B         Flowserve Corp., Guaranteed Sr. Sub. Notes, 12.250% due 8/15/10                     553,875
2,000,000 AA-       Illinois Tool Works, 5.750% due 3/1/09                                            1,931,024
---------------------------------------------------------------------------------------------------------------
                                                                                                      5,045,742
---------------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



18    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001


  FACE
AMOUNT(c) RATING(d)                                     SECURITY                                        VALUE

-----------------------------------------------------------------------------------------------------------------
Industrial Specialties -- 0.3%
3,192,000 A-        Tyco International Group SA, 6.875% due 9/5/02                                   $  3,237,093
-----------------------------------------------------------------------------------------------------------------
Internet Services -- 0.2%
  505,000 Caa3*     Cybernet Internet Services, Sr. Notes, 14.000% due 7/1/09                             148,975
                    Exodus Communications, Sr. Notes:
  275,000 B          10.750% due 12/15/09                                                                 261,250
1,455,000 B          11.625% due 7/15/10                                                                1,440,450
  710,000 CCC+      Rhythms NetConnections, Sr. Discount Notes, Series B, step bond to yield 23.001%
                     due 5/15/08                                                                          117,150
1,225,000 CCC+      Wam!Net Inc., Series B, step bond to yield 13.724% due 3/1/05                         496,125
-----------------------------------------------------------------------------------------------------------------
                                                                                                        2,463,950
-----------------------------------------------------------------------------------------------------------------
Investment Bankers/Brokers/Services -- 0.5%
                    Donaldson, Lufkin & Jenrette, Inc.:
2,500,000 AA-        Medium-Term Notes, 6.170% due 7/15/03                                              2,516,215
1,073,000 AA-        Sr. Notes, 5.875% due 4/1/02                                                       1,072,421
1,479,000 AA-       Morgan Stanley Dean Witter & Co., Sr. Notes, 5.625% due 1/20/04                     1,469,943
-----------------------------------------------------------------------------------------------------------------
                                                                                                        5,058,579
-----------------------------------------------------------------------------------------------------------------
Life/Health Insurance -- 0.4%
1,070,000 BB-       Conseco Inc., Notes, 9.000% due 10/15/06                                              904,150
2,000,000 AA        Massachusetts Mutual Life Insurance Co., 7.625% due 11/15/23 (e)                    1,984,072
1,300,000 AAA       SunAmerica Inc., Medium-Term Notes, 6.580% due 1/15/02                              1,316,523
-----------------------------------------------------------------------------------------------------------------
                                                                                                        4,204,745
-----------------------------------------------------------------------------------------------------------------
Major Banks -- 0.2%
2,500,000 Aa3*      Bank of America Corp., Sub. Notes, 6.500% due 8/15/03                               2,531,333
-----------------------------------------------------------------------------------------------------------------
Major Telecommunications -- 0.3%
3,078,000 A2*       Qwest Corp., 7.625% due 6/9/03                                                      3,185,148
  395,000 B3*       USA Mobile Communications, Sr. Notes, 9.500% due 2/1/04                               159,975
-----------------------------------------------------------------------------------------------------------------
                                                                                                        3,345,123
-----------------------------------------------------------------------------------------------------------------
Marine Shipping -- 0.0%
  205,000 B-        Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09                                180,400
-----------------------------------------------------------------------------------------------------------------
Media Conglomerates -- 0.4%
2,500,000 BBB-      News America Holdings, 7.750% due 2/1/24                                            2,392,578
2,000,000 A-        Viacom Inc., 6.750% due 1/15/03                                                     2,033,986
-----------------------------------------------------------------------------------------------------------------
                                                                                                        4,426,564
-----------------------------------------------------------------------------------------------------------------
Medical Specialties -- 0.0%
  490,000 B-        Total Rental Care Holdings, Inc., Convertible, Sub. Notes, 7.000% due 5/15/09         430,588
-----------------------------------------------------------------------------------------------------------------
Medical/Nursing Services -- 0.0%
  295,000 BBB-      HealthSouth Corp., Sr. Notes, 6.875% due 6/15/05                                      285,230
-----------------------------------------------------------------------------------------------------------------
Miscellaneous -- 0.5%
  245,000 B+        Elizabeth Arden Inc., Sr. Secured Notes, 11.750% due 2/1/11 (e)                       256,025
1,008,417 AAA       J.P. Morgan Commercial Mortgage Finance Corp., 6.373% due 1/15/30                   1,022,188
  937,066 Aaa*      Morgan Stanley Capital 1 Inc., 6.440% due 11/15/02                                    945,360
1,607,444 AAA       Nomura Asset Securities Corp., 8.150% due 3/4/20                                    1,723,254
1,455,000 AA        Province of Ontario, Sr. Notes, 5.500% due 10/1/08                                  1,425,564
-----------------------------------------------------------------------------------------------------------------
                                                                                                        5,372,391
-----------------------------------------------------------------------------------------------------------------
Miscellaneous Commercial Services -- 0.0%
  750,000 B2*       Intertek Finance PLC, Guaranteed Sr. Sub. Notes, Series B, 10.250% due 11/1/06        491,250
-----------------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



19    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001


     FACE
   AMOUNT(c)    RATING(d)                                    SECURITY                                       VALUE

---------------------------------------------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 0.6%
    845,000     A3*       Cooper Tire & Rubber, Notes, 7.625% due 3/15/27                                $    647,779
 1,160,000/GBP/ B         Diamond Holdings, Guaranteed Notes, 10.000% due 2/1/08                            1,463,839
  2,500,000     Baa2*     FMC Corp., Medium-Term Notes, Series A, 7.000% due 5/15/08                        2,437,398
  1,500,000     B         Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due 12/1/07                     1,132,500
    115,000     B         Polymer Group Inc., Guaranteed Sr. Sub Notes, Series B, 9.000% due 7/1/07            86,250
---------------------------------------------------------------------------------------------------------------------
                                                                                                            5,767,766
---------------------------------------------------------------------------------------------------------------------
Movies/Entertainment -- 0.0%
    560,000     B         Six Flags Inc., Sr. Discount Notes, step bond to yield 11.431% due 4/1/08           434,000
---------------------------------------------------------------------------------------------------------------------
Multi-Line Insurance -- 0.1%
  1,000,000     A+        St. Paul Cos., Inc., Sr. Notes, 7.875% due 4/15/05                                1,065,431
---------------------------------------------------------------------------------------------------------------------
Oil/Gas Transmission -- 0.2%
  1,500,000     BBB+      Enron Corp., 6.450% due 11/15/01                                                  1,508,052
    400,000     BB-       Leviathan Gas Pipelines Partners, Sr. Sub. Notes, Series B, 10.375% due 6/1/09      424,000
---------------------------------------------------------------------------------------------------------------------
                                                                                                            1,932,052
---------------------------------------------------------------------------------------------------------------------
Oil and Gas Production -- 0.7%
    635,000     B1*       Belco Oil & Gas Corp., Sr. Sub Notes, Series B, 8.875% due 9/15/07                  609,600
    300,000     Caa3*     Belden & Blake Corp., Guaranteed Sr. Sub. Notes, Series B, 9.875% due 6/15/07       258,000
    350,000     B1*       Coda Energy Inc., Series B, 10.500% due 4/1/06                                      353,500
  1,115,000     B+        Forest Oil Corp., Guaranteed Sr. Sub. Notes, 10.500% due 1/15/06                  1,176,325
    775,000     B         Magnum Hunter Resources Inc., Guaranteed Sr. Notes, 10.000% due 6/1/07              778,875
  1,110,000     B+        Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.500% due 6/1/08                     1,115,550
                          Plains Resources Inc., Sr. Sub. Notes:
    425,000     B2*        10.250% due 3/15/06 (e)                                                            429,250
    455,000     B2*        Series B, 10.250% due 3/15/06                                                      459,550
    505,000     B-        Range Resources Corp., Guaranteed Sr. Sub. Notes, 8.750% due 1/15/07                494,900
  1,000,000     A-        R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06                                  1,235,000
    135,000     BB-       Vintage Petroleum, Sr. Sub. Notes, 9.750% due 6/30/09                               146,475
---------------------------------------------------------------------------------------------------------------------
                                                                                                            7,057,025
---------------------------------------------------------------------------------------------------------------------
Oil Refining/Marketing -- 0.5%
  5,000,000     AA        Chevron Corp., 6.625% due 10/1/04                                                 5,182,570
     25,000     BB-       Clark Oil & Refining Corp., Sr. Notes, 9.500% due 9/15/04                            20,000
---------------------------------------------------------------------------------------------------------------------
                                                                                                            5,202,570
---------------------------------------------------------------------------------------------------------------------
Oilfield Services/Equipment -- 0.1%
    515,000     BB        Geophysique SA, Sr. Notes, 10.625% due 11/15/07 (e)                                 543,325
---------------------------------------------------------------------------------------------------------------------
Other Transportation -- 0.8%
  2,500,000     BBB       FedEx Corp., 9.650% due 6/15/12                                                   2,930,415
  5,000,000     AAA       United Parcel Service, 8.375% due 4/1/30                                          5,729,940
---------------------------------------------------------------------------------------------------------------------
                                                                                                            8,660,355
---------------------------------------------------------------------------------------------------------------------
Pharmaceuticals: Generic -- 0.1%
    695,000     BB        ICN Pharmaceuticals Inc., Sr. Notes, Series B, 9.250% due 8/15/05                   705,425
---------------------------------------------------------------------------------------------------------------------
Pharmaceuticals: Major -- 1.2%
  5,000,000     AAA       Johnson & Johnson, 6.950% due 9/1/29                                              5,267,730
  5,000,000     AAA       Pfizer Inc., 5.625% due 2/1/06                                                    5,034,545
  2,500,000     AA+       Zeneca Wilmington Inc., 7.000% due 11/15/23                                       2,534,513
---------------------------------------------------------------------------------------------------------------------
                                                                                                           12,836,788
---------------------------------------------------------------------------------------------------------------------
Pharmaceuticals: Other -- 0.0%
    305,000     B+        King Pharmaceuticals Inc., Guaranteed Sr. Sub. Notes, 10.750% due 2/15/09           324,825
---------------------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



20    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001


     FACE
   AMOUNT(c)    RATING(d)                                       SECURITY                                          VALUE

---------------------------------------------------------------------------------------------------------------------------
Publishing: Newspapers -- 0.1%
    485,000     B+        Garden State Newspapers Inc., Sr. Sub. Notes, 8.625% due 7/1/11                      $    451,656
---------------------------------------------------------------------------------------------------------------------------
Pulp and Paper -- 0.2%
    560,000     BBB       Repap New Brunswick, Sr. Notes, 10.625% due 4/15/05                                       583,800
                          Riverwood International Corp.:
    575,000     B-         Guaranteed Sr. Notes, 10.625% due 8/1/07                                                 602,313
    805,000     CCC+       Guaranteed Sr. Sub. Notes, 10.875% due 4/1/08                                            796,950
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,983,063
---------------------------------------------------------------------------------------------------------------------------
Railroads -- 0.8%
  2,500,000     BBB       CSX Corp., 7.250% due 5/1/04                                                            2,569,415
  3,000,000     Baa1*     Norfolk Southern Corp., 7.875% due 2/15/04                                              3,148,152
  2,000,000     BBB-      Union Pacific Co., 7.875% due 2/15/02                                                   2,040,360
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  7,757,927
---------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trust -- 0.1%
    190,000     BB        Felcor Lodging LP, Notes, 9.500% due 9/15/08                                              195,463
    355,000     BB        Felcor Suites LP, Guaranteed Redeemable Sr. Notes, 7.375% due 10/1/04                     337,616
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    533,079
---------------------------------------------------------------------------------------------------------------------------
Savings Banks -- 0.1%
  1,250,000     B2*       Ocwen Capital Trust 1, Guaranteed Capital Securities, 10.875% due 8/1/27                  762,500
---------------------------------------------------------------------------------------------------------------------------
Semiconductors -- 0.3%
  1,925,000     B         Fairchild Semiconductor International Inc., Sr. Sub. Notes, 10.125% due 3/15/07         1,929,813
  1,005,000     B         SCG Holding Corp./Semiconductor Components Industries, Guaranteed Sr. Sub. Notes,
                            12.000% due 8/1/09                                                                      934,650
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2,864,463
---------------------------------------------------------------------------------------------------------------------------
Specialty Stores -- 0.5%
    345,000     B-        Advance Stores Co., Inc., Sr. Sub. Notes, Series B, 10.250% due 4/15/08                   291,525
  5,000,000     A         Costco Wholesale Corp., Sr. Notes, 7.125% due 6/15/05                                   5,123,180
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  5,414,705
---------------------------------------------------------------------------------------------------------------------------
Specialty Telecommunications - Other -- 2.0%
    710,000     Ca*       Call-Net Enterprises Inc., Sr. Notes, 9.375% due 5/15/09                                  266,250
   460,000/EUR/ B         Flag Telecom Holdings Ltd., Sr. Notes, 11.625% due 3/30/10 (e)                            397,822
    785,000     B-        Focal Communications Corp., Sr. Discount Notes, Series B, step bond to yield 13.158%
                            due 2/15/08                                                                             494,550
    455,000     B-        GT Group Telecom, Sr. Discount Notes, step bond to yield 16.565% due 2/1/10               227,500
                          Hermes Europe Railtel BV, Sr. Notes:
  1,350,000     CCC+       11.500% due 8/15/07                                                                      627,750
    985,000     CCC+       10.375% due 1/15/09                                                                      458,025
                          ITC Deltacom Inc., Sr. Notes:
     80,000     B+         11.000% due 6/1/07                                                                        69,200
    470,000     B+         9.750% due 11/15/08                                                                      383,050
 1,000,000/EUR/ CCC+      Jazztel PLC, Sr. Notes, 13.250% due 12/15/09                                              762,540
                          Level 3 Communications Inc.:
  2,750,000     B          Sr. Discount Notes, step bond to yield 12.875% due 3/15/10                             1,581,250
 1,700,000/EUR/ B          Sr. Notes, 11.250% due 3/15/10 (e)                                                     1,470,214
    535,000     CCC+      Madison River Capital LLC, Sr. Notes, 13.250% due 3/1/10                                  393,225
                          McLeod USA, Inc., Sr. Notes:
  1,090,000     B+         11.375% due 1/1/09                                                                     1,160,850
    265,000     B+         8.125% due 2/15/09                                                                       245,788


                      See Notes to Financial Statements.



21    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001


     FACE
   AMOUNT(c)    RATING(d)                                       SECURITY                                          VALUE

---------------------------------------------------------------------------------------------------------------------------
Specialty Telecommunications - Other  -- 2.0% (continued)
    130,000     B-        MGC Communications Inc., Sr. Notes, 13.000% due 4/1/10                               $     74,750
 1,350,000/CAD/ B-        Microcell Telecommunications, Inc., Sr. Discount Notes, Series B, step bond to yield
                            21.095% due 10/15/07                                                                    665,317
    595,000     B         NTL Inc., Sr. Notes, Series B, 11.500% due 2/1/06                                         568,225
                          Nextlink Communications:
  2,030,000     B          Sr. Discount Notes, step bond to yield 12.053% due 6/1/09                              1,167,250
  2,400,000     B          Sr. Notes, 12.500% due 4/15/06                                                         2,364,000
    710,000     B-        Tele1 Europe B.V., Sr. Notes, 13.000% due 5/15/09                                         706,450
  2,500,000     A-        Telephone and Data Systems Inc., 7.000% due 8/1/06                                      2,545,068
                          Time Warner Telecom Inc., Sr. Notes:
    530,000     B2*        9.750% due 7/15/08                                                                       537,950
    555,000     B2*        10.125% due 2/1/11                                                                       570,263
                          Versatel Telecom International NV:
 1,400,000/EUR/ B-         Convertible Notes, 4.000% due 3/30/05                                                    895,054
  1,655,000     B-         Sr. Notes, 13.250% due 5/15/08                                                         1,348,825
  1,665,000     B-        Viatel Inc., Sr. Discount Notes, step bond to yield 15.581% due 4/15/08                   233,100
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 20,214,266
---------------------------------------------------------------------------------------------------------------------------
Steel -- 0.1%
    425,000     B+        WCI Steel Inc., Sr. Notes, Series B, 10.000% due 12/1/04                                  329,375
    490,000     B-        WHX Corp., Sr. Notes, 10.500% due 4/15/05                                                 320,950
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    650,325
---------------------------------------------------------------------------------------------------------------------------
Telephone and Cellular -- 0.4%
  1,320,000     A-        MCI Communications Corp., Sr. Notes, 6.500% due 4/15/10                                 1,270,320
  2,000,000     BBB+      Sprint Capital Corp., 7.125% due 1/30/06                                                2,017,706
  1,580,000     B-        World Access Inc., Sr. Notes, 13.250% due 1/15/08                                       1,082,300
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  4,370,326
---------------------------------------------------------------------------------------------------------------------------
Textiles -- 0.1%
  1,745,000     BB-       Westpoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05                                   1,361,100
---------------------------------------------------------------------------------------------------------------------------
Tobacco -- 0.0%
    475,000     BB        Standard Commercial Tobacco Co., Guaranteed Sr. Notes, 8.875% due 8/1/05                  415,625
---------------------------------------------------------------------------------------------------------------------------
Trucks/Construction/Farm Machinery -- 0.0%
    225,000     B         Columbus McKinnon Corp., Guaranteed Sr. Sub. Notes, 8.500% due 4/1/08                     192,375
---------------------------------------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.1%
    505,000     B         Buhrmann U.S., Guaranteed Sr. Sub. Notes, 12.250% due 11/1/09                             527,725
---------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 1.8%
  1,315,000     Caa1*     Airgate PCS, Inc., Sr. Sub. Notes, step bond to yield 16.049% due 10/1/09                 848,175
    320,000     Caa1*     Alamosa PCS Holdings Inc., step bond to yield 12.726% due 2/15/10                         179,200
    690,000     B         American Tower Corp., Sr. Notes, 9.375% due 2/1/09 (e)                                    701,213
  2,500,000     A+        AT&T Capital Corp., Medium-Term Notes, Series F, 6.250% due 5/15/01                     2,505,730
  1,355,000     B-        Centennial Cellular Corp., Sr. Sub. Notes, 10.750% due 12/15/08                         1,371,938
  1,475,000     B         Crown Castle International Corp., Sr. Notes, 10.750% due 8/1/11                         1,585,625
    505,000     B3*       Dobson/Sygnet Communications, Sr. Notes, 12.250% due 12/15/08                             536,563
    485,000     Caa1*     IWO Holdings Inc., Sr. Notes, 14.000% due 1/15/11 (e)(h)                                  485,000
  1,615,000     B-        Millicom International Cellular, S.A., Sr. Discount Notes, step bond to yield
                            14.738% due 6/1/06                                                                    1,413,125
    900,000     B-        McCaw International Ltd., Sr. Discount Notes, step bond to yield 18.632% due 4/15/07      616,500


                      See Notes to Financial Statements.



22    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001


   FACE
 AMOUNT(c)  RATING(d)                                       SECURITY                                           VALUE

-----------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 1.8% (continued)
                      Nextel Communications:
                       Sr. Discount Notes:
    240,000 B1*          Step bond yield 14.551% due 9/15/07                                                $    203,400
  1,635,000 B1*          Step bond yield 10.743% due 2/15/08                                                   1,271,213
    265,000 B1*        Sr. Notes, 9.375% due 11/15/09                                                            263,013
    495,000 B-        Spectrasite Holdings Inc., Sr. Discount Notes, step bond to yield 11.250% due 4/15/09      315,563
    725,000 B3*       Telecorp PCS Inc., Sr. Sub. Notes, 10.625% due 7/15/10 (e)                                 766,688
                      Telesystems International Wireless Inc., Sr. Discount Notes:
    565,000 CCC+       Series B, step bond to yield 14.974% due 6/30/07                                          269,081
  1,080,000 CCC+       Series C, step bond to yield 12.706% due 11/1/07                                          427,950
    695,000 B3*       Triton PCS, Inc., Sr. Sub. Notes, 10.375% due 1/15/11 (e)                                  707,163
    615,000 CCC+      U.S. Unwired Inc., Series B, step bond to yield 13.550% due 11/1/09                        345,938
  1,140,000 A         Vodafone Group PLC, 7.750% due 2/15/10 (e)                                               1,224,031
                      Voicestream Wireless Co.:
    410,000 B2*        Sr. Discount Notes, step bond to yield 13.027% due 11/15/09                               325,950
    537,295 B2*        Sr. Notes, 10.375% due 11/15/09                                                           616,546
  1,100,000 NR         Term Loans, Series B, 9.660% due 2/25/09                                                1,093,125
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,072,730
-----------------------------------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $314,897,103)                                                                 309,570,172

-----------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATION -- 0.2%
  3,310,745 BB        Airplanes Pass Through Trust, 10.875% due 3/15/02 (Cost -- $3,593,209)                   2,441,707

-----------------------------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                                    SECURITY                                           VALUE

-----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 8.4%
U.S. Government Agencies -- 3.3%
$ 5,000,000           Federal Home Loan Mortgage Corp. (FHLMC), 5.750% due 7/15/03                             5,078,790
                      Federal National Mortgage Association (FNMA):
  5,000,000            4.625% due 10/15/01                                                                     4,984,220
     90,155            7.000% due 6/1/03                                                                          91,225
    149,610            7.000% due 7/1/03                                                                         151,387
  2,276,074            6.500% due 4/1/29                                                                       2,266,828
  2,982,911            6.500% due 5/1/29                                                                       2,970,793
  1,871,515            8.500% due 10/1/30                                                                      1,950,470
                      Government National Mortgage Association (GNMA):
  2,187,708            7.000% due 2/15/24                                                                      2,221,890
  4,527,641            8.000% due 2/15/30                                                                      4,684,694
  9,236,126            8.000% due 5/15/30                                                                      9,556,505
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                              33,956,802
-----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations -- 5.1%
                      U.S. Treasury Notes:
    794,000            6.500% due 5/31/01                                                                        797,968
  5,000,000            6.500% due 8/15/05                                                                      5,321,760
    804,000            6.875% due 5/15/06                                                                        875,010
  3,746,000            5.750% due 8/15/10                                                                      3,914,795


                      See Notes to Financial Statements.



23    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001



    FACE
   AMOUNT                          SECURITY                           VALUE

--------------------------------------------------------------------------------
U.S. Treasury Obligations -- 5.1% (continued)
             U.S. Treasury Bonds:
$  8,000,000  7.250% due 5/15/16                                   $ 9,380,816
     642,000  8.125% due 8/15/19                                       826,557
   2,500,000  7.875% due 2/15/21                                     3,169,023
   1,000,000  6.250% due 8/15/23                                     1,077,662
   2,548,005  3.625% due 4/15/28                                     2,555,173
   2,109,964  3.875% due 4/15/29                                     2,210,189
  10,772,000  6.125% due 8/15/29                                    11,627,017
  10,000,000  6.250% due 5/15/30                                    11,042,190
--------------------------------------------------------------------------------
                                                                    52,798,160
--------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
             (Cost -- $85,127,809)                                  86,754,962

--------------------------------------------------------------------------------

   SHARES                          SECURITY                           VALUE

--------------------------------------------------------------------------------
WARRANTS (a) -- 0.1%
Cable Television -- 0.0%
         260 Cable Satisfaction International, Inc., Expire 3/1/05       2,763
--------------------------------------------------------------------------------
Commerical Printing/Forms -- 0.0%
         505 Merrill Corp., Expire 5/1/09                                   51
--------------------------------------------------------------------------------
Consumer Specialties -- 0.0%
          65 Jostens Inc., Expire 5/1/10                                 1,308
--------------------------------------------------------------------------------
Containers /Packaging -- 0.0%
          47 SF Holding Group Inc., Class C Shares (e)                       1
--------------------------------------------------------------------------------
Internet Software/Services -- 0.1%
         505 Cybernet Internet Service, Expire 7/1/09 (e)                2,020
       1,950 SplitRock Service, Expire 7/15/08                         334,669
       5,490 Wam!Net, Inc., Expire 3/1/05                               63,821
--------------------------------------------------------------------------------
                                                                       400,510
--------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
         455 GT Group Telecom Inc., Expire 2/1/10 (e)                   25,821
--------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
         995 Airgate PCS Inc., Expire 10/1/09                           64,675
--------------------------------------------------------------------------------
             TOTAL WARRANTS
             (Cost -- $315,362)                                        495,129

--------------------------------------------------------------------------------


                      See Notes to Financial Statements.



24    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)               January 31, 2001


   FACE
  AMOUNT                                                 SECURITY                                                   VALUE

------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.5%
$15,145,000 Goldman, Sachs & Co., 5.630% due 2/1/01; Proceeds at maturity -- $15,147,369;
              (Fully collateralized by U.S. Treasury Bonds and Notes, 5.500% to 13.750% due 5/15/01 to 2/15/26;
              (Market value -- $15,447,909) (Cost -- $15,145,000)                                               $   15,145,000

------------------------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $872,748,393**)                                                                            $1,028,222,102

------------------------------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c) Face amount in U.S. dollars unless otherwise indicated.
(d) All ratings are by Standard & Poor's Ratings Service with the exception of those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f) Security is in default.
(g) All or a portion of this security is on loan (See Note 5).
(h) Security issued with attached warrants.
** Aggregate cost for Federal income tax purposes is substantially the same.

  Currency abbreviations used in this schedule:
  CAD -- Canadian Dollar
  GBP -- British Pound
  EUR -- Euro

 See page 26 for a definition of bond ratings.


                      See Notes to Financial Statements.



25    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Bond Ratings (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA          -- Bonds rated "AAA" have the highest rating assigned by Standard
                & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA           -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A            -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB          -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and
CCC          -- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa          -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa           -- Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A            -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa          -- Bonds rated "Baa" are considered to be medium grade
                obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.


 26   Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

Ba           -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B            -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa          -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca           -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR           -- Indicates that the bond is not rated by Standard & Poor's or
                Moody's.


 27   Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Statement of Assets and Liabilities (unaudited)               January 31, 2001


ASSETS:
   Investments, at value (Cost -- $872,748,393)                                     $1,028,222,102
   Dividends and interest receivable                                                     8,324,291
   Receivable for securities sold                                                        4,410,647
   Receivable for Fund shares sold                                                         663,082
   Collateral for securities on loan (Note 5)                                              275,000
   Receivable for open forward foreign currency contracts (Note 8)                          21,322
   Other assets                                                                            387,229

---------------------------------------------------------------------------------------------------
   Total Assets                                                                      1,042,303,673

---------------------------------------------------------------------------------------------------

LIABILITIES:
   Payable for securities purchased                                                      6,317,808
   Payable to bank                                                                       2,851,213
   Investment advisory fees payable                                                        376,708
   Payable for Fund shares purchased                                                       280,376
   Payable for securities on loan (Note 5)                                                 275,000
   Administration fees payable                                                             167,122
   Distribution fees payable                                                               139,836
   Payable for open forward foreign currency contracts (Note 8)                             69,985
   Accrued expenses                                                                        406,959

---------------------------------------------------------------------------------------------------
   Total Liabilities                                                                    10,885,007

---------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $1,031,418,666

---------------------------------------------------------------------------------------------------

NET ASSETS:
   Par value of shares of beneficial interest                                       $       71,451
   Capital paid in excess of par value                                                 920,281,272
   Undistributed net investment income                                                   2,920,854
   Accumulated net realized loss from security transactions and foreign currencies     (47,279,957)
   Net unrealized appreciation of investments and foreign currencies                   155,425,046

---------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $1,031,418,666

---------------------------------------------------------------------------------------------------

Shares Outstanding:
   Class A                                                                              53,190,785
--------------------------------------------------------------------------------------------------
   Class B                                                                              16,451,223
--------------------------------------------------------------------------------------------------
   Class L                                                                               1,446,458
--------------------------------------------------------------------------------------------------
   Class O                                                                                 362,798
--------------------------------------------------------------------------------------------------

Net Asset Value:
   Class A (and redemption price)                                                           $14.45
--------------------------------------------------------------------------------------------------
   Class B *                                                                                $14.39
--------------------------------------------------------------------------------------------------
   Class L **                                                                               $14.40
--------------------------------------------------------------------------------------------------
   Class O **                                                                               $14.40
--------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)                        $15.21
--------------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                $        14.55

---------------------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.



28    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Statement of Operations (unaudited)  For the Six Months Ended January 31, 2001


INVESTMENT INCOME:
   Interest                                                     $ 15,661,096
   Dividends                                                       2,497,643
   Less: Foreign withholding tax                                      (8,493)

-----------------------------------------------------------------------------
   Total Investment Income                                        18,150,246

-----------------------------------------------------------------------------

EXPENSES:
   Investment advisory fees (Note 2)                               2,140,333
   Distribution fees (Note 2)                                      1,976,302
   Administration fees (Note 2)                                      951,259
   Shareholder and system servicing fees                             375,544
   Shareholder communications                                         37,366
   Custody                                                            20,381
   Audit and legal                                                    15,036
   Pricing service fees                                               11,805
   Trustees' fees                                                      7,144
   Other                                                               4,158

-----------------------------------------------------------------------------
   Total Expenses                                                  5,539,328

-----------------------------------------------------------------------------
Net Investment Income                                             12,610,918

-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 8):
   Realized Loss From:
     Security transactions (excluding short-term securities)     (47,194,119)
     Foreign currency transactions                                (2,886,707)

-----------------------------------------------------------------------------
   Net Realized Loss                                             (50,080,826)

-----------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Note 9)                 36,655,853

-----------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                   (13,424,973)

-----------------------------------------------------------------------------
Decrease in Net Assets From Operations                          $   (814,055)

-----------------------------------------------------------------------------


                      See Notes to Financial Statements.



29    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Statements of Changes in Net Assets


For the Six Months Ended January 31, 2001 (unaudited) and the Year Ended July 31, 2000

                                                                          2001            2000

---------------------------------------------------------------------------------------------------

OPERATIONS:
   Net investment income                                             $   12,610,918  $  23,895,387
   Net realized gain (loss)                                             (50,080,826)     3,817,271
   Increase in net unrealized appreciation                               36,655,853     56,135,709

---------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                       (814,055)    83,848,367

---------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                (14,315,512)   (21,444,516)
   Net realized gains                                                    (3,267,245)    (4,876,562)

---------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders            (17,582,757)   (26,321,078)

---------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                     124,482,394    200,221,022
   Net asset value of shares issued in connection with the transfer
     of the CitiFund Balanced Fund's net assets (Note 9)                169,016,191             --
   Net asset value of shares issued in connection with the transfer
     of the Citi Select 200 Fund's net assets (Note 9)                   41,146,344             --
   Net asset value of shares issued in connection with the transfer
     of the Citi Select 300 Fund's net assets (Note 9)                   74,130,533             --
   Net asset value of shares issued for reinvestment of dividends         9,963,393     21,356,539
   Cost of shares reacquired                                           (179,353,298)  (361,612,656)

---------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions       239,385,557   (140,035,095)

---------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                       220,988,745    (82,507,806)

NET ASSETS:
   Beginning of period                                                  810,429,921    892,937,727

---------------------------------------------------------------------------------------------------
   End of period*                                                    $1,031,418,666  $ 810,429,921

---------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                       $2,920,854     $7,512,155

---------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



30    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

The Smith Barney Balanced Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund, Smith Barney Exchange Reserve Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are recorded on the identified cost basis; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled. The Fund from time to time may also enter into options and/or futures contracts to hedge market risk.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the six months ended January 31, 2001, the Fund paid transfer agent fees of $331,986 to CFTC.


31    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the six months ended January 31, 2001, SSB and its affiliates received brokerage commissions of $4,675.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2001, SSB received sales charges of approximately $174,000 and $51,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

      Class B Class L

---------------------
CDSCs $65,000  $2,000

---------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets for each class, respectively. For the six months ended January 31, 2001, total Distribution Plan fees incurred were as follows:

        Distribution
         Plan Fees

--------------------
Class A   $  806,862
--------------------
Class B    1,062,607
--------------------
Class L       87,128
--------------------
Class O       19,705

--------------------

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the six months ended January 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases $312,763,408
----------------------
Sales      386,705,522

----------------------

At January 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation $185,905,388
Gross unrealized depreciation  (30,431,679)
-------------------------------------------
Net unrealized appreciation   $155,473,709

-------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.


32    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

At January 31, 2001, the Fund loaned securities having a value of $262,625 and holds the following collateral for loaned securities:

Security Description                                     Value

----------------------------------------------------------------
Time Deposits:
  Caisse Des Depots Et Consignations, 5.94% due 2/1/01  $ 27,301
  The Chase Manhattan Bank, 5.81% due 2/1/01              69,438
  Credit Suisse First Boston Corp., 5.81% due 2/1/01      75,480
  DG Bank, AG, 5.81% and 5.88% due 2/1/01                102,781
----------------------------------------------------------------
Total                                                   $275,000

----------------------------------------------------------------

Interest income earned by the Fund from securities loaned for the six months ended January 31, 2001 was $74,454.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 2001, the Fund held no purchased call or put option contracts.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any decrease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended January 31, 2001, the Fund did not enter into any written call or put option contracts.

7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At January 31, 2001, the Fund held no open futures contracts.


33    Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

8.  Forward Foreign Currency Contracts

At January 31, 2001, the Fund had forward foreign currency contracts open as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                            Local     Market   Settlement Unrealized
Foreign Currency                                          Currency    Value       Date    Gain (Loss)

-----------------------------------------------------------------------------------------------------
To Sell:
Euro                                                      1,593,538 $1,427,651    6/15/01    (59,466)
Canadian Dollar                                             975,375    640,291     6/8/01    (10,519)
British Pound                                             1,313,080  1,938,369    6/22/01     21,322
-----------------------------------------------------------------------------------------------------
Net Unrealized Loss on Forward Foreign Currency Contracts                                   $(48,663)

-----------------------------------------------------------------------------------------------------

9.  Transfer of Net Assets

On October 13, 2000, the Fund acquired the assets and certain liabilities of the CitiFund Balanced Fund ("CitiFund Balanced"), Citi Select 200 Fund ("Citi Select 200") and Citi Select 300 Fund ("Citi Select 300") pursuant to a plan of reorganization approved by CitiFund Balanced, Citi Select 200 and Citi Select 300 shareholders on October 2, 2000. Total shares issued by the Fund and the total net assets of CitiFund Balanced, Citi Select 200, Citi Select 300 and the Fund on the date of transfer were as follows:

                                       Total Net Assets
                                            of the
                        Shares Issued CitiFund Balanced,  Total Net Assets
                           by the     Citi Select 200 and      of the
      Acquired Funds        Fund        Citi Select 300         Fund

      --------------------------------------------------------------------
      CitiFund Balanced    11,775,201        $169,016,191     $769,422,403
      Citi Select 200       2,866,915          41,146,344      769,422,403
      Citi Select 300       5,167,287          74,130,533      769,422,403

      --------------------------------------------------------------------

The total net assets of CitiFund Balanced before acquisition included unrealized depreciation of $4,645,776, accumulated net realized loss of $4,129,676 and overdistributed net investment income of $224,968. The total net assets of the Citi Select 200 before acquisition included unrealized depreciation of $26,698,735, accumulated net realized loss of $5,100,335 and undistributed net investment income of $52,162. The total net assets of the Citi Select 300 before acquisition included unrealized depreciation of $8,341,894, accumulated net realized loss of $4,960,479 and overdistributed net investment income of $33,760. Total net assets of the Fund immediately after the transfer were $1,053,715,471. The transactions were structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

10. Shares of Beneficial Interest

At January 31, 2001, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, specifically related to the distribution of its share.

At January 31, 2001, total paid-in capital amounted to the following for each class:

                             Class A      Class B      Class L    Class O

     ----------------------------------------------------------------------
     Total Paid-in Capital $772,772,368 $121,780,675 $20,464,216 $5,335,464

     ----------------------------------------------------------------------


 34   Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                                                      Six Months Ended              Year Ended
                                                                      January 31, 2001             July 31, 2000
                                                                 -------------------------- ---------------------------
                                                                   Shares        Amount        Shares        Amount

-----------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                       7,235,915  $ 106,916,437   11,999,498  $ 172,718,361
Net asset value of shares issued in connection with the transfer
    of the CitiFund Balanced Fund's net assets                   11,667,392    167,493,611           --             --
Net asset value of shares issued in connection with the transfer
    of the Citi Select 200 Fund's net assets                      2,842,869     40,800,669           --             --
Net asset value of shares issued in connection with the transfer
    of the Citi Select 300 Fund's net assets                      5,125,765     73,534,188           --             --
Shares issued on reinvestment                                       540,545      7,661,740      687,541      9,884,487
Shares reacquired                                                (3,633,332)   (52,861,787)  (5,700,646)   (81,755,424)
-----------------------------------------------------------------------------------------------------------------------
Net Increase                                                     23,779,154  $ 343,544,858    6,986,393  $ 100,847,424

-----------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                         706,677  $  10,308,827    1,334,840  $  18,993,330
Net asset value of shares issued in connection with the transfer
    of the CitiFund Balanced Fund's net assets                      107,809      1,522,580           --             --
Net asset value of shares issued in connection with the transfer
    of the Citi Select 200 Fund's net assets                         24,046        345,675           --             --
Net asset value of shares issued in connection with the transfer
    of the Citi Select 300 Fund's net assets                         41,522        596,345           --             --
Shares issued on reinvestment                                       148,125      2,091,464      775,062     11,044,262
Shares reacquired                                                (8,494,780)  (124,982,211) (19,313,105)  (276,308,649)
-----------------------------------------------------------------------------------------------------------------------
Net Decrease                                                     (7,466,601) $(110,117,320) (17,203,203) $(246,271,057)

-----------------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                                         496,809  $   7,199,637      588,506  $   8,372,402
Shares issued on reinvestment                                        11,531        163,013       19,632        282,549
Shares reacquired                                                   (72,391)    (1,046,725)    (140,448)    (1,998,385)
-----------------------------------------------------------------------------------------------------------------------
Net Increase                                                        435,949  $   6,315,925      467,690  $   6,656,566

-----------------------------------------------------------------------------------------------------------------------
Class O
Shares sold                                                           3,849  $      57,493        9,574  $     136,929
Shares issued on reinvestment                                         3,336         47,176       10,158        145,241
Shares reacquired                                                   (32,412)      (462,575)    (109,393)    (1,550,198)
-----------------------------------------------------------------------------------------------------------------------
Net Decrease                                                        (25,227) $    (357,906)     (89,661) $  (1,268,028)

-----------------------------------------------------------------------------------------------------------------------


 35   Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

 Financial Highlights


For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class A Shares                           2001/(1)(2)/ 2000/(2)/ 1999/(2)/  1998    1997    1996

-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $14.83     $13.86    $16.52    $15.53  $14.51  $14.03

-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.21       0.45      0.45      0.70    0.80    0.83
 Net realized and unrealized gain (loss)    (0.30)      1.00      0.92      1.80    1.36    0.47

-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.09)      1.45      1.37      2.50    2.16    1.30

-------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.24)     (0.40)    (0.37)    (0.68)  (0.82)  (0.82)
 Net realized gains                         (0.05)     (0.08)    (3.66)    (0.83)  (0.32)    --

-------------------------------------------------------------------------------------------------
Total Distributions                         (0.29)     (0.48)    (4.03)    (1.51)  (1.14)  (0.82)

-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $14.45     $14.83    $13.86    $16.52  $15.53  $14.51

-------------------------------------------------------------------------------------------------
Total Return                              (0.63)%++    10.62%    12.27%    16.70%  15.48%   9.21%

-------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)         $769       $436      $310      $279    $248    $266

-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   0.99%+      1.04%     1.08%     1.05%   1.06%   1.04%
 Net investment income                      2.82+       3.10      3.26      4.29    5.29    5.55

-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        34%        43%       60%      110%     45%     58%

-------------------------------------------------------------------------------------------------

(1) For the six months ended January 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of total return for the year.
+ Annualized.


 36   Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class B Shares                           2001/(1)(2)/ 2000/(2)/ 1999/(2)/  1998    1997    1996

-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $14.78     $13.82    $16.49    $15.52  $14.51  $14.02

-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.16       0.37      0.38      0.62    0.73    0.77
 Net realized and unrealized gain (loss)    (0.29)      1.01      0.93      1.80    1.35    0.47

-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.13)      1.38      1.31      2.42    2.08    1.24

-------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.21)     (0.34)    (0.32)    (0.62)  (0.75)  (0.75)
 Net realized gains                         (0.05)     (0.08)    (3.66)    (0.83)  (0.32)    --

-------------------------------------------------------------------------------------------------
Total Distributions                         (0.26)     (0.42)    (3.98)    (1.45)  (1.07)  (0.75)

-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $14.39     $14.78    $13.82    $16.49  $15.52  $14.51

-------------------------------------------------------------------------------------------------
Total Return                              (0.93)%++    10.09%    11.78%    16.17%  14.88%   8.78%

-------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)         $237       $353      $568      $740    $951  $1,310

-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.52%+      1.55%     1.56%     1.52%   1.52%   1.55%
 Net investment income                      2.27+       2.60      2.81      3.87    4.85    5.13

-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        34%        43%       60%      110%     45%     58%

-------------------------------------------------------------------------------------------------

(1) For the six months ended January 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of total return for the year.
+ Annualized.



 37   Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class L Shares                           2001/(1)(2)/ 2000/(2)/ 1999/(2)/  1998/(3)/

------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $14.79     $13.83   $16.52      $17.14

------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.15       0.34     0.35        0.02
 Net realized and unrealized gain (loss)     (0.30)      1.01     0.91       (0.41)

------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (0.15)      1.35     1.26       (0.39)

------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.19)     (0.31)   (0.29)         --
 Net realized gains                          (0.05)     (0.08)   (3.66)      (0.23)

------------------------------------------------------------------------------------
Total Distributions                          (0.24)     (0.39)   (3.95)      (0.23)

------------------------------------------------------------------------------------
Net Asset Value, End of Period              $14.40     $14.79   $13.83      $16.52

------------------------------------------------------------------------------------
Total Return                               (1.05)%++     9.87%   11.43%    (2.28)%++

------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $20,832    $14,943   $7,508        $486

------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    1.71%+      1.80%    1.85%      1.74%+
 Net investment income                       2.08+       2.34     2.54       2.51+

------------------------------------------------------------------------------------
Portfolio Turnover Rate                         34%        43%      60%        110%

------------------------------------------------------------------------------------

(1) For the six months ended January 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period June 15, 1998 (inception) to July 31, 1998.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


 38   Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class O Shares                           2001/(1)(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)(3)/ 1997/(2)/   1996

---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $14.79     $13.83    $16.50       $15.53    $14.51     $14.02

---------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.18       0.37      0.39         0.64      0.73       0.77
 Net realized and unrealized gain (loss)    (0.31)      1.01      0.92         1.79      1.36       0.47

---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.13)      1.38      1.31         2.43      2.09       1.24

---------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.21)     (0.34)    (0.32)       (0.63)    (0.75)     (0.75)
 Net realized gains                         (0.05)     (0.08)    (3.66)       (0.83)    (0.32)        --

---------------------------------------------------------------------------------------------------------
Total Distributions                         (0.26)     (0.42)    (3.98)       (1.46)    (1.07)     (0.75)

---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $14.40     $14.79    $13.83       $16.50    $15.53     $14.51

---------------------------------------------------------------------------------------------------------
Total Return                              (0.89)%++    10.13%    11.79%       16.19%    15.01%      8.80%

---------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $5,225     $5,738    $6,606       $8,838    $9,381    $11,441

---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.39%+      1.53%     1.50%        1.48%     1.47%      1.50%
 Net investment income                      2.41+       2.62      2.83         3.89      4.89       5.19

---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        34%        43%       60%         110%       45%        58%

---------------------------------------------------------------------------------------------------------

(1) For the six months ended January 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class O shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


 39   Smith Barney Balanced Fund    |  2001 Semi-Annual Report to Shareholders

                     (This page intentionally left blank.)

                                 SMITH BARNEY
                                 BALANCED FUND



            TRUSTEES                    INVESTMENT ADVISER
            Lee Abraham                 SSB Citi Fund Management LLC
            Allan J. Bloostein
            Jane F. Dasher              DISTRIBUTOR
            Donald R. Foley             Salomon Smith Barney Inc.
            Richard E. Hanson, Jr.
            Paul Hardin                 CUSTODIAN
            Heath B. McLendon, Chairman PFPC Trust Company
            Roderick C. Rasmussen
            John P. Toolan              TRANSFER AGENT
                                        Citi Fiduciary Trust Company
            OFFICERS                    125 Broad Street, 11th Floor
            Heath B. McLendon           New York, New York 10004
            President and
            Chief Executive Officer     SUB-TRANSFER AGENT
                                        PFPC Global Fund Services
            Lewis E. Daidone            P.O. Box 9699
            Senior Vice President and   Providence, Rhode Island
            Treasurer                   02940-9699

            John C. Bianchi, CFA
            Vice President and
            Investment Officer

            James E. Conroy
            Vice President and
            Investment Officer

            Charles P. Graves III, CFA
            Vice President and
            Investment Officer

            Paul A. Brook
            Controller

            Christina T. Sydor
            Secretary

   Smith Barney Balanced Fund




 This report is submitted for the general information of the shareholders of Smith Barney Income Funds --Smith Barney Balanced Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY BALANCED FUND
 Smith Barney Mutual Funds
 388 Greenwich Street, MF-2
 New York, New York 10013

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


 [LOGO OF SALOMON SMITH BARNEY]


 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD2175 3/01

                                  SMITH BARNEY

                                HIGH INCOME FUND

             CLASSIC SERIES | SEMI-ANNUAL REPORT | JANUARY 31, 2001

                       [LOGO OF SMITH BARNEY MUTUAL FUNDS]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

[PHOTO]
JOHN C. BIANCHI
PORTFOLIO MANAGER

[GRAPHIC]
Classic Series

Semi-Annual Report . January 31, 2001

SMITH BARNEY
HIGH INCOME FUND

JOHN C. BIANCHI, CFA

John Bianchi has more than 23 years of securities business experience and has been managing the Fund since 1990.

Education: BA from Seton Hall University; MBA in Finance from Fairleigh Dickinson University

FUND OBJECTIVE

The Fund seeks high current income by investing primarily in high yield corporate bonds, debentures and notes. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies, or, if unrated, of similar credit quality.

FUND FACTS

FUND INCEPTION
-------------------
September 2, 1986

MANAGER TENURE
-------------------
11 Years

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
-------------------
23 Years

                   CLASS A  CLASS B  CLASS L
--------------------------------------------
NASDAQ              SHIAX    SHIBX    SHICX
--------------------------------------------
INCEPTION          11/6/92  9/2/86   8/24/94
--------------------------------------------

Average Annual Total Returns as of January 31, 2001



           Without Sales Charges(1)

                   Class A  Class B  Class L

Six-Month+         (1.28)%  (1.56)%  (1.63)%

One-Year           (2.14)   (2.68)   (2.70)

Five-Year           4.68     4.17     4.23

Ten-Year             N/A    10.37      N/A

Since Inception++   7.24     7.24     6.12


           With Sales Charges(2)

                 Class A   Class B  Class L

Six-Month+        (5.69)%  (5.76)%  (3.58)%

One-Year          (6.53)   (6.64)   (4.53)

Five-Year          3.73     4.04     4.03

Ten-Year            N/A    10.37      N/A

Since Inception++  6.65     7.24     5.96

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

  + Total return is not annualized, as it may not be representative of the total return for the year.

 ++ Inception dates for Class A, B and L shares are November 6, 1992, September 2, 1986 and August 24, 1994, respectively.

--------------------------------------------------------------------------------
What's Inside

A Message from the Chairman ...................................................1

Letter from the Portfolio Manager .............................................2

Historical Performance ........................................................5

Fund at a Glance ..............................................................8

Schedule of Investments .......................................................9

Statement of Assets and Liabilities ..........................................21

Statement of Operations ......................................................22

Statements of Changes in Net Assets ..........................................23

Notes to Financial Statements ................................................24

Financial Highlights .........................................................29

[LOGO OF SMITH BARNEY MUTUAL FUNDS]

Investment Products: Not FDIC Insured. Not Bank Guaranteed. May Lose Value

                           A MESSAGE FROM THE CHAIRMAN

                                     [PHOTO]
                                Heath B. McLendon
                                    Chairman

The year 2001 has begun as a period of transition and consolidation for U.S. securities markets. The bond markets in particular have witnessed a dramatic change over the past year, reflecting a shift in Federal Reserve Board ("Fed") policy from monetary tightening to easing. The stock market's volatility continues to make headlines, and we have seen investors move more of their assets into bonds -- attracted by the potential of a steady stream of interest income.

In addition, many corporations continue to experience negative earnings pressure as business has slowed, inventories are being reduced and excess capacity weighs on margins. In January, the Fed reduced interest rates by cutting the federal funds rate ("fed funds rate")/1/ twice, for a total decrease of 1%. Even though recent economic indicators have hinted at a rising level of inflation, today's worsening financial environment would seem to suggest that the Fed may continue its course of easing interest rates. The problems that plagued a number of corporate bond issuers last year -- especially in the high yield sector -- would appear to us to be well on their way to being worked out. While there are no guarantees, we believe that all these factors may serve to build a framework that could well lead to improved profitability setting the stage for a possible recovery in the latter half of 2001.

The Smith Barney High Income Fund ("Fund") seeks high current income by investing primarily in high-yielding corporate bonds of U.S. and foreign issuers. The enhanced yield potential available by these types of securities can sometimes compensate for the higher level of volatility that these securities may experience./2/

Portfolio manager John Bianchi and his investment team attempt to minimize the risk of any individual security by diversifying the Fund's investments across a range of issues, industries and maturity dates. John carefully considers and compares the relative yields of various types of obligations and employs a forward-looking strategy seeking to identify companies deemed to exhibit favorable earnings prospects or issues that demonstrate a potential for higher ratings over time.

As the global economy strives to reach a new equilibrium, it has become more important than ever to choose an investment manager you trust. When you invest with Citigroup Asset Management, you have access to the experience and resources of one of the world's largest and most well respected financial institutions.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

February 27, 2001

----------
1 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

2 Please note that high-yielding bonds are rated below investment-grade and carry more risk than higher-rated securities and investments in foreign securities, especially emerging market investments, involve greater risks than U.S. investments. Also, the Fund is subject to fluctuations in share price as interest rates rise and fall and is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations.

1    Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney High Income Fund ("Fund") for the period ended January 31, 2001. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Performance Update

For the six months ended January 31, 2001, the Fund's Class A shares, without and with sales charges, returned a negative 1.28% and 5.69%, respectively. In comparison, the Salomon Smith Barney High Yield Market (7-10 year) Index ("SSB Index")/1/ and the Bear Stearns High Yield Market Index/2/ returned 0.79% and 0.55%, respectively, for the same period. Moreover, during the period, the Fund distributed income dividends totaling $0.49 per Class A share. Past performance is not indicative of future results.

Investment Objective

As previously noted, the Fund seeks high current income by investing primarily in high yield corporate bonds, debentures and notes./3/ These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies, or, if unrated, deemed by the manager to be of similar credit quality. The Fund will not, however, invest more than 10% of its assets in securities rated lower than B by both Moody's Investors Service, Inc. and Standard & Poor's Ratings Service, two major credit reporting agencies.

High-Yield Bond Market and Economic Overview

The high-yield bond market recovery accelerated in January 2001 as the Federal Reserve Board ("Fed") continued to lower short-term interest rates by 50 basis points/4/ at the January 2001 Federal Open Market Committee meeting ("FOMC")/5/ after having reduced them early in the month by an initial 50 basis points. The Fed aggressively cut both its federal funds rate ("fed funds rate")/6/ and discount rate/7/ by a total of 100 basis points in the month of January 2001. These are the official rates that the Fed uses to conduct U.S. monetary policy.

In 1990, we saw a similar turn of events with the Fed reducing interest rates to stem an economic slowdown. Unfortunately, we believe that the Fed moved too slowly in 1990 to prevent a recession from taking hold. Not surprisingly, the high-yield bond market has suffered similar price declines in 1999 and 2000 as compared to 1989 and 1990. Ten years ago, high-yield bond prices bottomed in November 1990 before staging a significant three-year recovery.

---------
1 The SSB Index is an unmanaged broad-based index of high-yield bonds with a remaining maturity of at least seven years, but less than ten years. Please note that an investor cannot invest directly in an index.

2 The Bear Stearns High Yield Market Index is an unmanaged broad-based index of high-yield bonds. Please note that an investor cannot invest directly in an index.

3 Please note that high-yielding bonds are rated below investment-grade and carry more risk than higher-rated securities. Also, the Fund is subject to fluctuations in share price as interest rates rise and fall and is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations.

4    A basis point is 0.01% or one one-hundredth of a percent.

5 The FOMC is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

6 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

7 The discount rate is the interest rate the Fed charges member banks for loans, using government securities or eligible paper as collateral.

2    Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

In our opinion, it now appears the bond market may be poised for a meaningful recovery in high-yield bond prices over the next two to three years, especially if the Fed follows through with its shift in monetary policy. In addition to the Fed's interest rate cuts, the new Bush Administration recently released its tax cut proposal that might be retroactive to the beginning of 2001. In our view, this legislation should also act as a support for the U.S. economy depending on how the tax cuts are altered by the U.S. Congress.

During 1990, the U.S. economy was suffering from an economic recession where the financial banking system was in significant disarray. The catalyst for the rebound in the high-yield bond market at that time was an easing of Fed monetary policy and the eventual recovery of the overall U.S. economy.

We think the common denominator between the high-yield bond market's recovery in 1990 and its potential recovery in 2001 is the shift in Fed monetary policy. By lowering short-term interest rates the Fed has, in effect, injected more liquidity into the financial system to stave off a severe recession. Based on the latest cuts in short-term interest rates, we think the Fed appears to be moving more aggressively this time given the significant vulnerability of the overall U.S. economy and the pressures facing the stock market.

In hindsight, we believe the high-yield bond market may have bottomed out in November 2000 and is now poised to perform solidly over the next 12 to 24 months. Even though default rates have not yet peaked, we have observed that the high-yield bond market tends to anticipate the eventual recovery in the U.S. economy by about six to nine months. In fact, the high-yield bond market began to recover in late 1990 about six months in advance of the peak in overall default rates in the first half of 1991. Moreover, since we expect high-yield bond default rates to peak in the first half of 2001, we believe the high-yield bond market most likely bottomed out at the end of 2000. (Of course, no guarantees can be given that these default rates have in fact peaked.)

The best performing segment of the domestic bond market in 2000 was long-term U.S. Treasuries given their "safe haven" status. The government buy-back of long term U.S. Treasuries also bolstered their performance even further last year. The lower to middle quality segments (i.e., Caa/CCC and B/B rated issues) of the high-yield bond market performed poorly in 2000 because of a combination of increased defaults among the lesser quality credits as well as new issue supply pressures in B/B rated issues earlier in the year.

High-Yield Bond Market Outlook

In our opinion, the high-yield bond market may be anticipating an economic recession in the U.S. While investor sentiment is extremely negative at this time, we think most of the bad news of slowing U.S. economic growth and corporate profits may have been already reflected in many high-yield bond prices. In addition, we see many high-yield bond issues that are most likely to default, currently trading at severely distressed prices.

We also believe that the Fed may continue to aggressively lower short-term interest rates over the next three to six months to stabilize the economy, so we expect a much improved high-yield bond market for the remainder of 2001. (Again, no assurances can be made that our expectations will come true.)

In our view, the economic slowdown has been causing downward earnings revisions among the more economically sensitive companies. As previously discussed, while default rates are poised to move higher over the next six months, the high-yield bond market has, for the most part, already discounted the potential increase in defaults. If one looks back to the last recession in 1990 and 1991, the high-yield bond market generated its strongest returns in 1991, the same year that default rates peaked. (Again, past performance is not predictive of future results.)

3    Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

In January 2001, as money flowed back into the high-yield bond market from opportunistic pension funds, insurance companies and individual investors adding to their high-yield bond mutual funds, the high-yield market has experienced one of its strongest rallies, rising over 6.50% in January alone.

In the near term, we will seek to continue to emphasize the less economically sensitive growth sectors in the Fund and we attempt to maintain a reasonable balance in overall credit quality. In addition, we will continue to carefully comb this volatile market to seek out new investment opportunities. Further out, as the economic slowdown takes shape, we will most likely add to our cyclical exposure in companies that we believe have the staying power to weather a recession. In addition, we will look to continue to invest in the deepest discount issues of what we deem to be the better quality companies in an effort to build as much upside price potential in the Fund that we can without taking on undue risk.

We remain highly positive on the high-yield bond market and we believe the long awaited recovery in this market should continue. (Of course, no guarantees can be made that this recovery will in fact go on.) Moreover, we would also expect to generally see a greater number of investors allocating more cash into the high-yield bond market over the next several months, which may help drive market performance.

Thank you for investing in the Smith Barney High Income Fund.

Sincerely,

/s/ John C. Bianchi
John C. Bianchi, CFA
Vice President and Investment Officer

February 27, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 9 through 19 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of January 31, 2001 and is subject to change.

4    Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Historical Performance -- Class A Shares

                          Net Asset Value
                        --------------------
                        Beginning     End       Income     Capital Gain     Return        Total
Period Ended            of Period  of Period   Dividends   Distributions   of Capital   Returns(1)
==================================================================================================
1/31/01                  $ 9.43     $ 8.80       $0.49        $0.00          $0.00        (1.28)%+
--------------------------------------------------------------------------------------------------
7/31/00                   10.30       9.43        0.96         0.00           0.00         0.93
--------------------------------------------------------------------------------------------------
7/31/99                   11.74      10.30        0.99         0.00           0.01        (3.65)
--------------------------------------------------------------------------------------------------
7/31/98                   11.82      11.74        1.09         0.00           0.00         8.85
--------------------------------------------------------------------------------------------------
7/31/97                   10.98      11.82        1.08         0.00           0.00        18.31
--------------------------------------------------------------------------------------------------
7/31/96                   11.10      10.98        1.08         0.00           0.00         8.95
--------------------------------------------------------------------------------------------------
7/31/95                   11.16      11.10        1.05         0.00           0.07        10.28
--------------------------------------------------------------------------------------------------
7/31/94                   12.01      11.16        1.12         0.00           0.00         2.11
--------------------------------------------------------------------------------------------------
Inception*-- 7/31/93      11.03      12.01        0.86         0.00           0.00        17.29+
==================================================================================================
  Total                                          $8.72        $0.00          $0.08
==================================================================================================

Historical Performance -- Class B Shares

                          Net Asset Value
                        --------------------
                        Beginning     End       Income      Capital Gain    Return        Total
Period Ended            of Period  of Period   Dividends    Distributions  of Capital   Returns(1)
==================================================================================================
1/31/01                  $ 9.44     $ 8.81      $ 0.47        $0.00          $0.00       (1.56)%+
--------------------------------------------------------------------------------------------------
7/31/00                   10.31       9.44        0.91         0.00           0.00        0.40
--------------------------------------------------------------------------------------------------
7/31/99                   11.75      10.31        0.94         0.00           0.01       (4.15)
--------------------------------------------------------------------------------------------------
7/31/98                   11.83      11.75        1.03         0.00           0.00        8.34
--------------------------------------------------------------------------------------------------
7/31/97                   10.99      11.83        1.02         0.00           0.00       17.72
--------------------------------------------------------------------------------------------------
7/31/96                   11.11      10.99        1.02         0.00           0.00        8.41
--------------------------------------------------------------------------------------------------
7/31/95                   11.16      11.11        0.99         0.00           0.07        9.77
--------------------------------------------------------------------------------------------------
7/31/94                   12.01      11.16        1.06         0.00           0.00        1.60
--------------------------------------------------------------------------------------------------
7/31/93                   11.15      12.01        1.10         0.00           0.00       18.55
--------------------------------------------------------------------------------------------------
7/31/92                   10.05      11.15        1.11         0.00           0.06       23.86
--------------------------------------------------------------------------------------------------
7/31/91                   10.59      10.05        1.27         0.00           0.02        8.82
==================================================================================================
 Total                                          $10.92        $0.00          $0.16
==================================================================================================

5    Smith Barney High Income Fund  |   2001 Semi-Annual Report to Shareholders

Historical Performance -- Class L Shares

                         Net Asset Value
                       --------------------
                       Beginning     End        Income      Capital Gain     Return       Total
Period Ended           of Period  of Period    Dividends    Distributions  of Capital   Returns(1)
==================================================================================================
1/31/01                 $ 9.46     $ 8.82        $0.47        $0.00          $0.00        (1.63)%+
--------------------------------------------------------------------------------------------------
7/31/00                  10.32       9.46         0.91         0.00           0.00         0.57
--------------------------------------------------------------------------------------------------
7/31/99                  11.76      10.32         0.94         0.00           0.01        (4.08)
--------------------------------------------------------------------------------------------------
7/31/98                  11.84      11.76         1.04         0.00           0.00         8.38
--------------------------------------------------------------------------------------------------
7/31/97                  11.00      11.84         1.03         0.00           0.00        17.77
--------------------------------------------------------------------------------------------------
7/31/96                  11.11      11.00         1.03         0.00           0.00         8.56
--------------------------------------------------------------------------------------------------
Inception*-- 7/31/95     10.90      11.11         0.90         0.00           0.07        11.50+
==================================================================================================
 Total                                           $6.32        $0.00          $0.08
==================================================================================================

Historical Performance -- Class Y Shares

                         Net Asset Value
                       --------------------
                       Beginning     End        Income      Capital Gain     Return       Total
Period Ended           of Period  of Period    Dividends    Distributions   of Capital  Returns(1)
==================================================================================================
1/31/01                $ 9.46     $ 8.82       $0.51          $0.00          $0.00        (1.21)%+
--------------------------------------------------------------------------------------------------
7/31/00                 10.33       9.46        0.99           0.00           0.00         1.29
--------------------------------------------------------------------------------------------------
7/31/99                 11.77      10.33        1.03           0.00           0.01        (3.33)
--------------------------------------------------------------------------------------------------
7/31/98                 11.84      11.77        1.11           0.00           0.00         9.18
--------------------------------------------------------------------------------------------------
7/31/97                 10.99      11.84        1.11           0.00           0.00        18.68
--------------------------------------------------------------------------------------------------
7/31/96                 11.10      10.99        0.92           0.00           0.00         9.32
--------------------------------------------------------------------------------------------------
Inception*-- 7/31/95    10.88      11.10        0.03           0.00           0.07         2.91+
==================================================================================================
  Total                                        $5.70          $0.00          $0.08
==================================================================================================

Historical Performance -- Class Z Shares

                       Net Asset Value
                     --------------------
                     Beginning     End        Income      Capital Gain      Return        Total
Period Ended         of Period  of Period    Dividends    Distributions    of Capital   Returns(1)
==================================================================================================
1/31/01                $ 8.93     $ 8.74        $0.39         $0.00           $0.00         2.58%+
--------------------------------------------------------------------------------------------------
7/31/00                 10.29       8.93         0.98          0.00            0.00        (3.88)
--------------------------------------------------------------------------------------------------
7/31/99                 11.74      10.29         1.02          0.00            0.01        (3.49)
--------------------------------------------------------------------------------------------------
7/31/98                 11.80      11.74         1.11          0.00            0.00         9.33
--------------------------------------------------------------------------------------------------
7/31/97                 10.99      11.80         1.11          0.00            0.00        18.29
--------------------------------------------------------------------------------------------------
7/31/96                 11.09      10.99         1.11          0.00            0.00         9.42
--------------------------------------------------------------------------------------------------
7/31/95                 11.16      11.09         1.08          0.00            0.07        10.55
--------------------------------------------------------------------------------------------------
7/31/94                 12.01      11.16         1.15          0.00            0.00         2.37
--------------------------------------------------------------------------------------------------
Inception*-- 7/31/93    11.03      12.01         0.88          0.00            0.00        17.47+
==================================================================================================
 Total                                          $8.83         $0.00           $0.08
==================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

6    Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Average Annual Total Returns

                                          Without Sales Charges/(1)/
                              -----------------------------------------------
                              Class A   Class B   Class L   Class Y   Class Z
================================================================================
Six Months Ended 1/31/01+     (1.28)%   (1.56)%   (1.63)%   (1.21)%    2.58%
Year Ended 1/31/01            (2.14)    (2.68)    (2.70)    (1.89)    (1.82)
Five Years Ended 1/31/01       4.68      4.17      4.23       N/A      4.65
Ten Years Ended 1/31/01         N/A     10.37       N/A       N/A       N/A
Inception* through 1/31/01     7.24      7.24      6.12      4.90      7.33
================================================================================
                                           With Sales Charges/(2)/
                              -----------------------------------------------
                              Class A   Class B   Class L   Class Y   Class Z
================================================================================
Six Months Ended 1/31/01+      (5.69)%  (5.76)%   (3.58)%   (1.21)%     2.58%
Year Ended 1/31/01             (6.53)   (6.64)    (4.53)    (1.89)     (1.82)
Five Years Ended 1/31/01        3.73     4.04      4.03       N/A       4.65
Ten Years Ended 1/31/01          N/A    10.37       N/A       N/A        N/A
Inception* through 1/31/01      6.65     7.24      5.96      4.90       7.33
================================================================================
Cumulative Total Returns

                                             Without Sales Charges/(1)/
================================================================================
Class A (Inception* through 1/31/01)                   77.88%
Class B (1/31/91 through 1/31/01)                     168.21
Class L (Inception* through 1/31/01)                   46.61
Class Y (Inception* through 1/31/01)                   26.95
Class Z (Inception* through 1/31/01)                   79.00
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC occurs. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

  + Total return is not annualized, as it may not be representative of the total return for the year.

 ++ Performance calculations for Class Y shares use February 5, 1996 as the inception date since all Class Y shares redeemed and new shares in Class Y were not purchased until February 5, 1996.

  * Inception dates for Class A, B, L, Y and Z shares are November 6, 1992, September 2, 1986, August 24, 1994, April 28, 1995 and November 6, 1992, respectively.

7   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Smith Barney High Income Fund at a Glance (unaudited)

Growth of $10,000 Invested in Class B Shares of the Smith Barney High Income Fund vs. Salomon Smith Barney High-Yield Market (7-10 year) Index+

                           January 1991--January 2001
                                     [GRAPH]

                                            Salomon Smith Barney
                   Smith Barney              High-Yield Market
                 High Income Fund            (7-10 year) Index
Jan\1991              10,000                      10,000
Jul\1991              12,404                       8,808
Jul\1992              15,488                      12,752
Jul\1993              18,361                      14,927
Jul\1994              18,655                      17,395
Jul\1995              20,477                      16,939
Jul\1996              22,199                      20,323
Jul\1997              26,134                      22,679
Jul\1998              28,314                      26,055
Jul\1999              27,139                      26,400
Jul\2000              27,246                      26,243
Jan\2001              26,821                      26,450


+ Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1991, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2001. The Salomon Smith Barney High-Yield Market (7-10 year) Index includes cash-pay and deferred-interest bonds with a remaining maturity of at least seven years, but less than ten years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
                            Industry Diversification*
--------------------------------------------------------------------------------

                                    [GRAPH]

 3.8%     Alternative Power Generation
12.1%     Cable Television
 4.6%     Casinos/Gambling
 3.5%     Containers/Packaging
 3.6%     Environmental Services
 2.6%     Foods/Food Distributions
 3.3%     Oil & Gas Production
 2.6%     Paper
11.6%     Telecommiunications
12.3%     Telephone - Cellular
40.0%     Other

--------------------------------------------------------------------------------
                             Investment Breakdown++
--------------------------------------------------------------------------------

                                    [GRAPH]

 0.5%     Perferred Stock, Common Stock and Warrents
 5.3%     Repurchase Agreement
94.2%     Corporate Bonds and Notes

* As a percentage of total corporate bonds and notes. These holdings are as of January 31, 2001 and are subject to change.

++ As a percentage of total investments. These holdings are as of January 31, 2001 and are subject to change.

8    Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)                             January 31, 2001

Face
Amount+        RATING(a)       SECURITY                                          VALUE
=========================================================================================
CORPORATE BONDS AND NOTES -- 94.2%
Aerospace -- 1.2%
                           BE Aerospace, Inc., Sr. Sub. Notes, Series B:
 2,080,000        B           9.875% due 2/1/06                               % 2,137,200
 5,175,000        B           8.000% due 3/1/08                                 5,006,813
 3,655,000        B           9.500% due 11/1/08                                3,746,375
 3,645,000        B-       Dunlop Standard Aerospace Holdings PLC,
                              Sr. Notes, 11.875% due 5/15/09                    3,809,025
 1,065,000        B        Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09       990,450
-----------------------------------------------------------------------------------------
                                                                               15,689,863
-----------------------------------------------------------------------------------------
Airlines -- 0.5%
 8,721,391        BB       Airplanes Pass-Thru Trust, Asset-Backed Securities,
                              Series 1, Class D, 10.875% due 3/15/19            6,432,113
-----------------------------------------------------------------------------------------
Alternative Power Generation -- 3.6%
                           AES Corp.:
                              Sr. Notes:
 7,625,000        Ba1*             9.500% due 6/1/09                            8,101,563
 4,520,000        Ba1*             9.375% due 9/15/10                           4,779,900
11,425,000        Ba3*        Sr. Sub. Notes, 10.250% due 7/15/06              11,939,125
 3,230,000        Ba2*     AES Drax Energy Ltd., Sr. Secured Notes,
                              11.500% due 8/30/10                               3,544,925
                           Calpine Corp.:
 9,160,000        BB+         Lease Obligation Notes, 9.000% due 7/15/18 (b)    9,182,900
 9,010,000        BB+         Sr. Notes, 10.500% due 5/15/06                    9,359,138
-----------------------------------------------------------------------------------------
                                                                               46,907,551
-----------------------------------------------------------------------------------------
Aluminum -- 1.1%
                           Kaiser Aluminum & Chemical Corp.:
                              Sr. Notes:
 2,080,000        B                Series B, 10.875% due 10/15/06               1,882,400
 1,640,000        B                Series D, 10.875% due 10/15/06               1,484,200
15,205,000        CCC+     Sr. Sub. Notes, 12.750% due 2/1/03                  11,783,875
-----------------------------------------------------------------------------------------
                                                                               15,150,475
-----------------------------------------------------------------------------------------
Apparel -- 1.4%
 3,850,000        CCC+    J. Crew Operating Corp., Sr. Sub. Notes,
                              10.375% due 10/15/07                              3,522,750
                          Levi Strauss & Co.:
 2,785,000        BB-         Notes, 7.000% due 11/1/06                         2,436,875
                              Sr. Notes:
 1,945,000        BB-              11.625% due 1/15/08 (b)                      2,027,662
 1,000,000EUR     BB-              11.625% due 1/15/08 (b)(c)                     959,061
 2,060,000        BB+     Saks Inc., Guaranteed Notes, 7.250% due 12/1/04       1,792,200
                          Tommy Hilfiger USA, Inc., Guaranteed Notes:
 1,190,000        BBB-        6.500% due 6/1/03                                 1,073,975
 2,375,000        BBB-        6.850% due 6/1/08                                 1,923,750
 5,425,000        B-       Tropical Sportswear International Corp.,
                              Guaranteed Sr. Sub. Notes, Series A,
                              11.000% due 6/15/08                               5,099,500
-----------------------------------------------------------------------------------------
                                                                               18,835,773
-----------------------------------------------------------------------------------------
Auto Parts: Original Equipment Manufacture-- 0.5%
 1,315,000        B        Collins & Aikman Products Co., Guaranteed
                              Sr. Sub. Notes, 11.500% due 4/15/06               1,176,925
   505,000        B        Dura Operating Corp., Guaranteed Sr. Sub.
                              Notes, Series B, 9.000% due 5/1/09                  416,625

                       See Notes to Financial Statements

9    Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)                 January 31, 2001

Face
Amount+        RATING(a)        SECURITY                                         VALUE
===========================================================================================
Auto Parts: Original Equipment Manufacture -- 0.5% (continued)
 4,955,000        B        Hayes Lemmerz International, Inc., Guaranteed
                             Sr. Sub. Notes, 8.250% due 12/15/08                $ 3,295,075
 1,830,000        BB-      The Pep Boys - Manny, Moe & Jack,
                             Medium-Term Notes, Series A, 6.520% due 7/16/07      1,484,587
-------------------------------------------------------------------------------------------
                                                                                  6,373,212
-------------------------------------------------------------------------------------------
Broadcasting -- 1.8%
 7,007,300        NR       AMFM Operating Inc., Debentures,
                             12.625% due 10/31/06                                 7,760,585
10,000,000        BBB-     AT&T Corp.-Liberty Media Corp., Sr.
                             Debentures, 8.250% due 2/1/30                        9,637,500
 2,815,000        CCC+     Sirius Satellite Radio Inc., Sr. Secured
                             Notes, 14.500% due 5/15/09                           2,026,800
                           Young Broadcasting Inc.:
 2,840,000        B          Guaranteed Sr. Sub. Notes, 11.750% due 11/15/04      2,932,300
 1,140,000        B          Sr. Sub. Notes, 10.125% due 2/15/05                  1,154,250
-------------------------------------------------------------------------------------------
                                                                                 23,511,435
-------------------------------------------------------------------------------------------
Building Materials -- 0.7%
                           Nortek, Inc.:
 6,605,000        B+         Sr. Notes, Series B, 9.125% due 9/1/07               6,472,900
 2,415,000        B-         Sr. Sub. Notes, 9.875% due 3/1/04                    2,457,262
-------------------------------------------------------------------------------------------
                                                                                  8,930,162
-------------------------------------------------------------------------------------------
Building Products -- 0.5%
 3,935,000        B        Amatek Industries Property Ltd., Sr. Sub.
                             Notes, 12.000% due 2/15/08                           3,374,263
 3,285,000        B-       Atrium Cos., Inc., Guaranteed Sr. Sub.
                             Notes, Series B, 10.500% due 5/1/09                  2,825,100
-------------------------------------------------------------------------------------------
                                                                                  6,199,363
-------------------------------------------------------------------------------------------
Cable Television -- 11.4%
                           Adelphia Communications Corp.:
22,325,000        B+         Sr. Discount Notes, Series B, zero coupon
                             bond to yield 12.358% due 1/15/08                   10,269,500
                             Sr. Notes:
 1,450,000        B+           9.750% due 2/15/02                                 1,475,375
 6,015,000        B+           8.750% due 10/1/07                                 5,624,025
 2,500,000        B+           7.875% due 5/1/09                                  2,287,500
 2,910,000        B+           Series B, 8.375% due 2/1/08                        2,771,775
 1,920,000        CCC+     Cable Satisfaction International, Inc.,
                             Sr. Notes, 12.750% due 3/1/10                        1,257,600
                           Charter Communications Holdings, LLC/Charter
                             Communications Capital Corp.:
                             Sr. Discount Notes:
16,390,000        B+           Step bond to yield 12.865% due 1/15/10            10,817,400
10,170,000        B+           Step bond to yield 13.270% due 1/15/11 (b)         6,178,275
                             Sr. Notes:
 1,470,000        B+           8.625% due 4/1/09                                  1,418,550
 3,505,000        B+           11.125% due 1/15/11 (b)                            3,715,300
10,430,000        BB-      CSC Holdings Inc., Sr. Sub. Debentures,
                             10.500% due 5/15/16                                 11,538,188
 4,975,000GBP     B        Diamond Holdings PLC, Guaranteed Notes,
                             10.000% due 2/1/08 (c)                               6,302,517
 9,575,000        B        Echostar Broadband Corp., Sr. Notes,
                             10.375% due 10/1/07 (b)                             10,053,750
 3,915,000        B        Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09       4,052,025
 5,040,000        B+       Insight Midwest, LP/Insight Capital Inc.,
                             Sr. Notes, 10.500% due 11/1/10 (b)                   5,392,800
                           NTL Inc.:
 8,901,000        B          Sr. Deferred Coupon Notes, Series B,
                             step bond to yield 14.425% due 2/1/06                8,500,455
11,540,000        B-         Sr. Notes, Series B, 11.500% due 10/1/08            11,078,400
10,955,000        BB-      Rogers Cablesystems, Ltd., Guaranteed Sr. Sub.
                               Debentures, 11.000% due 12/1/15                   12,420,231

                       See Notes to Financial Statements

10   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)                 January 31, 2001

Face
Amount+        RATING(a)       SECURITY                                       VALUE
=========================================================================================
Cable Television -- 11.4% (continued)
 5,600,000GBP     B+       Telewest Communications PLC, Sr. Discount Notes,
                             step bond to yield 17.554% due 4/15/09 (c)      $  4,280,062
26,835,000        B-       United International Holdings, Inc., Sr.
                             Secured Discount Notes, Series B, step
                             bond to yield 14.262% due 2/15/08                 13,685,850
46,195,000        B        United Pan-Europe Communications N.V.,
                             Sr. Discount Notes, Series B, step bond
                             to yield 14.422% due 8/1/09                       16,861,175
-----------------------------------------------------------------------------------------
                                                                              149,980,753
-----------------------------------------------------------------------------------------
Casinos/Gambling -- 4.3%
 9,060,000        B        Hollywood Casino Corp., Guaranteed Sr.
                             Secured Notes, 11.250% due 5/1/07                  9,580,950
 5,015,000        B+       Horseshoe Gaming Holding Corp.,
                             Guaranteed Sr. Sub. Notes, Series B,
                             8.625% due 5/15/09                                 4,989,925
12,785,000        B-       Las Vegas Sands, Inc./Venetian Casino Resort,
                             LLC, Guaranteed Mortgage Notes,
                             12.250% due 11/15/04                              13,392,288
                           Mandalay Resort Group:
 3,750,000        BB-        Sr. Sub. Debentures, 7.625% due 7/15/13            3,009,375
 1,610,000        BB-        Sr. Sub. Notes, Series B, 10.250% due 8/1/07       1,650,250
 3,320,000        BB+      Park Place Entertainment Corp., Sr. Sub. Notes,
                             8.875% due 9/15/08                                 3,411,300
 2,765,000        B        Pinnacle Entertainment, Inc., Guaranteed
                             Sr. Sub. Notes, Series B, 9.250% due 2/15/07       2,751,175
 4,065,000        B+       Station Casinos, Inc., Sr. Sub. Notes,
                             9.875% due 7/1/10                                  4,253,006
 6,885,000        Ba3*     Sun International Hotels Ltd., Guaranteed
                             Sr. Sub. Notes, 9.000% due 3/15/07                 6,471,900
 7,875,000        Ba3*     Sun International Hotels Ltd./Sun
                             International North America, Inc.,
                             Guaranteed Sr. Sub. Notes, 8.625% due 12/15/07     7,225,313
-----------------------------------------------------------------------------------------
                                                                               56,735,482
-----------------------------------------------------------------------------------------
Chemicals-Major -- 1.4%
                           Huntsman ICI Chemicals LLC:
 5,030,000        B+         Guaranteed Sr. Sub. Notes, 10.125% due 7/1/09      5,206,050
38,450,000        B+         Sr. Discount Notes, zero coupon bond to
                             yield 15.450% due 12/31/09                        13,265,250
-----------------------------------------------------------------------------------------
                                                                               18,471,300
-----------------------------------------------------------------------------------------
Chemicals-Specialty -- 0.4%
 4,470,000        B        Avecia Group PLC, Guaranteed Sr. Notes,
                             11.000% due 7/1/09                                 4,648,800
   935,000        BB-      ISP Holdings Inc., Sr. Notes, Series B,
                             9.000% due 10/15/03                                  813,450
-----------------------------------------------------------------------------------------
                                                                                5,462,250
-----------------------------------------------------------------------------------------
Computer Processing Hardware -- 0.3%
 3,465,000        B+       Seagate Technology, Inc., Guaranteed
                             Sr. Sub. Notes, 12.500% due 11/15/07 (b)           3,456,338
-----------------------------------------------------------------------------------------
Construction/AG Equipment/Trucks -- 0.3%
 5,460,000        B        Columbus McKinnon Corp., Guaranteed
                             Sr. Sub. Notes, 8.500% due 4/1/08                  4,668,300
-----------------------------------------------------------------------------------------
Consumer Specialties -- 0.1%
 1,160,000        B        Jostens, Inc., Sr. Sub. Notes, 12.750% due 5/1/10    1,162,900
-----------------------------------------------------------------------------------------
Containers/Packaging -- 3.3%
 4,460,000        BB       Crown Cork & Seal Co., Inc., Notes,
                             7.125% due 9/1/02                                  3,679,500
 3,555,000        B-       SF Holdings Group, Inc., Sr.
                             Secured Discount Notes, Series B,
                             step bond to yield 18.976% due 3/15/08             1,368,675
                           Stone Container Corp.
 1,890,000        B          Sr. Notes, 9.750% due 2/1/11 (b)                   1,937,250
                             Term Loans, Traunch H:
 3,752,500        Ba3*         10.188% due 12/31/06 (b)(d)                      3,747,809
 3,752,500        Ba3*         10.375% due 12/31/06 (b)(d)                      3,747,809

                   See Notes to Financial Statements

11   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)                 January 31, 2001

Face
Amount+       RATING(a)        SECURITY                                         VALUE
=========================================================================================

Containers/Packaging -- 3.3% (continued)
16,125,000        B        Stone Container Finance Corp.,
                             Guaranteed Sr. Notes, 11.500% due 8/15/06 (b)    $17,032,031
 8,042,000        B-       Sweetheart Cup Co., Inc., Guaranteed Sr.
                             Sub. Notes, 10.500% due 9/1/03                     7,197,590
 5,440,000        B-       Tekni-Plex, Inc., Sr. Sub. Notes, Series B,
                             12.750% due 6/15/10                                5,168,000
-----------------------------------------------------------------------------------------
                                                                               43,878,664
-----------------------------------------------------------------------------------------
Contract Drilling -- 2.3%
                           Parker Drilling Co.:
 2,775,000        B-         Convertible Sub. Notes, 5.500% due 8/1/04          2,428,125
 3,960,000        B+         Guaranteed Sr. Notes, Series D,
                             9.750% due 11/15/06                                4,098,600
 5,660,000        BB       Pride International, Inc., Sr. Notes,
                             10.000% due 6/1/09                                 6,098,650
 7,940,000        Ba3*     R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06     9,805,900
 6,705,000        BB-      RBF Finance Co., Guaranteed Sr. Secured Notes,
                             11.375% due 3/15/09                                7,911,900
-----------------------------------------------------------------------------------------
                                                                               30,343,175
-----------------------------------------------------------------------------------------
Discount Stores -- 0.8%
                           Kmart Corp.:
 6,205,000        Baa3*      Debentures, 12.500% due 3/1/05                     6,290,319
 4,707,523        Baa3*      Pass-Thru Certificates, 8.540% due 1/2/15          3,960,627
-----------------------------------------------------------------------------------------
                                                                               10,250,946
-----------------------------------------------------------------------------------------
Diversified Commercial Services -- 1.0%
 7,265,000        B2*      Intertek Finance PLC, Guaranteed Sr.
                             Sub. Notes, Series B, 10.250% due 11/1/06          4,758,575
10,450,000        B-       Outsourcing Solutions Inc., Sr. Sub. Notes,
                             Series B, 11.000% due 11/1/06                      8,412,250
-----------------------------------------------------------------------------------------
                                                                               13,170,825
-----------------------------------------------------------------------------------------
Diversified Financial Services -- 0.4%
                           AMRESCO Inc., Sr. Sub. Notes:
 4,510,000        CCC-       Series 1997-A, 10.000% due 3/15/04                 2,593,250
 5,535,000        CCC-       Series 1998-A, 9.875% due 3/15/05                  3,182,625
-----------------------------------------------------------------------------------------
                                                                                5,775,875
-----------------------------------------------------------------------------------------
Diversified Manufacturing -- 0.8%
 4,000,000        A3*      Cooper Tire & Rubber Co., Notes,
                             7.625% due 3/15/27                                 3,065,000
 7,215,000        B+       Park-Ohio Industries, Inc., Sr. Sub. Notes,
                             9.250% due 12/1/07                                 5,447,325
 3,120,000        B        Polymer Group, Inc., Guaranteed Sr. Sub.
                             Notes, Series B, 9.000% due 7/1/07                 2,340,000
-----------------------------------------------------------------------------------------
                                                                               10,852,325
-----------------------------------------------------------------------------------------
Drugs-Generic -- 0.5%
 6,850,000        BB       ICN Pharmaceuticals Inc., Sr. Notes,
                             Series B, 9.250% due 8/15/05                       6,952,750
-----------------------------------------------------------------------------------------
Electric Utilities -- 1.0%
 3,485,000        BB       CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07     3,746,375
 9,210,000        Ba3*     Orion Power Holdings, Inc., Sr. Notes,
                             12.000% due 5/1/10 (b)                            10,107,975
-----------------------------------------------------------------------------------------
                                                                               13,854,350
-----------------------------------------------------------------------------------------
Electronic Components -- 0.9%
 3,373,000        BB-      Celestica International Inc., Sr. Sub. Notes,
                             10.500% due 12/31/06                               3,617,542
 7,260,000        BB-      Flextronics International Ltd., Sr. Sub. Notes,
                             9.875% due 7/1/10                                  7,750,050
-----------------------------------------------------------------------------------------
                                                                               11,367,592
-----------------------------------------------------------------------------------------
Engineering & Construction -- 1.7%
 3,390,000        BB-      Integrated Electrical Services, Inc.,
                             Guaranteed Notes, Series B, 9.375% due 2/1/09      3,220,500
                           Metromedia Fiber Network, Inc., Sr. Notes:
 4,520,000        B+         10.000% due 12/15/09                               4,226,200

                   See Notes to Financial Statements

12   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)                 January 31, 2001

Face
Amount+         RATING(a)         SECURITY                                       VALUE
=========================================================================================
Engineering & Construction -- 1.7% (continued)
11,955,000        B+          Series B, 10.000% due 11/15/08                  $11,177,925
 4,600,000        B-       NATG Holdings, LLC/Orius Capital Corp.,
                              Guaranteed Sr. Sub. Notes, Series B,
                              12.750% due 2/1/10                                4,117,000
-----------------------------------------------------------------------------------------
                                                                               22,741,625
-----------------------------------------------------------------------------------------
Environmental Services -- 3.4%
                           Allied Waste North America, Inc.:
30,575,000        B+          Guaranteed Sr. Sub. Notes, Series B,
                              10.000% due 8/1/09 (b)                           31,033,625
                              Term Loans:
 1,680,454        BB               Traunch B, 9.428% due 7/21/06 (b)(d)         1,651,047
 2,016,545        BB               Traunch C, 9.548% due 7/21/07 (b)(d)         1,981,256
10,235,000        B+       URS Corp., Sr. Sub. Notes, Series B,
                           12.250% due 5/1/09                                  10,490,875
-----------------------------------------------------------------------------------------
                                                                               45,156,803
-----------------------------------------------------------------------------------------
Finance Companies -- 0.2%
 3,610,000        CCC+     Madison River Capital, LLC/Madison River
                              Finance Corp., Sr. Notes, Series B,
                              13.250% due 3/1/10                                2,653,350
-----------------------------------------------------------------------------------------
Foods/Food Distributors -- 2.5%
                           Aurora Foods Inc., Sr. Sub. Notes:
                              Series B:
 2,470,000        CCC+             9.875% due 2/15/07                           1,716,650
 2,825,000        CCC+             8.750% due 7/1/08                            1,850,375
 7,330,000        CCC+        Series D, 9.875% due 2/15/07                      5,094,350
 4,915,000        B-       B&G Foods Inc., Guaranteed Sr. Sub. Notes,
                              9.625% due 8/1/07                                 3,342,200
 2,195,000        B2*      Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08    1,832,825
                           Fleming Cos., Inc., Guaranteed Sr. Sub. Notes,
                              Series B:
   700,000        B           10.500% due 12/1/04                                 612,500
 6,690,000        B           10.625% due 7/31/07                               5,168,025
 9,865,000        B        SC International Services, Inc., Guaranteed
                              Sr. Sub. Notes, Series B, 9.250% due 9/1/07       9,717,025
 4,170,000        A-       Tyson Foods, Inc., Notes, 7.000% due 1/15/28         3,315,150
-----------------------------------------------------------------------------------------
                                                                               32,649,100
-----------------------------------------------------------------------------------------
Forest Products -- 0.4%
 5,705,000        B        Ainsworth Lumber Co. Ltd., Sr. Secured Notes,
                           12.500% due 7/15/07                                  4,735,150
-----------------------------------------------------------------------------------------
Health Industry Services -- 1.3%
5 ,874,000        Ba3*     Fresenius Medical Care Capital Trust I,
                              Guaranteed Trust Preferred Securities,
                              9.000% due 12/1/06                                5,947,425
 2,940,000        BBB      HEALTHSOUTH Corp., Sr. Notes, 6.875% due 6/15/05     2,844,450
 2,995,000        B-       Magellan Health Services, Inc., Sr. Sub. Notes,
                              Series A, 9.000% due 2/15/08                      2,680,525
 5,905,000        B-       Total Rental Care Holdings, Inc., Convertible
                              Sub. Notes, 7.000% due 5/15/09                    5,218,544
-----------------------------------------------------------------------------------------
                                                                               16,690,944
-----------------------------------------------------------------------------------------
Home Furnishings -- 0.4%
 4,020,000        B        Falcon Products, Inc., Guaranteed Sr.
                              Sub. Notes, Series B, 11.375% due 6/15/09         3,758,700
 1,871,000        B3*      Remington Products Co., LLC/Remington
                              Capital Corp., Sr. Sub. Notes, Series B,
                              11.000% due 5/15/06                               1,655,835
-----------------------------------------------------------------------------------------
                                                                                5,414,535
-----------------------------------------------------------------------------------------
Homebuilding -- 1.4%
 3,710,000        Ba1*     D.R. Horton, Inc., Guaranteed Sr. Notes,
                              8.000% due 2/1/09                                 3,654,350
  7,620,00        BB+      Lennar Corp., Guaranteed Sr. Notes, Series B,
                              9.950% due 5/1/10                                 8,153,400

                   See Notes to Financial Statements

13   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)                 January 31, 2001

Face
Amount+       RATING(a)        SECURITY                                          VALUE
=========================================================================================
Homebuilding -- 1.4% (continued)
 2,000,000        BB       Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10   $ 2,070,000
                           Standard Pacific Corp., Sr. Notes:
 3,650,000        BB         8.500% due 4/1/09                                  3,490,312
 1,500,000        BB         9.500% due 9/15/10                                 1,552,500
-----------------------------------------------------------------------------------------
                                                                               18,920,562
-----------------------------------------------------------------------------------------
Hotel/Resort -- 1.8%
    65,000        B-       Courtyard by Marriott II LP/Courtyard
                             Finance Co., Sr. Secured Notes,
                             Series B, 10.750% due 2/1/08                          66,219
 2,310,000        B2*      Extended Stay America, Inc. Sr. Sub. Notes,
                             9.150% due 3/15/08                                 2,229,150
 1,165,000        BB       FelCor Lodging LP, Notes, 9.500% due 9/15/08 (b)     1,198,494
 1,745,000        BB       FelCor Suites LP, Guaranteed Redeemable Sr. Notes,
                             7.375% due 10/1/04                                 1,659,931
 2,510,000        BB       HMH Properties, Inc., Guaranteed Sr. Notes,
                           Series C, 8.450% due 12/1/08                         2,522,550
                           Intrawest Corp., Sr. Notes:
 8,485,000        B+         9.750% due 8/15/08                                 8,781,975
 7,340,000        B+         10.500% due 2/1/10                                 7,780,400
-----------------------------------------------------------------------------------------
                                                                               24,238,719
-----------------------------------------------------------------------------------------
Industrial Machinery -- 0.3%
 3,625,000        B        Flowserve Corp., Guaranteed Sr. Sub. Notes,
                             12.250% due 8/15/10                                3,824,375
-----------------------------------------------------------------------------------------
Internet Services -- 1.5%
 1,985,000        NR       Colo.com, Sr. Notes, 13.875% due 3/15/10 (b)#        1,121,525
 3,650,000        Caa2*    Cybernet Internet Services International, Inc.,
                             Sr. Notes, 14.000% due 7/1/09                      1,076,750
                           Exodus Communications, Inc., Sr. Notes:
   465,000        B          10.750% due 12/15/09                                 441,750
13,715,000        B          11.625% due 7/15/10                               13,577,850
 5,850,000        CCC+     Rhythms NetConnections Inc., Sr. Discount Notes,
                             Series B, step bond to yield 23.622% due 5/15/08     965,250
 6,955,000        CCC+     WAM!NET Inc., Guaranteed Sr. Discount Notes,
                             Series B, step bond to yield 19.423% due 3/1/05    2,816,775
-----------------------------------------------------------------------------------------
                                                                               19,999,900
-----------------------------------------------------------------------------------------
Leisure/Movies/Entertainment -- 0.7%
11,340,000        B-       Premier Parks Inc., Sr. Discount Notes, step
                             bond to yield 12.198% due 4/1/08                   8,788,500
-----------------------------------------------------------------------------------------
Life/Health Insurance -- 0.3%
 5,300,000        BB-      Conseco, Inc., Notes, 9.000% due 10/15/06            4,478,500
-----------------------------------------------------------------------------------------
Miscellaneous -- 0.1%
 1,350,000        B+       Elizabeth Arden, Inc., Sr. Secured Notes,
                             11.750% due 2/1/11 (b)                             1,410,750
-----------------------------------------------------------------------------------------
Newspapers -- 0.7%
 9,825,000        B+       Garden State Newspapers, Inc., Sr. Sub. Notes,
                             Series B, 8.625% due 7/1/11                        9,149,531
-----------------------------------------------------------------------------------------
Oil & Gas Production -- 3.1%
                           Belco Oil & Gas Corp.:
 4,665,000        B1*        Guaranteed Sr. Sub. Notes, Series B,
                              10.500% due 4/1/06                                4,711,650
 4,875,000        B1*        Sr. Sub. Notes, Series B, 8.875% due 9/15/07       4,680,000
 5,620,000        CCC-     Belden & Blake Corp., Guaranteed Sr. Sub. Notes,
                             Series B, 9.875% due 6/15/07                       4,833,200
 8,115,000        B        Chesapeake Energy Corp., Guaranteed Sr. Notes,
                             Series B, 9.625% due 5/1/05                        8,399,025
 2,750,000        B        Houston Exploration Co., Sr. Sub. Notes, Series B,
                             8.625% due 1/1/08                                  2,667,500
 3,972,000        B        Magnum Hunter Resources, Inc., Guaranteed
                             Sr. Notes, 10.000% due 6/1/07                      3,932,280

                   See Notes to Financial Statements

14   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)                 January 31, 2001

Face
Amount+       RATING(a)         SECURITY                                         VALUE
=========================================================================================
Oil & Gas Production -- 3.1% (continued)
                           Plains Resources, Inc., Guaranteed Sr. Sub. Notes:
 2,210,000        B2*        Series B, 10.250% due 3/15/06                      $ 2,232,100
 2,440,000        B2*        Series E, 10.250% due 3/15/06 (b)                    2,464,400
 3,645,000        Caa1*    RAM Energy Inc., Sr. Notes, 11.500% due 2/15/08        2,861,325
 3,800,000        B-       Range Resources Corp., Guaranteed Sr. Sub. Notes,
                             8.750% due 1/15/07                                   3,724,000
-------------------------------------------------------------------------------------------
                                                                                 40,505,480
-------------------------------------------------------------------------------------------
Oil & Gas Transmission -- 0.5%
 3,015,000        BB       Compagnie Generale de Geophysique S.A., Sr. Notes,
                             10.625% due 11/15/07 (b)                             3,180,825
 2,995,000        BB-      Leviathan Gas Pipeline Partners, LP/Leviathan
                             Finance Corp., Sr. Sub. Notes, Series B,
                             10.375% due 6/1/09                                   3,174,700
-------------------------------------------------------------------------------------------
                                                                                  6,355,525
-------------------------------------------------------------------------------------------
Oil Refining/Marketing -- 2.4%
 1,945,000        BB-      Clark Oil & Refining Corp., Sr. Notes,
                             9.500% due 9/15/04                                   1,556,000
 6,630,000        B        Forest Oil Corp., Guaranteed Sr. Sub. Notes,
                             10.500% due 1/15/06                                  6,994,650
15,160,000        B+       Nuevo Energy Co., Sr. Sub. Notes, Series B,
                             9.500% due 6/1/08                                   15,235,800
 3,020,000        B        Premcor USA Inc., Sr. Notes, Series B,
                             10.875% due 12/1/05                                  1,283,500
 3,320,000        B        Stone Energy Corp., Guaranteed Sr. Sub. Notes,
                             8.750% due 9/15/07                                   3,378,100
 2,520,000        BB-      Vintage Petroleum, Inc., Sr. Sub. Notes,
                             9.750% due 6/30/09                                   2,734,200
-------------------------------------------------------------------------------------------
                                                                                 31,182,250
-------------------------------------------------------------------------------------------
Paper -- 2.4%
10,540,000        CCC+     Repap New Brunswick Inc., Second Priority
                             Mortgage Notes, 10.625% due 4/15/05                 10,987,950
                             Riverwood International Corp.:
 4,965,000        B-         Guaranteed Sr. Notes, 10.625% due 8/1/07             5,200,838
 9,580,000        CCC+       Guaranteed Sr. Sub. Notes, 10.875% due 4/1/08        9,484,200
 5,545,496        Ba3*     S.D. Warren Co., Debentures, 14.000% due 12/15/06      6,044,591
-------------------------------------------------------------------------------------------
                                                                                 31,717,579
-------------------------------------------------------------------------------------------
Pharmaceuticals -- 0.5%
 5,636,000        B        King Pharmaceuticals, Inc., Guaranteed Sr.
                             Sub. Notes, 10.750% due 2/15/09                      6,002,340
-------------------------------------------------------------------------------------------
Photographic Products -- 0.3%
 5,405,000        BB-      Polaroid Corp., Sr. Notes, 11.500% due 2/15/06         3,756,475
-------------------------------------------------------------------------------------------
Rental/Leasing Companies -- 0.3%
 2,710,000        BB-      Avis Group Holdings, Inc., Guaranteed Sr. Sub.
                             Exchange Notes, 11.000% due 5/1/09                   2,940,350
 2,395,000        B        NationsRent, Inc., Guaranteed Sr. Sub. Notes,
                             10.375% due 12/15/08                                   898,125
-------------------------------------------------------------------------------------------
                                                                                  3,838,475
-------------------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 0.4%
 5,675,000        B-       Advance Stores Co. Inc., Sr. Sub. Notes,
                             Series B, 10.250% due 4/15/08 (b)                    4,795,375
-------------------------------------------------------------------------------------------
Savings & Loan Associations -- 1.0%
 8,100,000        B2*      Ocwen Capital Trust I, Guaranteed Capital
                             Securities, 10.875% due 8/1/27                       4,941,000
 4,000,000        B+       Ocwen Federal Bank FSB, Sub. Debentures,
                             12.000% due 6/15/05                                  3,620,000
 5,835,000        B+       Ocwen Financial Corp., Notes, 11.875% due 10/1/03      5,105,625
-------------------------------------------------------------------------------------------
                                                                                 13,666,625
-------------------------------------------------------------------------------------------
Semiconductors -- 1.8%
 5,820,000         B1*     Amkor Technology, Inc., Sr. Sub. Notes,
                             10.500% due 5/1/09                                   5,892,750
12,165,000        B        Fairchild Semiconductor Corp., Sr. Sub. Notes,
                             10.125% due 3/15/07                                 12,195,412

                   See Notes to Financial Statements

15   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)                 January 31, 2001

Face
Amount+         RATING(a)         SECURITY                                       VALUE
=========================================================================================
Semiconductors -- 1.8% (continued)
 6,410,000        B        SCG Holding Corp./Semiconductor Components
                              Industries, LLC, Guaranteed Sr. Sub. Notes,
                              12.000% due 8/1/09                              $ 5,961,300
-----------------------------------------------------------------------------------------
                                                                               24,049,462
-----------------------------------------------------------------------------------------
Steel/Iron Ore -- 0.4%
 3,230,000        B+       WCI Steel, Inc., Sr. Secured Notes, Series B,
                              10.000% due 12/1/04                               2,503,250
 3,745,000        B-       WHX Corp., Sr. Exchange Notes, 10.500% due 4/15/05   2,452,975
-----------------------------------------------------------------------------------------
                                                                                4,956,225
-----------------------------------------------------------------------------------------
Telecommunications -- 10.9%
 3,595,000        B-       At Home Corp., Convertible Sub. Notes,
                              4.750% due 12/15/06                               2,134,531
 2,785,000        B+       Call-Net Enterprises, Inc., Sr. Notes,
                              9.375% due 5/15/09                                 1,044,375
   150,000EUR     A        Esat Telecom Group PLC, Sr. Notes,
                              11.875% due 11/1/09 (c)                             172,471
 7,140,000EUR     B        FLAG Telecom Holdings Ltd., Sr. Notes,
                              11.625% due 3/30/10 (c)                           6,175,379
 6,665,000        B        Focal Communications Corp., Sr. Discount Notes,
                              Series B, step bond to yield 14.144% due 2/15/08  4,198,950
10,130,000        BB-      Global Crossing Holdings, Ltd., Guaranteed
                              Sr. Notes, 9.500% due 11/15/09                   10,357,925
 7,250,000EUR     CCC+     Global TeleSystems Europe B.V., Sr. Notes,
                              11.000% due 12/1/09 (b)(c)                        3,168,972
 3,305,000        B-       GT Group Telecom Inc., Sr. Discount Exchange Notes,
                              step bond to yield 16.851% due 2/1/10             1,652,500
                              Hermes Europe Railtel B.V., Sr. Notes:
 6,220,000        B        11.500% due 8/15/07                                  2,892,300
 9,245,000        B        10.375% due 1/15/09                                  4,298,925
                              ITC DeltaCom Inc., Sr. Notes:
   442,000        B+       11.000% due 6/1/07                                     382,330
 2,640,000        B+       9.750% due 11/15/08                                  2,151,600
                              Jazztel PLC, Sr. Notes:
 4,750,000EUR     CCC+     13.250% due 12/15/09 (b)(c)                          3,622,346
 1,835,000EUR     CCC+     14.000% due 7/15/10 (b)(c)#                          1,442,033
                              Level 3 Communications, Inc.:
25,885,000        B        Sr. Discount Notes, step bond to yield
                              14.083% due 3/15/10                              14,883,875
13,300,000EUR     B        Sr. Notes, 11.250% due 3/15/10 (b)(c)               11,503,157
                              McLeodUSA Inc.:
 3,415,000        B           Sr. Discount Notes, step bond to yield
                              11.443% due 3/1/07                                3,039,350
                              Sr. Notes:
 5,245,000        B+               11.375% due 1/1/09                           5,585,925
 1,780,000        B+               8.125% due 2/15/09                           1,650,950
 8,055,000CAD     B-       Microcell Telecommunications Inc., Sr.
                              Discount Notes, Series B, step bond to yield
                              13.659% due 10/15/07 (c)                          3,983,241
 6,480,000        B-       Mpower Communications Corp./Mpower Holding Corp.,
                              Sr. Notes, 13.000% due 4/1/10                     3,726,000
                           NEXTLINK Communications, Inc., Sr. Discount Notes:
17,250,000        B           Step bond to yield 14.273% due 6/1/09             9,918,750
 2,025,000        B           Step bond to yield 13.915% due 12/1/09            1,123,875
 6,635,000        B        NEXTLINK Communications, LLC/NEXTLINK Capital Inc.,
                              Sr. Notes, 12.500% due 4/15/06                    6,535,475
 7,800,000        B-       Tele1 Europe B.V., Sr. Notes, 13.000% due 5/15/09    7,761,000
 3,100,000        B2*      Time Warner Telecom Inc., Sr. Notes,
                              10.125% due 2/1/11 (b)                            3,185,250
 3,430,000        B2*      Time Warner Telecom LLC/Time Warner Telecom Inc.,
                           Sr. Notes, 9.750% due 7/15/08                        3,481,450
 2,340,000        B3*      USA Mobile Communications Holdings, Inc.,
                           Sr. Notes, 9.500% due 2/1/04                           947,700

                   See Notes to Financial Statements

16   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)                 January 31, 2001

Face
Amount+       RATING(a)         SECURITY                                         VALUE
===========================================================================================

Telecommunications -- 10.9% (continued)
                           VersaTel Telecom International N.V.:
 5,700,000EUR     B-         Convertible Notes, 4.000% due 3/30/05 (b)(c)      $  3,644,433
10,795,000        B-         Sr. Notes, 13.250% due 5/15/08                       8,797,925
 7,375,000        B-       Viatel, Inc., Sr. Discount Notes, step bond
                             to yield 29.935% due 4/15/08                         1,032,500
13,655,000        B-       World Access, Inc., Sr. Notes, Series B,
                             13.250% due 1/15/08                                  9,353,675
-------------------------------------------------------------------------------------------
                                                                                143,849,168
-------------------------------------------------------------------------------------------
Telephone - Cellular -- 11.6%
 7,705,000        Caa1*    AirGate PCS, Inc., Sr. Sub. Notes, step bond
                             to yield 19.867% due 10/1/09                         4,969,725
13,200,000        CCC+     Alamosa PCS Holdings, Inc., Guaranteed Sr.
                             Discount Notes, step bond to yield 14.037%
                             due 2/15/10                                          7,392,000
 4,000,000        B        American Tower Corp., Sr. Notes,
                             9.375% due 2/1/09 (b)                                4,065,000
 3,140,000        B-       Centennial Cellular Corp./Centennial Cellular
                             Operating Co. LLC, Sr. Sub. Notes, 10.750%
                             due 12/15/08                                         3,179,250
10,500,000CAD     BBB+     Clearnet Communications Inc., Sr. Discount Notes,
                             step bond to yield 15.376% due 5/15/08               5,629,371
                             Crown Castle International Corp.:
 1,340,000        B        Sr. Discount Notes, step bond to yield 11.394%
                             due 5/15/11                                            951,400
10,290,000        B        Sr. Notes, 10.750% due 8/1/11                         11,061,750
 1,140,000        B        Dobson Communications Corp., Sr. Notes,
                             10.875% due 7/1/10                                   1,208,400
 6,755,000        B3*      Dobson/Sygnet Communications Co., Sr. Notes,
                             12.250% due 12/15/08                                 7,177,188
 2,440,000        Caa1*    Horizon PCS, Inc., Sr. Discount Notes, step bond
                             to yield 14.223% due 10/1/10 (b)#                    1,207,800
 2,735,000        Caa1*    IWO Holdings, Inc., Sr. Notes, 14.000%
                             due 1/15/11 (b)#                                     2,755,513
 5,740,000        B-       McCaw International, Ltd., Sr. Discount Notes,
                             step bond to yield 17.942% due 4/15/07               3,931,900
16,675,000        B-       Millicom International Cellular S.A., Sr.
                             Discount Notes, step bond to yield 21.370%
                             due 6/1/06                                          14,590,625
                           Nextel Communications, Inc.:
 7,040,000        B1*        Sr. Redeemable Discount Notes, step bond to yield
                             12.501% due 9/15/07                                  5,966,400
30,585,000        B1*        Sr. Serial Redeemable Discount Notes, step bond
                             to yield 11.975% due 2/15/08                        23,779,837
 4,700,000        B1*        Sr. Serial Redeemable Notes, 9.375% due 11/15/09     4,664,750
 7,985,000        B-       Spectrasite Holdings Inc., Sr. Discount Notes,
                             step bond to yield 13.328% due 4/15/09               5,090,437
 4,365,000        B3*      TeleCorp PCS, Inc., Guaranteed Sr. Sub. Notes,
                             10.625% due 7/15/10                                  4,615,988
                           Telesystem International Wireless Inc., Sr.
                             Discount Notes:
16,425,000        CCC+       Series B, step bond to yield 18.811% due 6/30/07     7,822,406
12,505,000        CCC+       Series C, step bond to yield 15.352% due 11/1/07     4,955,106
 3,910,000        B3*      Tritel PCS Inc., Sr. Sub. Notes, 10.375%
                             due 1/15/11 (b)                                      3,978,425
 6,650,000        CCC+     US Unwired Inc., Sr. Sub. Discount Notes, Series B,
                             step bond to yield 13.889% due 11/1/09               3,740,625
 7,394,000        NR       VoiceStream PCS Holdings LLC, Term Loans, Series B,
                             9.620% due 2/25/09 (b)(d)                            7,347,788
    25,000        B2*      VoiceStream Wireless Corp., Sr. Notes, 11.500%
                             due 9/15/09                                             28,750
                           VoiceStream Wireless Corp./VoiceStream
                             Wireless Holdings:
 3,225,000        B2*        Sr. Discount Notes, step bond to yield 13.402%
                             due 11/15/09                                         2,563,875
 4,094,187        B2*        Sr. Notes, 10.375% due 11/15/09                      4,698,081
12,461,000        B-       Winstar Communications, Inc., Sr. Discount
                             Exchange Notes, step bond to yield 17.610%
                             due 4/15/10                                          5,046,705
-------------------------------------------------------------------------------------------
                                                                                152,419,095
-------------------------------------------------------------------------------------------
Textiles -- 0.7%
 3,000,000DEM     Caa1*    Texon International PLC, Sr. Notes, 10.000%
                             due 2/1/08 (b)(c)                                      855,838
10,915,000        BB       WestPoint Stevens Inc., Sr. Notes, 7.875%
                             due 6/15/05                                          8,513,700
-------------------------------------------------------------------------------------------
                                                                                  9,369,538
-------------------------------------------------------------------------------------------

                   See Notes to Financial Statements

17   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)                 January 31, 2001

Face
Amount+         RATING(a)         SECURITY                                       VALUE
=========================================================================================
Tobacco -- 0.2%
 2,585,000        BB-      Standard Commercial Tobacco Co., Inc., Guaranteed
                            Sr. Notes, 8.875% due 8/1/05                      $ 2,261,875
-----------------------------------------------------------------------------------------
Transportation - Marine -- 0.2%
 3,390,000        B-       Oglebay Norton Co., Sr. Sub. Notes, 10.000%
                            due 2/1/09                                          2,983,200
-----------------------------------------------------------------------------------------
Wholesale Distributors -- 0.3%
 3,740,000        B2*      Buhrmann N.V., Guaranteed Sr. Sub. Notes,
                            12.250% due 11/1/09                                 3,908,300
-----------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS AND NOTES
                           (Cost-- $1,324,796,093)                          1,240,883,103
=========================================================================================

SHARES                           SECURITY                                        VALUE
=========================================================================================
COMMON STOCK (e) -- 0.1%
Containers/Packaging -- 0.0%
    711                    SF Holdings Group, Class C Shares (b)                       21
-----------------------------------------------------------------------------------------
Foods/Food Distributor -- 0.0%
185,784                    Aurora Foods Inc.                                      891,763
-----------------------------------------------------------------------------------------
Telecommunications-Other -- 0.1%
 18,375                    Pagemart Nationwide Inc. (b)                            36,750
130,265                    Tele1 Europe Holding AB, Sponsored ADR                 887,431
-----------------------------------------------------------------------------------------
                                                                                  924,181
-----------------------------------------------------------------------------------------
                           TOTAL COMMON STOCK
                           (Cost -- $901,179)                                   1,815,965
=========================================================================================
PREFERRED STOCK -- 0.1%
Diversified Manufacturing -- 0.1%
 60,000                    Eagle-Picher Holdings, Inc., 11.750% Cumulative
                            Redeemable Exchangeable, Series B (e)                 915,000
-----------------------------------------------------------------------------------------
Electronic Components -- 0.0%
  8,353                    Viasystems Inc., Payment-in-Kind, Series B             150,358
-----------------------------------------------------------------------------------------
Telephone - Cellular -- 0.0%
  2,090                    Dobson Communications Corp., 13.000%
                            Sr. Exchangeable                                      191,235
      1                    Intermedia Communications Inc., 13.500%
                            Redeemable Exchangeable, Series B                         141
-----------------------------------------------------------------------------------------
                                                                                  191,376
-----------------------------------------------------------------------------------------
                           TOTAL PREFERRED STOCK
                           (Cost-- $3,696,386)                                  1,256,734
=========================================================================================
WARRANTS (e) -- 0.3%
Broadcasting -- 0.0%
 21,675                    UIH Australia/Pacific, Inc., Expire 5/15/06             21,675
-----------------------------------------------------------------------------------------
Cable Television -- 0.0%
  1,920                    Cable Satisfaction International Inc.,
                            Expire 3/1/10                                          20,400
-----------------------------------------------------------------------------------------
Consumer Specialties -- 0.0%
  1,160                    Jostens, Inc., Expire 5/1/10                            23,345
-----------------------------------------------------------------------------------------
Internet Services -- 0.2%
  3,650                    Cybernet Internet Services International,
                            Inc., Expire 7/1/09 (b)                                14,600
 14,405                    Splitrock Services, Inc., Expire 7/15/08             2,472,258

                   See Notes to Financial Statements

18   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)                 January 31, 2001

  SHARES                         SECURITY                                        VALUE
=========================================================================================
Internet Services -- 0.2% (continued)
   33,975              WAM!NET Inc., Expire 3/1/05 (b)                        $   394,959
-----------------------------------------------------------------------------------------
                                                                                2,881,817
-----------------------------------------------------------------------------------------
Printing/Forms -- 0.0%
    3,775              Merrill Corp., Expire 5/1/09                                   378
-----------------------------------------------------------------------------------------
Telecommunications -- 0.0%
    3,305              GT Group Telecom Inc., Expire 2/1/10 (b)                   187,559
    9,550              RSL Communications, Ltd., Expire 11/15/06                   11,937
   37,490              WebLink Wireless, Inc., Expire 12/31/03                     37,490
-----------------------------------------------------------------------------------------
                                                                                  236,986
-----------------------------------------------------------------------------------------
Telephone-Cellular -- 0.1%
    7,425              AirGate PCS, Inc., Expire 10/1/09                          482,625
   10,475              Iridium World Communications Ltd., Expire 7/15/05 (b)          105
-----------------------------------------------------------------------------------------
                                                                                  482,730
-----------------------------------------------------------------------------------------
                       TOTAL WARRANTS
                       (Cost-- $3,388,795)                                      3,667,331
=========================================================================================

FACE
AMOUNT                                   SECURITY                                VALUE
=========================================================================================
REPURCHASE AGREEMENT -- 5.3%
$70,318,000            Goldman, Sachs & Co., 5.630% due 2/1/01; Proceeds at
                        maturity -- $70,328,997;(Fully collateralized by U.S.
                        Treasury Notes and Bonds, 5.500% to 13.750%
                        due 5/15/01 to 2/15/26; Market value -- $71,724,401)
                        (Cost -- $70,318,000)                                  70,318,000
=========================================================================================
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $1,403,100,453**)                           $1,317,941,133
=========================================================================================

 +   Face amount in U.S. dollars unless otherwise indicated.

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)  Security is segregated for open forward foreign currency contracts.

(d)  Variable rate security.

(e)  Non-income producing security.

 #   Security is issued with attached warrants.

**   Aggregate cost for Federal income tax purposes is substantially the same.

         Currency abbreviations used in this schedule:
         ---------------------------------------------
         CAD -- Canadian Dollar

         DEM  - German Mark

         EUR -- Euro

         GBP -- British Pound

         See page 20 for definitions of ratings.

                       See Notes to Financial Statements.

19   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Bond Ratings (unaudited)

 The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC -- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Baa" through "Ca", where 1 is the highest and 3 the lowest rating within its generic category.

Baa -- Bonds rated "Baa" are considered to be medium grade obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well characterize bonds in this class.

B -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

20   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Statement of Assets and Liabilities (unaudited)                 January 31, 2001

ASSETS:
         Investments, at value (Cost -- $1,403,100,453)         $ 1,317,941,133
         Cash                                                               949
         Receivable for Fund shares sold                              7,880,549
         Receivable for securities sold                               1,215,731
         Receivable for open forward foreign currency
         contracts (Note 8)                                             116,660
         Dividends and interest receivable                           30,287,580
-------------------------------------------------------------------------------
         Total Assets                                             1,357,442,602
-------------------------------------------------------------------------------
LIABILITIES:
         Payable for securities purchased                             6,099,114
         Payable for open forward foreign currency
         contracts (Note 8)                                             637,645
         Investment advisory fee payable                                521,481
         Administration fee payable                                     210,459
         Distribution fees payable                                      123,126
         Payable for Fund shares purchased                               99,524
         Accrued expenses                                               377,407
-------------------------------------------------------------------------------
         Total Liabilities                                            8,068,756
-------------------------------------------------------------------------------
Total Net Assets                                                 $1,349,373,846
===============================================================================
NET ASSETS:
         Par value of shares of beneficial interest              $      153,199
         Capital paid in excess of par value                      1,769,152,759
         Undistributed net investment income                          7,021,634
         Accumulated net realized loss from security
         transactions and foreign currencies                       (341,318,503)
         Net unrealized depreciation of investments
         and foreign currencies                                     (85,635,243)
--------------------------------------------------------------------------------
Total Net Assets                                                 $1,349,373,846
===============================================================================
Shares Outstanding:
         Class A                                                     45,360,857
-------------------------------------------------------------------------------
         Class B                                                     59,947,790
-------------------------------------------------------------------------------
         Class L                                                     14,584,404
-------------------------------------------------------------------------------
         Class Y                                                     33,296,538
-------------------------------------------------------------------------------
         Class Z                                                          9,247
-------------------------------------------------------------------------------
Net Asset Value:
         Class A (and redemption price)                                   $8.80
-------------------------------------------------------------------------------
         Class B *                                                        $8.81
-------------------------------------------------------------------------------
         Class L **                                                       $8.82
-------------------------------------------------------------------------------
         Class Y (and redemption price)                                   $8.82
-------------------------------------------------------------------------------
         Class Z (and redemption price)                                   $8.74
-------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
         Class A (net asset value plus 4.71% of net asset value
         per share)                                                       $9.21
-------------------------------------------------------------------------------
         Class L (net asset value plus 1.01% of net asset value
         per share)                                                       $8.91
===============================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

21   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Statement of Operations (unaudited)    For the Six Months Ended January 31, 2001

INVESTMENT INCOME:
         Interest                                                 $  79,530,848
         Dividends                                                      292,930
-------------------------------------------------------------------------------
         Total Investment Income                                     79,823,778
-------------------------------------------------------------------------------
EXPENSES:
         Investment advisory fee (Note 2)                             3,264,110
         Distribution fees (Note 2)                                   2,947,428
         Administration fee (Note 2)                                  1,305,644
         Shareholder and system servicing fees                          413,568
         Shareholder communications                                      83,886
         Custody                                                         40,686
         Registration fees                                               25,169
         Pricing fees                                                    22,072
         Audit and legal                                                 17,190
         Trustees' fees                                                  11,251
         Other                                                            8,204
-------------------------------------------------------------------------------
         Total Expenses                                               8,139,208
-------------------------------------------------------------------------------
Net Investment Income                                                71,684,570
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 8):
         Realized Gain (Loss) From:
          Security transactions (excluding short-term securities)   (96,295,729)
          Foreign currency transactions                               2,252,378
-------------------------------------------------------------------------------
         Net Realized Loss                                          (94,043,351)
-------------------------------------------------------------------------------
         Change in Net Unrealized Depreciation of Investments and
          Foreign Currencies:
          Beginning of period                                       (89,854,708)
          End of period                                             (85,635,243)
-------------------------------------------------------------------------------
         Decrease in Net Unrealized Depreciation                      4,219,465
-------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                      (89,823,886)
-------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $(18,139,316)
===============================================================================
                       See Notes to Financial Statements.

22   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Statements of Changes in Net Assets

For the Six Months Ended January 31, 2001 (unaudited) and the Year Ended July 31, 2000

                                                                                   2001                 2000
================================================================================================================
OPERATIONS:

         Net investment income                                             $     71,684,570      $   150,320,509
         Net realized loss                                                      (94,043,351)        (100,785,621)
         (Increase) decrease in net unrealized depreciation                       4,219,465          (34,720,989)
----------------------------------------------------------------------------------------------------------------
         Increase (Decrease) in Net Assets From Operations                      (18,139,316)          14,813,899
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

         Net investment income                                                  (70,382,844)        (144,754,864)
----------------------------------------------------------------------------------------------------------------
         Decrease in Net Assets From Distributions to Shareholders              (70,382,844)        (144,754,864)
----------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
         Net proceeds from sale of shares                                       414,622,393        1,074,822,409
         Net asset value of shares issued for reinvestment of dividends          25,801,822           56,438,761
         Cost of shares reacquired                                             (398,681,598)      (1,270,542,773)
----------------------------------------------------------------------------------------------------------------
         Increase (Decrease) in Net Assets From Fund Share Transactions          41,742,617         (139,281,603)
----------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                          (46,779,543)        (269,222,568)

NET ASSETS:
         Beginning of period                                                  1,396,153,389        1,665,375,957
----------------------------------------------------------------------------------------------------------------
         End of period*                                                      $1,349,373,846       $1,396,153,389
================================================================================================================
* Includes undistributed net investment income of:                               $7,021,634           $3,467,530
================================================================================================================

                       See Notes to Financial Statements.

23   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies

The Smith Barney High Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney Convertible Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) gains or losses on the sale of securities are recorded by using the specific identification method;
(i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of the relative net assets; (k) the character of income and gain to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $9,861,336 was reclassified to paid in capital. Net investment income, net realized gains and net assets were not affected by this change; (l) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled. The Fund from time to time may also enter into options and/or futures contracts to hedge market risk.

2. Investment Advisory Agreement, Administration Agreement and
Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

24   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended January 31, 2001, the Fund paid transfer agent fees of $362,817 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the six months ended January 31, 2001, SSB and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2001, SSB received sales charges of $456,000 and $168,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                                 Class A     Class B    Class L
================================================================================
CDSCs                                             $5,000     $518,000   $9,000
================================================================================
Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the six months ended January 31, 2001, total Distribution Plan fees incurred were:

                                             Class A      Class B      Class L
================================================================================
Distribution Plan Fees                      $479,958    $2,063,301    $404,169
================================================================================
All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the six months ended January 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                        $ 444,855,778
--------------------------------------------------------------------------------
Sales                                                              449,132,454
================================================================================
At January 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                   $  43,887,956
Gross unrealized depreciation                                    (129,047,276)
--------------------------------------------------------------------------------
Net unrealized depreciation                                     $ (85,159,320)
================================================================================
4. Capital Loss Carryforward

At July 31, 2000, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $159,625,000 available, to offset future realized capital gains. To the extent that these capital carryforward losses are used to offset realized capital gains, it is probable that the gains so offset will not be distributed. The following capital loss carryforward amounts expire on July 31 in the year indicated below:

                                                                  Carryforward
Year                                                                 Amounts
================================================================================
2003                                                               $13,404,000
2004                                                                23,360,000
2007                                                                25,768,000
2008                                                                97,093,000
================================================================================
5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial

25   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders
margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At January 31, 2001, the Fund had no open futures contracts.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 2001, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

For the six months ended January 31, 2001, the Fund did not enter into any written covered call or put option contracts.

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

26   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

8. Forward Foreign Currency Contracts

At January 31, 2001, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The net unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                        Local         Market      Settlement   Unrealized
Foreign Currency      Currency        Value          Date      Gain (Loss)
==========================================================================
To Sell:
British Pound        6,659,835    $  9,831,248     6/22/01     $ 110,280
Canadian Dollar     14,167,238       9,300,176      6/8/01      (138,922)
Euro                13,735,318      12,305,471     6/15/01      (498,723)
Euro                   508,750         480,642     6/15/01         6,380
--------------------------------------------------------------------------
Net Unrealized Loss on Forward Foreign Currency Contracts      $(520,985)
==========================================================================
9. Shares of Beneficial Interest

At January 31, 2001, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

At January 31, 2001, total paid-in capital amounted to the following for each class:


                             Class A        Class B        Class L       Class Y        Class Z
================================================================================================
Total Paid-in Capital     $481,004,798   $813,305,932   $151,265,595   $321,375,949   $2,353,684
================================================================================================

Transactions in shares of each class were as follows:

                                         Six Months Ended                        Year Ended
                                         January 31, 2001                      July 31, 2000
                                  -----------------------------       -------------------------------
                                     Shares           Amount             Shares             Amount
=====================================================================================================
Class A
Shares sold                        25,596,801     $ 233,532,566        71,410,664      $ 700,135,130
Shares issued on reinvestment       1,235,164        10,762,774         2,249,761         22,080,663
Shares reacquired                 (25,181,312)     (231,620,327)      (77,889,493)      (766,467,833)
-----------------------------------------------------------------------------------------------------
Net Increase (Decrease)             1,650,653     $  12,675,013        (4,229,068)     $ (44,252,040)
=====================================================================================================
Class B
Shares sold                         5,427,842     $  47,573,488         9,472,131      $  94,239,529
Shares issued on reinvestment       1,285,900        11,230,604         2,735,790         26,901,250
Shares reacquired                 (11,895,697)     (104,338,349)      (26,398,627)      (261,819,544)
-----------------------------------------------------------------------------------------------------
Net Decrease                       (5,181,955)    $ (45,534,257)      (14,190,706)     $(140,678,765)
=====================================================================================================
Class L
Shares sold                         3,665,819     $  32,243,715         5,922,929      $  59,236,088
Shares issued on
reinvestment                          338,565         2,958,729           624,506          6,148,218
Shares reacquired                  (2,358,822)      (20,718,365)       (7,414,113)       (74,061,708)
-----------------------------------------------------------------------------------------------------
Net Increase (Decrease)             1,645,562     $  14,484,079          (866,678)     $  (8,677,402)
=====================================================================================================

27   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders


                                         Six Months Ended                        Year Ended
                                         January 31, 2001                      July 31, 2000
                                  -----------------------------      -------------------------------
                                     Shares           Amount            Shares             Amount
====================================================================================================
Class Y
Shares sold                       11,611,962      $ 101,269,470      22,286,558        $ 221,211,662
Shares issued on reinvestment         99,181            847,814         131,214            1,303,951
Shares reacquired                 (4,459,546)       (42,004,557)    (16,880,979)        (168,183,050)
----------------------------------------------------------------------------------------------------
Net Increase                       7,251,597      $  60,112,727       5,536,793        $  54,332,563
====================================================================================================
Class Z
Shares sold                               --      $          --              --        $          --
Shares issued on reinvestment            230              1,901             492                4,679
Shares reacquired                         --                 --          (1,065)             (10,638)
----------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  230      $       1,901            (573)       $      (5,959)
====================================================================================================

28   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class A Shares                              2001(1)(2)    2000(2)    1999(2)      1998          1997         1996
==================================================================================================================
Net Asset Value, Beginning of Period         $9.43       $10.30      $11.74       $11.82       $10.98       $11.10
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.51         1.04        1.00         1.02         1.09         1.08
 Net realized and unrealized gain (loss)     (0.65)       (0.95)      (1.44)       (0.01)        0.83        (0.12)
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (0.14)        0.09       (0.44)        1.01         1.92         0.96
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.49)       (0.96)      (0.99)       (1.09)       (1.08)       (1.08)
 Capital                                        --           --       (0.01)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.49)       (0.96)      (1.00)       (1.09)       (1.08)       (1.08)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $8.80      $  9.43      $10.30       $11.74       $11.82       $10.98
------------------------------------------------------------------------------------------------------------------
Total Return                                 (1.28)%++     0.93%      (3.65)%       8.85%       18.31%        8.95%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $398,979     $412,333    $493,725     $512,294     $424,087     $341,040
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     1.06%+       1.08%       1.05%        1.05%        1.06%        1.10%
 Net investment income                       11.50+       10.43        9.24         8.61         9.57         9.65
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         37%          65%         96%         102%          78%          72%
==================================================================================================================

(1)  For the six months ended January 31, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

29   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class B Shares                             2001(1)(2)     2000(2)       1999(2)        1998        1997            1996
=========================================================================================================================
Net Asset Value, Beginning of Period         $9.44       $10.31        $11.75         $11.83      $10.99           $11.11
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.49         0.98          0.95           0.96        1.03             1.02
 Net realized and unrealized gain (loss)     (0.65)       (0.94)        (1.44)         (0.01)       0.83            (0.12)
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (0.16)        0.04         (0.49)          0.95        1.86             0.90
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.47)       (0.91)        (0.94)         (1.03)       (1.02)          (1.02)
 Capital                                        --           --         (0.01)            --           --              --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.47)       (0.91)        (0.95)         (1.03)        (1.02)         (1.02)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $8.81      $  9.44        $10.31         $11.75        $11.83         $10.99
-------------------------------------------------------------------------------------------------------------------------
Total Return                                 (1.56)%++     0.40%        (4.15)%         8.34%        17.72%          8.41%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $527,947     $614,996      $817,382       $859,472      $680,916       $560,031
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     1.57%+       1.57%         1.55%          1.55%         1.55%          1.59%
 Net investment income                       10.98+        9.87          8.75           8.11          9.07           9.16
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         37%         65%            96%           102%           78%            72%
=========================================================================================================================

(1)  For the six months ended January 31, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

30   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class L Shares                              2001/(1)(2)/  2000/(2)/    1999/(2)/    1998(/3)/       1997         1996
======================================================================================================================
Net Asset Value, Beginning of Period         $9.46        $10.32       $11.76        $11.84        $11.00       $11.11
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.49          0.99         0.96          0.97          1.04         1.03
 Net realized and unrealized gain (loss)     (0.66)        (0.94)       (1.45)        (0.01)         0.83        (0.11)
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (0.17)         0.05        (0.49)         0.96          1.87         0.92
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.47)        (0.91)       (0.94)        (1.04)        (1.03)       (1.03)
 Capital                                        --            --        (0.01)           --            --           --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.47)        (0.91)       (0.95)        (1.04)        (1.03)       (1.03)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $8.82         $9.46       $10.32        $11.76        $11.84       $11.00
----------------------------------------------------------------------------------------------------------------------
Total Return                                 (1.63)%++      0.57%       (4.08)%        8.38%        17.77%        8.56%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $128,647      $122,367     $142,477       $92,946       $44,444      $21,049
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     1.50%+        1.51%        1.48%         1.48%         1.48%        1.51%
 Net investment income                       11.09+         9.96         8.84          8.15          9.14         9.23
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         37%           65%          96%          102%           78%          72%
======================================================================================================================

(1)  For the six months ended January 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  On June 12, 1998, Class C shares were renamed Class L shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

31   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class Y Shares                          2001/(1)(2)/  2000/(2)/   1999/(2)/        1998           1997         1996
=======================================================================================================================
Net Asset Value, Beginning of Period       $9.46       $10.33       $11.77         $11.84        $10.99       $11.10
-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.53         1.09         1.02           1.05          1.12         0.92
 Net realized and unrealized gain (loss)   (0.66)       (0.97)       (1.42)         (0.01)         0.84        (0.11)
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (0.13)        0.12        (0.40)          1.04          1.96         0.81
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.51)       (0.99)       (1.03)         (1.11)        (1.11)       (0.92)
 Capital                                      --           --        (0.01)            --            --           --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                        (0.51)       (0.99)       (1.04)         (1.11)        (1.11)       (0.92)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $8.82      $  9.46       $10.33         $11.77        $11.84       $10.99
-----------------------------------------------------------------------------------------------------------------------
Total Return                               (1.21)%++     1.29%       (3.33)%         9.18%        18.68%        9.32%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)        $293,720     $246,376     $211,693       $211,781      $139,269      $35,097
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   0.72%+       0.71%        0.72%          0.72%         0.73%        0.76%
 Net investment income                     11.93+       10.87         9.52           8.83          9.90         9.98
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       37%          65%          96%           102%           78%          72%
=======================================================================================================================

Class Z Shares                           2001/(1)(2)/    2000/(2)/    1999/(2)/    1998/(2)/    1997/(2)/    1996
=======================================================================================================================
Net Asset Value, Beginning of Period       $8.93       $10.29       $11.74         $11.80        $10.99       $11.09
-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.49         0.68         1.01           1.04          1.12         1.11
 Net realized and unrealized gain (loss)   (0.29)       (1.06)       (1.43)          0.01          0.80        (0.10)
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         0.20        (0.38)       (0.42)          1.05          1.92         1.01
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.39)       (0.98)       (1.02)         (1.11)        (1.11)       (1.11)
 Capital                                      --           --        (0.01)            --            --           --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                        (0.39)       (0.98)       (1.03)         (1.11)        (1.11)       (1.11)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $8.74      $  8.93       $10.29         $11.74        $11.80       $10.99
-----------------------------------------------------------------------------------------------------------------------
Total Return                                2.58%++     (3.88)%      (3.49)%         9.33%        18.29%        9.42%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $81          $81          $99           $107          $104       $7,158
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   0.93%+       4.46%        0.89%          0.85%         0.75%        0.77%
 Net investment income                     11.65+        7.00         9.28           8.82          9.88         9.98
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       37%          65%          96%           102%           78%          72%
=======================================================================================================================

(1)  For the six months ended January 31, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

32   Smith Barney High Income Fund   |   2001 Semi-Annual Report to Shareholders

Smith Barney
HIGH INCOME FUND

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi, CFA
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser
SSB Citi Fund Management LLC

Distributor
Salomon Smith Barney Inc.

Custodian
PFPC Trust Company

Transfer Agent
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney High Income Fund
--------------------------------------------------------------------------------
This report is submitted for general information of the shareholders of Smith Barney Income Funds--Smith Barney High Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2001 this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY HIGH INCOME FUND

Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

[LOGO OF SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.



FD2172  3/01

--------------------------------------------------------------------------------
                                  SMITH BARNEY

                              EXCHANGE RESERVE FUND

--------------------------------------------------------------------------------

             CLASSIC SERIES | SEMI-ANNUAL REPORT | JANUARY 31, 2001

                               [LOGO] Smith Barney

                                     Mutual Funds

                Your Serious Money. Professionally Managed.(SM)

--------------------------------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

================================================================================
                           A MESSAGE FROM THE CHAIRMAN
================================================================================

Since the 1970s, millions of investors worldwide have made money market funds a key part of their investment portfolios.

The interest earned from the Smith Barney Exchange Reserve Fund ("Fund") can be competitive to those offered by Certificates of Deposit ("CDs"),(1) but it provides easier access to your money in the form of daily liquidity. (Of course, interest rates are subject to change and the interest you may earn from the Fund will change as interest rates change.)

                               [PHOTO OMITTED]

                               HEATH B.
                               MCLENDON
                               CHAIRMAN

                               -----------------

Please note that your investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund may help you achieve your investment goal of current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high-quality, U.S. dollar denominated short-term debt securities, securities having remaining maturities of 397 days or less.

Portfolio manager Phyllis M. Zahorodny and her investment team seek to achieve the Fund's objective by using a system of fundamental credit analysis to build the Fund. And while no guarantees can be made, Phyllis and her team seek to limit the investments in securities of issuers that they believe present minimal credit risk and have maturities that are consistent with their outlook for interest rates.


Thank you for entrusting Citigroup Asset Management with the management of your assets.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

February 15, 2001

----------
(1) CD is a debt instrument issued by a bank that usually pays an interest rate set by competitive forces in the marketplace. CDs are insured up to $100,000 under the Federal Deposit Insurance Corporation (FDIC).

1   SMITH BARNEY EXCHANGE RESERVE FUND | 2001 SEMI-ANNUAL REPORT TO SHAREHOLDERS

DEAR SHAREHOLDER:

                               [PHOTO OMITTED]

                               PHYLLIS M.
                               ZAHORODNY

                               Vice President and

                               Investment Officer

We are pleased to provide the semi-annual report for the Smith Barney Exchange Reserve Fund ("Fund") for the period ended January 31, 2001. In this report we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope that you find this report to be useful and informative.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Summary

The chart below provides the yields for the Fund's Class B and L shares as of January 31, 2001:

                                       Seven-Day             Seven-Day
                                     Current Yield       Effective Yield(1)
                                     -------------       ---------------
            Class B                       4.79%                4.90%
            Class L                       4.76                 4.87

Market and Economic Review


During the first half of 2000, the Federal Reserve Board ("Fed") continued to raise interest rates to curb the robust growth of the U.S. economy and to fend off any threats of inflation. As a result, the Fed raised short-term interest rates from 5.50% to 6.50% on the overnight federal funds rate ("fed funds rate")(2) and maintained a bias toward inflation.

By the end of the summer, many signals indicated that the U.S. economy was

----------
(1) The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

(2) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

2   SMITH BARNEY EXCHANGE RESERVE FUND | 2001 SEMI-ANNUAL REPORT TO SHAREHOLDERS
returning to a more sustainable level of growth. Thereby, the Fed was on target for creating a "soft landing" for the economy. Since then however, several fundamental factors that drive the U.S. economy have turned negative. These include the acceleration of energy prices, low stock valuations, declining consumer confidence and deterioration in both the manufacturing and non-manufacturing sectors. These developments prompted the Fed to change its policy stance at its December 2000 Federal Open Market Committee ("FOMC")(3) meeting from a tightening bias to an easing bias because it no longer detected any threat of inflation.

On January 3, 2001, the Fed made a bold, inter-meeting adjustment in monetary policy by decreasing short-term interest rates by 50 basis points.(4) This move was prompted by the sharp plunge in consumer confidence, the continued erosion in the stock market and the continued weakness in the manufacturing sector. Despite this bold adjustment of interest rates, the FOMC members still believed that the "risks are weighted mainly toward conditions that may generate economic weakness in the foreseeable future."(5)

Then at the scheduled January 2001 FOMC meeting, policymakers lowered interest rates by an additional 50 basis points. We believe this rapid response by the Fed was deemed necessary since consumer and business confidence has continued to erode and rising energy prices have drained consumer purchasing power and added pressure on business profit margins.

In our view, we believe further interest rate cuts are likely in 2001. In our opinion, an aggressive response by the Fed may prevent a possible U.S. recession. We anticipate the simulative effect of the interest rate cuts to impact the U.S. economy during the second half of 2001. (Of course, no guarantees can be made that our expectations will be met.)

Portfolio Update

During the period, returns on money market securities have fallen and the short-term yield curve has inverted as a result of Fed easing and the anticipation of future reductions in interest rates.(6) Six months ago, one-year securities were yielding 6.80% and at the end of the period decreased to 5.00%.

----------
(3) The FOMC is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
(4)   A basis point is 0.01% or one one-hundredth of a percent.
(5)   Source: February 13, 2001, Fed Monetary Policy Report to Congress.
(6) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. An inverted yield curve is an unusual situation where short-term interest rates are higher than long-term rates.

3   SMITH BARNEY EXCHANGE RESERVE FUND | 2001 SEMI-ANNUAL REPORT TO SHAREHOLDERS

As of January 31, 2001, the Fund had 26 different issuers and the Fund's assets were invested as follows: 7.8% in government agencies, 17.4% in bank obligations and 74.2% in corporate commercial paper.

Two sectors of the economy that we are watching closely are telecommunications and automotive sectors. Such leaders as AT&T Corp., Lucent Technologies Inc. and Ford Motor Co. have come under pressure in their respective markets.

Thank you for investing in the Smith Barney Exchange Reserve Fund.

Sincerely,


/s/ Phyllis M. Zahorodny

Phyllis M. Zahorodny
Vice President and
Investment Officer

February 15, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to page 5 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of January 31, 2001 and is subject to change.

4   SMITH BARNEY EXCHANGE RESERVE FUND | 2001 SEMI-ANNUAL REPORT TO SHAREHOLDERS

================================================================================
Schedule of Investments (unaudited)                             January 31, 2001
================================================================================


    FACE                                                          ANNUALIZED
   AMOUNT                           SECURITY                         YIELD              VALUE
================================================================================================
FEDERAL AGENCY DISCOUNT NOTES -- 7.8%
$  3,900,000   Federal Home Loan Bank matures 2/7/01                   5.79%        $  3,896,250
   5,000,000   Federal Home Loan Mortgage Corp. matures 2/13/01        5.80            4,990,375
------------------------------------------------------------------------------------------------
               TOTAL FEDERAL AGENCY DISCOUNT NOTES
               (Cost -- $8,886,625)                                                    8,886,625
================================================================================================
COMMERCIAL PAPER -- 74.2%
   3,000,000   AIG Funding matures 3/1/01                              5.45            2,987,330
   3,510,000   Alcoa Inc. mature 2/7/01 to 2/9/01                  5.76 to 5.83        3,506,199
   5,000,000   American Express Credit Corp. matures 2/21/01           5.68            4,984,306
   2,000,000   BBL N.A. Funding Corp. matures 2/22/01                  5.74            1,993,350
   5,000,000   Bank of America matures 2/7/01                          5.80            4,995,192
   5,000,000   Bank of Nova Scotia matures 3/6/01                      6.27            4,971,583
   5,000,000   BCI Funding Corp. matures 2/2/01                        6.02            4,999,167
   5,000,000   Commerzbank U.S. Finance Inc. matures 4/2/01            5.41            4,955,333
   5,000,000   Dresdner U.S. Finance matures 3/29/01                   5.53            4,957,378
   5,000,000   Fortis Funding LLC matures 2/5/01                       6.42            4,996,456
   5,000,000   General Electric Capital International Funding
               matures 2/5/01                                          5.90            4,996,733
   5,000,000   Goldman, Sachs & Co. matures 2/9/01                     5.87            4,993,500
   5,000,000   ING U.S. Funding Corp. matures 2/6/01                   5.78            4,996,004
   3,000,000   J.P. Morgan Chase & Co. matures 2/5/01                  6.61            2,997,823
   5,000,000   Merrill Lynch & Co., Inc. matures 2/2/01                5.82            4,999,194
   3,000,000   Morgan Stanley Dean Witter & Co. matures 3/26/01        5.57            2,975,620
   2,000,000   Procter & Gamble Co. matures 3/7/01                     5.72            1,989,290
   4,000,000   Province de Quebec matures 2/16/01                      6.46            3,989,333
   5,000,000   Royal Bank of Canada matures 2/13/01                    5.71            4,990,500
   5,000,000   Union Bank of Switzerland Finance LLC matures 2/1/01    5.79            5,000,000
------------------------------------------------------------------------------------------------
               TOTAL COMMERCIAL PAPER
               (Cost -- $85,274,291)                                                  85,274,291
================================================================================================
REPURCHASE AGREEMENT -- 0.6%
     726,000   Morgan Stanley Dean Witter & Co. matures 2/1/01
               (Cost -- $726,000)                                      5.68              726,000
================================================================================================
TIME DEPOSITS -- 17.4%
   5,000,000   Bank of Montreal matures 2/1/01                         5.75            5,000,000
   5,000,000   BNP Paribas SA matures 2/1/01                           5.75            5,000,000
   5,000,000   Societe Generale matures 2/1/01                         5.75            5,000,000
   5,000,000   Westdeutsche Landesbank matures 2/1/01                  5.75            5,000,000
------------------------------------------------------------------------------------------------
               TOTAL TIME DEPOSITS
               (Cost -- $20,000,000)                                                  20,000,000
================================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $114,886,916)                                               $114,886,916
================================================================================================

                       See Notes to Financial Statements.

5   SMITH BARNEY EXCHANGE RESERVE FUND | 2001 SEMI-ANNUAL REPORT TO SHAREHOLDERS

================================================================================
Statement of Assets and Liabilities (unaudited)                 January 31, 2001
================================================================================

ASSETS:
  Investments, at amortized cost                                    $114,886,916
  Cash                                                                       916
  Interest receivable                                                     14,774
  Other assets                                                           280,070
--------------------------------------------------------------------------------
  Total Assets                                                       115,182,676
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                      243,499
  Investment advisory fee payable                                         31,570
  Administration fee payable                                              21,076
  Distribution fees payable                                               20,232
  Accrued expenses                                                        90,510
--------------------------------------------------------------------------------
  Total Liabilities                                                      406,887
--------------------------------------------------------------------------------
Total Net Assets                                                    $114,775,789
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                        $    114,796
  Capital paid in excess of par value                                114,660,993
--------------------------------------------------------------------------------
Total Net Assets                                                    $114,775,789
================================================================================
Shares Outstanding:
  Class B                                                             86,529,131
  ------------------------------------------------------------------------------
  Class L                                                             28,266,496
  ------------------------------------------------------------------------------
Net Asset Value, per class                                          $       1.00
================================================================================

                       See Notes to Financial Statements.

6   SMITH BARNEY EXCHANGE RESERVE FUND | 2001 SEMI-ANNUAL REPORT TO SHAREHOLDERS

================================================================================
Statement of Operations (unaudited)
================================================================================

For the Six Months Ended January 31, 2001

INVESTMENT INCOME:
  Interest                                                            $3,866,873
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 3)                                             295,476
  Investment advisory fee (Note 3)                                       177,286
  Administration fee (Note 3)                                            118,191
  Shareholder and system servicing fees                                   59,599
  Registration fees                                                       39,480
  Custody                                                                 21,380
  Audit and legal                                                         20,025
  Shareholder communications                                              14,720
  Trustees' fees                                                           5,888
  Other                                                                    8,740
--------------------------------------------------------------------------------
  Total Expenses                                                         760,785
--------------------------------------------------------------------------------
Net Investment Income                                                  3,106,088
--------------------------------------------------------------------------------
Net Realized Gain From Security Transactions                                 121
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                                $3,106,209
================================================================================

                       See Notes to Financial Statements.

7   SMITH BARNEY EXCHANGE RESERVE FUND | 2001 SEMI-ANNUAL REPORT TO SHAREHOLDERS

================================================================================
Statements of Changes in Net Assets

================================================================================

For the Six Months Ended January 31, 2001 (unaudited) and the Year Ended July 31, 2000


                                                                        2001               2000
======================================================================================================
OPERATIONS:
  Net investment income                                            $     3,106,088    $     7,092,409
  Net realized gain                                                            121                 --
------------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                 3,106,209          7,092,409
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                                 (3,106,088)        (7,092,409)
  Net realized gains                                                          (121)                --
------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders             (3,106,209)        (7,092,409)
------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares                                     206,760,610      1,240,092,344
  Net asset value of shares issued for reinvestment of dividends         2,729,535          5,949,909
  Cost of shares reacquired                                           (218,877,669)    (1,269,342,786)
------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share Transactions                   (9,387,524)       (23,300,533)
------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                  (9,387,524)       (23,300,533)
NET ASSETS:
  Beginning of period                                                  124,163,313        147,463,846
------------------------------------------------------------------------------------------------------
  End of period                                                    $   114,775,789    $   124,163,313
======================================================================================================

                       See Notes to Financial Statements.

8   SMITH BARNEY EXCHANGE RESERVE FUND | 2001 SEMI-ANNUAL REPORT TO SHAREHOLDERS

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Smith Barney Exchange Reserve Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other Funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) the Fund uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) interest income is recorded on an accrual basis; (d) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of the relative net assets of each class; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Dividends

The Fund declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date. Net realized gains, if any, are distributed annually.

9   SMITH BARNEY EXCHANGE RESERVE FUND | 2001 SEMI-ANNUAL REPORT TO SHAREHOLDERS

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

3. Investment Advisory Agreement, Administration
   Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended January 31, 2001, the Fund paid transfer agent fees of $43,645 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter declines by 1.00% per year until no CDSC is incurred. Class L shares have a 1.00% CDSC, which applies if redemption occurs within the first year from the date such investment was made.

For the six months ended January 31, 2001, CDSCs paid to SSB were approximately:

                                                        Class B          Class L
================================================================================
CDSCs                                                  $161,000         $ 15,000
================================================================================

Pursuant to a Distribution plan, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% of the average daily net assets for each class, respectively.

10  SMITH BARNEY EXCHANGE RESERVE FUND | 2001 SEMI-ANNUAL REPORT TO SHAREHOLDERS

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

For the six months ended January 31, 2001, total Distribution Plan fees incurred were:

                                                     Class B            Class L
================================================================================
Disbribution Plan Fees                               $225,234           $ 70,242
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Class B and L shares are available through exchange only, except that certain qualified and non-qualified retirement plans may make direct purchases. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Because the Fund has sold shares, issued shares as reinvestments of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

Transactions in shares of beneficial interest of the Fund were as follows:

                                              Six Months Ended      Year Ended
                                              January 31, 2001     July 31, 2000
================================================================================
Class B

Shares sold                                      76,127,266         653,749,502
Shares issued on reinvestment                     2,070,260           4,887,564
Shares reacquired                               (86,593,305)       (683,862,065)
--------------------------------------------------------------------------------
Net Decrease                                     (8,395,779)        (25,224,999)
================================================================================
Class L

Shares sold                                     130,633,344         586,342,842
Shares issued on reinvestment                       659,275           1,062,345
Shares reacquired                              (132,284,364)       (585,480,721)
--------------------------------------------------------------------------------
Net Increase (Decrease)                            (991,745)          1,924,466
================================================================================


11  SMITH BARNEY EXCHANGE RESERVE FUND | 2001 SEMI-ANNUAL REPORT TO SHAREHOLDERS

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:


Class B Shares                         2001(1)         2000        1999        1998          1997        1996
===============================================================================================================
Net Asset Value,
  Beginning of Period                  $  1.00       $  1.00     $  1.00     $  1.00       $  1.00     $  1.00
---------------------------------------------------------------------------------------------------------------
  Net investment income                  0.027         0.046       0.040       0.044         0.043       0.044
  Dividends from net investment
    income and realized gains           (0.027)       (0.046)     (0.040)     (0.044)       (0.043)     (0.044)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period $1.00   $  1.00       $  1.00     $  1.00     $  1.00       $  1.00
---------------------------------------------------------------------------------------------------------------
Total Return                              2.69%++       4.72%       4.05%       4.51%         4.43%       4.53%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of
  Period (millions)                    $    87       $    95     $   120     $    74       $   117     $   150
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                1.28%+        1.25%       1.18%       1.21%         1.16%       1.17%
  Net investment income                   5.27+         4.59        3.98        4.43          4.34        4.45
===============================================================================================================

Class L Shares                         2001(1)         2000        1999        1998(2)       1997        1996
===============================================================================================================
Net Asset Value,
  Beginning of Period                  $  1.00       $  1.00     $  1.00     $  1.00       $  1.00     $  1.00
---------------------------------------------------------------------------------------------------------------
  Net investment income                  0.026         0.046       0.040       0.044         0.043       0.044
  Dividends from net investment
    income and realized gains           (0.026)       (0.046)     (0.040)     (0.044)       (0.043)     (0.044)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $  1.00       $  1.00     $  1.00     $  1.00       $  1.00     $  1.00
---------------------------------------------------------------------------------------------------------------
Total Return                              2.67%++       4.68%       4.04%       4.52%         4.42%       4.51%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of
  Period (millions)                    $    28       $    29     $    27     $     9       $     6     $     9
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                1.32%+        1.26%       1.21%       1.21%         1.16%       1.17%
  Net investment income                   5.26+         4.59        3.95        4.43          4.34        4.39
===============================================================================================================

(1)   For the six months ended January 31, 2001 (unaudited).
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


12  SMITH BARNEY EXCHANGE RESERVE FUND | 2001 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
     SMITH BARNEY
EXCHANGE RESERVE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon,
  Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS

Heath B. McLendon
President and Investment
Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Phyllis M. Zahorodny
Vice President and
Investment Officer

Michele Mirabella, CFA
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISOR
AND ADMINISTRATOR

SSB Citi Fund Management LLC

DISTRIBUTORS

Salomon Smith Barney Inc.
PFSDistributors, Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund

--------------------------------------------------------------------------------

This report is submitted for general information of the shareholders of Smith Barney Income Funds -- Smith Barney Exchange Reserve Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY EXCHANGE RESERVE FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
       --------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD2388 3/01

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                             TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

             CLASSIC SERIES | SEMI-ANNUAL REPORT | JANUARY 31, 2001

                [LOGO] Smith Barney
                       Mutual Funds

                Your Serious Money. Professionally Managed.(SM)

            -------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
            -------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[PHOTO OMITTED]

JOSEPH P. DEANE
PORTFOLIO MANAGER

[LOGO] Classic Series

--------------------------------------------------------------------------------

Semi-Annual Report o January 31, 2001

SMITH BARNEY
TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
JOSEPH P. DEANE
--------------------------------------------------------------------------------

Joseph P. Deane has more than 30 years of securities business experience and has been managing the Fund since its inception.

Education: BA in History from Iona College

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks to maximize total return consisting of capital appreciation and income by investing primarily in securities issued by the U.S. government, its agencies and instrumentalities and high-grade mortgage-related securities. It also invests in investment-grade corporate debt, taxable municipals and asset-backed securities.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
February 27, 1998

MANAGER TENURE
--------------------------------------------------------------------------------
Since Inception

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
30 Years

                             CLASS A           CLASS B          CLASS L
--------------------------------------------------------------------------------
NASDAQ                        TRBAX             TRBBX            SBTLX
--------------------------------------------------------------------------------
INCEPTION                    2/27/98           2/27/98          2/27/98
--------------------------------------------------------------------------------

Average Annual Total Returns as of January 31, 2001

                                                 Without Sales Charges(1)

                                           Class A        Class B        Class L
--------------------------------------------------------------------------------
Six-Month+                                   8.35%          7.98%          8.00%
--------------------------------------------------------------------------------
One-Year                                    13.35          12.76          12.81
--------------------------------------------------------------------------------
Since Inception++                            4.25           3.69           3.74
--------------------------------------------------------------------------------

                                                   With Sales Charges(2)

                                           Class A        Class B        Class L
--------------------------------------------------------------------------------
Six-Month+                                  3.45%          3.48%           5.97%
--------------------------------------------------------------------------------
One-Year                                    8.26           8.26           10.73
--------------------------------------------------------------------------------
Since Inception++                           2.62           2.78            3.37
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++    Inception date for Class A, B and L shares is February 27, 1998.

--------------------------------------------------------------------------------

What's Inside

A Message from the Chairman ...............................................    1

Shareholder Letter ........................................................    2

Historical Performance ....................................................    5

Fund at a Glance ..........................................................    7

Schedule of Investments ...................................................    8

Statement of Assets and Liabilities .......................................   12

Statement of Operations ...................................................   13

Statements of Changes in Net Assets .......................................   14

Notes to Financial Statements .............................................   15

Financial Highlights ......................................................   19

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(SM)

  ----------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
  ----------------------------------------------------------------------------

================================================================================
                          A MESSAGE FROM THE CHAIRMAN
================================================================================

[PHOTO OMITTED]

HEATH B. MCLENDON
CHAIRMAN

The year 2001 has begun as a period of transition and consolidation for U.S. securities markets. The bond markets in particular have witnessed a dramatic change over the past year, reflecting a shift in Federal Reserve Board ("Fed") policy from monetary tightening to easing. The stock market's volatility continues to make headlines, and some investors have moved more of their assets into bonds--attracted by the potential of a steady stream of interest income.

In addition, many corporations continue to experience negative earnings pressure as business has slowed, inventories are being reduced and excess capacity weighs on margins. In January, the Fed reduced interest rates by cutting the federal funds rate ("fed funds rate")(1) twice, for a total decrease of 1%. Even though recent economic indicators have hinted at a rising level of inflation, today's worsening financial environment would seem to suggest that the Fed will continue its easing course. The problems that plagued a number of corporate bond issuers last year--especially in the high-yield sector--appear to us to be well on their way to being worked out. All these factors may serve to build a framework that could well lead to improved profitability and perhaps even recovery in the latter half of 2001.

The Smith Barney Total Return Bond Fund ("Fund"), which seeks to maximize total return, we believe represents an opportunity for investors to take advantage of the benefits of investing primarily in, but not limited to, securities issued by the U.S. government, its agencies and instrumentalities, and high-grade mortgage-related securities. When allocating the Fund's investments among different asset classes, portfolio manager Joseph P. Deane and his investment team carefully take into consideration economic and market conditions as well as the relative risks and opportunities of these different types of bonds.

As the global economy strives to reach a new equilibrium, it has become more important than ever to choose an investment manager you trust. When you invest with Citigroup Asset Management, you have access to the experience and resources of one of the world's largest and most well respected financial institutions.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

February 27, 2001

----------
(1) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


1  Smith Barney Total Return Bond Fund | 2001 Semi-Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney Total Return Bond Fund ("Fund") for the period ended January 31, 2001. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Performance Update

For the six months ended January 31, 2001, the Fund's Class A shares, without and with sales charges, returned 8.35% and 3.45%, respectively. In comparison, the Merrill Lynch U.S. Corporate & Government 10+ Years Index ("Merrill Index")(1) returned 9.12% for the same period. Moreover, during the period, the Fund distributed income dividends totaling $0.39 per Class A share. Past performance is not indicative of future results.

Market Review

During the period, the bond market has performed relatively well. We have observed periods of rallies in anticipation of further easing of monetary policy by the Federal Reserve Board ("Fed"). The bond market has been steady from the perspective of the U.S. Treasury market with the 30-year U.S. Treasury bond yielding between 5.4% and 5.9% during the period. In the near term, we expect the Fed to continue to ease short-term interest rates. Specifically, we think the high-grade(2) bond market should head higher between now and June 2001.

The Fed reduced short-term interest rates twice thus far in 2001 in an effort to boost economic activity, lowering interest rates on January 3 and January 31, 2001 by 50 basis points(3) each time. While the lowering of interest rates by the Fed did not come as a big surprise in light of recent market conditions, the magnitude of the interest rate cuts was somewhat unanticipated. The last time the Fed reduced the federal funds rate ("fed funds rate")(4) target by a full 50 basis points in a single stroke was July 1992, the first year of economic recovery after the 1990 to 1991 recession.

In our view, a 100-basis-point reduction in interest rates is not massive when compared to past interest rate shifts. But we think it's worth noting that this was the largest interest rate adjustment in one calendar month since Fed Chairman Alan Greenspan took the helm of the central bank in 1987. Prior to this past month, the largest amount that Greenspan had adjusted interest rates within a month period was 75 basis points. So it is clear to us the speed of these interest rate cuts has been unprecedented in the otherwise incrementalist Greenspan Fed. In our view, the door is still open for further interest rate cuts to spur U.S. economic growth. In fact, we expect further interest rate cuts at the next Federal Open Market Committee ("FOMC")(5) meeting in March 2001. (Of course there are no guarantees that this in fact will occur.)

----------
(1) The Merrill Index is a broad measure of the performance of U.S. government and corporate fixed-rate debt issues with maturities greater than 10 years. Please note that an investor cannot invest directly in an index.
(2) High-grade bonds are those rated triple-A or double-A by Standard & Poor's Ratings Service or Moody's Investors Service, Inc. or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.
(3)   A basis point is 0.01% or one one-hundredth of a percent.
(4) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(5) FOMC is a policy-making body of the Federal Reserve System, the U.S. Central Bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.


2  Smith Barney Total Return Bond Fund | 2001 Semi-Annual Report to Shareholders

Greenspan has warned that U.S. economic growth has slowed substantially and downside risks may predominate in the coming months. But Greenspan was also quick to point out signs that the U.S. economy may emerge quickly from the slowdown. Greenspan recently released new Fed projections that U.S. annual Gross Domestic Product ("GDP")(6) growth would slow to about 2.0% to 2.5% this year, forecasting a substantial slowdown for 2001. These statistics are well below the Fed's forecasts last July of as much as a 3.75% annual advance in GDP.

We think the U.S. economic slowdown has triggered inventory imbalances by businesses and has somewhat diminished consumer confidence. However, we are reassured that despite weakness in consumer confidence, as measured by the Consumer Price Index ("CPI"), (7) levels remain commensurate with those historically compatible with economic growth.

Following the recent Fed easing, the immediate reaction in the stock market was certainly favorable, but the reaction in the bond market was notably less euphoric. We think the reason may be that bond investors had been anticipating a Fed interest rate action sooner or later and bond prices had been rallying for several weeks. When the Fed actually reduced the fed funds rate target, investors were ready for profit taking.

Investment Strategy

We seek to provide shareholders with high total return potential by investing primarily in taxable U.S. bonds. Our investment process involves:

      1.    Reflecting on key market factors such as:

            .     U.S. economic indicators;
            .     Inflation;
            .     Fed monetary policy; and
            .     The relative strength of the U.S. dollar.

      2. Seeking to project the direction of interest rates as a foundation for structuring the portfolio's average maturity; and

      3. Attempting to select bonds likely to either experience significant price appreciation when interest rates fall or sustain less-than-average price depreciation when interest rates rise.

The Fund's investment strategy going forward will be three-fold:

      .     We see value at the long end of the yield curve(8) and are lengthening maturities in the portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S.
            Treasuries;
      .     We are focusing on investing in high-grade issues; and
      .     We are investing in discount paper because this is where we believe we can obtain the best value.

As of January 31, 2001, 95.6% of the Fund's holdings were rated investment-grade,(9) with about 46.6% of the Fund invested in AAA/Aaa-rated bonds, the highest possible rating.

----------
(6) GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments, and net exports of goods and services.
(7) The CPI measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, utilities, clothing, entertainment and medical care.
(8) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
(9) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.


3  Smith Barney Total Return Bond Fund | 2001 Semi-Annual Report to Shareholders

Market Outlook

During the period the bond market experienced a slight surge in anticipation of future Fed easing, and we believe that a bond market rally may be under way by the end of the first quarter of 2001. We expect lower interest rates to bring the U.S. economy in for a "soft landing." With the end of the presidential election, we think we have gained a much clearer insight into the political environment that confronts the bond market. In general, it is relatively benign compared to prior years. In the near term, we think the bond market may be influenced by two factors: further Fed actions and President Bush's tax package, the latter of which should be making its way through Congress by April or May 2001.

While debates on "hard" versus "soft landings" may continue, the consensus is that the U.S. economy has slowed considerably and may continue to do so until the Fed's monetary easing takes hold. The general rule for many investment professionals is approximately a 12-month lag from the time the Fed eases until we see substantial economic improvement. In our opinion, this leaves open the possibility of a Fed bias towards easing and lower interest rates over the next several months. In short, we are bullish on municipal bonds in the coming months.

Thank you for investing in the Smith Barney Total Return Bond Fund.

Sincerely,


/s/ Joseph P. Deane

Joseph P. Deane
Vice President and Investment Officer


February 27, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, the information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's holdings in various sectors will remain the same. Please refer to pages 8 and 9 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of January 31, 2001 and is subject to change.


4  Smith Barney Total Return Bond Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                                  Net Asset Value
                            --------------------------
                              Beginning        End        Income        Total
Period Ended                  of Period     of Period    Dividends    Returns(1)
================================================================================
1/31/01                        $10.34         $10.80      $0.39         8.35%+
--------------------------------------------------------------------------------
7/31/00                         10.67          10.34       0.68         3.40
--------------------------------------------------------------------------------
7/31/99                         11.53          10.67       0.68        (1.79)
--------------------------------------------------------------------------------
Inception* -- 7/31/98           11.46          11.53       0.23         2.64+
================================================================================
  Total                                                   $1.98
================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                                  Net Asset Value
                            --------------------------
                              Beginning        End        Income        Total
Period Ended                  of Period     of Period    Dividends    Returns(1)
================================================================================
1/31/01                        $10.34         $10.79      $0.36         7.98%+
--------------------------------------------------------------------------------
7/31/00                         10.67          10.34       0.62         2.83
--------------------------------------------------------------------------------
7/31/99                         11.53          10.67       0.62        (2.29)
--------------------------------------------------------------------------------
Inception* -- 7/31/98           11.46          11.53       0.21         2.48+
================================================================================
  Total                                                   $1.81
================================================================================

================================================================================
Historical Performance -- Class L Shares
================================================================================

                                  Net Asset Value
                            --------------------------
                              Beginning        End        Income        Total
Period Ended                  of Period     of Period    Dividends    Returns(1)
================================================================================
1/31/01                        $10.34         $10.79      $0.36         8.00%+
--------------------------------------------------------------------------------
7/31/00                         10.67          10.34       0.63         2.89
--------------------------------------------------------------------------------
7/31/99                         11.53          10.67       0.62        (2.24)
--------------------------------------------------------------------------------
Inception* -- 7/31/98           11.46          11.53       0.21         2.49+
================================================================================
  Total                                                   $1.82
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

5  Smith Barney Total Return Bond Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Average Annual Total Returns
================================================================================

                                                   Without Sales Charges(1)
                                              ----------------------------------
                                              Class A      Class B      Class L
================================================================================
Six Months Ended 1/31/01+                      8.35%         7.98%        8.00%
--------------------------------------------------------------------------------
Year Ended 1/31/01                            13.35         12.76        12.81
--------------------------------------------------------------------------------
Inception* through 1/31/01                     4.25          3.69         3.74
================================================================================

                                                     With Sales Charges(1)
                                              ----------------------------------
                                              Class A      Class B      Class L
================================================================================
Six Months Ended 1/31/01+                      3.45%         3.48%        5.97%
--------------------------------------------------------------------------------
Year Ended 1/31/01                             8.26          8.26        10.73
--------------------------------------------------------------------------------
Inception* through 1/31/01                     2.62          2.78         3.37
================================================================================

================================================================================
Cumulative Total Returns
================================================================================

                                                  Without Sales Charges(1)
================================================================================
Class A (Inception* through 1/31/01)                       12.95%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/01)                       11.18
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/01)                       11.34
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 4.50% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

*     Inception date for Class A, B and L shares is February 27, 1998.

+ Total return is not annualized, as it may not be representative of the total return for the year.


6  Smith Barney Total Return Bond Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Smith Barney Total Return Bond Fund at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A, B and L Shares of the Smith Barney Total Return Bond Fund vs. Merrill Lynch U.S. Corporate & Government 10+ Years Index+

--------------------------------------------------------------------------------
                          February 1998 -- January 2001

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

                                                                  Merrill Lynch
                                                                  U.S. Corporate
               Class A Shares   Class B Shares   Class L Shares    & Government
               --------------   --------------   --------------    ------------
   Feb 1998         9550             10000             9896           10000
  July 1998         9803              9798            10044           10521
   Jan 1999        10220             10207            10451           11303
  July 1999         9628              9640             9916            9915
   Jan 2000         9516              9503             9766            9884
  July 2000         9955             10267            10203           10612
Jan 31 2001        10787             10835            11019           11579

+ The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 27, 1998 (inception date), assuming deduction of the maximum sales charge of 4.50% and 1.00% at the time of investment for Class A and L shares, respectively; the deduction of the 4.50% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at the net asset value through January 31, 2001. The Merrill Lynch U.S. Corporate & Government 10+ Years Index is a total return index consisting of U.S. government agencies, Treasury securities and all investment-grade corporate-debt securities with maturities of ten years or more. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
                          Industry Diversification*++
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

       2.9%    Aerospace/Defense
      11.6%    Automotive
       7.7%    Chemicals
      14.5%    Diversified Manufacturing
      11.0%    Energy
       7.9%    Food
      20.7%    Insurance
       3.1%    Machinery
       9.6%    Retail
      11.0%    Telecommunications
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Investment Breakdown**++
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                    51.4%     Corporate Bonds & Notes
                     0.5%     Repurchase Agreement
                    48.1      Municipal Bonds

--------------------------------------------------------------------------------

*     As a percentage of total corporate bonds and notes.
**    As a percentage of total investments.
++ Please note that the Fund's holdings are as of January 31, 2001 and are subject to change.


7  Smith Barney Total Return Bond Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                             January 31, 2001
================================================================================

   FACE
  AMOUNT     RATING(a)                             SECURITY                                                  VALUE
=====================================================================================================================
CORPORATE BONDS & NOTES -- 51.4%
Aerospace/Defense -- 1.5%
$ 1,500,000     A+    United Technologies Corp., Debentures, 8.750% due 3/1/21                           $  1,788,750
---------------------------------------------------------------------------------------------------------------------
Automotive -- 5.9%
  4,775,000     A     Ford Motor Co., Debentures, 8.875% due 1/15/22                                        5,407,688
  1,480,000     A     General Motors Corp., Debentures, 9.400% due 7/15/21                                  1,766,750
---------------------------------------------------------------------------------------------------------------------
                                                                                                            7,174,438
---------------------------------------------------------------------------------------------------------------------
Chemicals -- 4.0%
  5,000,000     BB    Lyondell Chemical Co., Debentures, 9.800% due 2/1/20                                  4,775,000
---------------------------------------------------------------------------------------------------------------------
Diversified Manufacturing -- 7.4%
  6,670,000     Baa2* FMC Corp., Medium-Term Notes, Series A, 7.000% due 5/15/08                            6,503,250
  2,475,000     A     Philip Morris Cos. Inc., Debentures, 7.750% due 1/15/27                               2,475,000
---------------------------------------------------------------------------------------------------------------------
                                                                                                            8,978,250
---------------------------------------------------------------------------------------------------------------------
Energy -- 5.7%
  4,775,000     Aa1*  Northern Illinois Gas Co., First Mortgage Bonds, 7.375% due 10/15/27                  4,673,531
  1,775,000     A     ONEOK, Inc., Debentures, 6.875% due 10/1/28                                           1,637,437
    500,000     A     Transocean Sedco Forex Inc., Debentures, 8.000% due 4/15/27                             530,000
---------------------------------------------------------------------------------------------------------------------
                                                                                                            6,840,968
---------------------------------------------------------------------------------------------------------------------
Food -- 4.1%
  5,775,000     A-    Tyson Foods, Inc., Notes, 7.000% due 5/1/18                                           4,887,094
---------------------------------------------------------------------------------------------------------------------
Insurance -- 10.6%
  6,425,000     Aa2*  Aetna Inc., Guaranteed Debentures, 7.625% due 8/15/26                                 6,425,000
  7,775,000     Baa1* CNA Financial Corp., Notes, 6.950% due 1/15/18                                        6,375,500
---------------------------------------------------------------------------------------------------------------------
                                                                                                           12,800,500
---------------------------------------------------------------------------------------------------------------------
Machinery -- 1.6%
  2,000,000     A+    Caterpillar Inc., Sr. Debentures, 6.625% due 7/15/28                                  1,935,000
---------------------------------------------------------------------------------------------------------------------
Retail -- 4.9%
    750,000     BBB-  J.C. Penney Co., Inc., Debentures, 7.650% due 8/15/16                                   472,500
  5,300,000     A-    Sears Roebuck Acceptance Corp., Notes, 7.500% due 10/15/27                            4,968,750
    500,000     A     Target Corp., Debentures, 6.750% due 1/1/28                                             481,875
---------------------------------------------------------------------------------------------------------------------
                                                                                                            5,923,125
---------------------------------------------------------------------------------------------------------------------
Telecommunications -- 5.7%
    500,000     AA-   BellSouth Capital Funding Corp., Debentures, 7.875% due 2/15/30                         555,000
  4,775,000     A1*   Motorola, Inc., Debentures, 6.500% due 11/15/28                                       4,118,438
  2,000,000     A+    Verizon Global Funding Corp., Bonds, 7.750% due 12/1/30+                              2,162,500
---------------------------------------------------------------------------------------------------------------------
                                                                                                            6,835,938
---------------------------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS & NOTES
                      (Cost -- $68,547,730)                                                                61,939,063
=====================================================================================================================
MUNICIPAL BONDS -- 48.1%
Arizona -- 3.9%
  4,700,000     AAA   Phoenix, AZ IDA Revenue, America West Arena, AMBAC-Insured,
                        7.125% due 12/1/21                                                                  4,735,250
---------------------------------------------------------------------------------------------------------------------
California -- 15.0%
  1,500,000     AAA   Los Angeles, CA Convention & Exhibition Center Authority Lease Revenue,
                        MBIA-Insured, Series A, 7.125% due 8/15/24                                          1,505,625

                       See Notes to Financial Statements.


8  Smith Barney Total Return Bond Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                 January 31, 2001
================================================================================

   FACE
  AMOUNT     RATING(a)                             SECURITY                                                  VALUE
=====================================================================================================================
California -- 15.0% (continued)
$ 7,980,000     AAA   Monrovia, CA Redevelopment Agency, Tax Allocation (Center Redevelopment
                        Project), AMBAC-Insured, Series A, 7.050% due 5/1/29                             $  7,870,275
  5,000,000     AAA   Oakland, CA Revenue, 1800 Harrison Foundation, AMBAC-Insured, Series A,
                        8.500% due 1/1/29                                                                   5,356,250
  2,040,000     AAA   Pinole, CA Redevelopment Agency, Tax Allocation, MBIA-Insured, Series B,
                        6.750% due 8/1/17                                                                   2,014,500
  1,300,000     AAA   San Dieguito, CA Public Facilities Authority Revenue, AMBAC-Insured, Series B,
                        7.000% due 8/1/18                                                                   1,306,500
---------------------------------------------------------------------------------------------------------------------
                                                                                                           18,053,150
---------------------------------------------------------------------------------------------------------------------
Connecticut -- 4.0%
  4,500,000     AAA   Bridgeport, CT GO, Taxable Pension Bonds, FGIC-Insured, 7.640% due 1/15/30            4,854,375
---------------------------------------------------------------------------------------------------------------------
Georgia -- 3.7%
  4,500,000     AAA   De Kalb County, GA Development Authority Revenue (Regional Office Project),
                        MBIA-Insured, 6.875% due 3/1/20                                                     4,449,375
---------------------------------------------------------------------------------------------------------------------
Maryland -- 1.6%
  2,000,000     Aa2*  Montgomery County, MD Housing Opportunities, Community Single-Family Mortgage
                        Revenue, Series C, 7.000% due 7/1/30                                                1,890,000
---------------------------------------------------------------------------------------------------------------------
Massachusetts -- 5.3%
  6,500,000     AAA   Northeastern University, MA Revenue, MBIA-Insured, Series A, 7.040% due 10/1/28       6,410,625
---------------------------------------------------------------------------------------------------------------------
Pennsylvania -- 6.2%
  4,700,000     AAA   Delaware River Port Authority (PA Port District Project), FSA-Insured, Series A,
                        7.630% due 1/1/21                                                                   5,011,375
                      York County, PA IDA, Economic Development Revenue, FGIC-Insured, Series B:
  2,295,000     AAA     6.875% due 10/1/18                                                                  2,266,312
    200,000     AAA     7.000% due 10/1/23                                                                    198,750
---------------------------------------------------------------------------------------------------------------------
                                                                                                            7,476,437
---------------------------------------------------------------------------------------------------------------------
Texas -- 8.4%
  2,500,000     AAA   Dallas-Fort Worth, TX International Airport Facilities Improvement Corp. Revenue,
                        MBIA-Insured, 7.070% due 11/1/24                                                    2,500,000
  7,380,000     AAA   Tyler, TX Health Facilities Development Corp., Hospital Revenue, East Texas,
                        FSA-Insured, Series E, Remarketed 2/17/99, 7.830% due 11/1/27                       7,693,650
---------------------------------------------------------------------------------------------------------------------
                                                                                                           10,193,650
---------------------------------------------------------------------------------------------------------------------
                      TOTAL MUNICIPAL BONDS
                      (Cost -- $56,983,820)                                                                58,062,862
=====================================================================================================================
REPURCHASE AGREEMENT -- 0.5%
    560,000           Goldman, Sachs & Co., 5.630% due 2/1/01; Proceeds at maturity -- $560,088;
                        (Fully collateralized by U.S. Treasury Bonds & Notes, 5.500% to 13.750%
                        due 5/15/01 to 2/15/26; Market value -- $571,200) (Cost -- $560,000)                  560,000
=====================================================================================================================
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $126,091,550**)                                                           $120,561,925
=====================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 10 and 11 for bond ratings and certain security descriptions.

                       See Notes to Financial Statements.


9  Smith Barney Total Return Bond Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR  -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


10 Smith Barney Total Return Bond Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Security Descriptions (unaudited)
================================================================================

ABAG   -- Association of Bay Area Governments
AIG    -- American International Guaranty
AMBAC  -- AMBAC Indemnity Corporation
BAN    -- Bond Anticipation Notes
BIG    -- Bond Investors Guaranty
CGIC   -- Capital Guaranty Insurance Company
CHFCLI -- California Health Facility Construction Loan Insurance
COP    -- Certificate of Participation
EDA    -- Economic Development Authority
ETM    -- Escrowed To Maturity
FAIRS  -- Floating Adjustable Interest Rate Securities
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
FRTC   -- Floating Rate Trust Certificates
FSA    -- Federal Savings Association
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters
ISD    -- Independent School District
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PCR    -- Pollution Control Revenue
PSFG   -- Permanent School Fund Guaranty
RAN    -- Revenue Anticipation Notes
RIBS   -- Residual Interest Bonds
RITES  -- Residual Interest Tax-Exempt Security
SONYMA -- State of New York Mortgage Agency
SYCC   -- Structured Yield Curve Certificate
TAN    -- Tax Anticipation Notes
TECP   -- Tax Exempt Commercial Paper
TOB    -- Tender Option Bonds
TRAN   -- Tax and Revenue Anticipation Notes
VAN    -- Veterans Administration
VRDD   -- Variable Rate Daily Demand
VRWE   -- Variable Rate Wednesday Demand


11 Smith Barney Total Return Bond Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)                 January 31, 2001
================================================================================

ASSETS:
     Investments, at value (Cost -- $126,091,550)                        $ 120,561,925
     Cash                                                                          382
     Receivable for Fund shares sold                                           564,897
     Receivable for securities sold                                          1,295,673
     Interest receivable                                                     2,392,203
--------------------------------------------------------------------------------------
     Total Assets                                                          124,815,080
--------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                        1,630,296
     Management fee payable                                                     67,091
     Distribution fees payable                                                  27,430
     Payable for Fund shares purchased                                           7,959
     Accrued expenses                                                           83,310
--------------------------------------------------------------------------------------
     Total Liabilities                                                       1,816,086
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 122,998,994
======================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                          $      11,395
     Capital paid in excess of par value                                   136,208,292
     Undistributed net investment income                                       176,166
     Accumulated net realized loss from security transactions               (7,867,234)
     Net unrealized depreciation of investments                             (5,529,625)
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 122,998,994
======================================================================================
Shares Outstanding:
     Class A                                                                 3,268,656
     ---------------------------------------------------------------------------------
     Class B                                                                 6,211,084
     ---------------------------------------------------------------------------------
     Class L                                                                 1,915,619
     ---------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                      $       10.80
     ---------------------------------------------------------------------------------
     Class B *                                                           $       10.79
     ---------------------------------------------------------------------------------
     Class L **                                                          $       10.79
     ---------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.71% of net asset value per share)   $       11.31
     ---------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $       10.90
======================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


12 Smith Barney Total Return Bond Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)    For the Six Months Ended January 31, 2001
================================================================================

INVESTMENT INCOME:
     Interest                                                      $  4,477,829
--------------------------------------------------------------------------------
EXPENSES:
     Management fee (Note 2)                                            378,198
     Distribution fees (Note 2)                                         347,916
     Shareholder and system servicing fees                               46,561
     Registration fees                                                   25,321
     Audit and legal                                                     16,823
     Shareholder communications                                          10,888
     Trustees' fees                                                       6,650
     Pricing fees                                                         3,465
     Custody                                                              2,740
     Other                                                                3,509
--------------------------------------------------------------------------------
     Total Expenses                                                     842,071
--------------------------------------------------------------------------------
Net Investment Income                                                 3,635,758
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions
     (excluding short-term securities):
        Proceeds from sales                                           8,743,046
        Cost of securities sold                                      (9,616,142)
--------------------------------------------------------------------------------
     Net Realized Loss                                                 (873,096)
--------------------------------------------------------------------------------
     Change in Net Unrealized Depreciation of Investments:
        Beginning of period                                         (11,793,561)
        End of period                                                (5,529,625)
--------------------------------------------------------------------------------
     Decrease in Net Unrealized Depreciation                          6,263,936
--------------------------------------------------------------------------------
Net Gain on Investments                                               5,390,840
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  9,026,598
================================================================================

                       See Notes to Financial Statements.


13 Smith Barney Total Return Bond Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended January 31, 2001 (unaudited) and the Year Ended July 31, 2000

                                                                           2001              2000
=====================================================================================================
OPERATIONS:
     Net investment income                                            $   3,635,758    $   8,555,382
     Net realized loss                                                     (873,096)      (4,920,793)
     (Increase) decrease in net unrealized depreciation                   6,263,936          (57,628)
-----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                               9,026,598        3,576,961
-----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                               (4,044,513)      (8,167,910)
-----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders           (4,044,513)      (8,167,910)
-----------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                                    13,799,170       12,855,348
     Net asset value of shares issued for reinvestment of dividends       2,715,001        5,864,146
     Cost of shares reacquired                                          (13,023,181)     (61,948,084)
-----------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Fund Share Transactions       3,490,990      (43,228,590)
-----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                         8,473,075      (47,819,539)

NET ASSETS:
     Beginning of period                                                114,525,919      162,345,458
-----------------------------------------------------------------------------------------------------
     End of period*                                                   $ 122,998,994    $ 114,525,919
=====================================================================================================
* Includes undistributed net investment income of:                    $     176,166    $     584,921
=====================================================================================================

                       See Notes to Financial Statements.


14 Smith Barney Total Return Bond Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Smith Barney Total Return Bond Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Diversified Strategic Income Fund, Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund and Smith Barney Balanced Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 0.65% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the six months ended January 31, 2001, the Fund paid transfer agent fees of $34,933 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from


15 Smith Barney Total Return Bond Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2001, SSB received sales charges of approximately $80,000 and $28,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                                        Class B        Class L
================================================================================
CDSCs                                                  $100,000         $1,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the six months ended January 31, 2001, total Distribution Plan fees incurred were:

                                            Class A      Class B      Class L
================================================================================
Distribution Plan Fees                      $41,977     $242,753      $63,186
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the six months ended January 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $ 12,280,635
--------------------------------------------------------------------------------
Sales                                                                  8,743,046
================================================================================

At January 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 1,540,529
Gross unrealized depreciation                                        (7,070,154)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(5,529,625)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At January 31, 2001, the Fund had no open futures contracts.


16 Smith Barney Total Return Bond Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At January 31, 2001, the Fund had no securities on loan.

7. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high-grade debt obligations.

During the six months ended January 31, 2001, the Fund did not enter into any reverse repurchase agreements.

8. When-Issued Securities and Delayed Delivery Transactions

The Fund may purchase or sell securities offered on a when-issued or delayed-delivery basis. In such transactions, delivery of the securities occurs beyond the normal settlement period but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of the securities purchased or sold on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish a segregated account with the Fund's custodian consisting of cash, U.S. government securities, debt securities of any grade or equity securities having a value equal to or greater than the Fund's purchase commitments.

At January 31, 2001, the Fund had no when-issued securities and had not entered into any delayed delivery transactions.

9. Capital Loss Carryforward

At July 31, 2000, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $2,424,000 available, subject to certain limitations, to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on July 31 of the year indicated:

                                                          2007           2008
================================================================================
Carryforward Amounts                                   $1,372,000     $1,052,000
================================================================================


17 Smith Barney Total Return Bond Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

10. Shares of Beneficial Interest

At January 31, 2001, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At January 31, 2001, total paid-in capital amounted to the following for each class:

                                         Class A        Class B        Class L
================================================================================
Total Paid-in Capital                  $39,682,557    $73,855,716    $22,681,414
================================================================================

Transactions in shares of each class were as follows:

                                         Six Months Ended                     Year Ended
                                         January 31, 2001                   July 31, 2000
                                   --------------------------       ----------------------------
                                     Shares         Amount             Shares         Amount
================================================================================================
Class A
Shares sold                          319,712    $  3,406,455            331,660    $  3,453,600
Shares issued on reinvestment         79,008         832,150            186,040       1,948,681
Shares reacquired                   (319,223)     (3,364,122)        (2,211,021)    (23,123,790)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)               79,497    $    874,483         (1,693,321)   $(17,721,509)
================================================================================================
Class B
Shares sold                          526,038    $  5,610,105            556,356    $  5,831,747
Shares issued on reinvestment        132,334       1,393,505            278,605       2,915,293
Shares reacquired                   (719,484)     (7,569,452)        (2,623,521)    (27,408,846)
------------------------------------------------------------------------------------------------
Net Decrease                         (61,112)   $   (565,842)        (1,788,560)   $(18,661,806)
================================================================================================
Class L
Shares sold                          451,270    $  4,782,610            340,670    $  3,570,001
Shares issued on reinvestment         46,469         489,346             95,547       1,000,172
Shares reacquired                   (198,665)     (2,089,607)        (1,093,084)    (11,415,448)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)              299,074    $  3,182,349           (656,867)   $ (6,845,275)
================================================================================================


18 Smith Barney Total Return Bond Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class A Shares                                     2001(1)(2)       2000(2)      1999(2)       1998(3)
=========================================================================================================
Net Asset Value, Beginning of Period                $ 10.34        $ 10.67      $ 11.53        $ 11.46
---------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(4)                            0.35           0.70         0.67           0.25
   Net realized and unrealized gain (loss)             0.50          (0.35)       (0.85)          0.05
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    0.85           0.35        (0.18)          0.30
---------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.39)         (0.68)       (0.68)         (0.23)
---------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.39)         (0.68)       (0.68)         (0.23)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $ 10.80        $ 10.34      $ 10.67        $ 11.53
---------------------------------------------------------------------------------------------------------
Total Return                                           8.35%++        3.40%       (1.79)%         2.64%++
---------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                    $35,286        $32,972      $52,101        $54,674
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                         1.08%+         1.08%        1.02%          1.08%+
   Net investment income                               6.61+          6.69         5.88           5.39+
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                1.18%             8%          32%             0%
=========================================================================================================

Class B Shares                                     2001(1)(2)       2000(2)      1999(2)       1998(3)
=========================================================================================================
Net Asset Value, Beginning of Period                $ 10.34        $ 10.67      $ 11.53        $ 11.46
---------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(4)                            0.32           0.64         0.62           0.23
   Net realized and unrealized gain (loss)             0.49          (0.35)       (0.86)          0.05
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    0.81           0.29        (0.24)          0.28
---------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.36)         (0.62)       (0.62)         (0.21)
---------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.36)         (0.62)       (0.62)         (0.21)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $ 10.79        $ 10.34      $ 10.67        $ 11.53
---------------------------------------------------------------------------------------------------------
Total Return                                           7.98%++        2.83%       (2.29)%         2.48%++
---------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                    $67,038        $64,843      $85,991        $81,797
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                         1.61%+         1.61%        1.52%          1.50%+
   Net investment income                               6.08+          6.15         5.39           4.90+
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                1.18%             8%          32%             0%
=========================================================================================================

(1)   For the six months ended January 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the period from February 27, 1998 (inception date) to July 31, 1998.
(4) The manager waived a portion of its fees for the year ended July 31, 1999 and the period ended July 31, 1998. If such fees were not waived, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                                 Per Share Decreases          Expense Ratios
                              in Net Investment Income      Without Fee Waivers
                              ------------------------      -------------------
                                  1999         1998         1999         1998
                                  ----         ----         ----         ----
                 Class A         $0.01        $0.01         1.11%        1.21%+
                 Class B          0.01         0.01         1.56         1.66+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


19 Smith Barney Total Return Bond Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class L Shares                                     2001(1)(2)       2000(2)      1999(2)       1998(3)
==========================================================================================================
Net Asset Value, Beginning of Period                $ 10.34         $ 10.67      $ 11.53        $ 11.46
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(4)                            0.32            0.65         0.62           0.22
   Net realized and unrealized gain (loss)             0.49           (0.35)       (0.86)          0.06
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    0.81            0.30        (0.24)          0.28
----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.36)          (0.63)       (0.62)         (0.21)
----------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.36)          (0.63)       (0.62)         (0.21)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $ 10.79         $ 10.34      $ 10.67        $ 11.53
----------------------------------------------------------------------------------------------------------
Total Return                                           8.00%++         2.89%       (2.24)%         2.49%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                    $20,675         $16,711      $24,253        $20,386
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                         1.55%+          1.57%        1.47%          1.45%+
   Net investment income                               6.14+           6.18         5.44           4.97+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                1.18%              8%          32%             0%
==========================================================================================================

(1)   For the six months ended January 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the period from February 27, 1998 (inception date) to July 31, 1998.
(4) The manager waived a portion of its fees for the year ended July 31, 1999 and the period ended July 31, 1998. If such fees were not waived, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                                 Per Share Decreases          Expense Ratios
                              in Net Investment Income      Without Fee Waivers
                              ------------------------      -------------------
                                  1999         1998         1999         1998
                                  ----         ----         ----         ----
                                 $0.01        $0.01         1.56%        1.66%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


20 Smith Barney Total Return Bond Fund | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
     SMITH BARNEY
TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

SSB Citi Fund Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------

Smith Barney Total Return Bond Fund
================================================================================

This report is submitted for the general information of shareholders of Smith Barney Income Funds -- Smith Barney Total Return Bond Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY TOTAL RETURN BOND FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds


       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD01627 3/01

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SMITH BARNEY

                                 MUNICIPAL HIGH

                                   INCOME FUND

--------------------------------------------------------------------------------

             CLASSIC SERIES | SEMI-ANNUAL REPORT | JANUARY 31, 2001

                [LOGO] Smith Barney
                       Mutual Funds

                Your Serious Money. Professionally Managed.(SM)

            -------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
            -------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[PHOTO OMITTED]

PETER M. COFFEY
PORTFOLIO MANAGER

[LOGO] Classic Series

--------------------------------------------------------------------------------

Semi-Annual Report o January 31, 2001

SMITH BARNEY
MUNICIPAL HIGH INCOME FUND

--------------------------------------------------------------------------------
PETER M. COFFEY
--------------------------------------------------------------------------------

Peter M. Coffey has more than 31 years of securities business experience and assumed management of the Fund on February 3, 1999.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks to maximize current income exempt from federal income taxes by investing primarily in intermediate-term and long-term municipal securities rated medium investment grade, low investment grade or below investment grade by a nationally recognized rating organization or if unrated, of comparable quality.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
September 16, 1985

MANAGER TENURE
--------------------------------------------------------------------------------
1 Year

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
31 Years

                             CLASS A           CLASS B          CLASS L
--------------------------------------------------------------------------------
NASDAQ                        STXAX             SXMTX            SMHLX
--------------------------------------------------------------------------------
INCEPTION                    11/6/92           9/16/85          11/17/94
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Average Annual Total Returns as of January 31, 2001

                                                 Without Sales Charges(1)

                                           Class A        Class B        Class L
--------------------------------------------------------------------------------
Six-Month+                                  2.94%          2.69%          2.64%
--------------------------------------------------------------------------------
One-Year                                    8.28           7.74           7.65
--------------------------------------------------------------------------------
Five-Year                                   4.05           3.52           3.43
--------------------------------------------------------------------------------
Ten-Year                                     N/A           5.63            N/A
--------------------------------------------------------------------------------
Since Inception++                           5.40           6.98           5.90
--------------------------------------------------------------------------------

                                                   With Sales Charges(2)

                                           Class A        Class B        Class L
--------------------------------------------------------------------------------
Six-Month+                                 (1.20)%        (1.80)%         0.62%
--------------------------------------------------------------------------------
One-Year                                    3.98           3.24           5.56
--------------------------------------------------------------------------------
Five-Year                                   3.21           3.37           3.22
--------------------------------------------------------------------------------
Ten-Year                                     N/A           5.63            N/A
--------------------------------------------------------------------------------
Since Inception++                           4.88           6.98           5.73
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase and thereafter declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return of the year.

++ Inception dates for Class A, B and L shares are November 6, 1992, September 16, 1985 and November 17, 1994, respectively.

--------------------------------------------------------------------------------

What's Inside

A Message from the Chairman ...............................................    1

Shareholder Letter ........................................................    2

Historical Performance ....................................................    5

Fund at a Glance ..........................................................    7

Schedule of Investments ...................................................    8

Statement of Assets and Liabilities .......................................   19

Statement of Operations ...................................................   20

Statements of Changes in Net Assets .......................................   21

Notes to Financial Statements .............................................   22

Financial Highlights ......................................................   25

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(SM)

  ----------------------------------------------------------------------------

  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
  ----------------------------------------------------------------------------

================================================================================
                           A MESSAGE FROM THE CHAIRMAN
================================================================================

[PHOTO OMITTED]

HEATH B. MCLENDON
CHAIRMAN

The year 2001 has begun as a period of transition and consolidation for U.S. securities markets. The bond markets in particular have witnessed a dramatic change over the past year, reflecting a shift in Federal Reserve Board ("Fed") policy from monetary tightening to easing of interest rates. The stock market's volatility continues to make headlines, and we have seen investors move more of their assets into bonds--attracted by the steady stream of interest income.

After several years of investor apathy, demand for tax exempt bonds reemerged over the course of the last year, reflecting growing appreciation of the general credit quality available in municipal securities. With the U.S. government currently undertaking to reduce the supply of U.S. Treasury securities outstanding, the municipal bond market has gained the attention of investors. As the supply of U.S. Treasuries becomes more limited, historically, their prices tend to rise and their yields decline as a result. We feel it makes investments such as municipal bonds an alternative to U.S. Treasuries.

In our view, the problems that plagued a number of corporate bond issuers last year--especially in the high-yield bond sector--are well on their way to being worked out. All of these factors may serve to build a framework that could lead to improved profitability and perhaps even recovery in the latter half of 2001.

The Smith Barney Municipal High Income Fund ("Fund") seeks to maximize current income exempt from federal income taxes(1) and pays dividends monthly. The Fund offers shareholders an opportunity to invest in intermediate-term and long-term lower-rated municipal securities. Portfolio manager Peter M. Coffey and his investment team select securities having diverse maturities, with a significant portion of the Fund's assets in high-yielding bonds.(2)

As the global economy becomes more balanced and the U.S. markets are marked by higher volatility and continued earnings pressure, it has become more important than ever to choose an investment manager you trust. When you invest with Citigroup Asset Management, you can be confident you have access to the experience and resources of one of the world's largest and most well respected financial institutions.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

February 28, 2001

----------
(1) Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").

(2) The Fund investments are subject to interest rate and credit risks. The Fund's holdings may include lower-quality securities that present greater risk of loss of principal and interest than higher-rated securities.

1  Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney Municipal High Income Fund ("Fund") for the period ended January 31, 2001. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Performance Update

For the six months ended January 31, 2001, the Fund's Class A shares, without and with sales charges, returned 2.94% and negative 1.20%, respectively. In comparison, the Lehman Brothers Municipal Bond Index(1) returned 6.47% for the same period. Past performance is not indicative of future results.

The Fund may invest up to 50% of its assets in obligations rated below investment-grade,(2) or if unrated, of comparable quality, which are commonly known as "junk bonds".(3) During the period, the Fund's holdings in obligations rated below investment-grade came under severe pressure as concerns about slowing U.S. economic growth impacted these securities and was the primary reason why the Fund underperformed versus the Lehman Brothers Municipal Bond Index.

Investment Strategy

The Fund seeks high current income exempt from federal income tax(4) by generally investing in intermediate and long-term municipal bonds rated medium investment-grade, low investment-grade or below investment-below grade by a nationally recognized rating organization or if unrated, of comparable quality.(5)

Because we think the bond markets are likely to remain volatile in the near term, we continue to favor a gradual approach into the bond market. In terms of maturity, we have been moving out a bit along the yield curve(6) in order to take advantage of the positive slope of the yield curve. In addition, we have maintained high average credit quality in the Fund because quality spreads(7) remain relatively narrow.

During the period, we looked to incorporate additional call protection into the Fund by selling off some of our higher coupon bonds with shorter calls and replacing them with bonds that have a similar high coupon structure, but are not subject to early call.

One of the ways that we manage the Fund is to seek to create a built-in income stream for the long term. As a result, we have generally focused on investing in securities with high credit quality and good call protection, as we believe these securities offer solid long-term values. Moreover, we have a fairly long weighted-average life in the Fund because we believe that the risk of higher inflation at the present time is negligible. In addition, we think our greater emphasis on call protection may provide shareholders with consistent income if interest rates decline.

----------
(1) The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.

(2) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

(3) Junk bonds are bonds with a credit rating of BB or lower by major rating agencies. Junk bonds are bonds issued by companies without long track records of sales or earnings, or by those of questionable credit strength.

(4) Please note that a portion of the income from the Fund may be subject to the Alternative Minimum Tax ("AMT").

(5) The Fund investments are subject to interest rate and credit risks. Fund's holdings may include lower-quality securities that present greater risk of loss of principal and interest than higher-rated securities.

(6) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

(7) Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

2  Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

Market and Economic Review and Outlook

During the period, we think more cash was redeployed toward municipal bonds, particularly by more affluent investors. A number of industry publications have reported on the large proportion of new economy millionaires who are now looking to the municipal market as a way to possibly offset to their higher-risk holdings. If anything, this pattern has accelerated along with the ongoing problems in the technology arena.(8)

There has also been booming new issues supply during the period. After a quiet start to 2001, new issue activity in the municipal bond market became robust. During the two-week period ended February 16, 2001, roughly $9 billion in new issues came to the market. The forward calendar is heavier than it was at any time in 2000. In our opinion, this pattern has a number of positive implications for individual investors interested in municipal bonds, including higher-yield potential relative to taxable bonds, much better product availability in many specialty states and in the general market, and a better selection of bonds to choose from.

However, from mid-December through mid-January, new issuance of municipal bonds virtually disappeared, even as demand remained very strong, a pattern commonly known as the "January effect." This pattern depressed yields in the municipal bond market.

The municipal bond market performed extremely well in 2000. Yields declined sharply, although not as rapidly as they did on U.S. Treasuries. In the U.S. Treasury bond market, yields declined by roughly 135 basis points(9) on 10-year U.S. Treasury notes, and by 101 basis points on 30-year U.S. Treasury bonds. In municipals, the decline in yield was roughly 75 basis points on revenue bonds, and 90 basis points on high-grade(10) general obligation bonds.

The Federal Reserve Board ("Fed") has moved more aggressively than usual in response to weaker demand. The Fed lowered interest rates based on just one month of hard data indicating sales and production declines and anecdotal evidence of another weak month. The 100 basis point move at the start of the easing cycle was unprecedented for Fed Chairman Alan Greenspan, marking this the largest rate adjustment in one month since he took the helm of the central bank in 1987. In our view, this prompt monetary easing is likely to accelerate the healing process, even if U.S. economic activity deteriorates abruptly in the near term.

Our overall outlook for interest rates remains favorable and our expectations for the municipal bond market are one of cautious optimism. State and local governments still have massive needs to improve infrastructure and related facilities. As the U.S. economy softens from the high growth rates experienced in recent years, we believe these governments may be less able to rely on budget surpluses to finance these needed projects. Consequently, we think they may turn back to the municipal bond market to obtain funding.

The powerful U.S. economy from 1991 through 2000 created a structural gap between revenues and expenditures at the federal level, which is reflected in the massive U.S. budget surplus. The same pattern has had an impact on most state and local governments. At the state and local level, many governments have been able to cut taxes and/or spending on needed projects and yet still experience improving credit quality. Even if the U.S. economy softens considerably during the first half of 2001, we think the imbedded increases in revenues relative to expenditures resulting from over nine years of U.S. economic expansion have provided a cushion that should enable most municipal credits to perform very well. (Of course, there are no guarantees that this will in fact occur.)

Yields in the U.S. bond markets moved higher in the aftermath of Fed Chairman Alan Greenspan's testimony to Congress. In the upside-down logic that often influences the bond markets, investors have been disappointed that this testimony did

----------
(8)   Source: Salomon Smith Barney fixed-income research.
(9)   A basis point is 0.01% or one one-hundredth of a percent.
(10) High-grade bonds are rated triple-A or double-A by Standard & Poor's Ratings Service or Moody's Investors Service, Inc. or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.


3  Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders
not paint a more negative picture regarding economic growth. Indeed, the recent well-publicized announcements of employment cutbacks notwithstanding, we think there's significant evidence that the current downturn is likely to be relatively modest and short-lived. Seemingly confirming this pattern, retail sales picked up in January 2001.

Consumer spending is alive and well, and we think the Fed is closer to the end of its easing activities than it is to the beginning. However, it still seems likely to us that the Fed may ease interest rates by an additional 50 basis points. In addition, we think the economy will return to a reasonable level of growth by the second half of the year. Also supporting this expectation, in our view, is evidence of a well-functioning financial system.

When you combine all of these favorable trends and assume the resumption of a growing economy, we may expect long-term interest rates, including those from municipal bonds, to end the year roughly where they are as of this writing. Under a weaker economy, however, the Fed might have to cut short-term rates even further, and long-term rates would probably recede as well.

While a long way from achieving a consensus, potential changes in tax rates could also impact municipal bond markets. Much has been written about President George W. Bush's proposed cut in income tax rates. If enacted, we think this proposal would place modest upward pressure on municipal bond yields relative to taxable bond yields.

Recent activity regarding this tax bill was noteworthy as Fed Chairman Alan Greenspan endorsed the general idea of tax cuts as a tool to manage the massive projected federal surplus. He specifically endorsed cuts in marginal tax rates as the most effective strategy. However, he did not endorse the idea of the tax cuts as a way to restart to the U.S economy, another rationale that had been pushed aggressively by the new Republican leadership in Washington, D.C.

In terms of the impact of the tax bill on municipal bond market, we think if tax cuts were to take the form incorporated in the initial Bush proposal, the impact should generally be modest and slow to evolve. One reason is that the cut in tax rates in these proposals is phased in very slowly.

Moreover, the proposed tax cuts may have an effect on relative yields on municipal bonds in comparison with taxable bonds, but that effect is likely to be quite modest. The exception would be if the enormous problems for the tax code created by the current Alternative Minimum Tax ("AMT") system are not resolved during the next few years, but the sharp drop in overall tax cuts are phased in. We view this possibility as being somewhat more problematic for the municipal bond market but also highly unlikely.

Thank you for investing in the Smith Barney Municipal High Income Fund.

Sincerely,


/s/ Peter M. Coffey

Peter M. Coffey
Vice President

February 28, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 8 through 15 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of January 31, 2001 and is subject to change.

4  Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================


                              Net Asset Value
                          ----------------------
                          Beginning       End         Income      Capital Gain     Return        Total
Period Ended              of Period    of Period    Dividends    Distributions   of Capital    Returns(1)
=========================================================================================================
1/31/01                    $15.78       $15.74        $0.50          $0.00           $0.00        2.94%+
---------------------------------------------------------------------------------------------------------
7/31/00                     16.98        15.78         0.95           0.05            0.00       (1.00)
---------------------------------------------------------------------------------------------------------
7/31/99                     17.96        16.98         0.92           0.43            0.00        2.06
---------------------------------------------------------------------------------------------------------
7/31/98                     18.07        17.96         0.98           0.27            0.00        6.54
---------------------------------------------------------------------------------------------------------
7/31/97                     17.31        18.07         0.98           0.00            0.00       10.40
---------------------------------------------------------------------------------------------------------
7/31/96                     17.25        17.31         1.00           0.00            0.00        6.28
---------------------------------------------------------------------------------------------------------
7/31/95                     17.26        17.25         1.00           0.02            0.04        6.42
---------------------------------------------------------------------------------------------------------
7/31/94                     18.24        17.26         1.06           0.13            0.00        1.14
---------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93       17.45        18.24         0.83           0.16            0.00       10.24+
=========================================================================================================
  Total                                               $8.22          $1.06           $0.04
=========================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================


                              Net Asset Value
                          ----------------------
                          Beginning       End         Income      Capital Gain     Return        Total
Period Ended              of Period    of Period    Dividends    Distributions   of Capital    Returns(1)
=========================================================================================================
1/31/01                    $15.79       $15.75        $0.46          $0.00           $0.00        2.69%+
---------------------------------------------------------------------------------------------------------
7/31/00                     16.99        15.79         0.87           0.05            0.00       (1.52)
---------------------------------------------------------------------------------------------------------
7/31/99                     17.98        16.99         0.83           0.43            0.00        1.48
---------------------------------------------------------------------------------------------------------
7/31/98                     18.09        17.98         0.89           0.27            0.00        6.01
---------------------------------------------------------------------------------------------------------
7/31/97                     17.32        18.09         0.89           0.00            0.00        9.89
---------------------------------------------------------------------------------------------------------
7/31/96                     17.26        17.32         0.92           0.00            0.00        5.74
---------------------------------------------------------------------------------------------------------
7/31/95                     17.26        17.26         0.91           0.02            0.04        5.91
---------------------------------------------------------------------------------------------------------
7/31/94                     18.24        17.26         0.96           0.13            0.00        0.60
---------------------------------------------------------------------------------------------------------
7/31/93                     18.00        18.24         1.02           0.17            0.00        8.28
---------------------------------------------------------------------------------------------------------
7/31/92                     16.97        18.00         1.04           0.14            0.00       13.50
---------------------------------------------------------------------------------------------------------
7/31/91                     16.98        16.97         1.10           0.11            0.00        7.40
=========================================================================================================
  Total                                               $9.89          $1.32           $0.04
=========================================================================================================

5  Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class L Shares
================================================================================


                              Net Asset Value
                          ----------------------
                          Beginning       End         Income      Capital Gain     Return        Total
Period Ended              of Period    of Period    Dividends    Distributions   of Capital    Returns(1)
=========================================================================================================
1/31/01                    $15.76       $15.72        $0.45          $0.00           $0.00        2.64%+
---------------------------------------------------------------------------------------------------------
7/31/00                     16.96        15.76         0.85           0.05            0.00       (1.61)
---------------------------------------------------------------------------------------------------------
7/31/99                     17.95        16.96         0.82           0.43            0.00        1.42
---------------------------------------------------------------------------------------------------------
7/31/98                     18.07        17.95         0.88           0.27            0.00        5.91
---------------------------------------------------------------------------------------------------------
7/31/97                     17.31        18.07         0.89           0.00            0.00        9.79
---------------------------------------------------------------------------------------------------------
7/31/96                     17.25        17.31         0.91           0.00            0.00        5.69
---------------------------------------------------------------------------------------------------------
Inception* -- 7/31/95       15.83        17.25         0.62           0.02            0.04       13.45+
=========================================================================================================
  Total                                               $5.42          $0.77           $0.04
=========================================================================================================

================================================================================
Average Annual Total Returns
================================================================================

                                                   Without Sales Charges(1)
                                              ----------------------------------
                                              Class A      Class B      Class L
================================================================================
Six Months Ended 1/31/01+                      2.94%         2.69%        2.64%
--------------------------------------------------------------------------------
Year Ended 1/31/01                             8.28          7.74         7.65
--------------------------------------------------------------------------------
Five Years Ended 1/31/01                       4.05          3.52         3.43
--------------------------------------------------------------------------------
Ten Years Ended 1/31/01                         N/A          5.63          N/A
--------------------------------------------------------------------------------
Inception* through 1/31/01                     5.40          6.98         5.90
================================================================================

                                                     With Sales Charges(2)
                                              ----------------------------------
                                              Class A      Class B      Class L
================================================================================
Six Months Ended 1/31/01+                     (1.20)%       (1.80)%       0.62%
--------------------------------------------------------------------------------
Year Ended 1/31/01                             3.98          3.24         5.56
--------------------------------------------------------------------------------
Five Years Ended 1/31/01                       3.21          3.37         3.22
--------------------------------------------------------------------------------
Ten Years Ended 1/31/01                         N/A          5.63          N/A
--------------------------------------------------------------------------------
Inception* through 1/31/01                     4.88          6.98         5.73
================================================================================


================================================================================
Cumulative Total Returns
================================================================================

                                                  Without Sales Charges(1)
================================================================================
Class A (Inception* through 1/31/01)                       54.22%
--------------------------------------------------------------------------------
Class B (1/31/91 through 1/31/01)                          72.85
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/01)                       42.76
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00% respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are November 6, 1992, September 16, 1985 and November 17, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

6  Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the Smith Barney Municipal High Income Fund vs. Lehman Brothers Municipal Bond Index+

--------------------------------------------------------------------------------
                          January 1991 -- January 2001

                               [GRAPHIC OMITTED]

   [The following table was depicted as a line chart in the printed material.]

                     Smith Barney          Lehman Brothers
                    Municipal High          Municipal Bond
                     Income Fund                 Index
                    --------------         ---------------
    1/91                10000                    10000
    7/91                10445                    10431
    7/92                11854                    11864
    7/93                12835                    12913
    7/94                12912                    13154
    7/95                13675                    14191
    7/96                14459                    15127
    7/97                15888                    16678
    7/98                16842                    17678
    7/99                17092                    18187
    7/00                16833                    18972
1/1/2001                17285                    20200

+ Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1991, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2001. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of bonds which are all investment-grade, fixed-rate, long-term maturities (greater than one year) and are selected from issues larger than $50 million dated since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
                           Industry Diversification*+

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

       2.7%       Education
       1.4%       General Obligation

      20.3%       Hospital
      13.7%       Housing

      14.0%       Industrial Development
      12.3%       Life Care Systems

       4.9%       Pollution Control
      11.1%       Transportation

       3.9%       Utility
       3.2%       Water & Sewer

      12.5%       Other

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Summary of Investments by Combined Rating+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               Standard                 Percentage
           Moody's             & Poor's            of Total Investments
--------------------------------------------------------------------------------
             Aaa                 AAA                        8.5%
             Aa                  AA                         2.3
              A                   A                         3.2
             Baa                 BBB                       26.7
             Ba                  BB                         8.3
              B                   B                         0.9
             Caa                 CCC                        0.5
             Ca                  CC                         0.4
             NR                  NR                        49.2
                                                          -----
                                                          100.0%
                                                          =====

--------------------------------------------------------------------------------

*     As a percentage of total investments.
+ Please note that the Fund's holdings are as of January 31, 2001 and are subject to change.

7  Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                             January 31, 2001
================================================================================


   FACE
  AMOUNT     RATING(a)                                       SECURITY                                                     VALUE
==================================================================================================================================
MUNICIPAL BONDS & NOTES -- 100%
Alabama -- 1.1%
$  4,000,000     BB+     Alabama IDA, (Boise Cascade Project), 6.450% due 12/1/23 (b)                                 $  3,810,000
   1,750,000     NR      Capstone Improvement District of Brookwood, AL, Series A, 7.700% due 8/15/23                    1,736,875
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,546,875
----------------------------------------------------------------------------------------------------------------------------------
Alaska -- 0.6%
   3,000,000     NR      Juneau, AK City & Boro, (St. Ann's Care Center Inc.), Non-Recourse Revenue,
                           6.875% due 12/1/25                                                                            2,816,250
----------------------------------------------------------------------------------------------------------------------------------
Arizona -- 4.1%
   2,900,000     BBB+    Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A,
                           6.625% due 7/1/20                                                                             2,765,875
   2,500,000     NR      Flagstaff, AZ IDA, (Living Community Northern Community Project), 6.300% due 9/1/38             2,125,000
                         Maricopa County, AZ IDA, Multi-Family Housing Revenue:
   5,280,000     NR        6.500% due 7/1/29                                                                             5,068,800
   1,965,000     NR        7.400% due 7/1/29                                                                             1,942,894
   2,500,000     NR        10.000% due 5/1/31                                                                            2,550,000
   1,350,000     NR        Series C, 10.000% due 4/1/30                                                                  1,385,438
   4,000,000     NR      Pima County, AZ IDA, Healthcare Facilities Revenue, Series A, 8.500% due 11/15/32               3,990,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        19,828,007
----------------------------------------------------------------------------------------------------------------------------------
Arkansas -- 0.8%
   4,000,000     BBB-    Arkansas State Development Financing Authority Hospital Revenue, Washington Regional
                           Medical Center, 7.375% due 2/1/29                                                             4,040,000
----------------------------------------------------------------------------------------------------------------------------------
California -- 2.0%
   6,000,000     NR      Barona, CA Band of Mission Indians, GO, 8.250% due 1/1/20                                       6,345,000
   3,000,000     Ba2*    Vallejo, CA COP, Lease Revenue, Touro University, 7.375% due 6/1/29                             3,161,250
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,506,250
---------------------------------------------------------------------------------------------------------------------------------
Colorado -- 2.4%
                         Colorado Health Facilities Authority Revenue:
   1,100,000     NR        Health & Residential Care Facilities, 6.000% due 7/1/29 (b)                                     915,750
   1,000,000     Baa1*     Parkview Medical Center Project, 6.600% due 9/1/25                                              987,500
   2,500,000     NR        Volunteers of America, Series A, 5.875% due 7/1/28                                            2,043,750
   4,750,000     BBB+    Colorado Springs, CO Airport Revenue, Series A, 7.000% due 1/1/22 (b)                           4,928,125
     205,000     BBB+    Denver, CO City & County Airport Revenue, Series A, 7.500% due 11/15/23 (b)                       225,244
   2,730,000     NR      Highline Business Importation Distribution, Littleton CO, Series B, 8.750% due 12/15/19         2,801,663
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        11,902,032
----------------------------------------------------------------------------------------------------------------------------------
Connecticut -- 1.5%
   2,000,000     AAA     Connecticut State Airport Revenue, Bradley International Airport, FGIC-Insured,
                           7.650% due 10/1/12                                                                            2,230,000
   4,000,000     NR      Connecticut State Development Authority IDR, AFCO Cargo, 8.000% due 4/1/30                      4,085,000
   1,000,000     BBB-    Connecticut State Health & Educational Facilities, University of Hartford, Series D,
                           6.800% due 7/1/22                                                                             1,020,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,335,000
----------------------------------------------------------------------------------------------------------------------------------
Delaware -- 0.7%
   4,000,000     NR      Sussex County, DE Assisted Living Facilities Revenue, (Heritage at Milford Project),
                           7.250% due 7/1/29                                                                             3,465,000
----------------------------------------------------------------------------------------------------------------------------------
District of Columbia -- 1.4%
   6,500,000     BBB-    District of Columbia COP, 7.300% due 1/1/13                                                     6,865,625
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

8  Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                 January 31, 2001
================================================================================


   FACE
  AMOUNT     RATING(a)                                       SECURITY                                                     VALUE
==================================================================================================================================
Florida -- 1.4%
                         Hillsborough County, FL IDA Revenue, Series A:
$  4,250,000     NR        Lakeshore Villas Project, 6.700% due 7/1/12                                                $  3,904,688
   1,000,000     NR        National Gypsum Convention, 7.125% due 4/1/30                                                   927,500
   2,100,000     NR      Orange County, FL HFA, Multi-Family Revenue, Series C, 9.000% due 1/1/32                        2,163,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,995,188
----------------------------------------------------------------------------------------------------------------------------------
Georgia -- 4.8%
   5,595,000     NR      Atlanta, GA Urban Residential Finance Authority, Multi-Family Revenue, Series A,
                           6.750% due 3/1/31                                                                             5,343,225
   5,000,000     NR      Augusta, GA Housing Authority, Multi-Family Housing Revenue, (Emerald Coast Housing II),
                           Series A, 7.500% due 8/1/34                                                                   3,950,000
   2,300,000     Baa1*   Clayton County, GA Housing Authority, Multi-Family Housing Revenue, (Magnolia Park
                           Apartments Project), 7.500% due 12/1/30                                                       2,291,375
   1,500,000     NR      Columbus, GA Housing Authority Revenue, (Gardens at Calvary Project), 7.000% due 11/15/29       1,320,000
   4,840,000     NR      Coweta County, GA Development Authority Revenue, 6.750% due 7/1/29                              2,904,000
   2,500,000     NR      Fulton County, GA Residential Care Facilities, 7.000% due 7/1/29                                2,096,875
   1,500,000     NR      Gainesville & Hall County, GA Development Authority Revenue, Senior Living Facilities,
                           Series C, 7.250% due 11/15/29 1,456,875
                         Savannah, GA Economic Development Authority Revenue:
   2,000,000     BBB-      College of Art & Design Project, 6.900% due 10/1/29                                           2,100,000
   2,000,000     NR        Marshview Inn, Series A, 7.125% due 7/1/29                                                    1,857,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        23,319,850
----------------------------------------------------------------------------------------------------------------------------------
Illinois -- 2.5%
  20,000,000     AAA     Chicago, IL Board of Education, Capital Appreciation, School Reform, Series B-1,
                           FGIC-Insured, zero coupon due 12/1/29                                                         4,075,000
   1,390,000     AA      Chicago, IL HDC, Section 8, Series A, FHA-Insured, 6.700% due 7/1/12                            1,445,600
   1,560,000     AAA     Chicago, IL Multi-Family Housing Revenue, Cottage View Apartments, Series A,
                           GNMA-Collateralized, 6.125% due 2/20/42 (b)                                                   1,591,200
   6,000,000     A-      Illinois Development Finance Authority Hospital Revenue, 5.500% due 11/15/29                    5,017,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        12,129,300
----------------------------------------------------------------------------------------------------------------------------------
Indiana -- 3.1%
   2,000,000     B+      East Chicago, IN Exempt Facility Revenue, (ISPAT Inland Inc. Project), 7.000% due 1/1/14        1,492,500
   3,000,000     BB      East Chicago, IN PCR, (Inland Steel Co. Project), 6.800% due 6/1/13                             2,257,500
   3,000,000     BBB     Indiana State Development Finance Authority Environmental Revenue, (USX Corp. Project),
                           5.600% due 12/1/32                                                                            2,437,500
   3,000,000     B+      Indiana State Development Finance Authority Revenue, (Inland Steel Project), 5.750%
                           due 10/1/11                                                                                   2,073,750
   3,500,000     BBB     Indianapolis, IN Airport Authority Revenue, Special Facility, (Federal Express Corporate
                           Project), 7.100% due 1/15/17 (b)                                                              3,705,625
   2,925,000     NR      Indianapolis, IN Multi-Family Revenue, (Lake Nora Fox Club Project), Series B, 7.500%
                           due 10/1/29                                                                                   2,895,750
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        14,862,625
----------------------------------------------------------------------------------------------------------------------------------
Iowa -- 0.5%
   2,750,000     BBB-    Scott County, IA Revenue, (Ridgecrest Village Project), Series A, 7.250% due 11/15/26           2,691,563
----------------------------------------------------------------------------------------------------------------------------------
Kansas -- 0.4%
   2,000,000     BBB-    Overland Park, KS Development Corp. Revenue, First Tier, Series A, 7.375% due 1/1/32            2,012,500
----------------------------------------------------------------------------------------------------------------------------------
Kentucky -- 1.1%
   4,250,000     BBB-    Kenton County, KY Airport Board Revenue, Delta Airlines, Project A, 7.500% due 2/1/20 (b)       4,387,955
   1,500,000     BB+     Kentucky Economic Development Finance Authority Hospital Systems Revenue, Appalachian
                           Regional Healthcare, 5.875% due 10/1/22                                                       1,040,625
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,428,580
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

9  Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                 January 31, 2001
================================================================================


   FACE
  AMOUNT     RATING(a)                                       SECURITY                                                     VALUE
==================================================================================================================================
Louisiana -- 4.9%
$  5,000,000     NR      Hodge, LA Utility Revenue, 9.000% due 3/1/10 (b)                                             $  5,059,150
                         Louisiana Local Government Enviroment Facilities, Development Authority Revenue:
   5,000,000     NR        8.000% due 11/1/25                                                                            5,037,500
   5,000,000     A-        Capital Projects & Equipment Acquistion Program, ACA-Insured, 6.550% due 9/1/25               5,012,500
   3,500,000     NR      Louisiana Public Facilities Authority Hospital Revenue, (Lake Charles Memorial Hospital
                           Project), 8.625% due 12/1/30                                                                  3,556,875
   2,000,000     CC      Port of New Orleans, LA IDR, (Continential Grain, Co. Project), 7.500% due 7/1/13               2,050,000
   3,000,000     BB+     West Feliciana Parish, LA PCR, Gulf State Utilities, 7.700% due 12/1/14                         3,125,430
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        23,841,455
----------------------------------------------------------------------------------------------------------------------------------
Maryland -- 2.7%
                         Maryland State Community Development Administration, Department of Housing & Community
                           Development:
     485,000     Aa3*        Multi-Family Housing, Insured Mortgage, Series A, FHA-Insured, 6.625% due 5/15/23             509,856
   1,000,000     Aa2*        Single-Family Program, Fourth Series, 6.450% due 4/1/14                                     1,055,000
                         Maryland State Economic Development Corp.:
   3,500,000     NR        Air Cargo Revenue, 6.500% due 7/1/24                                                          3,399,375
   7,000,000     NR        Chesapeake Bay, Series A, 7.730% due 12/1/27                                                  7,218,750
   2,500,000     Caa3*   Prince Georges County, MD Greater Southeast Healthcare System, 6.375% due 1/1/23 (d)            1,025,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,207,981
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts -- 5.8%
   1,500,000     NR      Boston, MA Industrial Development Financing Authority Revenue, Roadhouse Hospitality,
                           7.875% due 3/1/25                                                                             1,518,750
   1,770,000     Aa3*    Massachusetts State Development Financing Agency Housing Revenue, Single-Family,
                           Series 38, 7.200% due 12/1/26                                                                 1,871,775
                         Massachusetts State Development Financing Agency Revenue:
   3,000,000     NR        Briarwood, Series B, 8.250% due 12/1/30                                                       2,917,500
   2,000,000     NR        Health Care Facilities, Alliance A, 7.100% due 7/1/32                                         1,822,500
                         Massachusetts State Health & Educational Facilities Authority Revenue:
   5,000,000     NR        8.437% due 7/1/25                                                                             5,237,500
   3,670,000     Ba2*      St. Memorial Medical Center, Series A, 6.000% due 10/1/23                                     2,812,138
                         Massachusetts State IFA Revenue:
   2,345,000     CCC       Bradford College, GO of Institution Insured, 5.625% due 11/1/28                               1,172,500
                           Resource Recovery Revenue, (Semass Project):
   2,600,000     NR          Series A, 9.000% due 7/1/15                                                                 2,713,230
   4,260,000     NR          Series B, 9.250% due 7/1/15 (b)                                                             4,447,909
                         Massachusetts State Turnpike Authority:
   1,500,000     AAA       Highway Systems Revenue, Series A, AMBAC-Insured, 5.000% due 1/1/39                           1,417,500
   7,245,000     Aaa*      Metropolitan Highway System Revenue, Series C, MBIA-Insured, zero coupon due 1/1/23           2,273,118
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        28,204,420
----------------------------------------------------------------------------------------------------------------------------------
Michigan -- 3.7%
   6,000,000     BB-     Detroit, MI Local Development Finance Authority, Tax Increment, Series A, 5.500%
                           due 5/1/21                                                                                    5,542,500
   1,500,000     AAA     Detroit, MI Water Supply System Revenue, 8.005% due 7/1/22 (e)
                         Michigan State Hospital Finance Authority Revenue:                                              1,618,125
   2,500,000     AAA       8.007% due 2/15/22 (e)                                                                        1,855,000
   3,000,000     BBB       Detroit Medical Center, Series A, 5.250% due 8/15/28                                          2,002,500
   3,500,000     Ba3*    Michigan State Strategic Fund Limited Obligation Revenue, Michigan Sugar Co.,
                           Series A, 6.250% due 11/1/15                                                                  2,654,000



                       See Notes to Financial Statements.

10 Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                 January 31, 2001
================================================================================


   FACE
  AMOUNT     RATING(a)                                       SECURITY                                                     VALUE
==================================================================================================================================
Michigan -- 3.7% (continued)
$  5,000,000     NR      Michigan State Strategic Fund Reserve Recovery Limited Obligation Revenue, Central
                           Wayne Energy, 7.000% due 7/1/27                                                            $  4,043,750
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        17,715,875
----------------------------------------------------------------------------------------------------------------------------------
Minnesota -- 1.2%
   1,000,000     NR      Sartell, MN Health Care & Housing Facilities Revenue, (Foundation for Healthcare
                           Project), Series A, 6.625% due 9/1/29                                                           886,250
                         St. Paul, MN Housing & Redevelopment  Authority, (Healtheast Project), Series A:
   2,250,000     BBB       5.700% due 11/1/15                                                                            1,870,312
   3,670,000     BBB       6.625% due 11/1/17                                                                            3,270,888
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,027,450
----------------------------------------------------------------------------------------------------------------------------------
Montana -- 2.4%
   7,000,000     BBB-    Lewis & Clark County, MT Environmental Revenue Facilities, (Asarco Inc. Project),
                           5.850% due 10/1/33                                                                            5,390,000
   6,500,000     NR      Montana State Board Resource Recovery, (Yellowstone Energy LP Project), 7.000% due
                           12/31/19 (b)                                                                                  6,402,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        11,792,500
----------------------------------------------------------------------------------------------------------------------------------
Nevada -- 1.3%
                         Henderson, NV Health Care Facilities Revenue, Catholic Healthcare West:
   4,000,000     BBB+      5.250% due 7/1/18                                                                             3,190,000
   4,500,000     BBB+      5.125% due 7/1/28                                                                             3,307,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,497,500
----------------------------------------------------------------------------------------------------------------------------------
New Hampshire -- 1.5%
   1,500,000     BBB-    New Hampshire Health & Educational Facilities Authority Revenue, New Hampshire College,
                           7.500% due 1/1/31                                                                             1,578,750
   1,250,000     BB-     New Hampshire Higher Educational & Health Facilities Authority Revenue, Littleton
                           Hospital, Series A, 6.000% due 5/1/28                                                        1,021,875
   5,000,000     BBB-    New Hampshire State Business Finance Authority, PCR, 6.000% due 5/1/21 (b)                      4,731,250
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,331,875
----------------------------------------------------------------------------------------------------------------------------------
New Jersey -- 4.6%
     700,000     B1*     Atlantic County, NJ Utilities Authority, Solid Waste Revenue, 7.125 due 3/1/16                    686,875
   5,000,000     NR      Camden County, NJ Improvement Authority Revenue, (Health Care Redevelopment Project),
                           Cooper Health System, 6.000% due 2/15/27                                                      3,518,750
   2,800,000     BBB-    Hudson County, NJ Improvement Authority, Solid Waste Revenue, 6.000% due 1/1/29                 2,730,000
   3,750,000     NR      New Jersey Economic Development Authority, Retirement Community Revenue, Series A,
                           8.250% due 11/15/30                                                                           3,712,500
                         New Jersey  Healthcare Facility Financing Authority Revenue:
   2,250,000     NR        Raritan Bay Medical Center, 7.250% due 7/1/27                                                 2,044,687
   4,000,000     NR        Sayreville Living, Series A, 6.375% due 4/1/29                                                1,500,000
   5,000,000     BBB-      Trinitas Hospital Obligation Group, 7.500% due 7/1/30                                         5,043,750
   3,000,000     AAA     New Jersey State Housing & Mortgage Finance Agency, Multi-Family Housing Revenue,
                           Presidential Plaza, FHA-Insured, 7.000% due 5/1/30                                            3,102,540
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        22,339,102
----------------------------------------------------------------------------------------------------------------------------------
New Mexico -- 0.0%
      20,474     Aaa*    Santa Fe, NM Single-Family Mortgage Revenue, 8.450% due 12/1/11                                    21,338
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

11 Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                 January 31, 2001
================================================================================


   FACE
  AMOUNT     RATING(a)                                       SECURITY                                                     VALUE
==================================================================================================================================
New York -- 5.1%
$  1,000,000     NR      Brookhaven, NY IDA Civic Facilities Revenue, Memorial Hospital Center, Series A,
                           8.250% due 11/15/30                                                                        $    995,000
   1,000,000     NR      Monroe County, NY IDA Civic Facilities Revenue, (Woodland Village Project),
                           8.550% due 11/15/32                                                                           1,018,750
                         New York, NY IDA, Civic Facility Revenue:
   2,980,000     NR        Amboy Properties Corp. Project, 6.750% due 6/1/20                                             2,953,925
   2,435,000     NR        Community Hospital Brooklyn, 6.875% due 11/1/10                                               2,331,512
   3,000,000     NR        Special Needs Facilities Pooled Program, Series A-1, 8.125% due 7/1/19                        3,067,500
   3,085,000     BBB+    New York State COP, (Hanson Redevelopment Project), 8.375% due 5/1/08                           3,636,443
                         New York State Energy, Research & Development Authority, Electric Facilities Revenue,
                           Long Island Lighting Co., Series A:
     845,000     Aaa*        Pre-Refunded -- Escrowed to maturity with U.S. Treasury Strips to 6/15/02 Call @ 102
                               7.150% due 12/1/20                                                                          899,925
   2,215,000     A-          Unrefunded Balance, 7.150% due 6/1/20                                                       2,320,212
   2,000,000     NR      Onondaga County, NY IDA, Solid Waste Disposal Facilities Revenue, (Solvay Paperboard LLC
                           Project), 7.000% due 11/1/30                                                                  1,972,500
                         Suffolk County, NY IDA, Civic Facility Revenue, Southhampton Hospital Association:
   3,000,000     NR        Series A, 7.250% due 1/1/30                                                                   2,786,250
   3,000,000     NR        Series B, 7.625% due 1/1/30                                                                   2,913,750
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        24,895,767
----------------------------------------------------------------------------------------------------------------------------------
North Carolina -- 1.9%
                         Charlotte, NC Special Facilities Revenue, Charlotte/Douglas International Airport:
   4,675,000     NR        5.600% due 7/1/27                                                                             3,617,280
   2,000,000     NR        US Airways, 7.750% due 2/1/28                                                                 1,960,000
                         North Carolina Medical Care Community Health Care Facilities Revenue, De Paul
                           Community Facility:
   2,055,000     NR        6.125% due 1/1/28                                                                             1,710,788
   2,000,000     NR        7.625% due 11/1/29                                                                            1,947,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,235,568
----------------------------------------------------------------------------------------------------------------------------------
Ohio -- 2.5%
   2,500,000     BBB     Cuyahoga County, OH Hospital Facilities Revenue, Canton Inc., 7.500% due 1/1/30                 2,634,375
                         Hamilton County, OH Sales Tax, Series B, Ambac-Insured:
  10,000,000     Aaa*      Capital Appreciation, zero coupon due 12/1/28                                                 2,200,000
   2,000,000     Aaa*      Series B, 5.250% due 12/1/32                                                                  2,017,500
                         Ohio State Water Development Authority Revenue, PCR, Series A:
   3,475,000     BB+       Cleveland Electric, 8.000% due 10/1/23 (b)(c)                                                 3,735,625
   1,500,000     BB+       Toledo Edison, 8.000% due 10/1/23 (b)(c)                                                      1,612,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        12,200,000
----------------------------------------------------------------------------------------------------------------------------------
Oklahoma -- 1.7%
   5,000,000     BB+     Oklahoma Development Financing Authority Revenue, Hillcrest Healthcare System A,
                           5.625% due 8/15/29                                                                            3,100,000
   2,495,000     AAA     Oklahoma HFA, Single-Family Mortgage, Series B, GNMA-Collateralized, 7.997% due 8/1/18          2,744,500
   2,400,000     Baa1*   Tulsa, OK Municipal Airport Revenue, American Airlines, 7.350% due 12/1/11                      2,514,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,358,500

----------------------------------------------------------------------------------------------------------------------------------
Oregon -- 1.2%
   1,000,000     NR      Clackamas County, OR Hospital Facility Authority Revenue, Senior Living Facilities,
                           6.625% due 5/15/29                                                                            1,007,500
    5,000,000     NR      Klamath Falls, OR Electric Revenue, 6.000% due 1/1/25                                           4,593,750
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,601,250
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

12 Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                 January 31, 2001
================================================================================


   FACE
  AMOUNT     RATING(a)                                       SECURITY                                                     VALUE
==================================================================================================================================
Pennsylvania -- 11.1%
$  4,500,000     BBB     Allentown, PA Hospital Authority Revenue, Sacred Heart Hospital of Allentown, Series B,
                           6.750% due 11/15/15                                                                        $  4,477,500
   2,200,000     NR      Bucks County, PA IDA, Management Healthcare Facility-Chandler, 6.300% due 5/1/29                1,883,750
   2,000,000     NR      Chartiers Valley, PA Industrial & Commercial Development Authority Revenue,
                           6.375% due 12/1/24                                                                            1,732,500
                         Dauphin County, PA General Authority:
   3,100,000     NR        Hotel & Conference Center - Hyatt Regency, 6.200% due 1/1/29                                  2,747,375
   5,000,000     NR        Riverfront Office, 6.000% due 1/1/25                                                          4,687,500
   2,000,000     BB-     Delaware County, PA IDA, Resource Recovery Facilities, Series A, 6.200% due 7/1/19              1,847,500
   2,500,000     AAA     Luzerne County, PA IDA, Exempt Facility Revenue, (Pennsylvania Gas & Water Co. Project),
                           Series A, 7.200% due 10/1/17 (b)                                                              2,631,250
                         Montgomery County, PA Higher Education & Health Authority Revenue,
                         Temple Continuing Care Center:
   6,000,000     NR          6.625% due 7/1/19                                                                           5,400,000
   5,000,000     NR          6.750% due 7/1/29                                                                           4,462,500
   1,500,000     A-      Montgomery County, PA IDA, Retirement Community Revenue, 5.250% due 11/15/28                    1,297,500
   1,600,000     NR      New Morgan, PA Authority Office Revenue, (Commonwealth Office Project), Series A,
                           6.500% due 6/1/25                                                                             1,546,000
   5,000,000     NR      Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue,
                           6.250% due 11/1/27                                                                            3,818,750
                         Pennsylvania EDA:
   6,000,000     NR        Exempt Facilities Revenue, National Gypsum Co., Series B, 6.125% due 11/1/27                  4,500,000
   4,500,000     BBB-      Resource Recovery Revenue, (Colver Project), Series D, 7.125% due 12/1/25                     4,663,125
   4,000,000     BBB       WasteWater Treatment Revenue, Sun Co. Inc., (RTM Project), Series A, 7.600%
                             due 12/1/24 (b)                                                                             4,325,000
   4,000,000     NR      Westmoreland County, PA IDA, Healthcare Facilities Revenue, Series B, 8.125% due 11/15/30       3,960,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        53,980,250
----------------------------------------------------------------------------------------------------------------------------------
Rhode Island -- 2.0%
   5,000,000     BBB+    Rhode Island Health & Educational Building Corp. Revenue, Roger Williams General Hospital,
                           5.500% due 7/1/28                                                                             4,081,250
   4,750,000     AA+     Rhode Island Housing & Mortgage Finance Corp., 9.505% due 4/1/24 (e)                            5,064,688
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,145,938
----------------------------------------------------------------------------------------------------------------------------------
South Carolina -- 3.0%
   1,500,000     BBB+    Greenville County, SC IDR, (Lockheed Aeromod Center Project), 7.200% due 11/1/21 (b)            1,544,310
                         Greenville, SC Connector, 2000 Association:
   5,970,000     BBB-      Series A, 5.375% due 1/1/38                                                                   4,626,750
                           Series B:
  10,000,000     BBB-        Zero coupon due 1/1/27                                                                      1,562,500
  12,500,000     BBB-        Zero coupon due 1/1/28                                                                      1,812,500
  20,250,000     BBB-        Zero coupon due 1/1/30                                                                      2,531,250
  15,550,000     BBB-        Zero coupon due 1/1/38                                                                      1,107,938
   1,475,000     BBB-    Loris, SC Community Hospital Revenue, Series B, 5.625% due 1/1/29                               1,200,281
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        14,385,529
----------------------------------------------------------------------------------------------------------------------------------
South Dakota -- 0.4.%
   1,760,000     NR      Oglala Sioux, SD Tribal Revenue Bond, 7.500% due 7/1/13                                         1,763,062
----------------------------------------------------------------------------------------------------------------------------------
Tennessee -- 0.7%
   3,500,000     NR      Shelby County, TN Health Educational & Housing Facilities Revenue, 6.875% due 7/1/36            3,333,750
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

13 Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                 January 31, 2001
================================================================================


   FACE
  AMOUNT     RATING(a)                                       SECURITY                                                     VALUE
==================================================================================================================================
Texas -- 6.7%
$  3,000,000     NR      Abilene, TX Health Facilities Development Corp., Retirement Facilities Revenue, Sears
                           Methodist Retirement, Series A, 5.900% due 11/15/25                                        $  2,392,500
   5,000,000     NR      Austin-Bergstrom Landhost Enterprises Inc., TX Airport Hotel, 6.750% due 4/1/27                 4,900,000
   5,970,000     NR      Bexar County, TX Housing Financial Corp., Multi-Family Housing Revenue, Continental
                           Lady Ester, 6.875% due 6/1/29                                                                 5,693,887
   1,665,000     BBB-    Dallas-Fort Worth, TX International Airport Facilities Import Co. Revenue, American
                           Airlines, Inc., 6.375% due 5/1/35                                                             1,658,756
   1,880,000     NR      Denton County, TX Reclamation & Road District, 8.500% due 6/1/16                                1,891,224
   1,500,000     NR      El Paso County, TX Housing Finance Corp., Multi-Family Housing Revenue,
                           (Sub-Las Lomas Apartments), Series C, 8.375% due 6/1/30                                       1,565,625
   3,000,000     Ba1*    Houston, TX Airport Systems Revenue, Special Facilities, Series B, 5.700% due 7/15/29           2,460,000
  14,850,000     AAA     Houston, TX Water & Sewer System Revenue, Capital Appreciation, Series A, zero coupon
                           due 12/1/28                                                                                   3,211,312
   1,935,000     BB      Sam Rayburn, TX Municipal Power Agency, Power Supply System Revenue, Series A,
                           6.250% due 10/1/17                                                                            1,908,394
                         San Antonio, TX Airport System Revenue, AMBAC-Insured:
   3,000,000     AAA       7.125% due 7/1/06                                                                             3,281,250
   1,000,000     AAA       7.125% due 7/1/08                                                                             1,093,750
   2,000,000     AAA       7.375% due 7/1/13                                                                             2,185,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        32,241,698
----------------------------------------------------------------------------------------------------------------------------------
Vermont -- 0.2%
   1,000,000     NR      Vermont Educational & Health Buildings Financing Agency, (Copley Manor Project),
                           6.150% due 4/1/19                                                                               876,250
----------------------------------------------------------------------------------------------------------------------------------
Virginia -- 3.7%
   1,750,000     NR      Alexandria, VA Redevelopment & Housing Authority, Multi-Family Housing Revenue,
                           (Parkwood Court Apartments Project), Series C, 8.125% due 4/1/30                              1,789,375
   2,435,000     AAA     Fairfax County, VA Redevelopment & Housing Authority, Multi-Family Housing Revenue,
                           Series A, FHA-Insured, 7.000% due 5/1/26                                                      2,534,616
   2,150,000     NR      Newport News, VA Redevelopment & Housing Authority, Multi-Family Housing Revenue,
                           St. Michael's Apartments, 7.250% due 11/1/28                                                  1,685,062
                         Pocahontas Parkway Association, VA Toll Road Revenue, Series B:
  18,400,000     BBB-      Zero coupon due 8/15/33                                                                       1,886,000
  35,500,000     BBB-      Zero coupon due 8/15/35                                                                       3,150,625
                         Virgina Beach, VA Development Authority Multi-Family Housing Revenue, Residential Rental:
   2,500,000     NR        Hamptons Project, 7.500% due 10/1/39                                                          2,443,750
   2,500,000     NR        Mayfair Project, 7.500% due 10/1/39                                                           2,443,750
   2,000,000     NR      Virginia Beach, VA Development Authority Revenue, Ramada on the Beach, 7.000% due 12/1/15       2,037,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        17,970,678
----------------------------------------------------------------------------------------------------------------------------------
Washington -- 1.0%
   2,000,000     BBB     Port Moses Lake, WA PCR, Union Carbide, 7.875% due 8/1/06 (b)                                   2,013,180
   3,315,000     BBB-    Spokane, WA Downtown Foundation Parking Revenue, (River Park Square Project),
                           5.600% due 8/1/19                                                                             2,544,262
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,557,442
----------------------------------------------------------------------------------------------------------------------------------
West Virginia -- 0.9%
   2,000,000     A       Beckley, WV IDR, (Water Commission Project), 7.000% due 10/1/17 (b)                             2,095,000
   2,000,000     NR      West Virgina Economic Development Authority Communal Development Revenue, Stonewall
                           Jackson, Series B, 8.000% due 4/1/30                                                          2,040,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,135,000
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

14 Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                 January 31, 2001
================================================================================


   FACE
  AMOUNT     RATING(a)                                       SECURITY                                                     VALUE
==================================================================================================================================
Wisconsin -- 1.1%
                         Wisconsin State Health & Educational Facilities Authority Revenue:
$  5,000,000     BBB+      Aurora Health Care Inc., Series A, 5.600% due 2/15/29                                      $  4,150,000
   1,600,000     NR        Benchmark Healthcare Inc. Project, Series A, 6.750% due 12/1/28                               1,324,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,474,000
----------------------------------------------------------------------------------------------------------------------------------
Wyoming -- 0.3%
   1,250,000     AA      Wyoming Community Development Authority Housing Revenue, Series A, 7.100% due 6/1/17            1,323,438
----------------------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $514,173,619**)                                                                     $485,202,261
==================================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.

(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(c) Securities with an aggregate market value of $20,165,000 are segregated as collateral for open purchase commitments.

(d)   Security is in default.
(e) Variable rate municipal bonds and notes are payable upon not more than seven business days notice.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 16 through 18 for definitions of bond ratings and certain security descriptions.

                       See Notes to Financial Statements.

15 Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as
CCC       predominantly speculative with respect to capacity to pay interest and and CC repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, CCC and CC, the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ca", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

16 Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited) (continued)
================================================================================

Baa    -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Fitch IBCA, Inc. ("Fitch") -- Rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

BBB    -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

================================================================================
Short-Term Security Ratings (unaudited)
================================================================================

SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1 -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having demand feature -- VRDO.

P-1 -- Moody's highest rating for commercial paper and for VRDOprior to the advent of the VMIG1 rating.

17 Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Security Descriptions (unaudited)
================================================================================

ABAG         -- Association of Bay Area Governments
AIG          -- American International Guaranty
AMBAC        -- AMBAC Indemnity Corporation
BAN          -- Bond Anticipation Notes
BIG          -- Bond Investors Guaranty
CGIC         -- Capital Guaranty Insurance Company
CHFCLI       -- California Health Facility Construction Loan Insurance
CONNIE LEE   -- College Construction Loan Association
COP          -- Certificate of Participation
EDA          -- Economic Development Authority
ETM          -- Escrowed to Maturity
FAIRS        -- Floating Adjustable Interest Rate Securities
FGIC         -- Financial Guaranty Insurance Company
FHA          -- Federal Housing Administration
FHLMC        -- Federal Home Loan Mortgage Corporation
FNMA         -- Federal National Mortgage Association
FRTC         -- Floating Rate Trust Certificates
FSA          -- Federal Savings Association
GIC          -- Guaranteed Investment Contract
GNMA         -- Government National Mortgage Association
GO           -- General Obligation
HDC          -- Housing Development Corporation
HFA          -- Housing Finance Authority
IDA          -- Industrial Development Agency
IDB          -- Industrial Development Board
IDR          -- Industrial Development Revenue
IFA          -- Industrial Finance Authority
INFLOS       -- Inverse Floaters
LOC          -- Letter of Credit
MBIA         -- Municipal Bond Investors Assurance Corporation
MVRICS       -- Municipal Variable Rate Inverse Coupon Security
PCR          -- Pollution Control Revenue
RAN          -- Revenue Anticipation Notes
RIBS         -- Residual Interest Bonds
RITES        -- Residual Interest Tax-Exempt Securities
SYCC         -- Structured Yield Curve Certificate
TAN          -- Tax Anticipation Notes
TECP         -- Tax-Exempt Commercial Paper
TOB          -- Tender Option Bonds
TRAN         -- Tax and Revenue Anticipation Notes
VA           -- Veterans Administration
VRWE         -- Variable Rate Wednesday Demand


18 Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)                 January 31, 2001
================================================================================

ASSETS:

  Investments, at value (Cost -- $514,173,619)                        $ 485,202,261
  Receivable for securities sold                                          1,902,113
  Receivable for Fund shares sold                                         2,753,295
  Interest receivable                                                     7,050,116
-----------------------------------------------------------------------------------
  Total Assets                                                          496,907,785
-----------------------------------------------------------------------------------

LIABILITIES:
  Payable for securities purchased                                        2,918,550
  Investment advisory fee payable                                           204,291
  Administration fee payable                                                 89,270
  Distribution fees payable                                                  51,263
  Payable to bank                                                            21,894
  Payable for Fund shares purchased                                           3,058
  Accrued expenses                                                          137,430
-----------------------------------------------------------------------------------
  Total Liabilities                                                       3,425,756
-----------------------------------------------------------------------------------
Total Net Assets                                                      $ 493,482,029
===================================================================================

NET ASSETS:
  Par value of shares of beneficial interest                          $      31,342
  Capital paid in excess of par value                                   523,459,302
  Undistributed net investment income                                       365,686
  Accumulated net realized loss from security transactions               (1,402,943)
  Net unrealized depreciation of investments                            (28,971,358)
-----------------------------------------------------------------------------------
Total Net Assets                                                      $ 493,482,029
===================================================================================
Shares Outstanding:
  Class A                                                                21,154,776
  ---------------------------------------------------------------------------------
  Class B                                                                 9,547,478
  ---------------------------------------------------------------------------------
  Class L                                                                   639,383
  ---------------------------------------------------------------------------------

Net Asset Value:
  Class A (and redemption price)                                      $       15.74
  ---------------------------------------------------------------------------------
  Class B *                                                           $       15.75
  ---------------------------------------------------------------------------------
  Class L **                                                          $       15.72
  ---------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value per share)   $       16.40
  ---------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)   $       15.88
===================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 3).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


19 Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)    For the Six Months Ended January 31, 2001
================================================================================

INVESTMENT INCOME:
  Interest                                                         $ 18,128,786
-------------------------------------------------------------------------------

EXPENSES:
  Investment advisory fee (Note 3)                                    1,002,707
  Distribution fees (Note 3)                                            824,995
  Administration fee (Note 3)                                           501,354
  Shareholder and system servicing fees                                 102,013
  Registration fees                                                      30,122
  Audit and legal                                                        28,765
  Trustees' fees                                                         14,301
  Shareholder communications                                             12,487
  Pricing service fees                                                   11,544
  Custody                                                                10,800
  Other                                                                   2,609
-------------------------------------------------------------------------------
  Total Expenses                                                      2,541,697
-------------------------------------------------------------------------------
Net Investment Income                                                15,587,089
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 4):
  Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              65,299,361
    Cost of securities sold                                          66,608,967
-------------------------------------------------------------------------------
  Net Realized Loss                                                  (1,309,606)
-------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of Investments:
    Beginning of period                                             (28,832,010)
    End of period                                                   (28,971,358)
-------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                              (139,348)
-------------------------------------------------------------------------------
Net Loss on Investments                                              (1,448,954)
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 14,138,135
===============================================================================

                       See Notes to Financial Statements.

20 Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets

================================================================================

For the Six Months Ended January 31, 2001 (unaudited) and the Year Ended July 31, 2000


                                                                        2001             2000
=================================================================================================
OPERATIONS:
  Net investment income                                            $  15,587,089    $  32,625,651
  Net realized gain (loss)                                            (1,309,606)         329,605
  Increase in net unrealized depreciation                               (139,348)     (43,964,777)
-------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                   14,138,135      (11,009,521)
-------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE2):
  Net investment income                                              (15,221,403)     (31,537,820)
  Net realized gains                                                          --       (1,971,961)
-------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders          (15,221,403)     (33,509,781)
-------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares                                    65,292,014      124,867,277
  Net asset value of shares issued for reinvestment of dividends       8,360,329       18,904,533
  Cost of shares reacquired                                          (84,827,421)    (239,258,123)
-------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share Transactions                (11,175,078)     (95,486,313)
-------------------------------------------------------------------------------------------------
Decrease in Net Assets                                               (12,258,346)    (140,005,615)

NET ASSETS:
  Beginning of period                                                505,740,375      645,745,990
-------------------------------------------------------------------------------------------------
  End of period*                                                   $ 493,482,029    $ 505,740,375
=================================================================================================
* Includes undistributed net investment income of:                 $     365,686               --
=================================================================================================

                       See Notes to Financial Statements.

21 Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Smith Barney Municipal High Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of relative net assets of each class; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $157,207 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other
   Distributions

The Fund intends to satisfy requirements that allow interest from municipal securities, which is exempt from regular Federal income tax and from certain states' income taxes, to retain its exempt-interest status when distributed to the shareholders of the Fund.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

3. Investment Advisory Agreement,
   Administration Agreement and Other
   Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

22 Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the six months ended January 31, 2001, the Fund paid transfer agent fees of $34,933 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase and thereafter declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2001, SSB received sales charges of approximately $422,000 and $18,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                                         Class B        Class L
================================================================================
CDSCs                                                    $74,000        $1,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the six months ended January 31, 2001, total Distribution Plan fees incurred were:

                                              Class A      Class B      Class L
================================================================================
Distribution Plan Fees                       $241,795     $561,103      $22,097
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

4. Investments

During the six months ended January 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $52,119,795
--------------------------------------------------------------------------------
Sales                                                                 65,299,361
================================================================================

At January 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 11,618,459
Gross unrealized depreciation                                       (40,589,817)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(28,971,358)
================================================================================

5. Shares of Beneficial Interest

At January 31, 2001, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

23 Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

At January 31, 2001, total paid-in capital amounted to the following for each class:

                                      Class A          Class B          Class L
================================================================================
Total Paid-in Capital              $360,501,077     $152,495,542     $10,494,025
================================================================================

Transactions in shares of each class were as follows:


                                         Six Months Ended                     Year Ended
                                         January 31, 2001                   July 31, 2000
                                   ---------------------------      ----------------------------
                                     Shares          Amount            Shares          Amount
================================================================================================
Class A

Shares sold                         3,290,336    $  52,125,971        6,210,063    $  98,983,684
Shares issued on reinvestment         357,291        5,647,645          661,246       10,504,954
Shares reacquired                  (1,682,453)     (26,667,622)      (4,708,841)     (75,012,521)
------------------------------------------------------------------------------------------------
Net Increase                        1,965,174    $  31,105,994        2,162,468    $  34,476,117
================================================================================================
Class B

Shares sold                           484,800    $   7,685,067        1,406,734    $  22,534,472
Shares issued on reinvestment         166,111        2,628,814          518,525        8,265,534
Shares reacquired                  (3,615,190)     (57,311,915)     (10,219,173)    (163,271,817)
------------------------------------------------------------------------------------------------
Net Decrease                       (2,964,279)   $ (46,998,034)      (8,293,914)   $(132,471,811)
================================================================================================
Class L

Shares sold                           347,073    $   5,480,976          209,655    $   3,349,121
Shares issued on reinvestment           5,312           83,870            8,469          134,045
Shares reacquired                     (53,654)        (847,884)         (61,531)        (973,785)
------------------------------------------------------------------------------------------------
Net Increase                          298,731    $   4,716,962          156,593    $   2,509,381
================================================================================================

24 Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights

================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:


Class A Shares                             2001(1)(2)          2000(2)        1999(2)         1998         1997         1996
==============================================================================================================================
Net Asset Value, Beginning of Period        $  15.78          $  16.98       $  17.96       $  18.07     $  17.31     $  17.25
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.51              0.92           0.92           0.95         0.97         1.00
  Net realized and unrealized gain (loss)      (0.05)            (1.12)         (0.55)          0.19         0.77         0.06
------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             0.46             (0.20)          0.37           1.14         1.74         1.06
------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.50)            (0.95)         (0.92)         (0.98)       (0.98)       (1.00)
  Net realized gains                              --             (0.05)         (0.43)         (0.27)          --           --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.50)            (1.00)         (1.35)         (1.25)       (0.98)       (1.00)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $  15.74          $  15.78       $  16.98       $  17.96     $  18.07     $  17.31
------------------------------------------------------------------------------------------------------------------------------
Total Return                                    2.94%++          (1.00)%         2.06%          6.54%       10.40%        6.28%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)        $    333          $    303       $    289       $    268     $    254     $    232
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.84%+            0.84%          0.82%          0.83%        0.83%        0.84%
  Net investment income                         6.40+             6.13           5.21           5.24         5.52         5.74
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           33%               29%            50%            84%          51%          44%
==============================================================================================================================

Class B Shares                             2001(1)(2)          2000(2)        1999(2)         1998         1997         1996
==============================================================================================================================
Net Asset Value, Beginning of Period        $  15.79          $  16.99       $  17.98       $  18.09     $  17.32     $  17.26
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.46              1.18           0.83           0.86         0.89         0.92
  Net realized and unrealized gain (loss)      (0.04)            (1.46)         (0.56)          0.19         0.77         0.06
------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             0.42             (0.28)          0.27           1.05         1.66         0.98
------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.46)            (0.87)         (0.83)         (0.89)       (0.89)       (0.92)
  Net realized gains                              --             (0.05)         (0.43)         (0.27)          --           --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.46)            (0.92)         (1.26)         (1.16)       (0.89)       (0.92)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $  15.75          $  15.79       $  16.99       $  17.98     $  18.09     $  17.32
------------------------------------------------------------------------------------------------------------------------------
Total Return                                    2.69%++          (1.52)%         1.48%          6.01%        9.89%        5.74%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)        $    150          $    198       $    353       $    471     $    562     $    653
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.33%+            1.34%          1.31%          1.32%        1.32%        1.33%
  Net investment income                         5.89+             5.59           4.70           4.75         5.04         5.23
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           33%               29%            50%            84%          51%          44%
==============================================================================================================================

(1)   For the six months ended January 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


25 Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:


Class L Shares                             2001(1)(2)          2000(2)        1999(2)        1998(3)       1997         1996
==============================================================================================================================
Net Asset Value, Beginning of Period        $  15.76          $  16.96       $    17.95     $  18.07     $  17.31     $  17.25
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.44              0.70             0.81         0.87         0.88         0.89
  Net realized and unrealized gain (loss)      (0.03)            (1.00)           (0.55)        0.16         0.77         0.08
------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             0.41             (0.30)            0.26         1.03         1.65         0.97
------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.45)            (0.85)           (0.82)       (0.88)       (0.89)       (0.91)
  Net realized gains                              --             (0.05)           (0.43)       (0.27)          --           --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.45)            (0.90)           (1.25)       (1.15)       (0.89)       (0.91)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $  15.72          $  15.76       $    16.96     $  17.95     $  18.07     $  17.31
------------------------------------------------------------------------------------------------------------------------------
Total Return                                    2.64%++          (1.61)%           1.42%        5.91%        9.79%        5.69%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $ 10,054          $  5,360       $    3,122     $  1,869     $    752     $    546
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.42%+            1.44%            1.44%        1.42%        1.40%        1.39%
  Net investment income                         5.82+             5.57             4.62         4.64         4.94         5.18
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           33%               29%              50%          84%          51%          44%
==============================================================================================================================

(1)   For the six months ended January 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   On June 12, 1998, Class C shares were renamed Class L shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


26 Smith Barney Municipal High Income Fund |
                                         2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
       SMITH BARNEY
MUNICIPAL HIGH INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS

Heath B. McLendon
President and

Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISOR

SSB Citi Fund Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Municipal High Income Fund
================================================================================

This report is submitted for the general information of the shareholders of Smith Barney Income Funds -- Smith Barney Municipal High Income Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNICIPAL HIGH INCOME FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02173 3/01

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                                CONVERTIBLE FUND
--------------------------------------------------------------------------------

             CLASSIC SERIES | SEMI-ANNUAL REPORT | JANUARY 31, 2001

                [LOGO] Smith Barney
                       Mutual Funds

                Your Serious Money. Professionally Managed.(SM)

            -------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
            -------------------------------------------------------

--------------------------------------------------------------------------------

[PHOTO OMITTED]

ROSS S. MARGOLIES
PORTFOLIO MANAGER

[LOGO] Classic Series

--------------------------------------------------------------------------------

Semi-Annual Report o January 31, 2001

SMITH BARNEY
CONVERTIBLE FUND

--------------------------------------------------------------------------------
ROSS S. MARGOLIES
--------------------------------------------------------------------------------

Ross S. Margolies, a portfolio manager at Salomon Brothers Asset Management, has more than 19 years of securities business experience.

Education: BA in Economics from Johns Hopkins University; MBA in Finance from New York University

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks current income and capital appreciation by investing primarily in convertible securities. These are securities that may be converted to common stock or other equity of interests in the issuer at a predetermined price or rate. The Fund also may invest up to 35% of its assets in "synthetic convertible securities," equity securities and debt securities that are not convertible.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
September 9, 1986

MANAGER TENURE
--------------------------------------------------------------------------------
Since November 21, 1999

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
19 Years

                         CLASS A      CLASS B        CLASS L        CLASS O
--------------------------------------------------------------------------------
NASDAQ                    SCRAX        SCVSX          CNVSL          SCVOX
--------------------------------------------------------------------------------
INCEPTION                11/6/92       9/9/86        6/15/98        11/7/94
--------------------------------------------------------------------------------

Average Annual Total Returns as of January 31, 2001

                                                 Without Sales Charges(1)

                              Class A        Class B        Class L     Class O
--------------------------------------------------------------------------------
Six-Month++                     7.34%          7.05%          6.96%       6.99%
--------------------------------------------------------------------------------
One-Year                       17.84          17.25          16.69       17.23
--------------------------------------------------------------------------------
Five-Year                       7.40           6.86            N/A        6.84
--------------------------------------------------------------------------------
Ten-Year                         N/A           9.42            N/A         N/A
--------------------------------------------------------------------------------
Since Inception+                8.42           7.83           2.61        8.61
--------------------------------------------------------------------------------

                                                   With Sales Charges(2)

                              Class A        Class B        Class L     Class O
--------------------------------------------------------------------------------
Six-Month++                     1.95%          2.05%          4.86%       5.99%
--------------------------------------------------------------------------------
One-Year                       11.94          12.25          14.57       16.23
--------------------------------------------------------------------------------
Five-Year                       6.30           6.71            N/A        6.84
--------------------------------------------------------------------------------
Ten-Year                         N/A           9.42            N/A         N/A
--------------------------------------------------------------------------------
Since Inception+                7.75           7.83           2.22        8.61
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

      ++ Total return is not annualized, as it may not be representative of the total return for the year.

      + Inception dates for Class A, B, L and O shares are November 6, 1992, September 9, 1986, June 15, 1998 and November 7, 1994, respectively.

--------------------------------------------------------------------------------

What's Inside

A Message from the Chairman ...............................................    1

Fund at a Glance ..........................................................    2

Shareholder Letter ........................................................    3

Historical Performance ....................................................    6

Growth of $10,000 .........................................................    9

Schedule of Investments ...................................................   10

Statement of Assets and Liabilities .......................................   15

Statement of Operations ...................................................   16

Statements of Changes in Net Assets .......................................   17

Notes to Financial Statements .............................................   18

Financial Highlights ......................................................   22

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(SM)

  ----------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
  ----------------------------------------------------------------------------

================================================================================
                           A MESSAGE FROM THE CHAIRMAN
================================================================================

[PHOTO OMITTED]

HEATH B. MCLENDON
CHAIRMAN

The year 2001 began as a period of transition in the U.S. Investors have witnessed a widespread rationalization of stock valuations across many industries--most notably in the New Economy sectors of technology and telecommunications. A clear trend has yet to develop as the markets continue to find their way amid high levels of volatility.

Our opinion is that the stock markets in general have experienced a significant correction and appear to be in a period of consolidation. We believe, however, that the major part of the stock market correction is behind us because the long-term, positive fundamentals such as moderate inflation and higher labor productivity are still in place.

Yet, the economy faces significant short-term challenges. Many corporations continue to experience pressure on earnings as business slows, inventories are reduced, and layoffs increase. While there are no guarantees, we believe that the present retrenchment, however, may serve as a framework for improved profitability in the months and quarters ahead, setting the stage for a possible recovery in the second half of 2001.

The Smith Barney Convertible Fund ("Fund") seeks current income and capital appreciation by investing primarily in convertible securities.(1) In evaluating convertible securities, portfolio manager Ross S. Margolies and his investment team analyze the fixed-income characteristics of the security as well as the equity characteristics of the underlying security. Margolies and his investment team seek to invest in companies that they believe may benefit from significant stock appreciation over a 12- to 18-month period. Moreover, the Fund utilizes a convertible structure to provide some downside protection.

As the global economy becomes more balanced and the U.S. equity markets are marked by higher volatility and continued earnings pressure, it has become more important than ever to choose an investment manager you trust. When you invest with Citigroup Asset Management, you have access to the experience and resources of one of the world's largest and most well respected financial institutions.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

February 28, 2001

----------
(1) Convertible securities are fixed-income securities that can be converted into a company's common stocks. Please note that convertible securities are subject to stock market, credit and interest rate risks.

  1  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
             Smith Barney Convertible Fund at a Glance (unaudited)
================================================================================

--------------------------------------------------------------------------------
Top Ten Holdings*+
--------------------------------------------------------------------------------

 1. Quantum Corp. .......................................................   2.7%

 2. Costco Cos., Inc. ...................................................   2.7

 3. Clear Channel Communications, Inc. ..................................   2.6

 4. Tosco Financing Trust ...............................................   2.5

 5. Diamond Offshore Drilling Inc. ......................................   2.5

 6. Novartis AG .........................................................   2.5

 7. Health Management Associates ........................................   2.5

 8. NTL Inc. ............................................................   2.5

 9. HCA-The Healthcare Corp. ............................................   2.3

10. JMH Finance Ltd. ....................................................   2.1

--------------------------------------------------------------------------------
                           Industry Diversification*++
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                              2.5%    Basic Industries

                              1.9%    Capital Goods

                              9.9%    Communications

                              9.3%    Consumer Cyclicals

                             10.9%    Consumer Non-Cyclicals

                             14.4%    Energy

                              8.9%    Financial Services

                             18.8%    Health Care

                             20.5%    Technology

                              1.4%    Transportation

                              1.5%    Utilities

--------------------------------------------------------------------------------
                             Investment Breakdown*+

--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                        1.3%  Warrants

                        6.5%  Common Stock

                        8.6%  Repurchase Agreement

                       22.7%  Convertible Preferred Stock

                       60.9%  Convertible Bonds

* All information is as of January 31, 2001. Please note that the Fund's holdings are subject to change.

+     As a percentage of total investments.

++ As a percentage of total investments, excluding warrants and repurchase agreement.

  2  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney Convertible Fund ("Fund") for the period ended January 31, 2001. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined the Fund's investment strategy. We hope you find this report to be useful and informative.

Performance Overview

For the six months ended January 31, 2001, the Fund's Class A shares, without and with sales charges, returned 7.34% and 1.95%, respectively. In comparison, the Merrill Lynch All Convertibles Index(1) (a broad market convertible index) returned negative 2.81%, the Goldman Sachs 100 Equal Weighted Index(2) (a narrower large capitalization index) returned 3.51% and the Standard & Poor's 500 Index ("S&P 500")(3) returned negative 3.98% for the same period. Moreover, the Salomon Smith Barney Broad Investment-Grade Bond Index ("SSB BIG")(4) and the Fund's Lipper Inc. ("Lipper")(5) peer group of convertible securities funds returned 8.16% and negative 0.82%, respectively, for the same period. Past performance is not indicative of future results.

Investment Strategy

The Fund invests primarily in convertible securities. These securities are bonds or preferred stocks that may be converted into common stock or other equity interests in the issuer at a predetermined price or rate. In evaluating a convertible security, we analyze the equity characteristics of the underlying common stock as well as the fixed-income characteristics of the security itself. Our goal is to maximize return potential while also reducing risk by providing income and helping to preserve principal for our shareholders.(6)

While no guarantees can be made, we have positioned the Fund to behave like a classic convertible fund, participating in the upside potential of common stocks while still providing some degree of downside support and a high level of current income. In July 2000 we had positioned the Fund's portfolio as less equity sensitive than the broad convertible market, which had an unusually large component of "deep in the money" convertibles. ("Deep in the money" refers to a convertible security whose exercise price is well below the market price of the underlying stock.)

However, this did not come about because of a "top-down" investment strategy(7) but because we generally look to purchase convertibles that we think have a real investment value floor and we were not positive enough on the underlying stocks' valuations and fundamentals to forgo the downside protection. By January 2001, we have started to move to a more equity sensitive positioning both in absolute terms and relative to the market. On the other hand, the convertible market has become

----------
(1) The Merrill Lynch All Convertibles Index is a rule driven index, which includes all bonds and preferreds of U.S. registered companies which have $50 million or more in aggregate market value and are convertibles in U.S. dollar denominated common stocks, ADRs or cash equivalents. Please note that an investor cannot invest directly in an index.
(2) The Goldman Sachs 100 Equal Weighted Index uses both quantitative and qualitative selection processes to create an index to mirror the performance of the liquid convertible market. The index is made up of 100 convertible securities each with a convertible amount outstanding greater than $75 million, an equity premium of less than 100%, and a parity value (as a percent of par) less than 200%. In addition, the underlying company must be legally registered and recognized for taxation purposes (including regulation of its financial affairs) in the U.S., only be represented in the index by one security, its common shares must have a market capitalization of at least $400 million, and be a viable, ongoing concern. Please note that an investor cannot invest directly in an index.
(3) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(4) The SSB BIG includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.
(5) Lipper is a major independent mutual fund tracking organization. Average returns are based on the six-month period as of January 31, 2001, calculated among 68 funds in the convertible securities funds category including the reinvestment of dividends and capital gains excluding sales charges.
(6) Please keep in mind convertible securities are subject to stock market, credit and interest rate risks. The Fund is subject to certain risks of overseas investing, including currency fluctuations. In addition the Fund invests in high-yield securities. Although these issues are lower-rated and inherently more risky than higher-rated fixed-income securities, they typically provide shareholders with more income.
(7) A "top-down" investment strategy is a method of first looking at trends in the general economy and then identifying those industries and companies that are expected to benefit from those trends.

  3 Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders somewhat less equity sensitive, primarily due to a combination of declines in underlying common stocks and a material increase in the issuance of defensive zero-coupon convertible securities.(8)

Market Overview and Outlook

The broad convertible market performed poorly during the past six months as its large weighting in "New Economy" technology and telecommunications issues pulled down returns. Many of these convertibles were deep in the money and they suffered virtually all the decline of the underlying stocks. In our opinion, at current prices some of these securities now offer attractive risk/reward trade-offs.

The most notable change in the market during the past six months was the material issuance of zero-coupon convertible securities that are so defensive that they may only have material appreciation if the underlying stock rises well above normal equity market returns. At time of issuance, this type of security is usually unattractive to us for the purpose of long-term investing. We may continue to encounter a market whose composition differs materially from our investment style, which focuses on attractive risk/reward trade-offs, as opposed to a style that tries to mimic a benchmark.

In addition to the composition of the market, the overall economic, stock and bond market environments have had an effect on the convertible market during the period. Until January, the interest rate increases instituted by the Federal Reserve Board ("Fed") in 1999 to 2000, of 150 basis points,(9) kept a lid on equity prices and contributed to a fundamental slowing of the U.S. economy in the fourth quarter of 2000 and early 2001. These increases also can hurt the value of convertible securities by causing their fixed-income investment values to decline. Much of the increase in rates was reversed in January. The general decline in interest rates in recent months has helped support convertible valuations, but their beneficial impact on the economy may come with a lag of several quarters.

In this and all other environments, we plan to stick to our investment style of focusing on "bottom-up" security analysis,(10) with an emphasis on using the convertible structure to quantify and reduce downside risk. (Of course, no guarantees can be made that our approach will be successful.)

Portfolio Update

The Fund's performance during the last six months came from a diverse group of companies. The largest positive contributing sectors were consumer cyclicals, energy, consumer staples, financials and healthcare. Our negative contributors were the communications and basic industries sectors. The technology sector was among others that had modest positive contributions. We attribute our returns in technology to strong security selection as the sector performed poorly in the market.

While our investment approach involves a "bottom-up" security selection, as of January 31, 2001 the Fund has significant representation across market sectors including 18.5% technology, 16.9% healthcare (including biotechnology), 13.0% energy, 8.4% consumer cyclicals and 9.0% communications. We believe that the best current investment opportunities in the market may be in the communications and healthcare sectors. We also see opportunities emerging in the beaten down technology sector, although it is difficult to initiate significant positions while fundamentals are deteriorating so quickly. Our individual security selection process has led the portfolio to investments that we believe have favorable risk and reward ratios.

----------
(8) A zero-coupon convertible security is a zero-coupon bond convertible into the common stock of the issuing company when the stock reaches a predetermined price.
(9)   A basis point is 0.01% or one one-hundredth of a percent.
(10) A "bottom-up" investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.


  4  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

The overall portfolio is starting to be positioned more aggressively than we have during the previous 13 months that we have managed the portfolio. This is the direct result of declining equity prices that have lead us to more favorable risk/reward ratio in securities in sectors such as communications. Overall, whether our security selections are more aggressive or defensive, we believe that the Fund continues to be positioned to behave like a classical convertible fund. This means participating in the upside potential of common stocks while still providing some degree of downside support and a high level of current income.

Thank you for your investment in the Smith Barney Convertible Fund.

Sincerely,


/s/ Ross S. Margolies

Ross S. Margolies
Investment Officer

February 28, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of January 31, 2001 and is subject to change.

  5  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                              Net Asset Value
                          ----------------------
                          Beginning       End         Income      Capital Gain     Return        Total
Period Ended              of Period    of Period    Dividends    Distributions   of Capital    Returns(1)
=========================================================================================================
1/31/01                    $15.50       $16.27        $0.35          $0.00           $0.00        7.34%+
---------------------------------------------------------------------------------------------------------
7/31/00                     15.25        15.50         0.65           0.00            0.00        6.13
---------------------------------------------------------------------------------------------------------
7/31/99                     16.90        15.25         0.66           0.44            0.00       (3.11)
---------------------------------------------------------------------------------------------------------
7/31/98                     18.61        16.90         0.79           1.26            0.00        1.97
---------------------------------------------------------------------------------------------------------
7/31/97                     15.66        18.61         0.75           0.36            0.00       26.94
---------------------------------------------------------------------------------------------------------
7/31/96                     15.27        15.66         0.73           0.00            0.00        7.41
---------------------------------------------------------------------------------------------------------
7/31/95                     14.56        15.27         0.73           0.00            0.00       10.35
---------------------------------------------------------------------------------------------------------
7/31/94                     14.99        14.56         0.73           0.00            0.00        1.99
---------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93       13.82        14.99         0.51           0.03            0.00       12.63+
=========================================================================================================
  Total                                               $5.90          $2.09           $0.00
=========================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                              Net Asset Value
                          ----------------------
                          Beginning       End         Income      Capital Gain     Return        Total
Period Ended              of Period    of Period    Dividends    Distributions   of Capital    Returns(1)
=========================================================================================================
1/31/01                    $15.45       $16.21        $0.31          $0.00           $0.00        7.05%+
---------------------------------------------------------------------------------------------------------
7/31/00                     15.22        15.45         0.59           0.00            0.00        5.59
---------------------------------------------------------------------------------------------------------
7/31/99                     16.89        15.22         0.60           0.44            0.00       (3.61)
---------------------------------------------------------------------------------------------------------
7/31/98                     18.60        16.89         0.71           1.26            0.00        1.51
---------------------------------------------------------------------------------------------------------
7/31/97                     15.66        18.60         0.67           0.36            0.00       26.29
---------------------------------------------------------------------------------------------------------
7/31/96                     15.27        15.66         0.66           0.00            0.00        6.91
---------------------------------------------------------------------------------------------------------
7/31/95                     14.56        15.27         0.66           0.00            0.00        9.80
---------------------------------------------------------------------------------------------------------
7/31/94                     14.99        14.56         0.66           0.00            0.00        1.50
---------------------------------------------------------------------------------------------------------
7/31/93                     13.84        14.99         0.62           0.04            0.00       13.40
---------------------------------------------------------------------------------------------------------
7/31/92                     12.51        13.84         0.64           0.00            0.02       16.25
---------------------------------------------------------------------------------------------------------
7/31/91                     12.21        12.51         0.68           0.00            0.03        8.86
=========================================================================================================
  Total                                               $6.80          $2.10           $0.05
=========================================================================================================

================================================================================
Historical Performance -- Class L Shares
================================================================================

                              Net Asset Value
                          ----------------------
                          Beginning       End         Income      Capital Gain     Return        Total
Period Ended              of Period    of Period    Dividends    Distributions   of Capital    Returns(1)
=========================================================================================================
1/31/01                    $15.36       $16.13        $0.28          $0.00           $0.00        6.96%+
---------------------------------------------------------------------------------------------------------
7/31/00                     15.18        15.36         0.56           0.00            0.00        5.07
---------------------------------------------------------------------------------------------------------
7/31/99                     16.90        15.18         0.57           0.44            0.00       (4.08)
---------------------------------------------------------------------------------------------------------
Inception* -- 7/31/98       17.14        16.90         0.12           0.00            0.00       (0.74)+
=========================================================================================================
  Total                                               $1.53          $0.44           $0.00
=========================================================================================================

  6  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class O Shares
================================================================================

                              Net Asset Value
                          ----------------------
                          Beginning       End         Income      Capital Gain     Return        Total
Period Ended              of Period    of Period    Dividends    Distributions   of Capital    Returns(1)
=========================================================================================================
1/31/01                    $15.41       $16.16        $0.31          $0.00           $0.00        6.99%+
---------------------------------------------------------------------------------------------------------
7/31/00                     15.19        15.41         0.59           0.00            0.00        5.57
---------------------------------------------------------------------------------------------------------
7/31/99                     16.87        15.19         0.60           0.44            0.00       (3.66)
---------------------------------------------------------------------------------------------------------
7/31/98                     18.58        16.87         0.71           1.26            0.00        1.53
---------------------------------------------------------------------------------------------------------
7/31/97                     15.64        18.58         0.68           0.36            0.00       26.37
---------------------------------------------------------------------------------------------------------
7/31/96                     15.27        15.64         0.67           0.00            0.00        6.82
---------------------------------------------------------------------------------------------------------
Inception* -- 7/31/95       14.09        15.27         0.49           0.00            0.00       12.17+
=========================================================================================================
  Total                                               $4.05          $2.06           $0.00
=========================================================================================================

================================================================================
Historical Performance -- Class Y Shares
================================================================================

                              Net Asset Value
                          ----------------------
                          Beginning       End         Income      Capital Gain     Return        Total
Period Ended              of Period    of Period    Dividends    Distributions   of Capital    Returns(1)
=========================================================================================================
1/31/01                    $15.61       $16.40        $0.38          $0.00           $0.00        7.65%+
---------------------------------------------------------------------------------------------------------
7/31/00                     15.34        15.61         0.70           0.00            0.00        6.62
---------------------------------------------------------------------------------------------------------
7/31/99                     16.98        15.34         0.71           0.44            0.00       (2.68)
---------------------------------------------------------------------------------------------------------
7/31/98                     18.66        16.98         0.84           1.26            0.00        2.42
---------------------------------------------------------------------------------------------------------
7/31/97                     15.68        18.66         0.80           0.36            0.00       27.44
---------------------------------------------------------------------------------------------------------
Inception* -- 7/31/96       16.15        15.68         0.39           0.00            0.00       (0.56)+
=========================================================================================================
  Total                                               $3.82          $2.06           $0.00
=========================================================================================================

================================================================================
Average Annual Total Returns
================================================================================

                                               Without Sales Charges(1)
                               -------------------------------------------------
                               Class A    Class B   Class L    Class O   Class Y
================================================================================
Six Months Ended 1/31/01+        7.34%      7.05%     6.96%      6.99%     7.65%
--------------------------------------------------------------------------------
Year Ended 1/31/01              17.84      17.25     16.69      17.23     18.48
--------------------------------------------------------------------------------
Five Years Ended 1/31/01         7.40       6.86       N/A       6.84       N/A
--------------------------------------------------------------------------------
Ten Years Ended 1/31/01           N/A       9.42       N/A        N/A       N/A
--------------------------------------------------------------------------------
Inception* through 1/31/01       8.42       7.83      2.61       8.61      7.74
================================================================================

                                               With Sales Charges(1)
                               -------------------------------------------------
                               Class A    Class B   Class L    Class O   Class Y
================================================================================
Six Months Ended 1/31/01+        1.95%      2.05%     4.86%      5.99%     7.65%
--------------------------------------------------------------------------------
Year Ended 1/31/01              11.94      12.25     14.57      16.23     18.48
--------------------------------------------------------------------------------
Five Years Ended 1/31/01         6.30       6.71       N/A       6.84       N/A
--------------------------------------------------------------------------------
Ten Years Ended 1/31/01           N/A       9.42       N/A        N/A       N/A
--------------------------------------------------------------------------------
Inception* through 1/31/01       7.75       7.83      2.22       8.61      7.74
================================================================================


  7  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Cumulative Total Returns
================================================================================

                                                      Without Sales Charges(1)
================================================================================
Class A (Inception* through 1/31/01)                           94.52%
--------------------------------------------------------------------------------
Class B (1/31/91 through 1/31/01)                             146.01
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/01)                            7.00
--------------------------------------------------------------------------------
Class O (Inception* through 1/31/01)                           67.29
--------------------------------------------------------------------------------
Class Y (Inception* through 1/31/01)                           44.98
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, L, O and Y shares are November 6, 1992, September 9, 1986, June 15, 1998, November 7, 1994 and February 7, 1996, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

  8  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the Smith Barney Convertible Fund vs. Standard & Poor's 500 Index and Lipper Convertible Securities Fund Peer Group Average+

--------------------------------------------------------------------------------
                          January 1991 -- January 2001

                               [GRAPHIC OMITTED]

   [The following table was depicted as a line chart in the printed material.]

                                                           Lipper Convertible
              Smith Barney           Standard & Poor's      Securities Fund
            Convertible Fund             500 Index        Peer Group Average
            ----------------             ---------        ------------------
Jan 1991         10000                     10000                 10000
Jul 1991         11214                     11460                 10977
Jul 1992         13036                     12925                 12855
Jul 1993         14783                     14055                 15182
Jul 1994         15005                     14780                 15701
Jul 1995         16476                     18638                 17775
Jul 1996         17614                     21724                 19298
Jul 1997         22245                     30489                 23010
Jul 1998         22581                     36374                 24570
Jul 1999         21765                     43720                 27021
Jul 2000         22981                     48098                 33136
Jan 2001         24601                     46184                 32865

+ Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1991, assuming deduction of the maximum 5.00% CDSC for Class B shares and reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2001. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The Lipper Convertible Securities Fund Peer Group Average is composed of the Fund's peer group of 68 mutual funds, as of January 31, 2001, investing in convertible securities. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

  9  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                             January 31, 2001
================================================================================

    SHARES                                         SECURITY                                         VALUE
===========================================================================================================
COMMON STOCK -- 6.5%

Basic Industries -- 0.5%
    75,000           AK Steel Holding Corp.                                                     $   702,000
-----------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 0.4%
    33,800           Staples, Inc. (a)(b)                                                           559,813
-----------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 2.6%
    11,200           Delhaize America, Inc.                                                         219,072
    75,000           Hormel Foods Corp.                                                           1,446,750
    25,000           Pepsi Bottling Group, Inc.                                                     975,000
    15,000           Safeway Inc. (a)                                                               760,050
-----------------------------------------------------------------------------------------------------------
                                                                                                  3,400,872
-----------------------------------------------------------------------------------------------------------
Energy -- 0.4%
    46,000           Tesoro Petroleum Corp. (a)                                                     521,640
-----------------------------------------------------------------------------------------------------------
Health Care -- 2.6%
    80,000           HCA-The Healthcare Corp. (b)                                                 2,992,800
    25,000           Health Management Associates, Inc. (a)(b)                                      403,250
-----------------------------------------------------------------------------------------------------------
                                                                                                  3,396,050
-----------------------------------------------------------------------------------------------------------
                     TOTAL COMMON STOCK
                     (Cost -- $8,879,577)                                                         8,580,375
===========================================================================================================
CONVERTIBLE PREFERRED STOCK -- 22.7%

Basic Industries -- 1.7%
    50,000           International Paper Capital Trust, 5.250%                                    2,287,500
-----------------------------------------------------------------------------------------------------------
Capital Goods -- 1.7%
   100,000           Ingersoll-Rand Co., 6.750%                                                   2,290,000
-----------------------------------------------------------------------------------------------------------
Communications -- 1.6%
    75,000           UnitedGlobalCom, Inc., Series C, 7.000%                                      2,025,000
-----------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 2.0%
    50,000           Wendy's Financing I, Series A, 5.000%                                        2,577,500
-----------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 2.0%
    80,000           Sinclair Broadcast Group, Inc., 6.000%                                       2,685,000
-----------------------------------------------------------------------------------------------------------
Energy -- 5.2%
     6,500           Nuevo Financing I, Series A, 5.750%                                            175,500
    25,000           Pogo Trust I, Series A, 6.500%                                               1,590,000
   150,000           Tesoro Petroleum Corp., 7.250%                                               1,798,500
    60,000           Tosco Financing Trust, 5.750%                                                3,307,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  6,871,500
-----------------------------------------------------------------------------------------------------------
Financial Services -- 5.9%
    25,000           Bank United, 8.000%                                                          1,825,000
    65,000           CNB Capital Trust I, 6.000%                                                  2,575,300
    30,000           Equity Office Properties Trust, Series B, 5.250%                             1,316,250
     7,500           Equity Residential Properties, Series G, 7.250%                                186,900
    35,000           Vornado Realty Trust, Series A, 6.500%                                       1,790,250
-----------------------------------------------------------------------------------------------------------
                                                                                                  7,693,700
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

  10  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                 January 31, 2001
================================================================================

    SHARES                                         SECURITY                                         VALUE
===========================================================================================================
Transportation -- 1.2%
    30,000           Canadian National Railway Co., 5.250%                                      $ 1,612,500
-----------------------------------------------------------------------------------------------------------
Utilities -- 1.4%
    30,000           Dominion Resources Inc., 9.500%                                              1,837,800
-----------------------------------------------------------------------------------------------------------
                     TOTAL CONVERTIBLE PREFERRED STOCK
                     (Cost -- $28,493,691)                                                       29,880,500
===========================================================================================================

   FACE
  AMOUNT    RATING(c)                             SECURITY                                         VALUE
===========================================================================================================
CONVERTIBLE BONDS -- 60.9%
Communications -- 7.4%
$1,250,000    BBB-   AT&T Corp., Liberty Media, 4.000% due 11/15/29 (d)                           1,092,188
 1,750,000    Caa2*  Echostar Communications Corp., 4.875% due 1/1/07                             1,620,937
 1,750,000    A      Hutchison Whampoa International Ltd., 2.875% due 9/15/03 (e)                 1,758,750
 5,000,000    B-     NTL Inc., 5.750% due 12/15/09                                                3,231,250
 2,500,000    Baa2*  Rogers Communications, Inc., 2.000% due 11/26/05                             2,003,125
-----------------------------------------------------------------------------------------------------------
                                                                                                  9,706,250
-----------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 6.0%
 3,250,000    A-     Costco Cos., Inc., zero coupon due 8/19/17                                   3,534,375
 2,500,000    BB+    Hilton Hotels Corp., 5.000% due 5/15/06                                      2,187,500
                     The Interpublic Group Co., Inc.:
   500,000    NR       1.800% due 9/16/04 (b)                                                       570,625
 1,750,000    A        1.870% due 6/1/06                                                          1,620,938
-----------------------------------------------------------------------------------------------------------
                                                                                                  7,913,438

-----------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 5.2%
 3,000,000    BBB-   Clear Channel Communications, Inc., 2.625% due 4/1/03                        3,465,000
 1,500,000    AA     Credit Suisse First Boston Corp., 1.000% due 3/18/05 (f)                     1,490,625
   250,000    A+     Goldman Sachs Group, 0.500% due 1/21/04 (e)(g)                                 251,250
 2,000,000    BBB-   News America Holdings, zero coupon due 3/11/13                               1,600,000
-----------------------------------------------------------------------------------------------------------
                                                                                                  6,806,875
-----------------------------------------------------------------------------------------------------------
Energy -- 7.4%
 2,500,000    A-     Devon Energy Corp., zero coupon due 6/27/20 (e)                              1,196,875
 3,000,000    A-     Diamond Offshore Drilling Inc., 3.750% due 2/15/07                           3,303,750
 2,750,000    CCC+   Friede Goldman Halter, Inc., 4.500% due 9/15/04                              1,622,500
 2,000,000    BB-    Pogo Producing Co., 5.500% due 6/15/06                                       1,825,000
 1,500,000    BBB-   Seacor Holdings Inc., 5.375% due 11/15/06                                    1,745,625
-----------------------------------------------------------------------------------------------------------
                                                                                                  9,693,750
-----------------------------------------------------------------------------------------------------------
Financial Services -- 2.1%
 2,500,000    NR     JMH Finance Ltd., 4.750% due 9/6/07 (b)                                      2,793,750
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

  11  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                 January 31, 2001
================================================================================

   FACE
  AMOUNT    RATING(c)                             SECURITY                                         VALUE
===========================================================================================================
Health Care -- 14.3%
                     Affymetrix Inc.:
$1,250,000    CCC+     4.750% due 2/15/07 (b)                                                   $   921,875
   500,000    CCC+     4.750% due 2/15/07 (e)                                                       368,750
 2,675,000    NR     Alkermes Inc., 3.750% due 2/15/07                                            1,705,312
 1,000,000    B      Alpharma Inc., 3.000% due 6/1/06                                             1,271,250
 1,250,000    BB-    Amerisource Health Corp., 5.000% due 12/1/07 (e)                             1,434,375
   750,000    NR     Gilead Sciences Inc., 5.000% due 12/15/07 (e)                                  705,000
 1,075,000    BB-    HCA - The Healthcare Corp., 6.750% due 10/1/06                               1,034,688
 5,000,000    BBB    Health Management Associates, 0.250% due 8/16/20 (e)                         3,250,000
                     Invitrogen Corp.:
   250,000    NR       5.500% due 3/1/07                                                            279,375
 1,000,000    NR       5.500% due 3/1/07 (e)                                                      1,117,500
 2,000,000    Aaa*   Novartis AG, 2.000% due 10/6/02                                              3,265,000
   400,000    NR     Province Healthcare Co., 4.500% due 11/20/05 (e)                               374,500
 1,750,000    NR     Roche Holdings Inc., zero coupon due 5/16/12 (e)                             1,371,563
 3,000,000    BBB-   Universal Health Services, 0.426% due 6/23/20 (b)                            1,740,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 18,839,188
-----------------------------------------------------------------------------------------------------------
Technology -- 18.5%
 1,250,000    CCC+   Advanced Micro Devices, Inc., 6.000% due 5/15/05                             1,768,750
 4,000,000    CCC+   Amazon.com, Inc., 4.750% due 2/1/09                                          1,740,000
 3,500,000    B-     Aspect Communications Corp., zero coupon due 8/10/18                           857,500
 3,250,000    B-     At Home Corp., 4.750% due 12/15/06                                           1,929,687
 2,250,000    B      Citrix Systems Inc., zero coupon due 3/22/19                                 1,305,000
                     CommScope, Inc.:
 2,225,000    Baa3*    4.000% due 12/15/06                                                        1,768,875
   275,000    Baa3*    4.000% due 12/15/06 (e)                                                      218,625
 2,125,000    B      Conexant Systems Inc., 4.000% due 2/1/07                                     1,301,562
 1,500,000    B-     DoubleClick Inc., 4.750% due 3/15/06                                         1,117,500
 6,500,000    NR     Network Associates, Inc., zero coupon due 2/13/18                            2,291,250
 2,000,000    B-     Nvidia Corp., 4.750% due 10/15/07                                            1,662,500
 4,500,000    B+     Quantum Corp., 7.000% due 8/1/04                                             3,611,250
   500,000    CCC    Redback Networks Inc., 5.000% due 4/1/07                                       313,750
 2,000,000    BBB-   SCI Sytems Inc., 3.000% due 3/15/07 (b)                                      1,730,000
 4,500,000    BBB    Solectron Corp., zero coupon due 5/8/20                                      2,649,375
-----------------------------------------------------------------------------------------------------------
                                                                                                 24,265,624
-----------------------------------------------------------------------------------------------------------
                     TOTAL CONVERTIBLE BONDS
                     (Cost -- $77,028,918)                                                       80,018,875
===========================================================================================================

    SHARES                                         SECURITY                                         VALUE
===========================================================================================================
WARRANTS -- 1.3%
   100,000           Federated Department Stores, Inc., Expire 12/19/01 (Cost --
                       $1,000,452)(a)                                                             1,670,000
===========================================================================================================

                       See Notes to Financial Statements.

  12  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                 January 31, 2001
================================================================================

   FACE

  AMOUNT                                          SECURITY                                         VALUE
===========================================================================================================
REPURCHASE AGREEMENT -- 8.6%
$11,307,000          Goldman, Sachs & Co., 5.630% due 2/1/01; Proceeds at maturity --
                       $11,308,768; (Fully collateralized by U.S. Treasury Notes & Bonds,
                       5.500% to 13.750% due 5/15/01 to 2/15/26; Market value -- $11,970,360)
                       (Cost -- $11,307,000)                                                   $ 11,307,000
===========================================================================================================
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $126,709,638**)                                                  $131,456,750
===========================================================================================================

(a)   Non-income producing security.
(b)   All or a portion of this security is on loan (See Note 6).
(c) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(d)   Convertible into shares of Sprint PCS common stock.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f)   Convertible into shares of Philip Morris Co. common stock.
(g) Converted into shares of Hormel Foods Corp. common stock subsequent to January 31, 2001.
** Aggregate cost for Federal income tax purposes is substantially the same.

      See page 14 for definition of bond ratings.

                       See Notes to Financial Statements.

  13  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definition of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   -- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as and CCC predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      -- Bonds rated "Aa" are judged to be of high quality by all standards.
           Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     -- Bonds rated "Baa" are considered to be medium grade obligations,
           i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba      -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B       -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     -- Bonds that are rated "Caa" are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.
NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

  14  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)                 January 31, 2001
================================================================================

ASSETS:
    Investments, at value (Cost -- $126,709,638)                        $ 131,456,750
    Cash                                                                          933
    Collateral for securities on loan (Note 6)                             14,822,100
    Receivable for securities sold                                            711,131
    Dividends and interest receivable                                         962,047
    Receivable for Fund shares sold                                            92,978
-------------------------------------------------------------------------------------
    Total Assets                                                          148,045,939
-------------------------------------------------------------------------------------

LIABILITIES:
    Payable for securities on loan (Note 6)                                14,822,100
    Payable for securities purchased                                          381,630
    Investment advisory fee payable                                            50,272
    Administration fee payable                                                 20,133
    Accrued expenses                                                          122,560
-------------------------------------------------------------------------------------
    Total Liabilities                                                      15,396,695
-------------------------------------------------------------------------------------
Total Net Assets                                                        $ 132,649,244
=====================================================================================

NET ASSETS:
    Par value of shares of beneficial interest                          $       8,110
    Capital paid in excess of par value                                   134,629,058
    Undistributed net investment income                                     1,523,956
    Accumulated net realized loss from security transactions               (8,258,992)
    Net unrealized appreciation of investments                              4,747,112
-------------------------------------------------------------------------------------
Total Net Assets                                                        $ 132,649,244
=====================================================================================
Shares Outstanding:
    Class A                                                                 1,517,548
    ---------------------------------------------------------------------------------
    Class B                                                                   646,520
    ---------------------------------------------------------------------------------
    Class L                                                                    42,765
    ---------------------------------------------------------------------------------
    Class O                                                                    19,533
    ---------------------------------------------------------------------------------
    Class Y                                                                 5,883,913
    ---------------------------------------------------------------------------------

Net Asset Value:
    Class A (and redemption price)                                      $       16.27
    ---------------------------------------------------------------------------------
    Class B *                                                           $       16.21
    ---------------------------------------------------------------------------------
    Class L **                                                          $       16.13
    ---------------------------------------------------------------------------------
    Class O **                                                          $       16.16
    ---------------------------------------------------------------------------------
    Class Y (and redemption price)                                      $       16.40
    ---------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
    Class A (net asset value plus 5.26% of net asset value per share)   $       17.13
    ---------------------------------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value per share)   $       16.29
=====================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

  15  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)    For the Six Months Ended January 31, 2001
================================================================================

INVESTMENT INCOME:
    Interest                                                                      $  3,240,005
    Dividends                                                                        1,117,346
----------------------------------------------------------------------------------------------
    Total Investment Income                                                          4,357,351
----------------------------------------------------------------------------------------------

EXPENSES:
    Investment advisory fee (Note 2)                                                   315,572
    Administration fee (Note 2)                                                        126,229
    Distribution fees (Note 2)                                                          73,603
    Shareholder and system servicing fees                                               29,339
    Registration fees                                                                   27,781
    Audit and legal                                                                     18,451
    Shareholder communications                                                          18,119
    Trustees' fees                                                                       8,117
    Custody                                                                              7,374
    Pricing service fees                                                                 3,016
    Other                                                                                4,538
----------------------------------------------------------------------------------------------
    Total Expenses                                                                     632,139
----------------------------------------------------------------------------------------------
Net Investment Income                                                                3,725,212
----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
    Realized Loss From Security Transactions (excluding short-term securities):
      Proceeds from sales                                                           95,354,911
      Cost of securities sold                                                       98,390,480
----------------------------------------------------------------------------------------------
    Net Realized Loss                                                               (3,035,569)
----------------------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation (Depreciation) of Investments:
      Beginning of period                                                           (3,911,168)
      End of period                                                                  4,747,112
----------------------------------------------------------------------------------------------
    Increase in Net Unrealized Appreciation                                          8,658,280
----------------------------------------------------------------------------------------------
Net Gain on Investments                                                              5,622,711
----------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                            $  9,347,923
==============================================================================================

                       See Notes to Financial Statements.

  16  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended January 31, 2001 (unaudited) and the Year Ended July 31, 2000

                                                                           2001             2000
====================================================================================================
OPERATIONS:
    Net investment income                                            $   3,725,212    $   6,711,372
    Net realized loss                                                   (3,035,569)         (79,307)
    Increase in net unrealized appreciation                              8,658,280        1,827,630
----------------------------------------------------------------------------------------------------
    Increase in Net Assets From Operations                               9,347,923        8,459,695
----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                               (2,966,823)      (6,129,174)
----------------------------------------------------------------------------------------------------
    Decrease in Net Assets From Distributions to Shareholders           (2,966,823)      (6,129,174)
----------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 7):
    Net proceeds from sale of shares                                     8,264,584        9,745,512
    Net asset value of shares issued for reinvestment of dividends         573,643        1,296,152
    Cost of shares reacquired                                           (8,643,371)     (31,817,839)
----------------------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From Fund Share Transactions         194,856      (20,776,175)
----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                        6,575,956      (18,445,654)

NET ASSETS:
    Beginning of period                                                126,073,288      144,518,942
----------------------------------------------------------------------------------------------------
    End of period*                                                   $ 132,649,244    $ 126,073,288
====================================================================================================
* Includes undistributed net investment income of:                   $   1,523,956    $     765,567
====================================================================================================

                       See Notes to Financial Statements.

  17  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Smith Barney Convertible Fund ("Fund"), a separate investment fund of Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 2000, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement,
   Administration Agreement and
   Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the six months ended January 31, 2001, the Fund paid transfer agent fees of $20,656 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency


  18  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the six months ended January 31, 2001, SSB received no brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the firs year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal to exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2001, SSB received sales charges of $25,000 and $3,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately $9,000 for Class B shares.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively.

For the six months ended January 31, 2001, total Distribution Plan fees incurred were:

                              Class A        Class B       Class L       Class O
================================================================================
Distribution Plan Fees        $28,257        $42,348       $1,922        $1,076
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the six months ended January 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $92,094,262
--------------------------------------------------------------------------------
Sales                                                                 95,354,911
================================================================================

At January 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 9,443,229
Gross unrealized depreciation                                        (4,696,117)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 4,747,112
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option,


  19  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 2001, the Fund did not hold any purchased call or put options contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended January 31, 2001, the Fund did not enter into any written covered call or put option contracts.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At January 31, 2001, the Fund loaned common stocks having a value of $14,327,749 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Time Deposits:
  Caisse des Depots et Consignations, 5.94% due 2/1/01               $ 1,467,241
  Chase Bank, 5.81% due 2/1/01                                         3,731,818
  Credit Suisse, 5.81% due 2/1/01                                      4,056,489
  DG Bank AG, 5.88% due 2/1/01                                         2,330,324
  DG Bank AG, 5.81% due 2/1/01                                         3,193,406
  UBS Securities, 5.81% due 2/1/01                                         3,259
Floating Rate Note:
  First Union, 6.63% due 7/27/01                                          39,563
--------------------------------------------------------------------------------
Total                                                                $14,822,100
================================================================================

Income earned by the Fund from securities loaned for the six months ended January 31, 2001 was $34,522.

  20  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

7. Shares of Beneficial Interest

At January 31, 2001, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At January 31, 2001, total paid-in capital amounted to the following for each class:

                         Class A      Class B     Class L   Class O    Class Y
================================================================================
Total Paid-in Capital  $21,572,213  $12,759,474  $700,886  $406,860  $99,197,735
================================================================================

Transactions in shares of each class were as follows:

                                         Six Months Ended                     Year Ended
                                         January 31, 2001                   July 31, 2000
                                   ---------------------------      ----------------------------
                                     Shares          Amount            Shares          Amount
================================================================================================
Class A
Shares sold                         293,218      $  4,612,875        135,905       $  2,050,145
Shares issued on reinvestment        25,473           395,549         52,418            783,486
Shares reacquired                  (207,418)       (3,242,923)      (496,699)        (7,407,215)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)             111,273      $  1,765,501       (308,376)      $ (4,573,584)
================================================================================================
Class B
Shares sold                          45,795      $    709,106         45,749       $    687,108
Shares issued on reinvestment        10,913           168,864         32,872            489,177
Shares reacquired                  (265,722)       (4,126,374)      (640,004)        (9,506,752)
------------------------------------------------------------------------------------------------
Net Decrease                       (209,014)     $ (3,248,404)      (561,383)      $ (8,330,467)
================================================================================================
Class L
Shares sold                          25,854      $    398,815          4,338       $     64,803
Shares issued on reinvestment           264             4,073            609              9,011
Shares reacquired                      (876)          (13,322)       (23,012)          (336,542)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)              25,242      $    389,566        (18,065)      $   (262,728)
================================================================================================
Class O
Shares sold                              49      $        771             62       $        957
Shares issued on reinvestment           335             5,157            976             14,478
Shares reacquired                    (1,682)          (26,372)       (17,881)          (266,378)
------------------------------------------------------------------------------------------------
Net Decrease                         (1,298)     $    (20,444)       (16,843)      $   (250,943)
================================================================================================
Class Y
Shares sold                         165,974      $  2,543,017        469,700       $  6,942,499
Shares reacquired                   (77,299)       (1,234,380)      (915,355)       (14,300,952)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)              88,675      $  1,308,637       (445,655)      $ (7,358,453)
================================================================================================

  21  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class A Shares                                  2001(1)(2)      2000(2)       1999(2)        1998        1997       1996(2)
===========================================================================================================================
Net Asset Value, Beginning of Period             $ 15.50       $ 15.25       $ 16.90       $ 18.61     $ 15.66     $ 15.27
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                             0.44          0.69          0.69          0.73        0.78        0.74
  Net realized and unrealized gain (loss)           0.68          0.21         (1.24)        (0.39)       3.28        0.38
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 1.12          0.90         (0.55)         0.34        4.06        1.12
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.35)        (0.65)        (0.66)        (0.79)      (0.75)      (0.73)
  Net realized gains                                  --            --         (0.44)        (1.26)      (0.36)         --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.35)        (0.65)        (1.10)        (2.05)      (1.11)      (0.73)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $ 16.27       $ 15.50       $ 15.25       $ 16.90     $ 18.61     $ 15.66
---------------------------------------------------------------------------------------------------------------------------
Total Return                                        7.34%++       6.13%        (3.11)%        1.97%      26.94%       7.41%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $24,693       $21,794       $26,141       $35,780     $38,803     $34,888
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          1.28%+        1.34%         1.29%         1.25%       1.27%       1.40%
  Net investment income                             5.62+         4.62          4.45          4.09        4.61        4.68
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               80%          167%           27%           49%         57%         59%
===========================================================================================================================

Class B Shares                                  2001(1)(2)      2000(2)       1999(2)        1998        1997       1996(2)
===========================================================================================================================
Net Asset Value, Beginning of Period             $ 15.45       $ 15.22       $ 16.89       $ 18.60     $ 15.66     $ 15.27
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                             0.39          0.61          0.61          0.64        0.69        0.66
  Net realized and unrealized gain (loss)           0.68          0.21         (1.24)        (0.38)       3.28        0.39
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 1.07          0.82         (0.63)         0.26        3.97        1.05
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.31)        (0.59)        (0.60)        (0.71)      (0.67)      (0.66)
  Net realized gains                                  --            --         (0.44)        (1.26)      (0.36)         --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.31)        (0.59)        (1.04)        (1.97)      (1.03)      (0.66)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $ 16.21       $ 15.45       $ 15.22       $ 16.89     $ 18.60     $ 15.66
---------------------------------------------------------------------------------------------------------------------------
Total Return                                        7.05%++       5.59%        (3.61)%        1.51%      26.29%       6.91%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $10,480       $13,216       $21,559       $35,570     $42,927     $42,420
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          1.83%+        1.86%         1.76%         1.74%       1.77%       1.90%
  Net investment income                             5.06+         4.10          3.98          3.60        4.12        4.18
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               80%          167%           27%           49%         57%         59%
===========================================================================================================================

(1)   For the six months ended January 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


  22  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class L Shares                                  2001(1)(2)      2000(2)     1999(2)      1998(3)
==================================================================================================
Net Asset Value, Beginning of Period             $ 15.36       $ 15.18     $ 16.90     $ 17.14
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                             0.36          0.53        0.53        0.05
  Net realized and unrealized gain (loss)           0.69          0.21       (1.24)      (0.17)
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 1.05          0.74       (0.71)      (0.12)
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.28)        (0.56)      (0.57)      (0.12)
  Net realized gains                                  --            --       (0.44)         --
--------------------------------------------------------------------------------------------------
Total Distributions                                (0.28)        (0.56)      (1.01)      (0.12)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $ 16.13       $ 15.36     $ 15.18     $ 16.90
--------------------------------------------------------------------------------------------------
Total Return                                        6.96%++       5.07%      (4.08)%     (0.74)%++
--------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $   690       $   270     $   540     $   210
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          2.05%+        2.34%       2.30%       1.98%+
  Net investment income                             4.87+         3.64        3.39        2.51+
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               80%          167%         27%         49%
==================================================================================================

Class O Shares                                  2001(1)(2)     2000(2)       1999(2)       1998(4)      1997       1996(2)
==========================================================================================================================
Net Asset Value, Beginning of Period             $15.41        $15.19        $16.87        $18.58      $15.64      $15.27
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                            0.39          0.60          0.61          0.63        0.67        0.67
  Net realized and unrealized gain (loss)          0.67          0.21         (1.25)        (0.37)       3.31        0.37
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                1.06          0.81         (0.64)         0.26        3.98        1.04
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.31)        (0.59)        (0.60)        (0.71)      (0.68)      (0.67)
  Net realized gains                                 --            --         (0.44)        (1.26)      (0.36)         --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.31)        (0.59)        (1.04)        (1.97)      (1.04)      (0.67)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $16.16        $15.41        $15.19        $16.87      $18.58      $15.64
--------------------------------------------------------------------------------------------------------------------------
Total Return                                       6.99%++       5.57%        (3.66)%        1.53%      26.37%       6.82%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $  316        $  321        $  572        $1,557      $1,252      $  641
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.87%+        1.90%         1.78%         1.70%       1.74%       1.86%
  Net investment income                            5.02+         4.06          4.00          3.63        4.14        4.17
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              80%          167%           27%           49%         57%         59%
==========================================================================================================================

(1)   For the six months ended January 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the period from June 15, 1998 (inception date) to July 31, 1998.
(4)   On June 12, 1998, Class C shares were renamed Class O shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

  23  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class Y Shares                                  2001(1)(2)     2000(2)       1999(2)        1998         1997    1996(2)(3)
=============================================================================================================================
Net Asset Value, Beginning of Period             $ 15.61       $ 15.34       $ 16.98       $ 18.66     $ 15.68     $16.15
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                             0.48          0.78          0.76          0.77        0.83       0.38
  Net realized and unrealized gain (loss)           0.69          0.19         (1.25)        (0.35)       3.31      (0.46)
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 1.17          0.97         (0.49)         0.42        4.14      (0.08)
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.38)        (0.70)        (0.71)        (0.84)      (0.80)     (0.39)
  Net realized gains                                  --            --         (0.44)        (1.26)      (0.36)        --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.38)        (0.70)        (1.15)        (2.10)      (1.16)     (0.39)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $ 16.40       $ 15.61       $ 15.34       $ 16.98     $ 18.66     $15.68
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                        7.65%++       6.62%        (2.68)%        2.42%      27.44%     (0.56)%++
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $96,470       $90,472       $95,707       $72,870     $29,080     $9,189
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          0.82%+        0.87%         0.83%         0.83%       0.85%      1.00%+
  Net investment income                             6.08+         5.10          4.87          4.49        5.04       4.98+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               80%          167%           27%           49%         57%        59%
=============================================================================================================================

(1)   For the six months ended January 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the period from February 7, 1996 (inception date) to July 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


  24  Smith Barney Convertible Fund | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
  SMITH BARNEY
CONVERTIBLE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS

Heath B. McLendon
President and

Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Ross S. Margolies
Investment Officer

Anthony Pace
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISOR

SSB Citi Fund Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Convertible Fund
================================================================================

This report is submitted for the general information of shareholders of Smith Barney Income Funds -- Smith Barney Convertible Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY CONVERTIBLE FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

        SALOMON SMITH BARNEY
----------------------------
A member of Citigroup [LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02170 3/01